As filed with the Securities and Exchange Commission on February 23, 2022
File No. 33-5852
File No. 811-4676

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
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Post-Effective Amendment No. 169
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and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
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Amendment No. 171
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HARBOR FUNDS
(Exact name of Registrant as Specified in Charter)

111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606
(Address of Principal Executive Offices)
(312) 443-4400
(Registrant’s Telephone Number, including Area Code)

CHARLES F. MCCAIN, ESQ. Harbor Funds 111 South Wacker Drive – 34th Floor Chicago, Illinois 60606	CHRISTOPHER P. HARVEY, ESQ. Dechert LLP One International Place – 40th Floor 100 Oliver Street Boston, Massachusetts 02110
(Name and address of Agents for Service)

It is proposed that this filing will become effective (check appropriate box)
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immediately upon filing pursuant to paragraph (b)
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on March 1, 2022 pursuant to paragraph (b)
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60 days after filing pursuant to paragraph (a)(1)
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on     pursuant to paragraph (a)(1)
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75 days after filing pursuant to paragraph (a)(2)
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on     pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
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this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
Harbor Funds
March 1, 2022
Harbor Funds	Retirement Class	Institutional Class	Administrative Class	Investor Class

Harbor Capital Appreciation Fund	HNACX	HACAX	HRCAX	HCAIX
Harbor Convertible Securities Fund	HNCVX	HACSX	HRCSX	HICSX
Harbor Core Bond Fund	HCBRX	HACBX	–	–
Harbor Core Plus Fund (formerly, Harbor Bond Fund)	HBFRX	HABDX	HRBDX	–
Harbor Disruptive Innovation Fund (formerly, Harbor Mid Cap Growth Fund)	HNMGX	HAMGX	HRMGX	HIMGX
Harbor Diversified International All Cap Fund	HNIDX	HAIDX	HRIDX	HIIDX
Harbor Emerging Markets Equity Fund	HNEMX	HAEMX	HREMX	HIEEX
Harbor Focused International Fund	HNFRX	HNFSX	HNFDX	HNFIX
Harbor Global Leaders Fund	HNGIX	HGGAX	HRGAX	HGGIX
Harbor High-Yield Bond Fund	HNHYX	HYFAX	HYFRX	HYFIX
Harbor International Fund	HNINX	HAINX	HRINX	HIINX
Harbor International Growth Fund	HNGFX	HAIGX	HRIGX	HIIGX
Harbor International Small Cap Fund	HNISX	HAISX	HRISX	HIISX
Harbor Large Cap Value Fund	HNLVX	HAVLX	HRLVX	HILVX
Harbor Mid Cap Fund	HMCRX	HMCLX	HMCDX	HMCNX
Harbor Mid Cap Value Fund	HNMVX	HAMVX	HRMVX	HIMVX
Harbor Money Market Fund	–	HARXX	HRMXX	–
Harbor Overseas Fund	HAORX	HAOSX	HAOAX	HAONX
Harbor Small Cap Growth Fund	HNSGX	HASGX	HRSGX	HISGX
Harbor Small Cap Value Fund	HNVRX	HASCX	HSVRX	HISVX
Harbor Strategic Growth Fund	HNGSX	MVSGX	HSRGX	HISWX
The Securities and Exchange Commission (SEC) has not approved any Fund’s shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Harbor Capital Appreciation Fund

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees[1]	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	0.03%	0.11%	0.11%	0.22%
Total Annual Fund Operating Expenses	0.63%	0.71%	0.96%	1.07%
Fee Waiver[1]	(0.06)%	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.57%	0.65%	0.90%	1.01%
1 The Adviser has contractually agreed to reduce the management fee to 0.56% on assets between $5 billion and $10 billion, 0.54% on assets between $10 billion and $20 billion and 0.53% on assets over $20 billion through February 28, 2023. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$58	$196	$345	$781
Institutional	$66	$221	$389	$877
Administrative	$92	$300	$525	$1,173
Investor	$103	$334	$584	$1,300

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48%.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common and preferred stocks, of U.S. companies with market capitalizations of at least $1 billion at the time of purchase and that the Subadviser considers to have above average prospects for growth.
The Subadviser uses a bottom-up approach, researching and evaluating individual companies, to manage the Fund’s portfolio. This research includes visits to companies and discussions with company management.
In selecting stocks for the Fund’s portfolio, the Subadviser looks for companies that it believes have the following financial characteristics:
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Superior absolute and relative earnings growth
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Superior sales growth, improving sales momentum and high levels of unit growth
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High or improving profitability
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Strong balance sheets
In addition, the Subadviser looks for companies that have actually achieved or exceeded expected earnings results and, in the opinion of the Subadviser, are attractively valued relative to their growth prospects.
The Subadviser focuses on stocks of companies that it believes have distinct attributes such as:
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Strong market position with a defensible franchise
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Unique marketing competence
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Strong research and development leading to superior new product flow
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Capable and disciplined management
The Subadviser prefers companies that are in the early stages of demonstrating the above financial characteristics and other attributes.
The stocks of mid and large cap companies in the Fund’s portfolio are those the Subadviser expects to maintain or achieve above average earnings growth. Sector allocations are the outcome of the Subadviser’s bottom-up investment process and may, from time to time, result in more substantial investments in particular sectors.
The Fund may invest up to 20% of its total assets in the securities of foreign issuers, including issuers located or doing business in emerging markets.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first three risks) include:
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within

1

Fund Summary
Harbor Capital Appreciation Fund

an industry. Equity securities generally have greater price volatility than fixed income securities.
Growth Style Risk: Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks.
Mid Cap Risk: The Fund’s performance may be more volatile because it invests in mid cap stocks. Mid cap companies may have limited product lines, markets and financial resources. Securities of mid cap companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, mid cap stocks may fall out of favor relative to small or large cap stocks, which may cause the Fund to underperform other equity funds that focus on small or large cap stocks.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect.  The Subadviser and/or Adviser, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser and/or Adviser, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and/or Adviser, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared with those of the Fund’s benchmark index and other comparative indices, which include securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	34.29%	Q2 2020
Worst Quarter	-16.40%	Q4 2018

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Fund Summary
Harbor Capital Appreciation Fund

Average Annual Total Returns — As of December 31, 2021
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Capital Appreciation Fund
Retirement Class* Before Taxes	15.74%	26.43%	20.04%	13.14%	03-01-2016
Institutional Class Before Taxes	15.63%	26.33%	19.99%	13.13%	12-29-1987
After Taxes on Distributions	11.12%	22.98%	17.77%	N/A
After Taxes on Distributions and Sale of Fund Shares	12.19%	20.94%	16.48%	N/A
Administrative Class Before Taxes	15.35%	26.01%	19.69%	13.14%	11-01-2002
Investor Class Before Taxes	15.21%	25.87%	19.55%	12.97%	11-01-2002
Comparative Indices (reflects no deduction for fees, expenses or taxes)
Russell 1000® Growth^	27.60%	25.32%	19.79%	11.96%
S&P 500^	28.71%	18.47%	16.55%	11.49%
*
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
Jennison Associates LLC (“Jennison”) has subadvised the Fund since May 1990.

Portfolio Managers
Mr. Segalas and the co- portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Spiros “Sig” Segalas Jennison Associates LLC
Mr. Segalas is a Director, the Chief Investment Officer, President and a founding member of Jennison and has managed the Fund since 1990.
Kathleen A. McCarragher Jennison Associates LLC
Ms. McCarragher is a Director, Managing Director and the Head of Growth Equity of Jennison and has co-managed the Fund since 2013 and been involved in portfolio management for the Fund since 1998.
Blair A. Boyer Jennison Associates LLC
Mr. Boyer is a Managing Director and the Co-Head of Large Cap Growth Equity of Jennison and has co-managed the Fund since 2019.
Natasha Kuhlkin, CFA Jennison Associates LLC
Ms. Kuhlkin is a Managing Director and a Large Cap Growth Equity Portfolio Manager of Jennison and has co-managed the Fund since 2019.

3

Fund Summary
Harbor Capital Appreciation Fund

Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

4

Harbor Convertible Securities Fund

Fund Summary
Investment Objective
The Fund seeks to maximize total returns (i.e., current income and capital appreciation).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees[1]	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	0.08%	0.16%	0.16%	0.27%
Total Annual Fund Operating Expenses	0.73%	0.81%	1.06%	1.17%
Fee Waiver[1]	(0.05)%	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.68%	0.76%	1.01%	1.12%
1 The Adviser has contractually agreed to reduce the management fee to 0.60% through February 28, 2023. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$69	$228	$401	$902
Institutional	$78	$254	$445	$997
Administrative	$103	$332	$580	$1,290
Investor	$114	$367	$639	$1,416

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50%.
Principal Investment Strategy
Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of convertible securities. While the Fund’s portfolio consists primarily of convertible securities of U.S. issuers, it may, from time to time, include non-convertible corporate debt, non-U.S. dollar-denominated securities, convertible securities of foreign issuers, synthetic convertibles or common stock of issuers. In addition, the Subadviser may, from time to time and subject to market conditions, utilize macro hedging techniques. However, it is not the Subadviser’s intention to normally hedge on a security-specific basis.
Convertible securities are “hybrid” securities that possess both fixed income and equity characteristics. These convertible securities include corporate bonds, preferred stocks and other types of securities that are convertible into common stock or its equivalent value. A convertible security generally performs more like a common stock when the price of the underlying stock is closer to or above the conversion price because it is more likely that the convertible security will be converted into stock. A convertible security generally performs more like a bond when the price of the underlying stock is well below the conversion price because it is more likely that the convertible security will mature without being converted. While the Fund has broad discretion to invest in all types of convertible securities, the Fund focuses primarily on investments in convertible bonds. The Fund also focuses primarily on convertible securities of corporate issuers with debt rated below investment-grade (below Baa3 by Moody’s or below BBB- by S&P or Fitch), commonly referred to as “high-yield” or “junk” bonds. As a result, all, or substantially all, of the Fund’s assets may be invested in below investment-grade rated securities. The Fund invests primarily in U.S. dollar denominated securities; however, the Fund may invest in securities denominated in other currencies.
The Subadviser seeks to maximize portfolio return and minimize default risk by adhering generally to the following elements of its philosophy when selecting securities for investment:
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Bottom-up, fundamental analysis
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Broad diversification
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Direct communication with management
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Monitoring issuers on a systematic basis
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Credit committee disciplined approach
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Comprehensive reporting and risk control systems
The Subadviser conducts in-depth analysis using proprietary research tools in addition to communicating with management of the issuers to select securities for investment in the Fund and to monitor the selected securities on a systematic basis. The Subadviser seeks to select securities issued by companies that generally exhibit or are believed by the Subadviser to have the prospect for, positive credit momentum with the potential for credit rating upgrade and/or equity appreciation. The Subadviser may consider environmental, social, and governance (ESG) factors that might impact a company’s future prospects, operating performance, or valuation. The Subadviser utilizes internally generated ESG-related research. ESG considerations are integrated into the Subadviser’s overall credit research process.

5

Fund Summary
Harbor Convertible Securities Fund

In addition to considering company fundamentals, the Subadviser also considers a range of more technical factors related to the convertible nature of these securities, including:
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The optimal entry point to acquire the company’s convertible securities based upon the relationship between the underlying equity and bond valuations and convertible security price
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Determining the catalysts for growth on the equity side of the company’s balance sheet relative to the resiliency of bond valuations if the company’s equity valuations were to decline
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Assessing the volatility of the underlying common stock and its relationship with the price of the convertible security
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Determining whether there is sufficient liquidity to support purchase and sale activity
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Assessing the historical relationship between the price of the convertible security and the Subadviser’s view of the security’s implied value
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Assessing/monitoring the positive risk/reward characteristics of the convertible security versus the movements (up/down) in the price of the underlying equity
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Assessing the potential for risk/volatility by first identifying the “bond floor” (the price of the convertible security if valued solely based on the underlying bond price) as the main convertible component
The Subadviser tends to acquire convertible securities that have valuations more closely aligned with a company’s bonds than common stock. The Subadviser believes this approach can provide greater downside protection for the Fund’s portfolio, although at the expense of potentially greater appreciation that can come with holding convertible securities whose price is more dependent upon the price of the underlying common stock.
All securities in the portfolio are typically reviewed at least four times a year. As part of the selection and monitoring process, the Subadviser actively seeks to avoid holding securities of issuers that it deems to have a high risk of default.
Duration/Maturity: Although duration may be one of the characteristics considered in securities selection, the Fund does not focus on securities with any duration or maturity and does not seek to maintain the maturity of the Fund’s portfolio in any particular range. The weighted average maturity of the Fund’s portfolio was 3.78 years as of December 31, 2021.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Convertible securities fluctuate in price in response to various factors, including changes in interest rates, changes in the price of equity securities, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Convertible Securities Risk: Convertible securities generally tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
High-Yield Risk: There is a greater risk that the Fund will lose money because it invests primarily in below investment-grade convertible securities and unrated securities of similar credit quality (commonly referred to as “high-yield securities” or “junk bonds”). These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
Credit Risk: The issuer or guarantor of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Convertible securities are generally junior to the company’s non-convertible debt so the company would normally have to pay interest on its nonconvertible debt before interest can be paid on the convertible securities. Credit risk may be higher for the Fund because it invests primarily in convertible securities of companies with debt rated below investment-grade.
Interest Rate Risk: As interest rates rise, the values of convertible securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Convertible securities are normally much more sensitive to interest rate changes when they are valued more like the company’s bonds than the company’s common stock, such as when the conversion price for the convertible security is well above the common stock price. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its convertible securities when the Subadviser may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
ESG Factors Risk: The Subadviser and/or Adviser, as applicable, considers certain ESG factors in evaluating company quality which may result in the selection or exclusion of securities for reasons other than performance and the Fund may underperform relative to other funds that do not consider ESG factors.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

6

Fund Summary
Harbor Convertible Securities Fund

Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Liquidity Risk: The market for convertible securities is less liquid than the market for non-convertible corporate bonds. The Fund may at times have greater difficulty buying or selling specific convertible securities at prices the Subadviser believes are reasonable, which would be adverse to the Fund. Valuation of investments may be difficult, particularly during periods of market volatility or reduced liquidity and for investments that trade infrequently or irregularly. In these circumstances, among others, an investment may be valued using fair value methodologies that are inherently subjective and reflect good faith judgments based on available information.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect.  The Subadviser and/or Adviser, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser and/or Adviser, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and/or Adviser, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	23.06%	Q2 2020
Worst Quarter	-13.17%	Q1 2020

7

Fund Summary
Harbor Convertible Securities Fund

Average Annual Total Returns — As of December 31, 2021
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Convertible Securities Fund
Retirement Class* Before Taxes	2.61%	11.66%	8.81%	7.67%	03-01-2016
Institutional Class Before Taxes	2.52%	11.54%	8.75%	7.62%	05-01-2011
After Taxes on Distributions	-1.79%	8.06%	6.41%	N/A
After Taxes on Distributions and Sale of Fund Shares	2.43%	7.62%	6.01%	N/A
Administrative Class Before Taxes	2.29%	11.22%	8.45%	7.32%	05-01-2011
Investor Class Before Taxes	2.16%	11.14%	8.34%	7.22%	05-01-2011
Comparative Index (reflects no deduction for fees, expenses or taxes)
ICE BofA U.S. Convertible Ex Mandatory^	4.12%	17.77%	14.43%	12.33%
*
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
Shenkman Capital Management, Inc. (“Shenkman Capital”) has subadvised the Fund since 2011.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Mark R. Shenkman Shenkman Capital Management, Inc.
Mr. Shenkman is the President, Founder and a Director of Shenkman Capital and has co-managed the Fund since its inception in 2011.
Justin W. Slatky Shenkman Capital Management, Inc.
Mr. Slatky is a Executive Vice President, Chief Investment Officer and a Senior Portfolio Manager of Shenkman Capital and has co-managed the Fund since 2017. Mr. Slatky has been involved in portfolio management for the Fund since 2011.
Jordan N. Barrow, CFA Shenkman Capital Management, Inc.
Mr. Barrow is a Senior Vice President and Portfolio Manager of Shenkman Capital and has co-managed the Fund since 2016. Mr. Barrow has been involved in portfolio management for the Fund since 2015.
Thomas Whitley, CFA Shenkman Capital Management, Inc.
Mr. Whitley is a Vice President and Portfolio Manager of Shenkman Capital and has co-managed the Fund since 2019.

8

Fund Summary
Harbor Convertible Securities Fund

Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

9

Harbor Core Bond Fund

Fund Summary
Investment Objective
The Fund seeks total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class
Management Fees[1]	0.23%	0.23%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.09%	0.17%
Total Annual Fund Operating Expenses	0.32%	0.40%
Expense Reimbursement[2]	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	0.26%	0.34%
1 Restated to reflect current fees.
2 The Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.26% and 0.34% for the Retirement Class and Institutional Class, respectively, through February 28, 2023. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$27	$97	$174	$400
Institutional	$35	$122	$218	$499

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47%.
Principal Investment Strategy
The Fund invests primarily in investment-grade fixed income securities of issuers located in the U.S. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of fixed income instruments. Fixed income instruments include bonds, debt securities and other similar instruments issued by various public- or private-sector entities.
The Subadviser’s approach is grounded in detailed bottom-up research and emphasizes careful security selection through:
■
Rigorous fundamental credit analysis of the issuer,
■
A detailed review of the structural features of the security, and
■
Relative-value comparisons to other opportunities.
In order to be selected for the portfolio, a security must be attractive with respect to all three of these factors. If one factor deteriorates, the security becomes a candidate for sale.
When forming an opinion on the creditworthiness of an issuer, the Subadviser evaluates many factors, including financial performance, balance sheet strength, management quality, operating risk, market position, industry fundamentals, event risk, and economic sensitivity. The Subadviser’s analysis also includes a detailed review of the underlying structural features of a bond, such as coupon type, redemption features, level of subordination, and collateral. For securitized bonds (such as mortgage-backed and asset-backed), the Subadviser assesses factors such as issue sponsorship, structure, deal history, regulation, and liquidity. As part of its investment process with respect to each portfolio investment, the Subadviser considers environmental, social and governance (“ESG”) factors that it believes may have a material impact on an issuer and the value of its securities. As a result, the key ESG considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each issuer.
The Subadviser believes that it is difficult to predict the timing, direction, and magnitude of future interest-rate changes. Therefore, duration management and yield-curve positioning are not part of the Fund’s strategy.
The portfolio is constructed from the bottom up and is comprised of U.S. dollar-denominated securities. The Subadviser sets sector allocations based on its views of relative values between sectors and opportunities at the security level. A comprehensive risk overlay also influences portfolio construction. The Subadviser systematically measures and monitors the Fund’s key risk exposures. The overall aim of the portfolio construction process is to craft a portfolio of attractively priced securities (relative to other opportunities in the universe) that when combined together in a portfolio provide what the Subadviser believes will be attractive expected return, reasonable risk exposures, and adequate liquidity.
At times, the Fund may invest a large percentage of its assets in investment-grade mortgage-backed and asset-backed securities.
Credit Quality: The Fund invests primarily in investment-grade securities.
Duration: The Fund’s average duration, as calculated by the Subadviser, is normally equal to that of its benchmark, plus or minus 10%. The duration of the Bloomberg U.S. Aggregate Bond Index as of December 31, 2021 was [5.87] years. Average duration is a weighted average of all bond durations in the Fund’s portfolio, and is an approximate measure of the sensitivity of the market

10

Fund Summary
Harbor Core Bond Fund

value of the Fund’s holdings to changes in interest rates. If the Fund’s duration is longer than the market’s duration, the Fund would be expected to experience a greater change in the value of its assets when interest rates are rising or falling than would the market as a whole.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, a 5 year average duration generally means the price of a fixed income security will decrease in value by 5% if interest rates rise by 1%. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income securities when the Subadviser may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments.
Credit Risk: The issuer or guarantor of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Likewise, a counterparty to a contractual instrument owned by the Fund could default on its obligation.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Mortgage- and Asset-Backed Securities Risk: Mortgage and other asset-backed securities in the Fund’s portfolio may have especially volatile prices because the embedded leverage can magnify the impact of the extension or contraction event on the underlying cash flow. Mortgage-related securities are also subject to prepayment and extension risks.
Extension Risk: When interest rates are rising, certain callable fixed income securities may be extended because of slower than expected principal payments. This would lock in a below-market interest rate, increase the security’s duration and reduce the value of the security.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Liquidity Risk: A particular investment may be difficult to purchase or sell and the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Valuation of investments may be difficult, particularly during periods of market volatility or reduced liquidity and for investments that trade infrequently or irregularly. In these circumstances, among others, an investment may be valued using fair value methodologies that are inherently subjective and reflect good faith judgments based on available information.
Prepayment Risk: When interest rates are declining, the issuer of a fixed income security, including a pass-through security such as a mortgage-backed or an asset-backed security, may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect.  The Subadviser and/or Adviser, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser and/or Adviser, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and/or Adviser, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
U.S. Government Securities Risk: Securities issued or guaranteed by U.S. government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. government. As a result, no assurance can be given that the U.S. government will provide financial support to these securities or issuers (such as securities issued by the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation). Although certain government securities are backed by the full faith and credit of the U.S. government (such as securities issued by the Government National Mortgage Association), circumstances could arise that would delay or prevent the payment of interest or principal. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future and, in these circumstances, the Fund’s returns may be adversely affected.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

11

Fund Summary
Harbor Core Bond Fund

Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	4.20%	Q2 2020
Worst Quarter	-3.15%	Q1 2021

Average Annual Total Returns — As of December 31, 2021
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Core Bond Fund
Retirement Class Before Taxes	-1.58%	N/A	N/A	4.82%	06-01-2018
Institutional Class Before Taxes	-1.66%	N/A	N/A	4.74%	06-01-2018
After Taxes on Distributions	-2.52%	N/A	N/A	3.43%
After Taxes on Distributions and Sale of Fund Shares	-0.98%	N/A	N/A	3.14%
Comparative Index (reflects no deduction for fees, expenses or taxes)
Bloomberg U.S. Aggregate Bond^	-1.54%	N/A	N/A	4.43%
^
Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. After-tax returns are shown for Institutional Class shares only. After-tax returns for the Retirement Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
Income Research + Management (“IR+M”) has subadvised the Fund since 2018.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
William A. O’Malley, CFA Income Research + Management
Mr. O’Malley is a Managing Principal, Senior Portfolio Manager, and Director of Investment Team at IR+M and has served as a portfolio manager for the Fund since 2018.
James E. Gubitosi, CFA Income Research + Management
Mr. Gubitosi is a Principal and Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2018.
Bill O’Neill, CFA Income Research + Management
Mr. O’Neill is a Principal and Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2018.
Jake Remley, CFA Income Research + Management
Mr. Remley is a Principal and Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2018.
Matt Walker, CFA Income Research + Management
Mr. Walker is a Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2018.

12

Fund Summary
Harbor Core Bond Fund

Rachel Campbell, CFA Income Research + Management
Ms. Campbell is a Portfolio Manager and the Director of Securitized Research at IR+M and has served as a portfolio manager for the Fund since 2018.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class
Regular	$1,000,000	$1,000
Individual Retirement Account (IRA)	$1,000,000	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

13

Harbor Core Plus Fund (formerly, Harbor Bond Fund)

Fund Summary
Investment Objective
The Fund seeks total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class	Administrative Class
Management Fees[1]	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	None	None	0.25%
Other Expenses[1]	0.06%	0.14%	0.14%
Total Annual Fund Operating Expenses	0.31%	0.39%	0.64%
Expense Reimbursement[2]	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	0.30%	0.38%	0.63%
1 Restated to reflect current fees.
2 The Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.30%, 0.38%, and 0.63% for the Retirement Class, Institutional Class, and Administrative Class, respectively, through February 28, 2023. Only the Fund’s Board of Trustees may modify or terminate these agreements.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$31	$99	$173	$392
Institutional	$39	$124	$218	$492
Administrative	$64	$204	$356	$797

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 370%.
Principal Investment Strategy
The Fund invests primarily in U.S. dollar denominated fixed income securities. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of fixed income instruments. Fixed income instruments include, but are not limited to: obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; corporate debt securities; municipal debt securities; U.S. dollar-denominated debt of foreign issuers; and securitized securities including mortgage-backed and asset-backed securities, which may also include non-agency mortgage-backed securities. These securities may have different types of interest rate payment and reset terms.
The Subadviser’s approach is grounded in detailed bottom-up research and emphasizes careful security selection through:
■
Rigorous fundamental credit analysis of the issuer;
■
A detailed review of the structural features of the security; and
■
Relative-value comparisons to other opportunities.
In order to be selected for the portfolio, a security must be attractive with respect to all three of these factors. If one factor deteriorates, the security becomes a candidate for sale.
When forming an opinion on the creditworthiness of an issuer, the Subadviser evaluates many factors, including financial performance, balance sheet strength, management quality, operating risk, market position, industry fundamentals, event risk, and economic sensitivity. The Subadviser’s analysis also includes a detailed review of the underlying structural features of a bond, such as coupon type, redemption features, level of subordination, and collateral.
As part of its investment process with respect to each portfolio investment, the Subadviser considers environmental, social and governance (“ESG”) factors that it believes may have a material impact on an issuer and the value of its securities. As a result, the key ESG considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each issuer. The ESG criteria utilized by the Subadviser is only one factor among others considered with respect to each portfolio investment.
The Subadviser believes that it is difficult to predict the timing, direction, and magnitude of future interest-rate changes. Therefore, duration management and yield-curve positioning are not part of the Fund’s strategy.
The portfolio is constructed from the bottom up and is comprised of U.S. dollar-denominated securities. The Subadviser sets sector allocations based on its views of relative values between sectors and opportunities at the security level. A comprehensive risk overlay also influences portfolio construction. The Subadviser systematically measures and monitors the Fund’s key risk exposures. The overall aim of the portfolio construction process is to craft a portfolio of attractively priced securities (relative to other opportunities in the universe) that when combined together in a portfolio provide what the Subadviser believes will be attractive expected return, reasonable risk exposures, and adequate liquidity. The Fund may invest up to 10% of its total assets in preferred stock and convertible securities.
Credit Quality: The Fund invests primarily in investment-grade securities, but may invest up to 25% of its total assets in below investment-grade securities, commonly referred to as “high-yield” or “junk” bonds, as rated by Moody’s Investor Service, Inc., Standard

14

Fund Summary
Harbor Core Plus Fund (formerly, Harbor Bond Fund)

& Poor’s Rating Services or Fitch, Inc., or, if unrated, as determined by the Fund’s Subadviser.
Duration: The Fund’s average duration, as calculated by the Subadviser, is normally equal to that of its benchmark, plus or minus 0.5 years. The duration of the Bloomberg U.S. Aggregate Bond Index as of December 31, 2021 was 6.36 years. Average duration is a weighted average of all bond durations in the Fund’s portfolio, and is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. If the Fund’s duration is longer than the market’s duration, the Fund would be expected to experience a greater change in the value of its assets when interest rates are rising or falling than would the market as a whole.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, a 5 year average duration generally means the price of a fixed income security will decrease in value by 5% if interest rates rise by 1%. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income securities when the Subadviser may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments.
Credit Risk: The issuer or guarantor of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Likewise, a counterparty to a derivative or other contractual instrument owned by the Fund could default on its obligation. This risk may be higher for below investment-grade securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Mortgage- and Asset-Backed Securities Risk: Mortgage and other asset-backed securities in the Fund’s portfolio may have especially volatile prices because the embedded leverage can magnify the impact of the extension or contraction event on the underlying cash flow. Mortgage-related securities are also subject to prepayment and extension risks.
High-Yield Risk: There is a greater risk that the Fund will lose money because it invests in below investment-grade fixed income securities and unrated securities of similar credit quality (commonly referred to as “high-yield securities” or “junk bonds”). These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
Convertible Securities Risk: Convertible securities generally tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Extension Risk: When interest rates are rising, certain callable fixed income securities may be extended because of slower than expected principal payments. This would lock in a below-market interest rate, increase the security’s duration and reduce the value of the security.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Liquidity Risk: A particular investment may be difficult to purchase or sell and the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Valuation of investments may be difficult, particularly during periods of market volatility or reduced liquidity and for investments that trade infrequently or irregularly. In these circumstances, among others, an investment may be valued using fair value methodologies that are inherently subjective and reflect good faith judgments based on available information.
Municipal Risk: Municipal securities are debt issues of governmental bodies, other than the U.S. Government, within the United States, including securities issued by or on behalf of states, territories, and possessions of the United States, by the District of Columbia, and by political subdivisions and their duly constituted agencies and instrumentalities. Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund’s investments in such securities. In addition, in order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received by the Fund on the municipal securities to be taxable. The interest on these issues generally is not included in “gross income” for regular federal income tax purposes, subject, however, to many exceptions and limitations. Legislation to restrict or eliminate the federal income tax exemption for interest on municipal securities has, from time to time, been introduced before Congress. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be adversely affected.
Preferred Securities Risk: Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those

15

Fund Summary
Harbor Core Plus Fund (formerly, Harbor Bond Fund)

debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Prepayment Risk: When interest rates are declining, the issuer of a fixed income security, including a pass-through security such as a mortgage-backed or an asset-backed security, may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect.  The Subadviser and/or Adviser, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser and/or Adviser, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and/or Adviser, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
U.S. Government Securities Risk: Securities issued or guaranteed by U.S. government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. government. As a result, no assurance can be given that the U.S. government will provide financial support to these securities or issuers (such as securities issued by the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation). Although certain government securities are backed by the full faith and credit of the U.S. government (such as securities issued by the Government National Mortgage Association), circumstances could arise that would delay or prevent the payment of interest or principal. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future and, in these circumstances, the Fund’s returns may be adversely affected.
Performance
Effective February 2, 2022, IR+M became the Fund’s subadviser. Performance prior to that date is not attributable to IR+M.
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.
Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	4.20%	Q2 2020
Worst Quarter	-3.33%	Q2 2013

16

Fund Summary
Harbor Core Plus Fund (formerly, Harbor Bond Fund)

Average Annual Total Returns — As of December 31, 2021
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Bond Fund
Retirement Class* Before Taxes	-0.56%	4.24%	3.70%	6.69%	06-01-2018
Institutional Class Before Taxes	-0.64%	4.19%	3.67%	6.69%	12-29-1987
After Taxes on Distributions	-1.88%	2.83%	2.08%	N/A
After Taxes on Distributions and Sale of Fund Shares	-0.38%	2.62%	2.13%	N/A
Administrative Class Before Taxes	-0.80%	3.93%	3.42%	4.61%	11-01-2002
Comparative Index (reflects no deduction for fees, expenses or taxes)
Bloomberg U.S. Aggregate Bond^	-1.54%	3.57%	2.90%	6.03%
*
Retirement Class shares commenced operations on June 1, 2018. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to June 1, 2018 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement and Administrative Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
Income Research + Management (“IR+M”) has subadvised the Fund since 2022.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
William A. O’Malley, CFA Income Research + Management
Mr. O’Malley is a Managing Principal, Senior Portfolio Manager, and Director of Investment Team at IR+M and has served as a portfolio manager for the Fund since February 2022.
James E. Gubitosi, CFA Income Research + Management
Mr. Gubitosi is a Principal and Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since February 2022.
Bill O’Neill, CFA Income Research + Management
Mr. O’Neill is a Principal and Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since February 2022.
Jake Remley, CFA Income Research + Management
Mr. Remley is a Principal and Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since February 2022.
Matt Walker, CFA Income Research + Management
Mr. Walker is a Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since February 2022.
Rachel Campbell, CFA Income Research + Management
Ms. Campbell is a Portfolio Manager and the Director of Securitized Research at IR+M and has served as a portfolio manager for the Fund since February 2022.

17

Fund Summary
Harbor Core Plus Fund (formerly, Harbor Bond Fund)

Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]
Regular	$1,000,000	$1,000	$50,000
Individual Retirement Account (IRA)	$1,000,000	$1,000	N/A
Custodial (UGMA/UTMA)	$1,000,000	$1,000	N/A
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

18

Harbor Disruptive Innovation Fund (formerly, Harbor Mid Cap Growth Fund)

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees[1]	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	0.10%	0.18%	0.18%	0.29%
Total Annual Fund Operating Expenses	0.80%	0.88%	1.13%	1.24%
1 Restated to reflect current fees.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$82	$255	$444	$990
Institutional	$90	$281	$488	$1,084
Administrative	$115	$359	$622	$1,375
Investor	$126	$393	$681	$1,500

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 182%.
Principal Investment Strategy
Under normal market conditions, the Fund invests primarily in equity securities, principally common stocks, of companies selected based on their potential for growth tied to disruptive innovation. The Fund defines “disruptive innovation” as the development of new products, services, technologies and/or other advancements that could disrupt and displace existing businesses and business models over time. While the Fund invests primarily in securities of U.S. companies, the Fund may invest up to 25% of its assets in foreign securities, including those located in emerging market countries. The Fund invests in securities across the market capitalization spectrum.
The Fund employs a multi-manager approach to achieve its investment objective. The Fund’s investment adviser, Harbor Capital Advisors, Inc. (the “Adviser”) is responsible for selecting and overseeing investment subadvisers (each, a “Subadviser”) for the Fund. Each Subadviser is responsible for providing the Adviser with a model portfolio, which the Adviser will implement in its discretion in managing the Fund. Each Subadviser has its own process for identifying and evaluating companies that, in the Subadviser’s view, have the potential for growth tied to disruptive innovation. A Subadviser may recommend selling holdings when it believes that such company’s prospects have deteriorated, future growth is unlikely, or for other reasons that a Subadviser may identify. The Adviser is responsible for allocating the Fund’s assets among each Subadviser’s strategy as well as implementing each strategy (which includes buying and selling securities as recommended by each Subadviser). The Adviser does not expect to independently identify securities for investment for the Fund. The Adviser will determine allocations between each Subadviser’s strategy and adjust those allocations over time based upon its qualitative and quantitative assessment of each strategy and how those strategies work in combination to produce what the Adviser believes is an enhanced risk-adjusted investment outcome for the Fund.
Holdings are expected to be diversified across sectors, but the Fund may, from time to time, have substantial exposure to a particular sector. Sector allocations are the result of the investment process for the Fund.
The equity securities in which the Fund invests include common stocks as well as preferred securities. The Fund may invest in securities issued by equity real estate investment trusts (REITs). The Fund may also purchase American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs), which are certificates typically issued by a bank or trust company that represent ownership interests in securities issued by a foreign or domestic company.
The Adviser has selected 4BIO Partners LLP (“4BIO Capital”), NZS Capital, LLC (“NZS Capital”), Sands Capital Management, LLC (“Sands Capital”), Tekne Capital Management, LLC (“Tekne”) and Westfield Capital Management Company, L.P. (“Westfield”) to each serve as a Subadviser to the Fund.
4BIO Capital recommends securities to the Adviser that reflect 4BIO Capital’s focus on new companies developing emerging technologies to disrupt the advanced therapies space, which includes gene therapy, gene editing, cell therapy, ribonucleic acid (RNA) therapy (treatments that target RNA or deliver it to cells), targeted therapies (cancer treatments targeted at specific genes and proteins) and microbiome (the collection of microorganisms living in or on the human body). 4BIO Capital assesses company valuations with a view toward their future potential value creation and typically recommends divestment either upon the company’s acquisition by another market player or when 4BIO Capital believes that future growth is unlikely.
NZS Capital recommends securities of companies to the Adviser that it believes to be highly adaptable to the disruption presented by the transition of economies from analog to digital. Though many of the companies identified by NZS Capital for investment are in the technology and communication segments of the market, NZS Capital believes that disruption is increasingly impacting

19

Fund Summary
Harbor Disruptive Innovation Fund (formerly, Harbor Mid Cap Growth Fund)

all sectors of the economy and may identify companies for investment across sectors.
Sands Capital recommends securities to the Adviser based on Sands Capital’s belief that disruptive innovation improves upon the status quo, whether the innovations are on a large or small scale. Sands Capital identifies companies that it believes to have a leadership position in a promising business space, a significant competitive advantage, a clear mission, a value-add focus, financial strength and a rational valuation relative to the market and their business prospects. Sands Capital uses bottom-up research to identify companies across all sectors that it believes are benefitting from structural changes and secular trends that are distinct from cyclical economic factors.
Tekne recommends securities to the Adviser based on Tekne’s belief that a disruptive innovation company is one that creates, uses or enables technology to change or influence an existing or new workflow, product or service. Tekne seeks to identify investments that it believes will derive success from longer-term growth rather than near-term momentum. Tekne relies on its expertise in the telecommunications, media and technology sectors as well as related industries such as fin-tech.
Westfield recommends securities to the Adviser based on Westfield’s belief that disruptive innovation companies are those providing disruptive products or services to large addressable markets and that maintain a culture of continued innovation as they gain market share. Westfield will primarily focus on U.S. markets with a specialization in technology and health care.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Disruptive Innovation Risk: Companies that the Subadviser and/or Adviser, as applicable, believes have the potential for growth tied to disruptive innovation may not in fact be successful. Companies developing new technologies, creating solutions, providing disruptive products or services, or which the Subadviser and/or Adviser, as applicable, believes to have leadership positions or competitive advantages may not be able to capitalize on those developments or positions. Such companies may encounter competition, regulation or other barriers. These companies may also be exposed to risks applicable to sectors other than the disruptive innovation theme for which they are chosen, and the securities issued by these companies may underperform the securities of other companies. The Fund may invest in a company that does not currently derive any revenue from disruptive innovations or technologies, and there is no assurance that a company will derive any revenue from disruptive innovations in the future. A disruptive innovation may constitute a small portion of a company’s overall business. As a result, the success of a disruptive innovation may not affect the value of the equity securities issued by the company.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Multi-Manager Risk: The Subadvisers’ investment styles and security recommendations may not always be complementary, which could affect the performance of the Fund. Moreover, the allocation of Fund assets among Subadvisers may lead the Fund to underperform relative to how it could have performed with a different allocation between Subadvisers.
Non-Discretionary Implementation Risk: Because the Fund is managed pursuant to model portfolios provided by non-discretionary Subadvisers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary subadvisers were employed. Given that values of investments change with market conditions, this could cause the Fund’s return to be lower than if the Fund employed discretionary subadvisers.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency

20

Fund Summary
Harbor Disruptive Innovation Fund (formerly, Harbor Mid Cap Growth Fund)

fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Growth Style Risk: Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
REIT Risk: Investing in REITs will subject the Fund to additional risks.  The REITs in which the Fund invests may decline in value as a result of factors affecting the real estate sector, such as changes in real estate values, changes in property taxes and government regulation affecting zoning, land use and rents, changes in interest rates, changes in the cash flow of underlying real estate assets, levels of occupancy, and market conditions, as well as the management skill and creditworthiness of the issuer.  Investments in REITs are also subject to additional risks, including the risk that REITs are unable to generate cash flow to make distributions to unitholders and fail to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended.
Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect.  The Subadviser and/or Adviser, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser and/or Adviser, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and/or Adviser, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small and mid cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.
Performance
Effective September 1, 2021, Harbor Capital began to directly manage the Fund’s portfolio using a multi-manager approach and the name and strategy of the Fund were changed. Performance prior to that date is attributable to the Fund’s prior subadviser utilizing a different strategy.
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	41.44%	Q2 2020
Worst Quarter	-18.59%	Q4 2018

21

Fund Summary
Harbor Disruptive Innovation Fund (formerly, Harbor Mid Cap Growth Fund)

Average Annual Total Returns — As of December 31, 2021
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Disruptive Innovation Fund
Retirement Class* Before Taxes	-2.03%	23.45%	17.83%	7.68%	03-01-2016
Institutional Class Before Taxes	-2.10%	23.38%	17.78%	7.65%	11-01-2000
After Taxes on Distributions	-14.94%	16.16%	12.91%	N/A
After Taxes on Distributions and Sale of Fund Shares	2.71%	16.94%	13.24%	N/A
Administrative Class Before Taxes	-2.42%	23.03%	17.47%	13.36%	11-01-2002
Investor Class Before Taxes	-2.44%	22.89%	17.35%	13.23%	11-01-2002
Comparative Indices (reflects no deduction for fees, expenses or taxes)
S&P 500^	28.71%	18.47%	16.55%	7.93%
Russell 3000® Growth^	25.85%	24.56%	19.39%	8.03%
Russell Midcap® Growth^,**	12.73%	19.83%	16.63%	8.03%
*
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares.
**
Effective September 1, 2021, the Fund’s benchmark index changed from the Russell Midcap® Growth Index to the S&P 500 Index as the Adviser believes this index is a more appropriate comparison in light of the Fund’s new name and investment strategy.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Spenser Lerner, CFA, Head of Multi-Asset Solutions, Managing Director and Portfolio Manager of Harbor Capital Advisors, Inc., has managed the Fund since September 2021.
Kristof Gleich, CFA, President & CIO of Harbor Capital Advisors, Inc., has managed the Fund since September 2021.

Subadvisers
The Adviser has engaged 4BIO Capital, NZS Capital, Sands Capital, Tekne and Westfield as subadvisers since 2021 to provide investment management services to the Fund on a non-discretionary basis.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.

22

Fund Summary
Harbor Disruptive Innovation Fund (formerly, Harbor Mid Cap Growth Fund)

Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

23

Harbor Diversified International All Cap Fund

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	0.09%	0.17%	0.17%	0.28%
Total Annual Fund Operating Expenses	0.84%	0.92%	1.17%	1.28%
Expense Reimbursement[1]	(0.12)%	(0.12)%	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	0.72%	0.80%	1.05%	1.16%
1 The Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.72% 0.80%, 1.05%, and 1.16% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2023. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$74	$256	$454	$1,026
Institutional	$82	$281	$498	$1,120
Administrative	$107	$360	$632	$1,410
Investor	$118	$394	$691	$1,535

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51%.
Principal Investment Strategy
The Fund invests primarily (no less than 65% of its total assets under normal market conditions) in common and preferred stocks of foreign companies, including those located in emerging market countries.
The Subadviser’s investment strategy focuses on identifying attractive long-term investment opportunities that can arise as a result of certain capital cycle, or supply-side, conditions. Capital cycle investing is based on the concept that the prospect of high returns will attract excessive capital and competition and the prospect of low returns will excessively depress new capital investments and discourage competition. The assessments of how management responds to the forces of the capital cycle through its capital allocation strategy and how it is incentivized are both critical to the investment outcome. While capital cycles are often observed at an industry level, particularly where the investment merits of an individual business are influenced by the rationality of actors within a given competitive ecosystem, they are first identified through bottom-up analysis at the company level. The Subadviser broadly characterizes investments within two opposite points of the capital cycle:
■
High Return Phase: Investments in the top half of the capital cycle, where high rates of return within a business and/or industry are being attained, are often characterized as having intrinsic pricing power that allow them to fend off competition and excess capital that would otherwise be drawn to the prospects of high returns. These types of investments can also be characterized as having a consolidated industry market structure with high barriers to entry.
■
Depressed Return Phase: Investments in the bottom half of the capital cycle, where rates of return have fallen to or below the cost of capital and where capital is being repelled as a result, are often characterized as contrarian, deep value investments where an improvement in the economic returns of a business are not accurately discounted by the broad market. A consolidating market structure, where supply and competition are removed, or a radical shift in management strategy, are often conditions leading to these types of investments.
The Subadviser uses fundamental, bottom-up qualitative analysis to evaluate businesses and the industry within which they operate. Research meetings with company management represent a significant aspect of the analysis conducted by the Subadviser. Companies that the Subadviser finds attractive include those that:
■
Deploy capital effectively and efficiently
■
Have high insider ownership and/or where company management are appropriately incentivized to focus on long-term results
■
Operate in a monopolistic, oligopolistic or consolidating industry
■
Show improving or high and sustainable returns on invested capital
■
Generate attractive or improving free cash-flow
Given the contrarian and long-term nature of the capital cycle, the Subadviser’s investment strategy tends to result in a portfolio of investments that can differ significantly from the Fund’s benchmark index, with average holding periods of seven years or more for individual company investments. As part of its investment process with respect to each portfolio investment, the Subadviser considers environmental, social and governance (“ESG”)

24

Fund Summary
Harbor Diversified International All Cap Fund

factors that it believes may have a material impact on an issuer and the value of its securities. As a result, the key ESG considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each issuer.
The Subadviser allocates responsibility for sourcing investment opportunities among its portfolio managers by regions of the world, with different portfolio managers responsible for each of Europe, Japan, the Pacific Basin, emerging markets, and North America. The Subadviser maintains an aggregate portfolio that is broadly regionally neutral relative to the benchmark index. All of the portfolio managers employ the capital cycle approach to investing across their respective regions in order to identify individual companies for investment. The investment ideas generated across each of the four regions are then combined into the Fund’s overall portfolio. This results in a portfolio that generally maintains investments in between 450 and 550 companies. While inherently diversified, a bias towards smaller and mid cap businesses in niche industries, coupled with a particularly long holding period, result in a portfolio that is significantly differentiated from the Fund’s benchmark index. The Fund may invest in securities denominated in, and/or receiving revenues in, foreign currencies.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Capital Cycle Risk: The Subadviser’s assessment of the capital cycle for a particular industry or company may be incorrect. Investing in companies at inopportune phases of the capital cycle can result in the Fund purchasing company stock at pricing levels that are higher than the market dynamics would support and therefore subject the Fund to greater risk that the stock price would decline rather than increase over time.
Foreign Securities Risk: An investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect.  The Subadviser and/or Adviser, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser and/or Adviser, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and/or Adviser, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually

25

Fund Summary
Harbor Diversified International All Cap Fund

less stable in price and less liquid than those of larger, more established companies. Additionally, small and mid cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	19.80%	Q4 2020
Worst Quarter	-27.37%	Q1 2020
Average Annual Total Returns — As of December 31, 2021
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Diversified International All Cap Fund
Retirement Class* Before Taxes	10.27%	9.74%	N/A	7.42%	03-01-2016
Institutional Class Before Taxes	10.18%	9.66%	N/A	7.35%	11-02-2015
After Taxes on Distributions	8.39%	8.85%	N/A	6.67%
After Taxes on Distributions and Sale of Fund Shares	7.34%	7.65%	N/A	5.82%
Administrative Class Before Taxes	9.94%	9.39%	N/A	7.09%	11-02-2015
Investor Class Before Taxes	9.75%	9.24%	N/A	6.95%	11-02-2015
Comparative Index (reflects no deduction for fees, expenses or taxes)
MSCI All Country World Ex. U.S. (ND)^	7.82%	9.61%	N/A	7.80%
*
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.

26

Fund Summary
Harbor Diversified International All Cap Fund

Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
Marathon Asset Management Limited (“Marathon-London”) has subadvised the Fund since 2015.

Portfolio Managers
Marathon-London employs a team approach, in which each portfolio manager is allocated a distinct portion of assets to manage within the Fund’s portfolio. Each portfolio manager selects stocks within their region independently from the other portfolio managers. Mr. Ostrer and Mr. Arah are jointly responsible for determining the allocations to each portfolio manager.
REGIONAL FOCUS: EUROPE
Neil M. Ostrer
Marathon Asset Management Limited
Mr. Ostrer is a Portfolio Manager and co-founder of Marathon-London and has co-managed the Fund since 2015.
Charles Carter
Marathon Asset Management Limited
Mr. Carter is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2015.
Nick Longhurst
Marathon Asset Management Limited
Mr. Longhurst is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2015.
REGIONAL FOCUS: JAPAN
William J. Arah
Marathon Asset Management Limited
Mr. Arah is a Portfolio Manager and co-founder of Marathon-London and has co-managed the Fund since 2015.
Simon Somerville
Marathon Asset Management Limited
Mr. Somerville is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2016.
REGIONAL FOCUS: EMERGING MARKETS
Alex Duffy
Marathon Asset Management Limited
Mr. Duffy is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2021.
REGIONAL FOCUS: ASIA PACIFIC EX JAPAN
Justin Hill
Marathon Asset Management Limited
Mr. Hill is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2021.
REGIONAL FOCUS: NORTH AMERICA
Robert Anstey, CFA
Marathon Asset Management Limited
Mr. Anstey is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2015.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

27

Harbor Emerging Markets Equity Fund

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	0.62%	0.70%	0.70%	0.81%
Total Annual Fund Operating Expenses	1.47%	1.55%	1.80%	1.91%
Expense Reimbursement[1]	(0.59)%	(0.59)%	(0.59)%	(0.59)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	0.88%	0.96%	1.21%	1.32%
1 The Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.88%, 0.96%, 1.21%, and 1.32% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2023. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$90	$407	$747	$1,707
Institutional	$98	$432	$789	$1,795
Administrative	$123	$509	$920	$2,067
Investor	$134	$543	$977	$2,185

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 103%.
Principal Investment Strategy
Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities, including common and preferred stocks, of emerging market companies. The Fund may invest in securities denominated in, and/or receiving revenues in, foreign currencies.
The Fund considers emerging market companies to be those that are located in, or economically tied to, emerging market countries or that maintain securities that principally trade on exchanges located in emerging market countries. Emerging market countries primarily include those countries that comprise the MSCI Emerging Markets (ND) Index but in limited circumstances may also include other countries with similar characteristics to those included in such Index. As of December 31, 2021, the MSCI Emerging Markets (ND) Index includes the following 25 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Emerging market countries may also include frontier market countries, which are emerging market countries that are early in their development. Frontier market countries primarily include those countries that comprise the MSCI Frontier Markets Index but in limited circumstances may also include other countries with similar characteristics to those included in such Index. As of December 31, 2021, the MSCI Frontier Markets Index includes the following 28 frontier market countries: Bahrain, Bangladesh, Burkina Faso, Benin, Croatia, Estonia, Guinea-Bissau, Iceland, Ivory Coast, Jordan, Kenya, Lebanon, Lithuania, Kazakhstan, Mauritius, Mali, Morocco, Niger, Nigeria, Oman, Romania, Serbia, Senegal, Slovenia, Sri Lanka, Togo, Tunisia and Vietnam.
The Subadviser’s investment strategy focuses on identifying attractive long-term investment opportunities that can arise as a result of certain capital cycle, or supply-side, conditions. Capital cycle investing is based on the concept that the prospect of high returns will attract excessive capital and competition and the prospect of low returns will excessively depress new capital investments and discourage competition. The assessments of how management responds to the forces of the capital cycle through its capital allocation strategy and how it is incentivized are both critical to the investment outcome. While capital cycles are often observed at an industry level, particularly where the investment merits of an individual business are influenced by the rationality of actors within a given competitive ecosystem, they are first identified through bottom-up analysis at the company level. The Subadviser broadly characterizes investments within two opposite points of the capital cycle:
■
High Return Phase: Investments in the top half of the capital cycle, where high rates of return within a business and/or industry are being attained, are often characterized as having intrinsic pricing power that allow them to fend off competition and excess capital that would otherwise be drawn to the prospects of high returns. These types of investments can also be characterized as having a consolidated industry market structure with high barriers to entry.
■
Depressed Return Phase: Investments in the bottom half of the capital cycle, where rates of return have fallen to or below the cost of capital and where capital is being repelled as a result, are often characterized as contrarian, deep value investments where an improvement in the economic returns of a business are not accurately discounted by the broad market. A consolidating market structure, where supply and

28

Fund Summary
Harbor Emerging Markets Equity Fund

competition are removed, or a radical shift in management strategy, are often conditions leading to these types of investments.
The Subadviser uses fundamental, bottom-up qualitative analysis to evaluate businesses and the industry within which they operate. Research meetings with company management represent a significant aspect of the analysis conducted by the Subadviser. Companies that the Subadviser finds attractive include those that:
■
Deploy capital effectively and efficiently
■
Have high insider ownership and/or where company management are appropriately incentivized to focus on long-term results
■
Operate in a monopolistic, oligopolistic or consolidating industry
■
Show improving or high and sustainable returns on invested capital
■
Generate attractive or improving free cash-flow
Given the contrarian and long-term nature of the capital cycle, the Subadviser’s investment strategy tends to result in a portfolio of investments that can differ significantly from the Fund’s benchmark index, including with respect to country, regional and sector exposures, with average holding periods of six years or more for individual company investments. As part of its investment process with respect to each portfolio investment, the Subadviser considers environmental, social and governance (“ESG”) factors that it believes may have a material impact on an issuer and the value of its securities. As a result, the key ESG considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each issuer.
The Subadviser may sell or trim a holding when it has reached its estimated target price, as determined by the Subadviser, or the Subadviser believes that there is a material shift in the capital cycle, deterioration in anticipated return on investment capital or in management’s attitude toward shareholders, or if further information or analysis results in a re-evaluation of the investment opportunity presented.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Capital Cycle Risk: The Subadviser’s assessment of the capital cycle for a particular industry or company may be incorrect. Investing in companies at inopportune phases of the capital cycle can result in the Fund purchasing company stock at pricing levels that are higher than the market dynamics would support and therefore subject the Fund to greater risk that the stock price would decline rather than increase over time.
Emerging Market Risk: Because the Fund may invest in securities of emerging market issuers, an investment in the Fund may be subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in emerging market issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small and mid cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Frontier Market Risk: The securities markets of small nations that are at an earlier stage of economic and political development

29

Fund Summary
Harbor Emerging Markets Equity Fund

relative to more mature emerging markets typically have limited investability and liquidity.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect.  The Subadviser and/or Adviser, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser and/or Adviser, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and/or Adviser, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
Effective September 23, 2020, Marathon Asset Management Limited (“Maraton-London”) became the Fund’s subadviser.  Performance prior to that date is not attributable to Marathon-London.
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	27.40%	Q4 2020
Worst Quarter	-29.15%	Q1 2020

Average Annual Total Returns — As of December 31, 2021
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Emerging Markets Equity Fund
Retirement Class* Before Taxes	4.07%	12.80%	N/A	5.50%	03-01-2016
Institutional Class Before Taxes	4.14%	12.74%	N/A	5.46%	11-01-2013
After Taxes on Distributions	-6.58%	8.82%	N/A	3.19%
After Taxes on Distributions and Sale of Fund Shares	4.67%	9.34%	N/A	3.88%
Administrative Class Before Taxes	3.86%	12.75%	N/A	5.36%	11-01-2013
Investor Class Before Taxes	3.86%	12.35%	N/A	5.08%	11-01-2013
Comparative Index (reflects no deduction for fees, expenses or taxes)
MSCI Emerging Markets (ND)^	-2.54%	9.87%	N/A	4.56%
*
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares.

30

Fund Summary
Harbor Emerging Markets Equity Fund

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
Marathon-London has subadvised the Fund since 2020.

Portfolio Managers
Marathon-London employs one portfolio manager who selects stocks independently across the entire emerging markets equity opportunity set.
Alex Duffy
Mr. Duffy is a Portfolio Manager of Marathon-London and has managed the Fund since June 2021.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

31

Harbor Focused International Fund

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	0.26%	0.34%	0.34%	0.45%
Total Annual Fund Operating Expenses	1.01%	1.09%	1.34%	1.45%
Expense Reimbursement[1]	(0.24)%	(0.24)%	(0.24)%	(0.24)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	0.77%	0.85%	1.10%	1.21%
1 The Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.77%, 0.85%, 1.10%, and 1.21% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2023. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$79	$298	$535	$1,214
Institutional	$87	$323	$578	$1,307
Administrative	$112	$401	$711	$1,592
Investor	$123	$435	$769	$1,715

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46%.
Principal Investment Strategy
The Fund invests primarily in the common stocks of non-U.S. companies, including those located in emerging market countries. Companies in the Fund’s portfolio generally have free float market capitalizations greater than $1.5 billion at the time of purchase. The Fund may also invest in depositary receipts. The Fund may invest in securities denominated in, and/or receiving revenues in, foreign currencies.
The Subadviser’s investment philosophy centers on the belief that sustainable earnings growth leads to above-average investment returns at below-average risk. The Subadviser seeks to identify high-quality companies that it believes can sustain above-average earnings growth for an extended period of time. Characteristics the Subadviser believes are indicative of a high-quality company include:
■
Strong competitive position
■
Strong and sustainable free cash flow generation
■
Above average profit margins and returns on equity
■
A sound balance sheet
■
Capable management with a record of sensible capital allocation
The Subadviser’s investment process is conducted in two stages. During the first stage, the Subadviser’s regional investment teams construct regional universes of what they believe are high-quality growth stocks, the constituents of which will comprise the investment opportunity set for the Fund. During the second stage, the Fund’s portfolio managers conduct their own independent research on those stocks to select what they believe to be the highest quality, and most attractively valued non-U.S. stocks.
The Subadviser’s investment process employs fundamental, bottom-up research to assess company quality, growth drivers, and risks. The process combines financial analysis with field research, including meetings with company management, operational staff, and suppliers, and includes an analysis of each company’s competitive environment. The Subadviser’s assessment of company quality also includes an analysis of environmental, social and governance (collectively, “ESG”) factors. Comgest believes ESG integration allows its financial analysts and portfolio managers to increase their knowledge of the company in terms of risks and opportunities that may be material to the business. The ESG profile of each company is considered by Comgest’s in-house valuation model.
Following the quality assessment, the Subadviser conducts valuation analysis, selecting those stocks that in its view have the most attractive risk/reward characteristics and reasonable valuations. Risk is assessed at the company and Fund level. Stock weights reflect the Subadviser’s assessment of the risk/reward with respect to a company’s quality, growth potential and the attractiveness of its valuation at any point in time. Comgest takes ESG factors into account at different stages of the investment process to ensure that the investment teams are fully aware of a companies’ ESG risks and opportunities, integrating ESG research into their investment decisions in a systematic manner.
The investment process generally results in a portfolio of 25 to 40 companies and, from time to time, may result in more substantial investments in particular countries, regions or sectors. The Fund’s sector and country exposures can differ meaningfully from the benchmark index. Country, region and sector allocations are the outcome of the Subadviser’s bottom-up investment process.

32

Fund Summary
Harbor Focused International Fund

The Subadviser maintains a long-term investment horizon of typically three to five years. The Subadviser may sell or trim a holding when a regional team sells the stock from its portfolio, the stock’s valuation no longer appears attractive or there is a change in the company’s business fundamentals. The Subadviser may also sell or trim a holding in order to manage position-size risk and/or if a more attractive investment opportunity is identified.
The Fund defines emerging market countries as those countries included in the MSCI Emerging Markets Index, which currently includes countries located in the Americas, Europe, Middle East, Africa and Asia.
The Fund may also invest in market access products, such as low exercise price warrants (“LEPWs”) and participatory notes (“P-notes”), to seek to gain economic exposure to markets where holding an underlying local security is not feasible or economical. A “market access product” is a derivative security that provides market exposure to an underlying foreign issuer.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Foreign Securities Risk: An investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Limited Number of Holdings Risk: The Fund may invest in a limited number of companies. As a result, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. In addition, the Fund’s performance may be more volatile than a fund that invests in a larger number of companies.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
ESG Factors Risk: The Subadviser and/or Adviser, as applicable, considers certain ESG factors in evaluating company quality which may result in the selection or exclusion of securities for reasons other than performance and the Fund may underperform relative to other funds that do not consider ESG factors.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Geographic Focus Risk: The Fund may invest a substantial amount of its assets in securities of issuers located in a single country or geographic region. As a result, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on the Fund than such changes would have on a more geographically diversified fund, and may result in increased volatility and greater losses.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Participatory Notes Risk: The return on a participatory note (“P-note”) is linked to the performance of the issuers of the underlying securities. The performance of P-notes will not replicate exactly the performance of the issuers that they seek to replicate due to transaction costs and other expenses.  P-notes are subject

33

Fund Summary
Harbor Focused International Fund

to counterparty risk since the notes constitute general unsecured contractual obligations of the financial institutions issuing the notes, and the Fund is relying on the creditworthiness of such institutions and has no rights under the notes against the issuers of the underlying securities.  P-notes may also be less liquid and more difficult to sell.
Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect.  The Subadviser and/or Adviser, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser and/or Adviser, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and/or Adviser, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small and mid cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.
Warrants Risk: Warrants are rights to purchase securities at specific prices valid for a specific period of time.  While low exercise price warrants (“LEPWs”) seek to track the value of the underlying security, their prices will not necessarily move in parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights to the assets of the issuer of the underlying security.  Warrants are also subject to counterparty risk since the Fund is relying on the creditworthiness of the financial institution issuing the warrant to meet its obligations under the terms of the warrant.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional Class during the period shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	16.12%	Q2 2020
Worst Quarter	-14.50%	Q1 2020

34

Fund Summary
Harbor Focused International Fund

Average Annual Total Returns — As of December 31, 2021
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Focused International Fund
Retirement Class Before Taxes	6.28%	N/A	N/A	16.13%	06-01-2019
Institutional Class Before Taxes	6.19%	N/A	N/A	16.05%	06-01-2019
After Taxes on Distributions	5.29%	N/A	N/A	15.50%
After Taxes on Distributions and Sale of Fund Shares	4.41%	N/A	N/A	12.58%
Investor Class Before Taxes	5.85%	N/A	N/A	15.65%	06-01-2019
Comparative Index (reflects no deduction for fees, expenses or taxes)
MSCI All Country World Ex. U.S. (ND)^	7.82%	N/A	N/A	12.40%
^
Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement and Investor Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
Comgest Asset Management International Limited (“CAMIL”) has subadvised the Fund since 2019.
In providing services to Harbor Focused International Fund, CAMIL uses designated persons of its affiliates, including Comgest S.A., based in Paris, France. CAMIL and such affiliates are referred to collectively, as “Comgest.”

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Laure Négiar, CFA Comgest Asset Management International Limited
Ms. Négiar is a Portfolio Manager and Analyst at Comgest and has managed the Fund since its inception in 2019.
Zak Smerczak, CFA Comgest Asset Management International Limited
Mr. Smerczak is a Portfolio Manager and Analyst at Comgest and has managed the Fund since its inception in 2019.
Alexandre Narboni Comgest Asset Management International Limited
Mr. Narboni is a Portfolio Manager and Analyst at Comgest and has managed the Fund since its inception in 2019.
Richard Mercado, CFA Comgest Asset Management International Limited
Mr. Mercado is a Portfolio Manager and Analyst at Comgest and has managed the Fund since 2019.

35

Fund Summary
Harbor Focused International Fund

Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

36

Harbor Global Leaders Fund

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees[1]	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	0.12%	0.20%	0.20%	0.31%
Total Annual Fund Operating Expenses	0.87%	0.95%	1.20%	1.31%
Fee Waiver and Expense Reimbursement[1]	(0.09)%	(0.09)%	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[1]	0.78%	0.86%	1.11%	1.22%
1 The Adviser has contractually agreed to waive 0.05% of its management fee and to limit the Total Annual Fund Operating Expenses, excluding interest expense (if any), to 0.78%, 0.86%, 1.11%, and 1.22% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2023. Only the Fund’s Board of Trustees may modify or terminate these agreements.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$80	$269	$473	$1,064
Institutional	$88	$294	$517	$1,158
Administrative	$113	$372	$651	$1,447
Investor	$124	$406	$710	$1,571

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the
Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27%.
Principal Investment Strategy
The Fund invests primarily in the equity securities of companies located anywhere in the world, including in developed and emerging markets. Under normal market conditions, the Fund expects to invest in at least three countries, including the United States, and invest at least 40% of its assets in foreign companies.
The Fund may invest in companies at any stage of their growth lifecycles but will focus on companies that the Subadviser believes are capable of generating sustainable, above-average, and relatively stable rates of earnings per share growth and strong free cash flows. The Subadviser seeks investment opportunities in companies that the Subadviser believes are leaders in their country, industry, or globally in terms of products, services, or execution. While the Fund may invest in equity securities of companies of any size, the Fund will primarily invest in large and mid-capitalization companies. As such, the Fund will generally not invest in companies with a market capitalization of less than $2 billion at the time of acquisition, and its total median market capitalization will typically be significantly greater than that of the MSCI All Country World Index, the Fund’s benchmark.
In selecting securities for the Fund, the Subadviser utilizes a fundamental, bottom-up, business-focused research approach. The Subadviser seeks to identify growing businesses that meet the following six investment criteria:
■
Sustainable above-average earnings growth;
■
Leadership position in a promising business space;
■
Significant competitive advantages;
■
Clear mission and value-added focus;
■
Financial strength; and
■
Rational valuation relative to the market and business prospects.
Companies that the Subadviser determines may meet all six investment criteria are then analyzed with in-depth qualitative and quantitative research, including competitive analysis and proprietary financial modeling. The Subadviser integrates environmental, social, and governance factors into its investment process and as part of its overall portfolio decision making process.
The investment process generally results in a portfolio of 30-50 companies and, from time to time, may result in more substantial investments in particular sectors. Sector allocations are the outcome of the Subadviser’s bottom-up investment process. From time to time, the Fund may have significant investments in one or more countries. The Fund may invest up to the greater of 30% of its assets or three times the emerging markets component of the Index, in securities of companies located in emerging markets. As of December 31, 2021, the emerging markets component of the Index comprised 11.1% of the total index.
The Subadviser believes that environmental, social and governance (“ESG”) factors are implicit in the six investment criteria discussed above. The Subadviser considers the context for each business when determining the ESG issues that matter to its investment case and their relative importance in expected business outcomes and long-term investment results. Accordingly, ESG factors may vary depending on region, country, industry and company. Analysis of ESG factors is integrated into the investment decision-making

37

Fund Summary
Harbor Global Leaders Fund

process to the extent the Subadviser believes it may affect the sustainability of a company’s value-creating potential.
The Fund intends to hold securities for the longer term, generally three to five years. The Subadviser may sell or trim back a particular holding as a result of the Subadviser’s identification of an issue that negatively impacts the Subadviser’s assessment of one or more of the six investment criteria discussed above that the Subadviser believes cannot be resolved within an acceptable time frame. The Subadviser may also sell a holding if it believes the security has become materially overvalued relative to its underlying business, for risk management purposes, and/or if a more attractive investment opportunity is identified.
The equity securities in which the Fund invests include common stocks as well as preferred securities. The Fund may also purchase American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs and, together with ADRs and EDRs, “Depositary Receipts”), which are certificates typically issued by a bank or trust company that represent ownership interests in securities issued by a foreign or domestic company. The Fund may invest in securities denominated in, and/or receiving revenues in, foreign currencies.
The Fund may use foreign exchange spot contracts and foreign exchange forwards to seek to hedge currency exposure. A foreign exchange spot contract is an agreement to buy or sell a specific currency for immediate delivery (i.e., “on the spot”) as opposed to a set date in the future. The Fund may also invest in market access products, such as low exercise price warrants (“LEPWs”) and participatory notes (“P-notes”), to seek to gain economic exposure to markets where holding an underlying local security is not feasible or economical. A “market access product” is a derivative security that provides market exposure to an underlying foreign issuer.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Foreign Securities Risk: An investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Limited Number of Holdings Risk: The Fund may invest in a limited number of companies. As a result, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. In addition, the Fund’s performance may be more volatile than a fund that invests in a larger number of companies.
Growth Style Risk: Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
ESG Factors Risk: The Subadviser and/or Adviser, as applicable, considers certain ESG factors in evaluating company quality which may result in the selection or exclusion of securities for reasons other than performance and the Fund may underperform relative to other funds that do not consider ESG factors.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

38

Fund Summary
Harbor Global Leaders Fund

In either event, the dollar value of an investment in the Fund would be adversely affected.
Geographic Focus Risk: The Fund may invest a substantial amount of its assets in securities of issuers located in a single country or geographic region. As a result, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on the Fund than such changes would have on a more geographically diversified fund, and may result in increased volatility and greater losses.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks.
Mid Cap Risk: The Fund’s performance may be more volatile because it invests primarily in mid cap stocks. Mid cap companies may have limited product lines, markets and financial resources. Securities of mid cap companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, mid cap stocks may fall out of favor relative to small or large cap stocks, which may cause the Fund to underperform other equity funds that focus on small or large cap stocks.
Participatory Notes Risk: The return on a participatory note (“P-note”) is linked to the performance of the issuers of the underlying securities. The performance of P-notes will not replicate exactly the performance of the issuers that they seek to replicate due to transaction costs and other expenses.  P-notes are subject to counterparty risk since the notes constitute general unsecured contractual obligations of the financial institutions issuing the notes, and the Fund is relying on the creditworthiness of such institutions and has no rights under the notes against the issuers of the underlying securities.  P-notes may also be less liquid and more difficult to sell.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect.  The Subadviser and/or Adviser, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser and/or Adviser, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and/or Adviser, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Warrants Risk: Warrants are rights to purchase securities at specific prices valid for a specific period of time.  While low exercise price warrants (“LEPWs”) seek to track the value of the underlying security, their prices will not necessarily move in parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights to the assets of the issuer of the underlying security.  Warrants are also subject to counterparty risk since the Fund is relying on the creditworthiness of the financial institution issuing the warrant to meet its obligations under the terms of the warrant.

39

Fund Summary
Harbor Global Leaders Fund

Performance
Effective March 1, 2017, Sands Capital Management, LLC became the Fund’s subadviser.  Performance prior to that date is not attributable to Sands Capital.
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	23.30%	Q2 2020
Worst Quarter	-17.71%	Q1 2020
Average Annual Total Returns — As of December 31, 2021
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Global Leaders Fund
Retirement Class* Before Taxes	7.63%	20.07%	15.76%	17.52%	03-01-2016
Institutional Class Before Taxes	7.54%	19.97%	15.70%	17.48%	03-01-2009
After Taxes on Distributions	4.99%	18.02%	13.98%	N/A
After Taxes on Distributions and Sale of Fund Shares	6.11%	15.93%	12.73%	N/A
Administrative Class Before Taxes	7.27%	19.67%	15.42%	17.19%	03-01-2009
Investor Class Before Taxes	7.13%	19.52%	15.28%	17.05%	03-01-2009
Comparative Index (reflects no deduction for fees, expenses or taxes)
MSCI All Country World (ND)^	18.54%	14.40%	11.85%	13.74%
*
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.

40

Fund Summary
Harbor Global Leaders Fund

Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
Sands Capital Management, LLC (“Sands Capital”) has subadvised the Fund since March 1, 2017.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Sunil H. Thakor, CFA Sands Capital Management, LLC
Mr. Thakor, CFA is a Senior Portfolio Manager, Research Analyst at Sands Capital and has managed the Fund since 2017.
Michael F. Raab, CFA Sands Capital Management, LLC
Mr. Raab, CFA is a Portfolio Manager, Senior Research Analyst and Associate Director of Research at Sands Capital and has managed the Fund since 2019.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

41

Harbor High-Yield Bond Fund

Fund Summary
Investment Objective
The Fund seeks total returns (i.e., current income and capital appreciation).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees[1]	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	0.06%	0.14%	0.14%	0.25%
Total Annual Fund Operating Expenses	0.66%	0.74%	0.99%	1.10%
Fee Waiver[1]	(0.09)%	(0.09)%	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.57%	0.65%	0.90%	1.01%
1 The Adviser has contractually agreed to reduce the management fee to 0.508% through February 28, 2023. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$58	$202	$359	$814
Institutional	$66	$228	$403	$910
Administrative	$92	$306	$538	$1,205
Investor	$103	$341	$597	$1,332

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 126%.
Principal Investment Strategy
Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of below investment-grade, high-risk, corporate bonds that are rated below Baa3 by Moody’s or below BBB- by S&P or Fitch, commonly referred to as “high yield” or “junk” bonds. These bonds may pay interest on a semi-annual basis (i.e., cash pay bonds) or have a deferred interest feature (i.e., zero coupon bonds). Only U.S. dollar denominated securities are considered for investment in the Fund.
The Fund may invest up to 20% of its net assets in bank loans and up to 10% of its total assets in equity securities, including common stock. Additionally, the Fund may invest a portion of its assets in credit default swaps in which the Fund may be either the buyer or the seller. The Fund also may invest in private placements.
The Subadviser believes that the risk of investing in high yield securities is asymmetrical, with the risk of loss generally being greater than the potential for price appreciation in the same securities. High yield securities can experience significant price declines if the company defaults on its payment obligations or if the market perceives the company’s ability to pay as becoming materially weaker, whereas there may be more limited potential for price appreciation if the market perceives the company’s ability to pay as becoming materially stronger. Further, lower liquidity in the high yield market can make it more difficult to reposition the Fund’s portfolio during periods of market stress, such as by moving from companies with higher default risk to companies with lower default risk.
The Subadviser’s heightened sensitivity to the downside risk of high yield investing underpins its approach of seeking to (i) identify individual companies that it believes have the financial capacity to continue to meet their payment obligations on their securities through a range of market cycles, and (ii) avoid companies evidencing a higher risk of default. This approach involves the Subadviser conducting in-depth, bottom-up fundamental analysis and using internally developed proprietary tools to assess the potential risk and relative value of each potential company investment. In particular, the Subadviser seeks to focus on a variety of factors involving each company, including:
■
Analyses of business risks (including leverage and technology risk) and macro risks (including interest rate trends, capital market conditions and default rates)
■
Assessment of the industry’s attractiveness and competitiveness
■
Evaluation of the company’s business, including core strengths and competitive weaknesses
■
Qualitative evaluation of the management team, including in-person meetings or conference calls with key managers
■
Qualitative and quantitative analyses of the company’s capital structure, including how a particular security is prioritized, and financial position, including a detailed review of the company’s financial statements and ability to access the capital markets
■
Evaluation of the terms of the company’s debt offering, including the operation of any restrictive covenants affecting the company, such as the company’s ability to pay dividends or incur debt
■
Assessment of the liquidity of the company’s securities

42

Fund Summary
Harbor High-Yield Bond Fund

■
Assessment of the impact an investment in the company could have on portfolio diversification
■
Consideration of environmental, social, and governance (ESG) factors, that may impact a company’s future prospects, operating performance, or valuation
This approach normally leads the Subadviser to avoid investing in those high yield securities that are considered by the market to be “distressed”, which generally means those securities that pay interest at much higher rates relative to other similarly rated bonds to compensate the purchasers for taking on a perceived higher risk of default. The Subadviser believes its approach can provide greater downside protection for the Fund’s portfolio over full market cycles, although at the expense of potentially greater appreciation during those periods in a full market cycle where the U.S. economy is experiencing stronger growth and/or stronger stock price appreciation. Periods of stronger economic growth and/or stock price appreciation tend to buoy high yield companies generally, depress default rates below historical levels and limit the benefits that can potentially come from conducting fundamental credit research. The Subadviser utilizes internally generated ESG-related research. ESG considerations are integrated into the Subadviser’s overall credit research process.
Duration/Maturity: Although duration may be one of the characteristics considered in security selection, the Fund does not focus on bonds with any particular duration or maturity and does not seek to maintain the maturity of the Fund’s portfolio in any particular range. The weighted average maturity of the Fund’s portfolio was 6.31 years as of December 31, 2021.
Credit Quality: The Fund invests primarily in below investment-grade debt securities, commonly referred to as “high-yield” or “junk” bonds, but may invest up to 20% of its net assets in investment-grade securities, including U.S. Treasury and U.S. government agency securities. As such, the Fund’s average weighted portfolio quality varies from time to time, depending on the level of assets allocated to such securities. The Subadviser does not seek to actively invest in defaulted securities.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
High-Yield Risk: There is a greater risk that the Fund will lose money because it invests primarily in below investment-grade fixed income securities and unrated securities of similar credit quality (commonly referred to as “high-yield securities” or “junk bonds”). These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
Credit Risk: The issuer or guarantor of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Likewise, a counterparty to a derivative or other contractual instrument owned by the Fund could default on its obligation. This risk may be higher for the Fund because it invests primarily in below investment-grade securities.
Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, a 5 year average duration generally means the price of a fixed income security will decrease in value by 5% if interest rates rise by 1%. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income securities when the Subadviser may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments.
Liquidity Risk: The market for high-yield bonds is less liquid than the market for investment-grade bonds. The Fund may at times have greater difficulty buying or selling specific high-yield bonds at prices the Subadviser believes are reasonable, which would be adverse to the Fund. Valuation of investments may be difficult, particularly during periods of market volatility or reduced liquidity and for investments that trade infrequently or irregularly. In these circumstances, among others, an investment may be valued using fair value methodologies that are inherently subjective and reflect good faith judgments based on available information.
Bank Loan Risk: Investments in loans and other forms of direct indebtedness may involve greater risk than investments in bonds of corporate issuers. In addition to being subject to the credit risk of the corporate borrower, investments in loans and other forms of direct indebtedness tend to be less liquid than corporate bonds and are often subject to restrictions on resale. Transactions in such loans can take significantly longer to occur, because of substantially longer settlement periods and/or the need to engage in negotiations with the borrower regarding the disposition, meaning the Fund may not have access to the sale proceeds for a substantial period of time after the sale.
Derivatives Risk: The value of derivative instruments held by the Fund may not change in the manner expected by the Subadviser and/or Adviser, as applicable, which could result in disproportionately large losses to the Fund. Derivatives may also be more volatile than other instruments and may create a risk of loss greater than the amount invested. In addition, certain derivatives may be difficult to value and may be illiquid.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
ESG Factors Risk: The Subadviser and/or Adviser, as applicable, considers certain ESG factors in evaluating company quality which may result in the selection or exclusion of securities for reasons other than performance and the Fund may underperform relative to other funds that do not consider ESG factors.
Extension Risk: When interest rates are rising, certain callable fixed income securities may be extended because of slower than

43

Fund Summary
Harbor High-Yield Bond Fund

expected principal payments. This would lock in a below-market interest rate, increase the security’s duration and reduce the value of the security.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Prepayment Risk: When interest rates are declining, the issuer of a fixed income security, including a pass-through security such as a mortgage-backed or an asset-backed security, may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.
Privately Held Company Risk: Investments in equity securities of privately held companies involve greater risk than investments in equity securities of public companies. Because there is no public market for the company’s securities, it can be difficult to determine current valuations for the overall company and the related securities held by the Fund. Further, the Fund would not be able to sell these securities until a liquidity event occurs, such as an initial public offering of the company’s stock, which is normally outside the control of the Fund and Subadviser. Accordingly, these securities are considered illiquid. There is also significantly less information available about these companies’ business models, quality of management, earnings growth potential and other criteria used to evaluate their investment prospects.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect.  The Subadviser and/or Adviser, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser and/or Adviser, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and/or Adviser, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	9.04%	Q2 2020
Worst Quarter	-11.89%	Q1 2020

44

Fund Summary
Harbor High-Yield Bond Fund

Average Annual Total Returns — As of December 31, 2021
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor High-Yield Bond Fund
Retirement Class* Before Taxes	4.36%	5.42%	5.46%	6.68%	03-01-2016
Institutional Class Before Taxes	4.28%	5.36%	5.41%	6.65%	12-01-2002
After Taxes on Distributions	2.39%	3.04%	2.94%	N/A
After Taxes on Distributions and Sale of Fund Shares	2.51%	3.07%	3.07%	N/A
Administrative Class Before Taxes	4.00%	5.12%	5.16%	6.40%	12-01-2002
Investor Class Before Taxes	3.85%	4.98%	5.03%	6.25%	12-01-2002
Comparative Indices (reflects no deduction for fees, expenses or taxes)
ICE BofA U.S. High Yield (H0A0)^	5.36%	6.10%	6.72%	8.23%
ICE BofA U.S. Non-Distressed High Yield (H0ND)^	4.81%	6.12%	6.70%	7.36%
*
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
Shenkman Capital Management, Inc. (“Shenkman Capital”) has subadvised the Fund since 2002.

Portfolio Managers
Mark R. Shenkman Shenkman Capital Management, Inc.
Mr. Shenkman is the President, Founder and a Director of Shenkman Capital and has co-managed the Fund since its inception in 2002.
Justin W. Slatky Shenkman Capital Management, Inc.
Mr. Slatky is an Executive Vice President, Chief Investment Officer, and Senior Portfolio Manager of Shenkman Capital and has co-managed the Fund since 2012. Mr. Slatky has been involved in portfolio management for the Fund since 2011.
Eric Dobbin Shenkman Capital Management, Inc.
Mr. Dobbin is a Senior Vice President and Senior Portfolio Manager of Shenkman Capital and has co-managed the Fund since 2012. Mr. Dobbin has been involved in portfolio management for the Fund since 2006.
Robert S. Kricheff Shenkman Capital Management, Inc.
Mr. Kricheff is a Senior Vice President, Portfolio Manager, and Global Strategist of Shenkman Capital and has co-managed the Fund since 2015. Mr. Kricheff has been involved in portfolio management for the Fund since 2013.

45

Fund Summary
Harbor High-Yield Bond Fund

Neil Wechsler, CFA Shenkman Capital Management, Inc.
Mr. Wechsler is a Senior Vice President, Portfolio Manager, and Credit Analyst of Shenkman Capital and has co-managed the Fund since 2017. Mr. Wechsler has been involved in portfolio management for the Fund since 2016.
Jordan N. Barrow, CFA Shenkman Capital Management, Inc.
Mr. Barrow is a Senior Vice President and Portfolio Manager of Shenkman Capital and has co-managed the Fund since 2020. Mr. Barrow has been involved in portfolio management for the Fund since 2019.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

46

Harbor International Fund

Fund Summary
Investment Objective
The Fund seeks long-term total return, principally from growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees[1]	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	0.05%	0.13%	0.13%	0.24%
Total Annual Fund Operating Expenses	0.80%	0.88%	1.13%	1.24%
Expense Reimbursement[1]	(0.11)%	(0.11)%	(0.11)%	(0.11)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	0.69%	0.77%	1.02%	1.13%
1 The Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.69%, 0.77%, 1.02%, and 1.13% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2023. Only the Fund’s Board of Trustees may modify or terminate these agreements.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$70	$244	$433	$980
Institutional	$79	$270	$477	$1,074
Administrative	$104	$348	$612	$1,365
Investor	$115	$383	$670	$1,490

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21%.
Principal Investment Strategy
The Fund invests primarily (no less than 65% of its total assets under normal market conditions) in common and preferred stocks of foreign companies located principally in developed markets across Europe, Japan and Asia Pacific ex Japan.
The Subadviser’s investment strategy focuses on identifying attractive long-term investment opportunities that can arise as a result of certain capital cycle, or supply-side, conditions. Capital cycle investing is based on the concept that the prospect of high returns will attract excessive capital and competition and the prospect of low returns will excessively depress new capital investments and discourage competition. The assessments of how management responds to the forces of the capital cycle through its capital allocation strategy and how it is incentivized are both critical to the investment outcome. While capital cycles are often observed at an industry level, particularly where the investment merits of an individual business are influenced by the rationality of actors within a given competitive ecosystem, they are first identified through bottom-up analysis at the company level. The Subadviser broadly characterizes investments within two opposite points of the capital cycle:
■
High Return Phase: Investments in the top half of the capital cycle, where high rates of return within a business and/or industry are being attained, are often characterized as having intrinsic pricing power that allow them to fend off competition and excess capital that would otherwise be drawn to the prospects of high returns. These types of investments can also be characterized as having a consolidated industry market structure with high barriers to entry.
■
Depressed Return Phase: Investments in the bottom half of the capital cycle, where rates of return have fallen to or below the cost of capital and where capital is being repelled as a result, are often characterized as contrarian, deep value investments where an improvement in the economic returns of a business are not accurately discounted by the broad market. A consolidating market structure, where supply and competition are removed, or a radical shift in management strategy, are often conditions leading to these types of investments.
The Subadviser uses fundamental, bottom-up qualitative analysis to evaluate businesses and the industry within which they operate. Research meetings with company management represent a significant aspect of the analysis conducted by the Subadviser. Companies that the Subadviser finds attractive include those that:
■
Deploy capital effectively and efficiently
■
Have high insider ownership and/or where company management are appropriately incentivized to focus on long-term results
■
Operate in a monopolistic, oligopolistic or consolidating industry
■
Show improving or high and sustainable returns on invested capital
■
Generate attractive or improving free cash-flow
Given the contrarian and long-term nature of the capital cycle, the Subadviser’s investment strategy tends to result in a portfolio of investments that can differ significantly from the Fund’s benchmark index, with average holding periods of seven years or more for individual company investments. As part of its investment process with respect to each portfolio investment, the Subadviser considers environmental, social and governance (“ESG”)

47

Fund Summary
Harbor International Fund

factors that it believes may have a material impact on an issuer and the value of its securities. As a result, the key ESG considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each issuer.
The Subadviser allocates responsibility for sourcing investment opportunities among its portfolio managers by regions of the world, with different portfolio managers responsible for each of Europe, Japan, and the Pacific Basin and emerging markets. The Subadviser maintains an aggregate portfolio that is broadly regionally neutral relative to the benchmark index. The portfolio also may have a modest exposure to emerging markets. All of the portfolio managers employ the capital cycle approach to investing across their respective regions in order to identify individual companies for investment. The investment ideas generated across each of the three regions are then combined into the Fund’s overall portfolio. This results in an inherently diversified portfolio that generally maintains investments in between 350 and 450 companies. The Fund may invest in securities denominated in, and/or receiving revenues in, foreign currencies.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Capital Cycle Risk: The Subadviser’s assessment of the capital cycle for a particular industry or company may be incorrect. Investing in companies at inopportune phases of the capital cycle can result in the Fund purchasing company stock at pricing levels that are higher than the market dynamics would support and therefore subject the Fund to greater risk that the stock price would decline rather than increase over time.
Foreign Securities Risk: An investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect.  The Subadviser and/or Adviser, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser and/or Adviser, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and/or Adviser, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small and mid cap stocks

48

Fund Summary
Harbor International Fund

may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.
Performance
Effective August 22, 2018, Marathon Asset Management London (“Marathon-London) became the Fund’s subadviser.  Performance prior to that date is not attributable to Marathon-London.
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	18.41%	Q4 2020
Worst Quarter	-24.85%	Q1 2020
Average Annual Total Returns — As of December 31, 2021
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor International Fund
Retirement Class* Before Taxes	9.60%	8.57%	6.71%	10.14%	03-01-2016
Institutional Class Before Taxes	9.52%	8.49%	6.67%	10.13%	12-29-1987
After Taxes on Distributions	9.09%	5.96%	5.14%	N/A
After Taxes on Distributions and Sale of Fund Shares	6.15%	6.27%	5.14%	N/A
Administrative Class Before Taxes	9.24%	8.22%	6.40%	8.59%	11-01-2002
Investor Class Before Taxes	9.11%	8.09%	6.27%	8.45%	11-01-2002
Comparative Index (reflects no deduction for fees, expenses or taxes)
MSCI EAFE (ND)^	11.26%	9.55%	8.03%	5.63%
*
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.

49

Fund Summary
Harbor International Fund

Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
Marathon-London has subadvised the Fund since August 2018.

Portfolio Managers
Marathon-London employs a team approach, in which each portfolio manager is allocated a distinct portion of assets to manage within the Fund’s portfolio. Each portfolio manager selects stocks within their region independently from the other portfolio managers. Mr. Ostrer and Mr. Arah are jointly responsible for determining the allocations to each portfolio manager.
REGIONAL FOCUS: EUROPE
Neil M. Ostrer
Marathon Asset Management Limited
Mr. Ostrer is a Portfolio Manager and co-founder of Marathon-London and has co-managed the Fund since 2018.
Charles Carter
Marathon Asset Management Limited
Mr. Carter is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2018.
Nick Longhurst
Marathon Asset Management Limited
Mr. Longhurst is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2018.
REGIONAL FOCUS: JAPAN
William J. Arah
Marathon Asset Management Limited
Mr. Arah is a Portfolio Manager and co-founder of Marathon-London and has co-managed the Fund since 2018.
Simon Somerville
Marathon Asset Management Limited
Mr. Somerville is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2018.
REGIONAL FOCUS: EMERGING MARKETS
Alex Duffy
Marathon Asset Management Limited
Mr. Duffy is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2021.
REGIONAL FOCUS: ASIA PACIFIC ex JAPAN
Justin Hill
Marathon Asset Management Limited
Mr. Hill is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2021.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

50

Harbor International Growth Fund

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	0.06%	0.14%	0.14%	0.25%
Total Annual Fund Operating Expenses	0.81%	0.89%	1.14%	1.25%
Expense Reimbursement[1]	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	0.77%	0.85%	1.10%	1.21%
1 The Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.77%, 0.85%, 1.10%, and 1.21% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2023. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$79	$255	$446	$998
Institutional	$87	$280	$489	$1,092
Administrative	$112	$358	$624	$1,383
Investor	$123	$393	$682	$1,508

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12%.
Principal Investment Strategy
The Fund invests primarily (no less than 65% of its total assets under normal market conditions) in equity securities, including common and preferred stocks, of foreign companies that the Subadviser believes will experience growth and benefit from sustainable competitive advantages in their markets. The Fund may invest in companies of any size located in, or economically tied to, any country or region outside of the United States, including developed foreign and emerging markets. The Fund normally invests in at least three different countries outside of the United States. The Fund may invest in securities denominated in, and/or receiving revenues in, foreign currencies.
The Subadviser primarily uses proprietary, fundamental research to seek to identify companies for investment that can exhibit sustained, above-average growth with attractive financial characteristics, such as superior profit margins and returns on invested capital. The Subadviser normally evaluates these characteristics over a three- to five-year time horizon.
When evaluating individual companies for investment, the Subadviser normally focuses on the following:
■
Opportunity: The Subadviser looks for companies that have identifiable and sustainable competitive advantages, which will enable the company to achieve above average growth rates. These competitive advantages include the degree to which there are barriers to entry in the market, the uniqueness of the company’s product offerings, any enduring cost or technology advantages and the loyalty of the company’s customers.
■
Execution: The Subadviser looks for companies that have management teams that are capable of capitalizing on the opportunities available to them. This analysis involves an assessment of the strength of the company’s financial position, including its ability to fund growth opportunities internally through sufficiently attractive profit margins, and an assessment of the management team’s actions, including how management chooses to put excess capital to work through reinvestment or acquisitions.
■
Valuation: After assessing the growth opportunity and management team at each company being evaluated, the Subadviser then compares the current stock price with the Subadviser’s view of the value of the company’s future growth potential. The Subadviser seeks to invest in companies which appear to be undervalued on this basis.
In addition to the investment considerations outlined above, the Subadviser considers governance matters and integrates social and environmental (collectively, “ESG”) factors into the decision-making process when the Subadviser believes they are material to the long-term sustainable growth prospects for a company. The Subadviser utilizes in-house ESG-related research to enhance its evaluation of individual companies. The extent to which ESG considerations are incorporated into the evaluation of individual companies is based on the materiality of any particular matter to the long-term sustainability of the company’s business, as determined by the Subadviser. As a result, the key ESG considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each company.
The Subadviser may, from time to time and at its discretion, seek to hedge the value of a portion of the Fund’s foreign currency exposure to attempt to preserve the value of the Fund’s investments

51

Fund Summary
Harbor International Growth Fund

in U.S. dollar terms. However, the Subadviser does not normally expect to hedge the Fund’s foreign currency exposure.
The Subadviser may sell or reduce the Fund’s investment in a portfolio security if the Subadviser detects a material diminution to either the company’s growth opportunity or in the level of confidence the Subadviser has in company management’s ability to exploit that opportunity. The Subadviser also regularly considers the company’s valuation, and whether the current stock price has risen to a level that better reflects the Subadviser’s view of the company’s future growth potential. However, the Subadviser does not normally trade based upon short-term price movements, as it considers such moves to be poor predictors of long-term results.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Foreign Securities Risk: An investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Growth Style Risk: Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
ESG Factors Risk: The Subadviser and/or Adviser, as applicable, considers certain ESG factors in evaluating company quality which may result in the selection or exclusion of securities for reasons other than performance and the Fund may underperform relative to other funds that do not consider ESG factors.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect.  The Subadviser and/or Adviser, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser and/or Adviser, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and/or Adviser, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

52

Fund Summary
Harbor International Growth Fund

Performance
Effective May 21, 2013, Baillie Gifford Overseas Limited (“Baillie Gifford”) became the Fund’s subadviser. Performance data prior to that date is not attributable to Baillie Gifford.
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	26.14%	Q2 2020
Worst Quarter	-20.31%	Q1 2020
Average Annual Total Returns — As of December 31, 2021
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor International Growth Fund
Retirement Class* Before Taxes	3.11%	14.57%	9.91%	5.00%	03-01-2016
Institutional Class Before Taxes	2.98%	14.45%	9.85%	4.98%	11-01-1993
After Taxes on Distributions	1.00%	13.81%	9.45%	N/A
After Taxes on Distributions and Sale of Fund Shares	3.21%	11.62%	8.20%	N/A
Administrative Class Before Taxes	2.77%	14.18%	9.57%	7.68%	11-01-2002
Investor Class Before Taxes	2.62%	14.04%	9.45%	7.55%	11-01-2002
Comparative Index (reflects no deduction for fees, expenses or taxes)
MSCI All Country World Ex. U.S. (ND)^	7.82%	9.61%	7.28%	N/A
*
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return not available since the index has not been in existence as long as the Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.

53

Fund Summary
Harbor International Growth Fund

Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
Baillie Gifford has subadvised the Fund since May 2013.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Gerard Callahan Baillie Gifford
Mr. Callahan is a Portfolio Manager and Chair of the International All Cap Portfolio Construction Group at Baillie Gifford and has co-managed the Fund since 2013. Mr. Callahan has announced his plans to retire on or about April 30, 2022. Upon his retirement, Mr. Callahan will no longer serve as a portfolio manager with day-to-day portfolio management responsibilities for the Fund.
Iain Campbell Baillie Gifford
Mr. Campbell is a Portfolio Manager and member of the International All Cap Portfolio Construction Group at Baillie Gifford and has co-managed the Fund since 2013.
Joseph M. Faraday, CFA Baillie Gifford
Mr. Faraday is a Portfolio Manager and member of the International All Cap Portfolio Construction Group at Baillie Gifford and has co-managed the Fund since 2013.
Moritz Sitte, CFA Baillie Gifford
Mr. Sitte is a Portfolio Manager and member of the International All Cap Portfolio Construction Group at Baillie Gifford and has co-managed the Fund since 2014.
Sophie Earnshaw, CFA Baillie Gifford
Ms. Earnshaw is a Portfolio Manager and member of the International All Cap Portfolio Construction Group at Baillie Gifford and has co-managed the Fund since 2014.
Milena Mileva Baillie Gifford
As of May 1, 2022, Ms. Mileva will serve as a portfolio manager with day-to-day portfolio management responsibilities for the Fund and as a member of the International All Cap Portfolio Construction Group at Baillie Gifford.

54

Fund Summary
Harbor International Growth Fund

Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

55

Harbor International Small Cap Fund

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	0.32%	0.40%	0.40%	0.51%
Total Annual Fund Operating Expenses	1.17%	1.25%	1.50%	1.61%
Expense Reimbursement[1]	(0.29)%	(0.29)%	(0.29)%	(0.29)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	0.88%	0.96%	1.21%	1.32%
1 The Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.88%, 0.96%, 1.21%, and 1.32% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2023. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$90	$343	$616	$1,395
Institutional	$98	$368	$658	$1,486
Administrative	$123	$446	$791	$1,766
Investor	$134	$480	$849	$1,887

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43%.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common and preferred stocks, of foreign companies. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in the securities of small cap companies. The Fund defines small cap companies as those with market capitalizations that fall within the range of the MSCI EAFE (Europe, Australasia and Far East) Small Cap (ND) Index at the time of purchase. As of December 31, 2021, the range of the Index was $213 million to $21.2 billion, but it is expected to change frequently.
The Subadviser’s investment process utilizes a range of screening and idea sourcing methodologies to shrink the universe of securities to a manageable level. The Subadviser primarily utilizes bottom-up research to identify companies with attractive valuations, as determined by the Subadviser, while taking into account macro-economic considerations. The Subadviser’s evaluation of companies includes an analysis of the corporate governance framework. The Subadviser looks to identify companies that:
■
demonstrate traditional value metrics primarily on a price to book, price to earnings, and/or dividend yield basis;
■
have well-capitalized and transparent balance sheets and funding sources; and
■
they believe have business models that are undervalued by the market.
From time to time, the investment process may result in substantial investments in one or more sectors, geographic regions and/or countries.
The Subadviser may sell or trim a holding when the investment thesis with respect to a holding is realized or the investment thesis is negatively impacted by macro-economic, industry or company-specific considerations. The Subadviser may also sell or trim a holding in order to manage position-size risk and/or if a more attractive investment opportunity is identified.
Up to 15% of the Fund’s total assets may be invested in emerging market companies, which the Fund defines as those countries included in the MSCI Emerging Markets Index, which currently includes countries located in the Americas, Europe, Middle East, Africa and Asia. The Fund also may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depository Receipts (GDRs) (collectively, “Depositary Receipts”). Depositary Receipts are certificates typically issued by a bank or trust company that represent ownership interests in securities issued by a foreign or domestic company. The Fund may invest in securities denominated in, and/or receiving revenues in, foreign currencies.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Foreign Securities Risk: An investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by

56

Fund Summary
Harbor International Small Cap Fund

governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Small Cap Risk: The Fund’s performance may be more volatile because it invests primarily in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small cap stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks.
Value Style Risk: Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Geographic Focus Risk: The Fund may invest a substantial amount of its assets in securities of issuers located in a single country or geographic region. As a result, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on the Fund than such changes would have on a more geographically diversified fund, and may result in increased volatility and greater losses.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect.  The Subadviser and/or Adviser, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser and/or Adviser, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and/or Adviser, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
Effective May 23, 2019, Cedar Street Asset Management LLC (“Cedar Street”) became the Fund’s subadviser.  Performance prior to that date is not attributable to Cedar Street.
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s

57

Fund Summary
Harbor International Small Cap Fund

Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	21.41%	Q4 2020
Worst Quarter	-29.16%	Q1 2020
Average Annual Total Returns — As of December 31, 2021
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor International Small Cap Fund
Retirement Class Before Taxes	17.20%	11.51%	N/A	10.65%	02-01-2016
Institutional Class Before Taxes	17.11%	11.42%	N/A	10.58%	02-01-2016
After Taxes on Distributions	15.03%	10.66%	N/A	9.90%
After Taxes on Distributions and Sale of Fund Shares	11.29%	9.08%	N/A	8.46%
Administrative Class Before Taxes	16.80%	11.13%	N/A	10.29%	02-01-2016
Investor Class Before Taxes	16.78%	11.02%	N/A	10.17%	02-01-2016
Comparative Index (reflects no deduction for fees, expenses or taxes)
MSCI EAFE Small Cap (ND)^	10.10%	11.04%	N/A	11.18%
^
Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.

58

Fund Summary
Harbor International Small Cap Fund

Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
Cedar Street has subadvised the Fund since 2019.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Jonathan P. Brodsky Cedar Street
Mr. Brodsky, Founder and Principal at Cedar Street, has co-managed the Fund since 2019.
Waldemar A. Mozes Cedar Street
Mr. Mozes is the Director of Investments, Portfolio Manager, and Partner at Cedar Street and has co-managed the Fund since 2019.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

59

Harbor Large Cap Value Fund

Fund Summary
Investment Objective
The Fund seeks long-term total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	0.04%	0.12%	0.12%	0.23%
Total Annual Fund Operating Expenses	0.64%	0.72%	0.97%	1.08%
Expense Reimbursement[1]	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	0.61%	0.69%	0.94%	1.05%
1 The Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.61%, 0.69%, 0.94%, and 1.05% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2023. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$62	$202	$354	$796
Institutional	$70	$227	$398	$892
Administrative	$96	$306	$533	$1,187
Investor	$107	$340	$593	$1,314

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13%.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common and preferred stocks of large cap companies. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large cap companies.
The Fund defines large cap companies as those with market capitalizations that fall within the range of the Russell 1000® Value Index. As of December 31, 2021, the range of the Index was $435 million to $1.9 trillion, but it is expected to change frequently.
The Subadviser employs a fundamental, bottom-up research driven approach to identify approximately 35 to 45 companies for investment by the Fund. The Subadviser focuses on those companies that it believes are higher quality businesses that are undervalued by the market relative to what the Subadviser believes to be their fair value.
The Subadviser seeks to identify higher quality companies by focusing on the following attributes:
■
Attractive business fundamentals
■
Strong financials
■
Experienced, motivated company management
■
High and/or consistently improving market position, return on invested capital and operating margins
The Subadviser then assesses the attractiveness of the valuations of those higher quality companies by analyzing a variety of valuation metrics, such as cash flow return on enterprise value, price-to-earnings, sales and free cash flow ratios and break-up values, among others.
The Subadviser looks for potential catalysts for the company’s business that could help unlock what the Subadviser believes is the company’s true value, including:
■
Productive use of strong free cash flow
■
Restructuring and/or productivity gains
■
Change in management or control
■
Innovative, competitively superior products
■
Accretive acquisitions or divestitures
As part of its investment process with respect to each portfolio investment, the Subadviser considers environmental, social and governance (“ESG”) factors that it believes may have a material impact on an issuer and the value of its securities. As a result, the key ESG considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each issuer.
The Fund may invest up to 20% of its total assets in the securities of foreign issuers, including issuers located or doing business in emerging markets.
The Subadviser may sell a holding if the value potential is realized, if warning signals emerge of fundamental deterioration, or if the valuation is no longer compelling relative to other investment opportunities.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not

60

Fund Summary
Harbor Large Cap Value Fund

perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Limited Number of Holdings Risk: The Fund may invest in a limited number of companies. As a result, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. In addition, the Fund’s performance may be more volatile than a fund that invests in a larger number of companies.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Value Style Risk: Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect.  The Subadviser and/or Adviser, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser and/or Adviser, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and/or Adviser, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	20.89%	Q2 2020
Worst Quarter	-24.01%	Q1 2020

61

Fund Summary
Harbor Large Cap Value Fund

Average Annual Total Returns — As of December 31, 2021
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Large Cap Value Fund
Retirement Class* Before Taxes	25.12%	16.25%	16.14%	10.81%	03-01-2016
Institutional Class Before Taxes	24.96%	16.16%	16.09%	10.79%	12-29-1987
After Taxes on Distributions	23.95%	15.39%	15.14%	N/A
After Taxes on Distributions and Sale of Fund Shares	15.43%	12.90%	13.34%	N/A
Administrative Class Before Taxes	24.62%	15.84%	15.78%	10.57%	11-01-2002
Investor Class Before Taxes	24.54%	15.73%	15.65%	10.41%	11-01-2002
Comparative Index (reflects no deduction for fees, expenses or taxes)
Russell 1000® Value^	25.16%	11.16%	12.97%	10.81%
*
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
Aristotle Capital Management, LLC (“Aristotle”) has subadvised the Fund since May 2012.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Howard Gleicher, CFA Aristotle Capital Management, LLC
Mr. Gleicher is the Chief Executive Officer and Chief Investment Officer of Aristotle and has managed the Fund since 2012.
Gregory D. Padilla, CFA Aristotle Capital Management, LLC
Mr. Padilla is a Portfolio Manager and Senior Global Research Analyst of Aristotle and has managed the Fund since 2018.

62

Fund Summary
Harbor Large Cap Value Fund

Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

63

Harbor Mid Cap Fund

Fund Summary
Investment Objective
The Fund seeks long-term total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	0.18%	0.26%	0.26%	0.37%
Total Annual Fund Operating Expenses	0.93%	1.01%	1.26%	1.37%
Expense Reimbursement[1]	(0.13)%	(0.13)%	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	0.80%	0.88%	1.13%	1.24%
1 The Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.80%, 0.88%, 1.13%, and 1.24% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2023. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$82	$283	$502	$1,131
Institutional	$90	$309	$545	$1,224
Administrative	$115	$387	$679	$1,511
Investor	$126	$421	$738	$1,635

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11%.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common and preferred stocks, of U.S. mid cap companies. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of mid cap companies.
The Fund defines mid cap companies as those with market capitalizations that fall within the range of the Russell Midcap® Index, provided that if the upper end of the capitalization range of that Index falls below $15 billion, the Fund will continue to define those companies with market capitalizations between the upper end of the range of the Index and $15 billion as mid cap companies. As of December 31, 2021, the range of the Index was $435 million to $73.6 billion, but it is expected to change frequently.
The Subadviser employs a disciplined investment approach that seeks to identify companies that, in the Subadviser’s view, demonstrate strong business fundamentals and earnings prospects that are not fully captured in the companies’ current market valuations. The Subadviser uses a bottom-up investment process, employing fundamental and qualitative criteria to identify individual companies for potential investment in the Fund’s portfolio. As part of its investment process with respect to each portfolio investment, the Subadviser considers environmental, social and governance (“ESG”) factors that it believes may have a material impact on an issuer and the value of its securities. As a result, the key ESG considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each issuer. The Subadviser employs statistical analysis, which is designed to limit certain risks in the Fund’s portfolio versus the Fund’s benchmark. The Fund’s sector weightings are a result of, and secondary to, individual stock selections.
The Subadviser may sell a stock if one of the following situations arises:
■
The company executes according to the Subadviser’s investment thesis and the market recognizes it in the stock’s valuation;
■
The investment process identifies a company the Subadviser believes has superior return and risk characteristics. In this situation, the more attractive stock would force them to sell the less attractive stock so that they continue to own only their best investment ideas; or
■
The company’s prospects deteriorate as a result of poor business plan execution, new competitors, management changes, a souring business environment or other adverse effects.
The Fund expects to invest in approximately 50 to 70 companies.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first three risks) include:
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages

64

Fund Summary
Harbor Mid Cap Fund

or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Mid Cap Risk: The Fund’s performance may be more volatile because it invests primarily in mid cap stocks. Mid cap companies may have limited product lines, markets and financial resources. Securities of mid cap companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, mid cap stocks may fall out of favor relative to small or large cap stocks, which may cause the Fund to underperform other equity funds that focus on small or large cap stocks.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect.  The Subadviser and/or Adviser, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser and/or Adviser, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and/or Adviser, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional Class during the period shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.

Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	23.60%	Q2 2020
Worst Quarter	-24.25%	Q1 2020

Average Annual Total Returns — As of December 31, 2021
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Mid Cap Fund
Retirement Class Before Taxes	24.68%	N/A	N/A	22.86%	12-01-2019
Institutional Class Before Taxes	24.61%	N/A	N/A	22.78%	12-01-2019
After Taxes on Distributions	23.98%	N/A	N/A	22.44%
After Taxes on Distributions and Sale of Fund Shares	14.97%	N/A	N/A	17.76%
Investor Class Before Taxes	24.15%	N/A	N/A	22.34%	12-01-2019
Comparative Index (reflects no deduction for fees, expenses or taxes)
Russell Midcap®^	22.58%	N/A	N/A	20.23%
^
Since Inception return based on the inception date of the Institutional Class shares.

65

Fund Summary
Harbor Mid Cap Fund

Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
EARNEST Partners LLC (“EARNEST Partners”) has subadvised the Fund since 2019.

Portfolio Manager
Paul E. Viera EARNEST Partners LLC
Mr. Viera is the Chief Executive Officer, a Portfolio Manager and the founder of EARNEST Partners and has managed the Fund since 2019.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

66

Harbor Mid Cap Value Fund

Fund Summary
Investment Objective
The Fund seeks long-term total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees[1]	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	0.06%	0.14%	0.14%	0.25%
Total Annual Fund Operating Expenses	0.81%	0.89%	1.14%	1.25%
Fee Waiver and Expense Reimbursement[1]	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[1]	0.77%	0.85%	1.10%	1.21%
1 The Adviser has contractually agreed to reduce the management fee to 0.70% on assets between $350 million and $1 billion and 0.65% on assets over $1 billion through February 28, 2023. Additionally, the Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.77%, 0.85%, 1.10% and 1.21% for the Retirement Class, Institutional Class, Administrative Class and Investor Class, respectively, through February 28, 2023. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$79	$255	$446	$998
Institutional	$87	$280	$489	$1,092
Administrative	$112	$358	$624	$1,383
Investor	$123	$393	$682	$1,508

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund
Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18%.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common stocks, of mid cap companies. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of mid cap companies.
The Fund defines mid cap companies as those with market capitalizations that fall within the range of the Russell Midcap® Index, provided that if the upper end of the capitalization range of that Index falls below $15 billion, the Fund will continue to define those companies with market capitalizations between the upper end of the range of the Index and $15 billion as mid cap companies. As of December 31, 2021, the range of the Index was $435 million to $73.6 billion, but it is expected to change frequently.
The Subadviser looks to identify companies that it believes are out of favor and thus undervalued in the marketplace at the time of purchase and have the potential for appreciation. The Subadviser’s active investment strategy uses a quantitative investment model to evaluate and recommend investment decisions for the Fund in a bottom-up, contrarian value approach. The primary components of the quantitative model are:
■
Indicators of fundamental undervaluation, such as low price-to-cash flow or low price-to-earnings ratios
■
Indicators of past negative market sentiment, such as poor past stock price performance
■
Indicators of recent momentum, such as high recent stock price performance
■
Control of incremental risk relative to the benchmark index
All such indicators are measured relative to the overall universe of mid cap companies.
The Subadviser utilizes its proprietary quantitative model to make its assessments and, except in very limited circumstances, follows the output of those models when making buy and sell decisions for the Fund’s portfolio.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Value Style Risk: Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

67

Fund Summary
Harbor Mid Cap Value Fund

Model Risk: There are limitations inherent in every quantitative model. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, historical trends in data may not be predictive going forward. The strategies and techniques employed in a quantitative model cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact their performance. The effectiveness of the given strategy or technique may deteriorate in an unpredictable fashion for any number of reasons including, but not limited to, an increase in the amount of assets managed or the use of similar strategies or techniques by other market participants and/or market dynamic shifts over time. In addition, factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. There can be no assurances that the strategies pursued or the techniques implemented in the quantitative model will be profitable, and various market conditions may be materially less favorable to certain strategies than others. Even in the absence of flaws, a model may not perform as anticipated.
Mid Cap Risk: The Fund’s performance may be more volatile because it invests primarily in mid cap stocks. Mid cap companies may have limited product lines, markets and financial resources. Securities of mid cap companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, mid cap stocks may fall out of favor relative to small or large cap stocks, which may cause the Fund to underperform other equity funds that focus on small or large cap stocks.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect.  The Subadviser and/or Adviser, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser and/or Adviser, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and/or Adviser, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	23.43%	Q4 2020
Worst Quarter	-39.73%	Q1 2020

68

Fund Summary
Harbor Mid Cap Value Fund

Average Annual Total Returns — As of December 31, 2021
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Mid Cap Value Fund
Retirement Class* Before Taxes	30.09%	7.30%	12.09%	8.08%	03-01-2016
Institutional Class Before Taxes	29.97%	7.21%	12.04%	8.06%	03-01-2002
After Taxes on Distributions	29.56%	6.27%	11.26%	N/A
After Taxes on Distributions and Sale of Fund Shares	18.00%	5.45%	9.86%	N/A
Administrative Class Before Taxes	29.69%	6.95%	11.76%	9.16%	11-01-2002
Investor Class Before Taxes	29.54%	6.82%	11.63%	9.03%	11-01-2002
Comparative Index (reflects no deduction for fees, expenses or taxes)
Russell Midcap® Value^	28.34%	11.22%	13.44%	10.46%
*
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
LSV Asset Management (“LSV”) has subadvised the Fund since September 2004.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Josef Lakonishok, Ph.D. LSV Asset Management
Dr. Lakonishok is the Chief Executive Officer, Chief Investment Officer, a Portfolio Manager and Founding Partner of LSV and has co-managed the Fund since 2004.
Menno Vermeulen, CFA LSV Asset Management
Mr. Vermeulen is a Portfolio Manager and Partner of LSV and has co-managed the Fund since 2004.
Puneet Mansharamani, CFA LSV Asset Management
Mr. Mansharamani is a Portfolio Manager and Partner of LSV and has co-managed the Fund since 2006.
Greg Sleight LSV Asset Management
Mr. Sleight is a Portfolio Manager and Partner of LSV, has co-managed the Fund since 2015 and been involved in portfolio management for the Fund since 2014.
Guy Lakonishok, CFA LSV Asset Management
Mr. Lakonishok is a Portfolio Manager and Partner of LSV, has co-managed the Fund since 2015 and been involved in portfolio management for the Fund since 2014.

69

Fund Summary
Harbor Mid Cap Value Fund

Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

70

Harbor Money Market Fund

Fund Summary
Investment Objective
The Fund seeks to provide current income while maintaining liquidity and a stable share price of $1.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Administrative Class
Management Fees[1]	0.20%	0.20%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.18%	0.18%
Total Annual Fund Operating Expenses	0.38%	0.63%
Fee Waiver and Expense Reimbursement[1]	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[1]	0.28%	0.53%
1 The Adviser has contractually agreed to reduce the management fee to 0.18% through February 28, 2023. Additionally, the Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.28% and 0.53% for the Institutional Class and Administrative Class, respectively, through February 28, 2023. Only the Fund’s Board of Trustees may modify or terminate these agreements.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Institutional	$29	$112	$203	$471
Administrative	$54	$192	$341	$777
Principal Investment Strategy
The Fund will invest 99.5% or more of its total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash or government securities) so as to qualify as a “government money market fund” under Rule 2a-7 of the Investment Company Act of 1940, as amended (the “Investment Company Act”). “Government securities,” as defined under the Investment Company Act and interpreted, include securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities. The Subadviser selects securities for the Fund’s portfolio by focusing on securities that appear to offer the best relative value based on an analysis of their credit quality and interest rate sensitivity.
Maximum Maturity: The Fund maintains a dollar-weighted average maturity (WAM) of 60 days or less and a dollar-weighted average life (WAL) of 120 days or less. The securities held in the Fund’s portfolio have remaining maturities of 397 days or less. The weighted average maturity of the Fund’s portfolio was 21 days as of December 31, 2021.
Principal Risks
You could lose money by investing in the Fund.Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. Principal risks impacting the Fund (in alphabetical order after the first three risks) include:
Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income securities when the Subadviser may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments.
Stable Net Asset Value Risk: The Fund may not be able to maintain a NAV per share of $1.00 at all times. If any money market fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), other money market funds, including the Fund, could be subject to increased redemption activity, which may adversely affect the Fund’s NAV. Shareholders of the Fund should not rely on or expect the Adviser or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable $1.00 share price.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Credit Risk: The issuer or guarantor of a security owned by the Fund could default on its obligations to pay principal or interest or its credit rating could be downgraded. Likewise, a counterparty to a repurchase agreement owned by the Fund could default on its obligation.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Repurchase Agreement Risk: In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligation to repurchase the security underlying the repurchase agreement, the Fund may lose money or incur costs arising from exercising its rights under the agreement. If the counterparty fails to fulfill its obligation to repurchase the security

71

Fund Summary
Harbor Money Market Fund

and the market value of the security declines, the Fund may lose money. Repurchase agreements are subject to credit risk.
Selection Risk: The Subadviser’s judgment about the attractiveness or value of a particular security may be incorrect.
U.S. Government Securities Risk: Securities issued or guaranteed by U.S. government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. government. As a result, no assurance can be given that the U.S. government will provide financial support to these securities or issuers (such as securities issued by the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation). Although certain government securities are backed by the full faith and credit of the U.S. government (such as securities issued by the Government National Mortgage Association), circumstances could arise that would delay or prevent the payment of interest or principal. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future and, in these circumstances, the Fund’s returns may be adversely affected.
Performance
The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility — or variability — of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks and potential rewards of investing in the Fund. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information, including the Fund’s current 7-day SEC yield, please visit the Fund’s website at harborcapital.com or call 800-422-1050.
Effective March 1, 2016, the Fund changed its principal investment strategies. The past performance data in the bar chart and table reflect the Fund’s prior principal investment strategies.

Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	0.53%	Q2 2019
Worst Quarter	0.01%	Q2 2021
Average Annual Total Returns — As of December 31, 2021
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Money Market Fund
Institutional Class	0.03%	0.96%	0.54%	2.93%	12-29-1987
Administrative Class	0.03%	0.87%	0.50%	1.06%	11-01-2002
Comparative Index (reflects no deduction for fees, expenses or taxes)
ICE BofA US 3-Month Treasury Bill Index^	0.05%	1.14%	0.63%	3.06%

Current 7-Day SEC Yield for Period Ended

Administrative Class	0.04%
Institutional Class	0.04%
^
Since Inception return based on the inception date of the Institutional Class shares.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
BNP Paribas Asset Management USA, Inc. (“BNP”) has subadvised the Fund since 1987.

Portfolio Manager
Kenneth J. O’Donnell, CFA BNP Paribas Asset Management USA, Inc.
Mr. O’Donnell is a Portfolio Manager of BNP and has managed the Fund since 2003.

72

Fund Summary
Harbor Money Market Fund

Buying and Selling Fund Shares
Harbor Money Market Fund is closed to new investors. Please see the “How to Purchase Shares” section of the Prospectus for more information.
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Institutional Class	Administrative Class[1]
Regular	$1,000	$50,000
Individual Retirement Account (IRA)	$1,000	N/A
Custodial (UGMA/UTMA)	$1,000	N/A
1 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

73

Harbor Overseas Fund

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	0.44%	0.52%	0.52%	0.63%
Total Annual Fund Operating Expenses	1.19%	1.27%	1.52%	1.63%
Expense Reimbursement[1]	(0.42)%	(0.42)%	(0.42)%	(0.42)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	0.77%	0.85%	1.10%	1.21%
1 The Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any) to 0.77% 0.85%, 1.10%, and 1.21% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2023. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$79	$336	$614	$1,406
Institutional	$87	$361	$657	$1,497
Administrative	$112	$439	$789	$1,777
Investor	$123	$473	$847	$1,898

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 108%.
Principal Investment Strategy
Under normal market conditions, the Fund invests at least 80% of its assets in a diversified portfolio of non-U.S. equity securities. The Fund invests primarily in the stocks of foreign companies located in developed markets, but it may also invest up to 15% of its assets in the securities of companies located in emerging markets. The Fund invests in stocks across the market capitalization spectrum.
The Subadviser manages the Fund using an active, quantitative investment strategy. In selecting investments for the Fund, the Subadviser forecasts expected returns for global equity markets and individual securities using a range of quantitative factors, including:
■
Valuation
■
Earnings
■
Quality
■
Price patterns
■
Economic data
■
Risk
The Subadviser emphasizes those factors that it believes to have proven most effective in predicting returns.
In constructing the Fund’s portfolio, the Subadviser considers the company, country, and industry weightings of the Fund’s benchmark index, the MSCI EAFE Index, as well as the portfolio’s level of risk, estimated transaction costs, liquidity, and other considerations. In making buy and sell decisions, the Subadviser analyzes the risk and expected return characteristics of the portfolio’s current holdings as compared to the entire universe of companies. As part of its investment process with respect to each portfolio investment, the Subadviser considers environmental, social and governance (“ESG”) factors that it believes may have a material impact on an issuer and the value of its securities. As a result, the key ESG considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each issuer.
The Subadviser purchases securities that in its view have higher risk-adjusted expected returns and sells securities that in its view have lower risk-adjusted expected returns, provided that the costs of implementing the purchases and sales of such securities do not exceed the expected value added to the portfolio of such investment decisions, as determined by the Subadviser. Throughout this process, the Subadviser utilizes proprietary quantitative models to make its assessments and, except in very limited circumstances, follows the output of those models when making buy and sell decisions for the Fund’s portfolio.
The equity securities in which the Fund invests include common stocks as well as preferred securities and securities issued by real estate investment trusts (REITs). The Fund may also purchase American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and other similar depositary receipts, which are certificates typically issued by a bank or trust company that represent ownership interests in securities issued by a foreign or domestic company. The Fund may invest in securities denominated in, and/or receiving revenues in, foreign currencies.

74

Fund Summary
Harbor Overseas Fund

Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Foreign Securities Risk: An investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Model Risk: There are limitations inherent in every quantitative model. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, historical trends in data may not be predictive going forward. The strategies and techniques employed in a quantitative model cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact their performance. The effectiveness of the given strategy or technique may deteriorate in an unpredictable fashion for any number of reasons including, but not limited to, an increase in the amount of assets managed or the use of similar strategies or techniques by other market participants and/or market dynamic shifts over time. In addition, factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. There can be no assurances that the strategies pursued or the techniques implemented in the quantitative model will be profitable, and various market conditions may be materially less favorable to certain strategies than others. Even in the absence of flaws, a model may not perform as anticipated.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
REIT Risk: Investing in REITs will subject the Fund to additional risks.  The REITs in which the Fund invests may decline in value as a result of factors affecting the real estate sector, such as changes in real estate values, changes in property taxes and government regulation affecting zoning, land use and rents, changes in interest rates, changes in the cash flow of underlying real estate assets, levels of occupancy, and market conditions, as well as the management skill and creditworthiness of the issuer.  Investments in REITs are also subject to additional risks, including the risk that REITs are unable to generate cash flow to make distributions

75

Fund Summary
Harbor Overseas Fund

to unitholders and fail to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect.  The Subadviser and/or Adviser, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser and/or Adviser, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and/or Adviser, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small and mid cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional Class during the period shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	17.47%	Q2 2020
Worst Quarter	-20.62%	Q1 2020

76

Fund Summary
Harbor Overseas Fund

Average Annual Total Returns — As of December 31, 2021
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Overseas Fund
Retirement Class Before Taxes	19.27%	N/A	N/A	14.81%	03-01-2019
Institutional Class Before Taxes	19.19%	N/A	N/A	14.72%	03-01-2019
After Taxes on Distributions	16.34%	N/A	N/A	13.52%
After Taxes on Distributions and Sale of Fund Shares	13.18%	N/A	N/A	11.53%
Investor Class Before Taxes	18.75%	N/A	N/A	14.30%	03-01-2019
Comparative Index (reflects no deduction for fees, expenses or taxes)
MSCI EAFE (ND)^	11.26%	N/A	N/A	10.84%
^
Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement and Investor Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
Acadian Asset Management LLC (“Acadian”) has subadvised the Fund since 2019.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Brendan O. Bradley, Ph.D. Acadian Asset Management LLC
Mr. Bradley is an Executive Vice President and Chief Investment Officer at Acadian and has managed the Fund since its inception in 2019.
Ryan D. Taliaferro, Ph.D. Acadian Asset Management LLC
Mr. Taliaferro is a Senior Vice President and Director of Equity Strategies at Acadian and has managed the Fund since its inception in 2019.
Harry Gakidis, Ph.D. Acadian Asset Management LLC
Mr. Gakidis is a Senior Vice President and Lead Portfolio Manager for Core Strategies at Acadian and has managed the Fund since its inception in 2019.

77

Fund Summary
Harbor Overseas Fund

Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

78

Harbor Small Cap Growth Fund

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	0.04%	0.12%	0.12%	0.23%
Total Annual Fund Operating Expenses	0.79%	0.87%	1.12%	1.23%

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$81	$252	$439	$978
Institutional	$89	$278	$482	$1,073
Administrative	$114	$356	$617	$1,363
Investor	$125	$390	$676	$1,489

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71%.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common and preferred stocks of small cap companies. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small cap companies.
The Fund defines small cap companies as those with market capitalizations that fall within the range of the Russell 2000® Growth Index, provided that if the upper end of the capitalization range of that Index falls below $2.5 billion, the Fund will continue to define those companies with market capitalizations between the upper end of the range of the Index and $2.5 billion as small cap companies. As of December 31, 2021, the range of the Index was $32 million to $13.8 billion, but it is expected to change frequently.
The Subadviser uses a bottom-up process to identify companies that meet the Subadviser’s strict fundamental criteria and then performs a qualitative review on each identified company to select approximately 60 to 80 companies for inclusion in the Fund’s portfolio. The Subadviser’s research may include personal interviews and other contact with company management. Sector allocations are the outcome of the Subadviser’s bottom-up investment process.
In selecting stocks for the Fund’s portfolio, the Subadviser looks for companies that it believes possess the following characteristics:
■
Accelerating earnings growth
■
Strong balance sheets
■
Attractive valuations as measured by price/earnings to growth ratios
In addition, the Subadviser prefers companies that it believes possess the following qualitative characteristics:
■
Superior company management
■
Significant insider ownership
■
Unique market positions and broad market opportunities
■
Solid financial controls and accounting processes
As part of its investment process with respect to each portfolio investment, the Subadviser considers environmental, social and governance (“ESG”) factors that it believes may have a material impact on an issuer and the value of its securities. As a result, the key ESG considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each issuer.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Small Cap Risk: The Fund’s performance may be more volatile because it invests primarily in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small cap stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks.

79

Fund Summary
Harbor Small Cap Growth Fund

Growth Style Risk: Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect.  The Subadviser and/or Adviser, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser and/or Adviser, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and/or Adviser, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	31.89%	Q2 2020
Worst Quarter	-23.69%	Q1 2020

80

Fund Summary
Harbor Small Cap Growth Fund

Average Annual Total Returns — As of December 31, 2021
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Small Cap Growth Fund
Retirement Class* Before Taxes	9.89%	19.28%	16.35%	10.60%	03-01-2016
Institutional Class Before Taxes	9.77%	19.18%	16.29%	10.57%	11-01-2000
After Taxes on Distributions	2.79%	15.09%	13.00%	N/A
After Taxes on Distributions and Sale of Fund Shares	8.55%	14.23%	12.45%	N/A
Administrative Class Before Taxes	9.50%	18.81%	15.99%	12.31%	11-01-2002
Investor Class Before Taxes	9.39%	18.77%	15.87%	12.17%	11-01-2002
Comparative Index (reflects no deduction for fees, expenses or taxes)
Russell 2000® Growth^	2.83%	14.53%	14.14%	7.46%
*
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
Westfield Capital Management Company, L.P. (“Westfield”) has subadvised the Fund since 2000.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
William A. Muggia Westfield Capital Management Company, L.P.
Mr. Muggia is the President, Chief Investment Officer, Chief Executive Officer, a Portfolio Manager and Managing Partner of Westfield and has co-managed the Fund since its inception in 2000.
Richard D. Lee, CFA Westfield Capital Management Company, L.P.
Mr. Lee is the Deputy Chief Investment Officer, a Portfolio Manager and Managing Partner of Westfield and has co-managed the Fund since 2018. He has been a member of Westfield’s Investment Committee since 2004.
Ethan J. Meyers, CFA Westfield Capital Management Company, L.P.
Mr. Meyers is the Director of Research, a Portfolio Manager and Managing Partner of Westfield and has co-managed the Fund since its inception in 2000.
John M. Montgomery Westfield Capital Management Company, L.P.
Mr. Montgomery is the Chief Operating Officer, a Managing Partner and Portfolio Strategist of Westfield and has co-managed the Fund since 2011.

81

Fund Summary
Harbor Small Cap Growth Fund

Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

82

Harbor Small Cap Value Fund

Fund Summary
Investment Objective
The Fund seeks long-term total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	0.04%	0.12%	0.12%	0.23%
Total Annual Fund Operating Expenses	0.79%	0.87%	1.12%	1.23%

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$81	$252	$439	$978
Institutional	$89	$278	$482	$1,073
Administrative	$114	$356	$617	$1,363
Investor	$125	$390	$676	$1,489

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17%.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common and preferred stocks, of small cap companies. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small cap companies.
The Fund defines small cap companies as those with market capitalizations that fall within the range of the Russell 2000® Index, provided that if the upper end of the capitalization range of that Index falls below $2.5 billion, the Fund will continue to define those companies with market capitalizations between the upper end of the range of the Index and $2.5 billion as small cap companies. As of December 31, 2021, the range of the Index was $32 million to $13.9 billion, but it is expected to change frequently.
The Subadviser employs a disciplined investment approach that seeks to identify companies that, in the Subadviser’s view, demonstrate strong business fundamentals and earnings prospects that are not fully captured in the companies’ current market valuations. The Subadviser uses a bottom-up investment process, employing fundamental and qualitative criteria to identify individual companies for potential investment in the Fund’s portfolio. As part of its investment process with respect to each portfolio investment, the Subadviser considers environmental, social and governance (“ESG”) factors that it believes may have a material impact on an issuer and the value of its securities. As a result, the key ESG considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each issuer. The Subadviser employs statistical analysis, which is designed to limit certain risks in the Fund’s portfolio versus the Fund’s benchmark. The Fund’s sector weightings are a result of, and secondary to, individual stock selections.
The Subadviser may sell a stock if one of the following situations arises:
■
The company executes according to the Subadviser’s investment thesis and the market recognizes it in the stock’s valuation;
■
The investment process identifies a company the Subadviser believes has superior return and risk characteristics. In this situation, the more attractive stock would force them to sell the less attractive stock so that they continue to own only their best investment ideas; or
■
The company’s prospects deteriorate as a result of poor business plan execution, new competitors, management changes, a souring business environment or other adverse effects.
The Fund expects to invest in approximately 55 to 70 companies.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Small Cap Risk: The Fund’s performance may be more volatile because it invests primarily in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small cap stocks may fall out of favor relative to mid or large cap stocks, which may cause

83

Fund Summary
Harbor Small Cap Value Fund

the Fund to underperform other equity funds that focus on mid or large cap stocks.
Value Style Risk: Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect.  The Subadviser and/or Adviser, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser and/or Adviser, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and/or Adviser, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	30.00%	Q4 2020
Worst Quarter	-30.15%	Q1 2020

84

Fund Summary
Harbor Small Cap Value Fund

Average Annual Total Returns — As of December 31, 2021
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Small Cap Value Fund
Retirement Class* Before Taxes	14.77%	11.41%	13.06%	10.73%	03-01-2016
Institutional Class Before Taxes	14.67%	11.32%	13.01%	10.71%	12-14-2001
After Taxes on Distributions	13.12%	10.29%	11.81%	N/A
After Taxes on Distributions and Sale of Fund Shares	9.67%	8.79%	10.50%	N/A
Administrative Class Before Taxes	14.38%	11.05%	12.72%	10.98%	11-01-2002
Investor Class Before Taxes	14.25%	10.92%	12.59%	10.83%	11-01-2002
Comparative Index (reflects no deduction for fees, expenses or taxes)
Russell 2000® Value^	28.27%	9.07%	12.03%	9.40%
*
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
EARNEST Partners LLC (“EARNEST Partners”) has subadvised the Fund since 2001.

Portfolio Manager
Paul E. Viera EARNEST Partners LLC
Mr. Viera is the Chief Executive Officer, a Portfolio Manager and the founder of EARNEST Partners and has managed the Fund since 2001.

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Fund Summary
Harbor Small Cap Value Fund

Buying and Selling Fund Shares
Effective at 4:00 p.m. Eastern Time on Tuesday, June 1, 2021, Harbor Small Cap Value Fund will be closed to new investors subject to limited exceptions. Please see the additional information regarding the closing parameters for the Fund in "How to Purchase Shares."
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

86

Harbor Strategic Growth Fund

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	0.12%	0.20%	0.20%	0.31%
Total Annual Fund Operating Expenses	0.72%	0.80%	1.05%	1.16%
Expense Reimbursement[1]	(0.09)%	(0.09)%	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	0.63%	0.71%	0.96%	1.07%
1 The Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.63%, 0.71%, 0.96%, and 1.07% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2023. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$64	$221	$392	$886
Institutional	$73	$246	$435	$981
Administrative	$98	$325	$571	$1,274
Investor	$109	$360	$630	$1,401

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9%.
Principal Investment Strategy
The Fund invests in equity securities that the Subadviser believes have strong growth characteristics and are undervalued in the marketplace. Under normal market conditions, the Fund invests primarily (at least 65% of its net assets) in equity securities, principally common and preferred stocks, of U.S. companies. The Fund tends to invest more significantly in equity securities of companies with larger market capitalizations, but may also invest in equity securities of companies with mid and small market capitalizations.
In selecting securities, the Subadviser seeks to invest in businesses that it believes can grow excess returns on capital into the future and which the Subadviser believes trade at a discount to fair value of the companies. The Subadviser utilizes a bottom-up stock selection process to identify growth businesses with a sustainable competitive advantage.
The Fund maintains a portfolio of approximately 30-50 stocks. However, the actual number of portfolio holdings may vary due to market conditions. Holdings are generally spread across a number of industries/sectors but may have a higher percentage in sectors that the Subadviser believes have greater investment opportunities.
The Fund may purchase securities of companies engaged in initial public offerings (“IPOs”) and may from time to time invest in foreign securities, including American Depositary Receipts.
The Subadviser generally sells a stock when it believes the risk/reward characteristics turn negative, the fundamentals deteriorate, a more attractive investment is identified, or the stock achieves the Subadviser’s estimate of fair value.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small and mid cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.
Growth Style Risk: Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Limited Number of Holdings Risk: The Fund may invest in a limited number of companies. As a result, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. In addition, the Fund’s performance may be more volatile than a fund that invests in a larger number of companies.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor

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Fund Summary
Harbor Strategic Growth Fund

sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
IPO Risk: An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. The Fund’s investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect.  The Subadviser and/or Adviser, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser and/or Adviser, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and/or Adviser, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
The Fund acquired the assets and assumed the then existing known liabilities of the Mar Vista Strategic Growth Fund (the “Predecessor Fund”) on March 6, 2017, and the Fund is the performance successor of the reorganization. This means that the Predecessor Fund’s performance and financial history will be used by the Fund going forward from the date of reorganization. In the reorganization, former shareholders of the Predecessor Fund received Institutional Class shares of the Fund. Accordingly, the performance of the Institutional Class of the Fund for periods prior to the reorganization is the performance of the Predecessor Fund. The performance of the Predecessor Fund has not been restated to reflect the annual operating expenses of Institutional Class shares of the Fund, which are lower than those of the Predecessor Fund. Because the Fund has different fees and expenses than the Predecessor Fund, the Fund would also have had different performance results.
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

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Fund Summary
Harbor Strategic Growth Fund

Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	21.42%	Q2 2020
Worst Quarter	-16.86%	Q1 2020

Average Annual Total Returns — As of December 31, 2021
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Strategic Growth Fund
Retirement Class Before Taxes	23.05%	N/A	N/A	18.07%	03-01-2017
Institutional Class[1] Before Taxes	22.97%	19.07%	16.21%	16.06%	11-01-2011
After Taxes on Distributions	20.49%	18.00%	15.26%	N/A
After Taxes on Distributions and Sale of Fund Shares	15.24%	15.35%	13.53%	N/A
Administrative Class Before Taxes	22.65%	N/A	N/A	17.67%	03-01-2017
Investor Class Before Taxes	22.55%	N/A	N/A	17.21%	03-01-2017
Comparative Index (reflects no deduction for fees, expenses or taxes)
Russell 1000® Growth^	27.60%	25.32%	19.79%	19.39%
1
The Fund commenced operations on March 6, 2017. The performance attributed to the Institutional Class shares prior to that date is that of the Predecessor Fund’s Institutional Shares.
^
Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
Mar Vista Investment Partners, LLC (“Mar Vista”) has subadvised the Fund since its inception in 2017.
From inception (November 1, 2011) to January 20, 2015, Mar Vista served as the Predecessor Fund’s subadviser. From January 20, 2015 to the date of the reorganization, Mar Vista served as the primary investment adviser to the Predecessor Fund.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Silas A. Myers, CFA Mar Vista Investment Partners, LLC
Mr. Myers is a Portfolio Manager of Mar Vista and has managed the Fund since 2017 (and had managed the Predecessor Fund since 2011).
Brian L. Massey, CFA Mar Vista Investment Partners, LLC
Mr. Massey is a Portfolio Manager of Mar Vista and has managed the Fund since 2017 (and had managed the Predecessor Fund since 2011).
Joshua J. Honeycutt, CFA Mar Vista Investment Partners, LLC
Mr. Honeycutt is a Portfolio Manager of Mar Vista and has managed the Fund since 2017.
Jeffrey B. Prestine Mar Vista Investment Partners, LLC
Mr. Prestine is a Portfolio Manager of Mar Vista and has managed the Fund since 2017.

89

Fund Summary
Harbor Strategic Growth Fund

Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

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Additional Information about the Funds' Investments

Investment Objectives
Harbor Funds' Board of Trustees (the “Board of Trustees”) may change a Fund’s investment objective without shareholder approval.

Investment Policies
For each of Harbor Convertible Securities Fund, Harbor Core Bond Fund, Harbor Core Plus Fund, Harbor Emerging Markets Equity Fund, Harbor High-Yield Bond Fund, Harbor International Small Cap Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Growth Fund, and Harbor Small Cap Value Fund, the Fund’s 80% investment policy may be changed by the Fund upon 60 days’ advance notice to the shareholders.
Harbor Money Market Fund has adopted a policy to invest 99.5% or more of the Fund’s total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash or government securities) so as to qualify as a “government money market fund” under Rule 2a-7 of the Investment Company Act. As a “government money market fund” under Rule 2a-7, the Fund will (1) be permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price and (2) not be subject to a liquidity fee and/or a redemption gate on fund redemptions. The Board of Trustees has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would become effective only after shareholders were provided with specific advance notice of a change in this policy.

Principal Investments
Each Fund’s principal investment strategies are described in the Fund Summary section.
The main risks associated with investing in each Fund are summarized in the respective Fund Summary section at the front of this Prospectus.
For additional risk factors that are not discussed in this Prospectus because they are not considered main risk factors, see Harbor Funds' Statement of Additional Information.
An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A Fund’s shares will go up and down in price, meaning that you could lose money by investing in a Fund. Many factors influence a fund’s performance and a Fund’s investment strategy may not produce the intended results.
More detailed descriptions of certain of the main risks and additional risks of the Funds are described below. For purposes of those descriptions, Domestic Equity funds include Harbor Capital Appreciation Fund, Harbor Disruptive Innovation Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Value Fund and Harbor Strategic Growth Fund. International and Global Equity Funds include Harbor Diversified International All Cap Fund, Harbor Emerging Markets Equity Fund, Harbor Focused International Fund, Harbor Global Leaders Fund, Harbor International Fund, Harbor International Growth Fund, Harbor International Small Cap Fund and Harbor Overseas Fund. Fixed Income Funds include Harbor Convertible Securities Fund, Harbor Core Bond Fund, Harbor Core Plus Fund, Harbor Money Market Fund and Harbor High-Yield Bond Fund.
The name, investment objective and policies of Harbor Disruptive Innovation Fund are similar to those of other funds advised by the Adviser. However, the investment results of the Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, any other of these funds.
EQUITY SECURITIES
Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Each Equity Fund may invest in common and preferred stocks as part of its principal investment strategy. Harbor Capital Appreciation Fund, Harbor Disruptive Innovation Fund, Harbor Large Cap Value Fund, Harbor Strategic Growth Fund and each International and Global Fund may also invest in depositary receipts.
COMMON STOCK
Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Common stock usually carries with it the right to vote and frequently, an exclusive right to do so.
PREFERRED STOCK
Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or in additional shares of preferred stock at a defined rate. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common

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Additional Information about the Funds' Investments

stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions and generally carry no voting rights.
DEPOSITARY RECEIPTS
Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”), and Global Depositary Receipts (“GDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.
FOREIGN SECURITIES
Harbor Capital Appreciation Fund, Harbor Disruptive Innovation Fund, Harbor Large Cap Value Fund, Harbor Strategic Growth Fund and each International and Global Fund may invest in equity securities of foreign developed market companies as part of their principal investment strategies. Harbor Capital Appreciation Fund, Harbor Disruptive Innovation Fund and Harbor Large Cap Value Fund may invest in equity securities of emerging market companies as part of their principal investment strategies. Harbor Emerging Markets Equity Fund invests primarily in equity securities of emerging market companies as part of its principal investment strategy. Harbor Convertible Securities Fund is permitted to invest in convertible securities of foreign issuers.
Each Subadviser and/or Adviser, as applicable, is responsible for determining, with respect to the Fund(s) that it manages, whether a particular issuer would be considered a foreign or emerging market issuer. Normally, foreign or emerging market governments and their agencies and instrumentalities are considered foreign or emerging market issuers, respectively. In the case of non-governmental issuers, a Subadviser and/or Adviser, as applicable, may consider an issuer to be a foreign or emerging market issuer if:
■
the company has been classified by MSCI, FTSE, or S&P indices or another major index provider (as determined by the Subadviser) as a foreign or emerging market issuer;
■
the equity securities of the company principally trade on stock exchanges in one or more foreign or emerging market countries;
■
a company derives a substantial portion of its total revenue from goods produced, sales made or services performed in one or more foreign or emerging market countries or a substantial portion of its assets are located in one or more foreign or emerging market countries;
■
the company is organized under the laws of a foreign or emerging market country or its principal executive offices are located in a foreign or emerging market country; and/or
■
such Subadviser and/or Adviser, as applicable, otherwise determines an issuer to be a foreign or emerging markets issuer in its discretion based on any other factors relevant to a particular issuer.
Each Subadviser and/or Adviser, as applicable, may weigh those factors differently when making a classification decision. Because the global nature of many companies can make the classification of those companies difficult and because the Subadvisers do not consult with one another with respect to the management of the Funds, the Subadvisers may, on occasion, classify the same issuer differently. Certain companies which are organized under the laws of a foreign or emerging market country may nevertheless be classified by a Subadviser and/or Adviser, as applicable, as a domestic issuer. This may occur when the company’s economic fortunes and risks are primarily linked to the U.S. and the company’s principal operations are conducted from the U.S. or when the company’s equity securities trade principally on a U.S. stock exchange.
Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate may also reduce the value of certain portfolio securities. Even though the securities are denominated in U.S. dollars, exchange rate changes may adversely affect the company’s operations or financial health.
Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the U.S. Such factors include the unavailability of financial information or the difficulty of

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Additional Information about the Funds' Investments

interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of a Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. These delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. An inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.
The Funds’ custodian, State Street Bank and Trust Company, has established and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Funds may invest to permit the Funds’ assets to be held in those foreign countries. These relationships have been established pursuant to Rule 17f-5 of the Investment Company Act, which governs the establishment of foreign subcustodial arrangements for funds. The Funds’ subcustodial arrangements may be subject to certain risks including: (i) the inability of the Funds to recover assets in the event of the subcustodian’s bankruptcy; (ii) legal restrictions on the Funds’ ability to recover assets lost while under the care of the subcustodian; (iii) the likelihood of expropriation, confiscation or a freeze of the Funds’ assets; and (iv) difficulties in converting the Funds’ cash and cash equivalents to U.S. dollars. The Adviser and the respective Subadvisers have evaluated the political risk associated with an investment in a particular country.
Investing in securities of non-U.S. companies may entail additional risks especially in emerging countries due to the potential political and economic instability of certain countries. These risks include expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. Should one of these events occur, a Fund could lose its entire investment in any such country. A Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.
Even though opportunities for investment may exist in foreign countries, any changes in the leadership or policies of the governments of those countries, or in any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and thereby eliminate any investment opportunities that may currently exist. This is particularly true of emerging markets.
Certain countries in which the Funds may invest may have minority groups that advocate religious or revolutionary philosophies or support ethnic independence. Any action on the part of such individuals could carry the potential for destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund’s investment in those countries.
Certain countries prohibit or impose substantial restrictions on investments in their capital and equity markets by foreign entities like the Funds. Certain countries require governmental approval prior to foreign investments or limit the amount of foreign investment in a particular company or limit the investment to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. In particular, restrictions on repatriation could make it more difficult for a Fund to obtain cash necessary to satisfy the tax distribution requirements that must be satisfied in order for the Fund to avoid federal income or excise tax.
Global economies and financial markets are becoming increasingly interconnected and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In January 2020, the United Kingdom withdrew from the EU (referred to as “Brexit”) subject to a withdrawal agreement that permitted the United Kingdom to effectively remain in the EU from an economic perspective during a transition phase that expired at the end of 2020. On December 24, 2020, negotiators representing the United Kingdom and the EU came to a preliminary trade agreement, the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and United Kingdom’s relationship following the end of the transition period. On December 30, 2020, the United Kingdom and the EU signed the TCA, which was ratified by the British Parliament on the same day. The TCA was subsequently ratified by the EU Parliament and entered into force on May 1, 2021. Brexit has resulted in volatility in European and global markets

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and could have significant negative impacts on financial markets in the United Kingdom and throughout Europe. Many areas of economic activity were outside the scope of the negotiating mandate and, therefore, the longer term economic, legal, political and social framework to be put in place between the United Kingdom and the EU is still unclear at this stage and is likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. This uncertainty may have an adverse effect on the economy generally and on the value of a Fund’s investments.
EMERGING MARKETS
With respect to Harbor Emerging Markets Equity Fund, emerging market companies are defined as those that are located in, or economically tied to, emerging market countries or that maintain securities that principally trade on exchanges located in emerging market countries. This Fund considers a company “economically tied to” an emerging market country if such company derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets, in an emerging market country.
Each of the International and Global Funds, Harbor Capital Appreciation Fund, Harbor Disruptive Innovation Fund and Harbor Large Cap Value Fund invests in equity securities of emerging market companies as part of its principal investment strategy. Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities.
Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, would be heightened. In addition, unanticipated political or social developments may affect the values of a Fund’s investments and the availability to the Fund of additional investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries). In addition, emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the Adviser’s or a Subadviser’s ability to evaluate local companies or their potential impact on a Fund’s performance. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses.
In addition, the U.S. and other nations and international organizations may impose economic sanctions or take other actions that may adversely affect issuers located in certain countries. In particular, the U.S. and/or other countries have imposed economic sanctions on certain Russian and Chinese individuals and/or corporate entities.  The U.S. or other countries could also institute broader sanctions on Russia or China. Such sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s portfolio. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in companies located in certain countries, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Countries subject to sanctions may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of a Fund’s portfolio and potentially disrupt its operations. Such events may have an adverse impact on the economies and debts of other emerging markets as well.
As a part of their principal investment strategies, Harbor Emerging Markets Equity Fund, Harbor Focused International Fund, Harbor International Growth Fund and Harbor Overseas Fund may invest in eligible securities, such as China A-Shares, that are listed and traded on the Shanghai and Shenzhen Stock Exchanges through the China–Hong Kong Stock Connect program.
MARKET ACCESS PRODUCTS
Harbor Focused International Fund and Harbor Global Leaders Fund may each invest in market access products.  A market access product is a derivative security that provides market exposure to an underlying foreign issuer. Examples of market access products are low exercise price warrants (“LEPWs”) and participatory notes (“P-Notes”), both of which allow the holder to gain exposure to issuers in certain emerging market countries. A LEPW entitles the holder to purchase a security with an exercise price significantly below the market price of the underlying security. Because of its low exercise price, a LEPW is virtually certain to be exercised and the value and performance of its intrinsic value is effectively identical to that of the underlying security. These features are designed to allow participation in the performance of a security where there are legal or financial obstacles to purchasing the underlying security directly. If the LEPW is cash-settled, the buyer profits to the same extent as with a direct holding in the underlying security,

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but without having to transact in it. P-Notes are derivatives that are generally traded over the counter and constitute general unsecured contractual obligations of the banks and broker-dealers that issue them. Generally, these banks and broker-dealers buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets.
REAL ESTATE INVESTMENT TRUSTS
As part of its principal investment strategy, each of Harbor Disruptive Innovation Fund and Harbor Overseas Fund may gain exposure to the real estate sector by investing in real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject, directly or indirectly, to risks associated with ownership of real estate, including changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, including competition based on rental rates, variations in market value, changes in the financial condition of tenants, changes in operating costs, attractiveness and location of the properties, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. Real estate-related investments may entail leverage and may be highly volatile.
REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not generally taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so a Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.
Nontraditional real estate carries additional risks. Income expectations may not be met, competitive new supply may emerge, and specialized property may be difficult to sell at its full expected value or require substantial investment before it can be adapted to an alternate use should its original purpose falter.
Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.
FIXED INCOME SECURITIES
Fixed income securities, as used generally in this Prospectus, includes:
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securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises;
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securities issued or guaranteed by a foreign government, governmental entity, supranational organization or government-sponsored enterprise;
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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper, issued publicly or through private placements, including Rule 144A securities and Regulation S bonds;
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preferred stocks;
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when issued or delayed delivery debt securities;
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mortgage-backed and other asset-backed securities;
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inflation-indexed bonds issued both by governments and corporations;
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structured notes, including hybrid or “indexed” securities and event-linked bonds;
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loan participations and assignments;
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bank capital and trust preferred securities;
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delayed funding loans and revolving credit facilities;
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bank certificates of deposit, fixed time deposits and bankers’ acceptances; and
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repurchase agreements on fixed income instruments and reverse repurchase agreements on fixed income instruments.
Each Fixed Income Fund invests in fixed income securities as part of its principal investment strategy.
Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.
Certain fixed-income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, inflation indexed, zero coupon, contingent, deferred, payment in-kind and auction rate features.
The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the fixed-income securities markets, making it harder for the Funds to sell their fixed-income investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of a Fund’s fixed-income securities holdings. Certain countries have experienced negative interest rates on certain fixed-income securities. A low or negative interest rate

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environment may pose additional risks to the Funds because low or negative yields on a Fund’s portfolio holdings may have an adverse impact on a Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or minimize the volatility of the Fund’s net asset value per share.
CREDIT QUALITY
Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund invest primarily in below investment-grade securities, commonly referred to as “high-yield” or “junk” bonds. Harbor Core Bond Fund and Harbor Core Plus Fund may invest up to 20% and 25%, respectively, of its assets in below investment-grade securities.
Securities are investment-grade if:
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They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization (“NRSRO”).
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They have received a comparable short-term or other rating.
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They are unrated securities that the Subadviser believes to be of comparable quality to rated investment-grade securities.
Securities are considered below investment-grade (“junk” bonds) if:
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They are rated below one of the top four long-term rating categories of a NRSRO.
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They are unrated securities that the Subadviser believes to be of comparable quality.
If a security receives different ratings, a Fund will treat the security as being rated in the highest (lowest for Harbor High-Yield Bond Fund) rating category.  A Fund may choose not to sell securities that are downgraded below the Fund’s minimum acceptable credit rating after their purchase. Each Fund’s credit standards also apply to counterparties to over-the-counter derivative contracts or repurchase agreements, as applicable. An issuer, guarantor or counterparty could suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the Fund’s investment. Credit ratings may not be an accurate assessment of liquidity or credit risk.
MORTGAGE-RELATED AND ASSET-BACKED SECURITIES
Mortgage-related securities may be issued by private companies or by agencies of the U.S. government. Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.
At times, each of Harbor Core Bond Fund and Harbor Core Plus Fund may invest a large percentage of its assets in mortgage-backed and asset-backed securities.
Harbor Core Bond Fund and Harbor Core Plus Fund may use mortgage dollar rolls to finance the purchase of additional investments. A mortgage “dollar roll” transaction involves a sale by a Fund of a mortgage-backed security and a simultaneous agreement to repurchase a substantially similar (same type, coupon and maturity) security on a specified future day. Dollar rolls expose a Fund to the risk that it will lose money if the additional investments do not produce enough income to cover the Fund’s dollar roll obligations.
For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets. Holders of privately issued mortgage-backed securities are dependent on, yet may have limited access to, information enabling them to evaluate the competence and integrity of the underlying originators and mortgage lending institutions.
Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.
Mortgage-related and asset-backed securities are especially sensitive to prepayment and extension risk.
GOVERNMENT SECURITIES
“Government securities,” as defined under the Investment Company Act and interpreted, include securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities. There are different types of government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than those that are insured or guaranteed by the U.S. Treasury.
BELOW INVESTMENT-GRADE (“HIGH-YIELD”) RISK
Below investment-grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment-grade standing. Below investment-grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and

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interest obligations. These securities may be subject to greater price volatility due to such factors as corporate developments, interest rate sensitivity, negative perceptions of the high-yield markets generally and limited secondary market liquidity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.
The market values of high-yield, fixed income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high-yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers’ inability to meet specific projected business forecasts. These below investment-grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high-yield bond market and investor perceptions regarding lower rated securities, whether or not based on the Funds’ fundamental analysis, may depress the prices for such securities.
Since investors generally perceive that there are greater risks associated with below investment-grade securities of the type in which the Funds invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility.
Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s net asset value.
The risk of loss from default for the holders of high-yield, fixed income securities is significantly greater than is the case for holders of other debt securities because such high-yield, fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.
The secondary market for high-yield, fixed income securities is dominated by institutional investors, including mutual fund portfolios, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher rated securities. In addition, the trading volume for high-yield, fixed income securities is generally lower than that of higher rated securities and the secondary market for high-yield, fixed income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund’s ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund’s net asset value. A less liquid secondary market may also make it more difficult for a Fund to obtain precise valuations of the high-yield securities in its portfolio.
Federal legislation could adversely affect the secondary market for high-yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.
Below investment-grade or high-yield, fixed income securities also present risks based on payment expectations. High-yield, fixed income securities frequently contain “call” or “buy-back” features, which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, a Fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors. A Fund may also incur additional expenses to the extent that it is required to seek recovery upon default in the payment of principal or interest on a portfolio security.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of below investment-grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as preliminary indicators of investment quality. Investments in below investment-grade and comparable unrated obligations will be more dependent on the Subadviser’s credit analysis than would be the case with investments in investment-grade debt obligations. The Subadvisers employs their own credit research and analysis, which may include a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the

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current trend of earnings. The Subadvisers continually monitors the investments in each Fund’s portfolio and evaluates whether to dispose of or to retain below investment-grade and comparable unrated securities whose credit ratings or credit quality may have changed.
There are special tax considerations associated with investing in bonds, including high-yield bonds, structured as zero coupon or payment-in-kind securities. For example, a Fund is required to report the accrued interest on these securities as current income each year even though it may receive no cash interest until the security’s maturity or payment date. The Fund may be required to sell some of its assets to obtain cash to distribute to shareholders in order to satisfy the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to such accrued interest. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.
DERIVATIVE INSTRUMENTS
Each Fund (except Harbor Money Market Fund) may use derivatives for any of the following purposes:
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To hedge against adverse changes in the market value of securities held by or to be bought for the Fund. These changes may be caused by changing stock market prices or currency exchange rates.
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As a substitute for purchasing or selling securities or foreign currencies.
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To manage the duration of a Fixed Income Fund’s fixed income portfolio
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In non-hedging situations, to attempt to profit from anticipated market developments.
In general, a derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index, or other asset. Examples of derivatives are futures contracts, options, forward contracts, hybrid instruments, swaps, caps, collars and floors.
Even a small investment in certain types of derivatives can have a big impact on a Fund’s portfolio interest rate, stock market or currency exposure. Therefore, using derivatives can disproportionately increase a Fund’s portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as expected to changes in the value of the Fund’s portfolio holdings. If a Fund invests in a derivative instrument, it seeks to manage its derivative position by segregating enough cash or liquid securities that when combined with the value of the position will equal the value of the asset it represents.
Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also can make a Fund’s portfolio less liquid and harder to value, especially in declining markets. In addition, government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Beginning on August 19, 2022, the Funds will be required to comply with a new SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. The implementation of the rule’s requirements may increase the cost of a Fund’s investments and cost of doing business, which would adversely affect investors.
ESG INTEGRATION
A Subadviser’s incorporation of environmental, social and/or governance (“ESG”) considerations in its investment process may cause it to make different investments for a Fund than funds that have a similar investment universe and/or investment style but that do not incorporate such considerations in their investment strategy or processes. As a result, a Fund may forego opportunities to buy certain securities when it might otherwise be advantageous to do so or sell securities when it might be otherwise disadvantageous for it to do so. Additionally, the Fund’s relative investment performance may be affected depending on whether such investments are in or out of favor with the market.
A Subadviser is dependent on available information to assist in the social evaluation process, and, because there are few generally accepted standards to use in evaluation, the process employed for a Fund may differ from processes employed for other funds.
A Fund may seek to identify companies that reflect certain ESG considerations, but investors may differ in their views of what constitutes positive or negative ESG-related outcomes. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor.
OPERATIONAL RISKS
An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, cybersecurity breaches, changes in personnel and errors caused by third-party service providers. These errors or failures as well as other technological issues may adversely affect a Fund’s ability to calculate its net asset value in a timely manner, including over a potentially extended period, or may otherwise adversely affect a Fund and its shareholders.

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While each Fund seeks to minimize such events through controls and oversight, there may still be failures that could causes losses to a Fund. In addition, similar incidents affecting issuers of securities held by a Fund may negatively impact Fund performance.

Non-Principal Investments
In addition to the investment strategies described in this Prospectus, the Funds may also make other types of investments, and, therefore, may be subject to other risks.  For additional information about the Funds, their investments and related risks, please see the Funds’ Statement of Additional Information.
TEMPORARY DEFENSIVE POSITIONS
A Fund may temporarily depart from its normal investment policies and strategies when the Subadviser and/or Adviser, as applicable, believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, a Fund may invest beyond its normal limits (if applicable) in derivatives or exchange traded funds that are consistent with the Fund’s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one Subadviser to another or receives large cash flows that it cannot prudently invest immediately.
In addition, a Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Portfolio Turnover
The Funds do not expect to engage in frequent trading to achieve their principal investment strategies. The high portfolio turnover for Harbor Core Plus Fund (formerly, Harbor Bond Fund) in the most recent fiscal year was a result of the prior subadviser’s approach to managing the Fund. Harbor Core Plus Fund is not expected to engage in frequent trading under the current Subadviser. The high portfolio turnover for Harbor Disruptive Innovation Fund in the most recent fiscal year resulted from the repositioning of the Fund’s portfolio in connection with the change in Subadviser that occurred in September 2021. The high portfolio turnover for Harbor High-Yield Bond Fund in the most recent fiscal year resulted from the rebalancing of the Fund’s portfolio to manage risk in connection with the activity that occurred in the primary market for high-yield bonds. The high portfolio turnover for Harbor Overseas Fund in the most recent fiscal year resulted from enhancements to the risk management approach for the account by the Subadviser. Active and frequent trading in the Fund’s portfolio may lead to the realization and distribution to shareholders of higher capital gains, which would increase the shareholders’ tax liability. Frequent trading also increases transaction costs, which could detract from the Fund’s performance. A portfolio turnover rate greater than 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the previous one-year period.

Portfolio Holdings Disclosure Policy
Each Fund’s full portfolio holdings (except Harbor Money Market Fund) are published quarterly on the 15th day following quarter end on harborcapital.com and Harbor Money Market Fund’s full portfolio holdings are published monthly on the 5th business day following each month end. In addition, the Funds’ top ten portfolio holdings as a percent of its total net assets will be published quarterly on the 10th day following quarter end on harborcapital.com. This information is available on Harbor Funds’ website for the entire quarter.
Additional information about Harbor Funds’ portfolio holdings disclosure policy is available in the Statement of Additional Information.

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The Adviser

Harbor Capital Advisors, Inc.
Harbor Capital Advisors, Inc. (“Harbor Capital” or the “Adviser”) is the investment adviser to Harbor Funds. The Adviser, located at 111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606-4302, is a wholly owned subsidiary of ORIX Corporation (“ORIX”), a global financial services company based in Tokyo, Japan. ORIX provides a range of financial services to corporate and retail customers around the world, including financing, leasing, real estate and investment banking services. The stock of ORIX trades publicly on both the New York (through American Depositary Receipts) and Tokyo Stock Exchanges.
The combined assets of Harbor Funds and the other products managed by the Adviser were approximately $63.6 billion as of December 31, 2021.
The Adviser may manage funds directly or employ a “manager-of-managers” approach in selecting and overseeing Subadvisers. The Adviser makes day-to-day investment decisions with respect to each fund that it directly manages. In the case of subadvised funds, the Adviser evaluates and allocates each Harbor fund’s assets to one or more Subadvisers. Discretionary Subadvisers are responsible for the day-to-day management of the assets of the Harbor funds allocated to them. For Harbor funds that employ one or more non-discretionary Subadvisers, the Adviser will make day-to-day investment decisions with respect to each such fund to implement model portfolios provided by the non-discretionary Subadvisers. Subject to the approval of the Board of Trustees, the Adviser establishes, and may modify whenever deemed appropriate, the investment strategy of each Fund. The Adviser also is responsible for overseeing each Subadviser and recommending the selection, termination and replacement of Subadvisers.
The Adviser also:
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Seeks to ensure quality control in each Subadviser’s investment process with the objective of adding value compared with returns of an appropriate risk and return benchmark.
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Monitors and measures risk and return results against appropriate benchmarks and recommends whether a Subadviser should be retained or changed.
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Focuses on cost control.
In order to more effectively manage the Funds, Harbor Funds and the Adviser have been granted an order from the Securities and Exchange Commission (“SEC”) permitting the Adviser, subject to the approval of the Board of Trustees, to select Subadvisers not affiliated with the Adviser to serve as portfolio managers for the Harbor funds, and to enter into new subadvisory agreements and to materially modify existing subadvisory agreements with such unaffiliated subadvisers, all without obtaining shareholder approval.
In addition to its investment management services, the Adviser administers Harbor Funds' business affairs. The Adviser has agreed to contractually reduce its advisory fee and/or limit the total operating expenses, excluding interest expense (if any), of Harbor Capital Appreciation Fund, Harbor Convertible Securities Fund, Harbor Core Bond Fund, Harbor Core Plus Fund, Harbor Diversified International All Cap Fund, Harbor Emerging Markets Equity Fund, Harbor Focused International Fund, Harbor Global Leaders Fund, Harbor High-Yield Bond Fund, Harbor International Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Fund, Harbor Mid Cap Value Fund, Harbor Money Market Fund, Harbor Overseas Fund and Harbor Strategic Growth Fund until February 23, 2023, as disclosed in each Fund’s “Fund Summary” section.  The Actual Advisory Fee Paid, as shown in the table below, is for the fiscal year ended October 31, 2021. The Adviser pays a subadvisory fee to each Subadviser out of its own assets. The Funds are not responsible for paying any portion of the subadvisory fee to a Subadviser.

100

The Adviser

Annual Advisory Fee Rates
(annual rate based on the Fund’s average net assets)
	Actual Advisory Fee Paid	Contractual Advisory Fee
Harbor Capital Appreciation Fund	0.54%	0.60%[a]
Harbor Convertible Securities Fund	0.60	0.65[b]
Harbor Core Bond Fund	0.34	0.23[c]
Harbor Core Plus Fund[1]	0.46	0.25[d]
Harbor Disruptive Innovation Fund	0.72	0.70[e]
Harbor Diversified International All Cap Fund	0.74	0.75
Harbor Emerging Markets Equity Fund	0.85	0.85
Harbor Focused International Fund	0.75	0.75
Harbor Global Leaders Fund	0.70	0.75[f]
Harbor High-Yield Bond Fund	0.51	0.60[g]
Harbor International Fund	0.75
Up to $12 billion		0.75
In excess of $12 billion		0.65
Harbor International Growth Fund	0.75	0.75
Harbor International Small Cap Fund	0.85	0.85
Harbor Large Cap Value Fund	0.60
Up to $4 billion		0.60
In excess of $4 billion		0.55
Harbor Mid Cap Fund	0.75	0.75
Harbor Mid Cap Value Fund	0.74	0.75[h]
Harbor Money Market Fund	0.02	0.20[i]
Harbor Overseas Fund	0.75	0.75
Harbor Small Cap Growth Fund	0.75	0.75
Harbor Small Cap Value Fund	0.75	0.75
Harbor Strategic Growth Fund	0.60	0.60
a
The Adviser has contractually agreed to reduce the management fee to 0.56% on assets between $5 billion and $10 billion, 0.54% on assets between $10 billion and $20 billion and 0.53% on assets over $20 billion through February 28, 2023.
b
The Adviser has contractually agreed to reduce the management fee to 0.60% through February 28, 2023.
c
The contractual management fee was reduced from 0.34% to 0.23% effective December 1, 2021.
d
The contractual management fee was reduced from 0.48% to 0.25% effective February 2, 2022.
e
The contractual management fee was reduced from 0.75% to 0.70% effective September 1, 2021. The Adviser has contractually agreed to limit the Fund’s operating expenses, excluding initerest expense (if any) to 0.50%, 0.58%, 0.83%, and 0.94% for the Retirement Class, Institutional Class, Administrative Class and Investor Class, respectively, through August 31, 2022. Only the Fund’s Board of Trustees may modify or terminate this agreement.
f
The Adviser has contractually agreed to waive 0.05% of its management fee through February 28, 2023.
g
The Adviser has contractually agreed to reduce the management fee to 0.508% through February 28, 2023.
h
The Adviser has contractually agreed to reduce the management fee to 0.70% on assets between $350 million and $1 billion and 0.65% on assets over $1 billion through February 28, 2023.
i
The Adviser has contractually agreed to reduce the management fee to 0.18% through February 28, 2023.
1
On February 2, 2022, the name of the fund was changed from Harbor Bond Fund to Harbor Core Plus Fund.
A discussion of the factors considered by the Board of Trustees when approving the investment advisory and investment subadvisory agreements of the Funds is available in the Funds' most recent semi-annual report to shareholders (for the six-month period ended April 30). A discussion of the factors considered by the Board of Trustees when approving the investment advisory and subadvisory agreements for Harbor Disruptive Innovation Fund is available in the Funds' annual report to shareholders dated October 31, 2021. A discussion of the factors considered by the Board of Trustees when approving the subadvisory agreement for Harbor Core Plus Fund will be available in the Funds' next semi-annual report to shareholders.
From time to time, the Adviser or its affiliates may invest “seed” capital in a Fund, typically to enable a Fund to commence investment operations and/or achieve sufficient scale. The Adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a Fund.

101

The Adviser

Portfolio Management
The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares in the Funds.

Harbor Disruptive Innovation Fund (formerly, Harbor Mid Cap Growth Fund)
Harbor Capital Advisors, Inc. (“Harbor Capital”), located at 111 S. Wacker Drive, 34th Floor, Chicago, IL 60606, serves as Adviser to Harbor Disruptive Innovation Fund. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Harbor Capital manages the Fund’s assets based upon model portfolios provided by multiple non-discretionary subadvisers.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Spenser P. Lerner, CFA	September 2021
Mr. Lerner joined Harbor Capital in 2020 and is
the Head of Multi-Asset Solutions, a Managing
Director and Portfolio Manager. Prior to joining
Harbor Capital, Mr. Lerner was a Vice President of
Equity and Quantitative Investment Research and
Equity Manager Research for JP Morgan Asset
Management. Before that, he worked as a Research,
Portfolio Management and Quantitative Investment
Strategy Associate for JP Morgan Asset Management.
Mr. Lerner began his investment career in 2009.

Kristof Gleich, CFA	September 2021
Mr. Gleich joined Harbor Capital in 2018 and is
President & CIO. Prior to joining Harbor Capital,
Mr. Gleich was a Managing Director and Global
Head of Manager Selection at JP Morgan Chase &
Co. Before that, he served as a fund manager with
Architas. Mr. Gleich began his investment career
in 2004.

102

The Subadvisers

Portfolio Management
The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares in the Funds. For those Subadvisers that utilize an investment committee to make investment decisions for a Fund, additional information about the operation of the investment committee is set forth below.

Harbor Capital Appreciation Fund
Jennison Associates LLC (“Jennison”), located at 466 Lexington Avenue, New York, NY 10017, serves as Subadviser to the Fund. The Fund’s portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Spiros “Sig” Segalas	1990
Mr. Segalas founded Jennison in 1969 and is the President and
Chief Investment Officer. He also serves as a Portfolio Manager of Jennison. Mr. Segalas began his investment career as a Research
Analyst with Bankers Trust Company in 1960.

Kathleen A. McCarragher	2013
Ms. McCarragher joined Jennison in 1998 and serves as a
Managing Director, the Head of Growth Equity, and a Large
Cap Growth Equity Portfolio Manager. Prior to joining Jennison,
Ms. McCarragher was a Managing Director and the Director
of Large Cap Growth Equities at Weiss, Peck & Greer. Prior
to that, she held various roles at State Street Research &
Management. Ms. McCarragher began her investment career
in 1982.

Blair A. Boyer	2019
Mr. Boyer joined Jennison in 1993 and serves as Managing
Director, Co-Head of Large Cap Growth Equity. Mr. Boyer
co-managed international equity portfolios at Jennison for 10 years before joining the Growth Equity team in 2003. Prior to joining Jennison, Mr. Boyer held various investment roles at
Bleichroeder. Mr. Boyer began his investment career in 1983.

Natasha Kuhlkin, CFA	2019
Ms. Kuhlkin joined Jennison in 2004 and serves as Managing
Director and a Large Cap Growth Equity Portfolio Manager
and Research Analyst. Prior to joining Jennison, Ms. Kuhlkin was an Equity Research Analyst at Palisade Capital Management.
Prior to that, she was an Analyst with Evergreen Investment
Management. Ms. Kuhlkin began her investment career in 1998.

103

The Subadvisers

Harbor Convertible Securities Fund
Shenkman Capital Management, Inc. (“Shenkman Capital”), located at 461 Fifth Avenue, 22nd Floor, New York, NY 10017, serves as Subadviser to Harbor Convertible Securities Fund. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Shenkman Capital employs a team approach in managing the Fund. Mr. Shenkman and Mr. Slatky are the Co-Chief Investment Officers of the firm and have responsibility for setting strategies and direction with respect to the firm’s investment operations.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Mark R. Shenkman	2011
Mr. Shenkman founded Shenkman Capital in 1985 and is the
President at the firm. Prior to founding Shenkman Capital, he was the President and CIO at First Investors Asset Management.
He was also the Co-Manager of High Yield at Lehman Brothers
Kuhn Loeb where he established one of Wall Street’s earliest departments dedicated to the research, selling and trading of high yield securities. Prior to this he was a Security Analyst and Portfolio Manager at Fidelity Management & Research
Company. Mr. Shenkman began his investment career in 1969.

Justin W. Slatky	2017
Mr. Slatky joined Shenkman Capital in 2011 and is a Executive
Vice President, Chief Investment Officer and a Senior Portfolio
Manager. Prior to joining Shenkman Capital, he was Co-Head
and Managing Director of the High Yield Distressed Bond
business at Goldman Sachs. Mr. Slatky began his investment
career in 1999 as a High-Yield Analyst at Credit Suisse First
Boston.

Jordan N. Barrow, CFA	2016
Mr. Barrow joined Shenkman Capital in 2004 and is a Senior
Vice President and Portfolio Manager. He has over 17 years
of leveraged finance investing experience. Mr. Barrow has
experience managing portfolios since 2011 for the Shenkman
Capital’s High Yield, Short Duration, and Convertible strategies.
He started his career as a high yield research analyst specializing in Healthcare in 2004 and has also covered Retail, Technology and Service Industries.

Thomas Whitley, CFA	2019
Mr. Whitley joined Shenkman Capital in 2008 and is a Vice
President and Portfolio Manager. Prior to joining Shenkman
Capital, he spent time as a Research Assistant at Chapdelaine
Institutional Equities and an Associate at Moody’s Investor
Service. Mr. Whitley began his investment career in 2006.

104

The Subadvisers

Harbor Core Bond Fund
Income Research + Management (“IR+M”), located at 100 Federal Street, Boston, MA 02110, serves as Subadviser to Harbor Core Bond Fund. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Investment decisions for the Fund are made by the Investment Committee. IR+M lists the following Investment Committee members, who are also senior members of the investment team, as having ultimate management responsibilities for the Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
William A. O’Malley, CFA	2018
Mr. O’Malley joined IR+M in 1994 and serves as the firm’s Chief
Executive Officer, Co-Chief Investment Officer, and Senior
Portfolio Manager. He is also member of the Board of Trustees.
Prior to joining IR+M, Mr. O’Malley was a Vice President at
Wellington Management Company, LLP. Before joining
Wellington, he worked at The Vanguard Group and in Morgan
Stanley’s Fixed Income Division. Mr. O’Malley began his
investment career in 1988.

James E. Gubitosi, CFA	2018
Mr. Gubitosi joined IR+M in 2007 and serves as the firm’s
Co-Chief Investment Officer and Senior Portfolio Manager. Prior
to joining IR+M, he was a Senior Analyst at Financial Architects
Partners. Mr. Gubitosi began his investment career in 2004.

Bill O’Neill, CFA	2018	Mr. O’Neill joined IR+M in 2004 and is a Principal and Senior Portfolio Manager. Prior to joining IR+M, he was a Trader at Investors Bank and Trust. Mr. O’Neill began his investment career in 2000.
Jake Remley, CFA	2018
Mr. Remley joined IR+M in 2004 and is a Principal and Senior
Portfolio Manager. Prior to joining IR+M, he was an associate with Lehman Brothers Holdings. Mr. Remley began his
investment career in 2001.

Matt Walker, CFA	2018
Mr. Walker joined IR+M in 2007 and is a Senior Portfolio
Manager. Prior to joining IR+M, he was a Fixed Income
Operations Representative at State Street Corporation. Mr. Walker
began his investment career in 2003.

Rachel Campbell	2018
Ms. Campbell joined IR+M in 2009 and is a Portfolio Manager
and the Director of Securitized Research. Prior to joining IR+M, she was a Junior Risk Analyst at Cypress Tree Investment
Management. Ms. Campbell began her investment career in 2006.

Harbor Core Plus Fund (formerly, Harbor Bond Fund)
Income Research + Management (“IR+M”), located at 100 Federal Street, Boston, MA 02110, serves as Subadviser to Harbor Core Plus Fund. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Investment decisions for the Fund are made by the Investment Committee. IR+M lists the following Investment Committee members, who are also senior members of the investment team, as having ultimate management responsibilities for the Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
William A. O’Malley, CFA	2022
Mr. O’Malley joined IR+M in 1994 and serves as the firm’s Chief
Executive Officer, Co-Chief Investment Officer, and Senior
Portfolio Manager. He is also member of the Board of Trustees.
Prior to joining IR+M, Mr. O’Malley was a Vice President at
Wellington Management Company, LLP. Before joining
Wellington, he worked at The Vanguard Group and in Morgan
Stanley’s Fixed Income Division. Mr. O’Malley began his
investment career in 1988.

105

The Subadvisers

Harbor Core Plus Fund (formerly, Harbor Bond Fund) — continued
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
James E. Gubitosi, CFA	2022
Mr. Gubitosi joined IR+M in 2007 and serves as the firm’s
Co-Chief Investment Officer and Senior Portfolio Manager. Prior
to joining IR+M, he was a Senior Analyst at Financial Architects
Partners. Mr. Gubitosi began his investment career in 2004.

Bill O’Neill, CFA	2022	Mr. O’Neill joined IR+M in 2004 and is a Principal and Senior Portfolio Manager. Prior to joining IR+M, he was a Trader at Investors Bank and Trust. Mr. O’Neill began his investment career in 2000.
Jake Remley, CFA	2022
Mr. Remley joined IR+M in 2004 and is a Principal and Senior
Portfolio Manager. Prior to joining IR+M, he was an associate with Lehman Brothers Holdings. Mr. Remley began his
investment career in 2001.

Matt Walker, CFA	2022
Mr. Walker joined IR+M in 2007 and is a Senior Portfolio
Manager. Prior to joining IR+M, he was a Fixed Income
Operations Representative at State Street Corporation. Mr. Walker
began his investment career in 2003.

Rachel Campbell	2022
Ms. Campbell joined IR+M in 2009 and is a Portfolio Manager
and the Director of Securitized Research. Prior to joining IR+M, she was a Junior Risk Analyst at Cypress Tree Investment
Management. Ms. Campbell began her investment career in 2006.

Harbor Disruptive Innovation Fund (formerly, Harbor Mid Cap Growth Fund)
Each of the Subadvisers below provides model portfolios to the Adviser, which is responsible for the day-to-day investment decision making for Harbor Disruptive Innovation Fund.
■
4BIO Partners LLP, located at 78 Pall Mall, London SW1Y 5ES, United Kingdom, provides a model portfolio to the Adviser, which the Adviser implements at its discretion with respect to a portion of the assets of the Fund.
■
NZS Capital, LLC, located at 1437 Larimer Street, Suite 200, Denver CO 80202, provides a model portfolio to the Adviser, which the Adviser implements at its discretion with respect to a portion of the assets of the Fund.
■
Sands Capital Management, LLC, located at 1000 Wilson Boulevard, Suite 3000, Arlington, VA 22209, provides a model portfolio to the Adviser, which the Adviser implements at its discretion with respect to a portion of the assets of the Fund.
■
Tekne Capital Management, LLC, located at 509 Madison Avenue, New York, NY 10022, provides a model portfolio to the Adviser, which the Adviser implements at its discretion with respect to a portion of the assets of the Fund.
■
Westfield Capital Management Company, L.P., located at One Financial Center, 23rd Floor, Boston, MA 02111, provides a model portfolio to the Adviser, which the Adviser implements at its discretion with respect to a portion of the assets of the Fund.

Harbor Diversified International All Cap Fund
Marathon Asset Management Limited (“Marathon-London”), located at Orion House, 5 Upper St. Martin’s Lane, London, WC2H 9EA, England, serves as Subadviser to Harbor Diversified International All Cap Fund. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Marathon-London employs a team approach, in which the investment team is organized along regional lines and each portfolio manager is allocated his own distinct portion of assets within the Fund’s portfolio

106

The Subadvisers

Harbor Diversified International All Cap Fund — continued
to manage independently of the other portfolio managers. Mr. Ostrer and Mr. Arah are jointly responsible for determining the regional allocation.
REGIONAL FOCUS	PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Europe	Neil M. Ostrer Since 2015
Mr. Ostrer co-founded Marathon-London in 1986. Prior to that he worked at Carnegie International as a Director of International
Sales. Mr. Ostrer began his investment career at G.T.
Management, where he began managing the G.T. European
Unit Trust before he was appointed Director, G.T. Management
UK. Mr. Ostrer began his investment career in 1981.

	Charles Carter Since 2015	Mr. Carter joined Marathon-London in 1998 and is a Portfolio Manager focusing on investments in Europe. Mr. Carter began his investment career 1989.
	Nick Longhurst Since 2015	Mr. Longhurst joined Marathon-London in 2003 and is a Portfolio Manager focusing on investments in Europe. Mr. Longhurst began his investment career in 1994.
Japan	William J. Arah Since 2015
Mr. Arah co-founded Marathon-London in 1986 and has
managed assets at Marathon-London since 1987. Previously,
he was employed at Rowe and Pitman and at Goldman Sachs
based in Tokyo. Mr. Arah began his investment career in 1982.

Simon Somerville Since 2016
Mr. Somerville joined Marathon-London in 2016 and is a Japan
Equity Portfolio Manager.  Previously, he worked for Jupiter
Asset Management as Strategy Head, Head of Pan Asian Equities
and Co-Head of Asian Equities. Prior to that he worked for
Cazenove Fund Management as Head of Global and Japan
Equities. Mr. Somerville began his investment career in 1990.

Emerging Markets	Alex Duffy Since 2021
Mr. Duffy joined Marathon-London in 2021 and is an Emerging
Markets Portfolio Manager.  Prior to joining Marathon-London, he worked at Fidelity International where he was a Portfolio
Manager of Global Emerging Markets.  Mr. Duffy began his
investment career in 2004.

Asia Pacific ex Japan	Justin Hill Since 2021
Mr. Hill joined Marathon-London in 2021 and is a Portfolio
Manager covering Asia Pacific ex Japan. Prior to joining
Marathon-London, he worked at BP Investment Management
where he was a Senior Portfolio Manager. Prior to that he worked at Pictet Asset Management as a Senior Investment Manager.
Mr. Hill began his investment career in 1996.

North America	Robert Anstey, CFA Since 2015
Mr. Anstey joined Marathon-London in 2014 and is a North
American Equity Portfolio Manager. Previously, he was Head
of U.S. Equities at Hermes Fund Managers Ltd. Prior to that
he worked at Bear Stearns as the U.S. Equity Sales Director
as well as on the U.S. Equity Sales team at private bank Brown
Brothers Harriman. Mr. Anstey began his investment career
in 1994.

Harbor Emerging Markets Equity Fund
Marathon Asset Management Limited (“Marathon-London”), located at Orion House, 5 Upper St. Martin’s Lane, London, WC2H 9EA, England, serves as Subadviser to Harbor Emerging Markets Equity Fund. The portfolio manager is responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Alex Duffy	2021
Mr. Duffy joined Marathon-London in 2021 and is an Emerging
Markets Portfolio Manager.  Prior to joining Marathon-London, he worked at Fidelity International where he was a Portfolio
Manager of Global Emerging Markets.  Mr. Duffy began his
investment career in 2004.

107

The Subadvisers

Harbor Focused International Fund
Comgest Asset Management International Limited (“CAMIL”), located at 46 St. Stephen’s Green, Dublin 2, Ireland, serves as Subadviser to Harbor Focused International Fund. CAMIL manages Harbor Focused International Fund using investment advice and research resources of its affiliated advisers which are not registered in the U.S., including without limitation, Comgest S.A., based in Paris, France. Each such affiliate has entered into a Memorandum of Understanding with CAMIL pursuant to which such affiliate is considered a “Participating Affiliate” of CAMIL, as that term is used in relief granted by the staff of the SEC permitting U.S.-registered investment advisers to use portfolio management and other resources of unregistered advisory affiliates subject to the supervision of a registered adviser.
The Subadviser’s Global Equity Investment Team, which is comprised of the portfolio managers listed below, is jointly and primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Laure Négiar, CFA	2019
Ms. Négiar joined Comgest in 2010 and is an Analyst and Portfolio
Manager in the Global equity team. Before joining Comgest,
Ms. Négiar worked at BNP Paribas Equities & Derivatives in
Paris and London, and prior to that worked in several roles
within the U.S. government. Ms. Négiar began her investment
career in 2008.

Zak Smerczak, CFA	2019
Mr. Smerczak joined Comgest in 2016 and is an Analyst and
Portfolio Manager in the Global equity team. Prior to joining
Comgest, he held the position of Analyst/Portfolio Manager
for Polar Capital Holdings within the firm’s global multi-asset income strategy. Mr. Smerczak spent time at Mirabaud Asset
Management where he worked as an Analyst covering global
equities. Mr. Smerczak began his investment career in 2006 at
Deloitte in London, initially in Assurance & Advisory Services before moving to Transaction Services, where he was responsible for operational and financial due diligence.

Alexandre Narboni	2019
Mr. Narboni joined Comgest in 2009, initially within the firm’s
US equity team before moving to the Global equity team in
2018 where he is today an Analyst and Portfolio Manager. Before joining Comgest, Mr. Narboni worked in New York, first in
asset-backed securities at Société Générale from 2005 to 2007 and then as a hedge fund credit Analyst at HSBC. Mr. Narboni began his investment career in 2005.

Richard Mercado, CFA	2019
Mr. Mercado joined Comgest in 2019 and is an Analyst and
Portfolio Manager in the Global equity team. Before joining
Comgest, Mr. Mercado worked in London as a Senior Portfolio
Manager responsible for a North American equities fund with
USS Investment Management and prior to that, as a Director
and Global Equities Portfolio Manager with F&C Investments.
From 2001 to 2008 he worked in Australia, with Capital Partners as an Investment Analyst and with AMP Capital Investors as
an Investment Strategist. Mr. Mercado began his investment
career in 2001.

Harbor Global Leaders Fund
Sands Capital Management, LLC (“Sands Capital”), located at 1000 Wilson Boulevard, Suite 3000, Arlington, VA 22209, serves as Subadviser to Harbor Global Leaders Fund. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Sunil H. Thakor, CFA	2017
Mr. Thakor joined Sands Capital in 2004 and is a Senior Portfolio
Manager, and Research Analyst. Prior to joining Sands Capital, he was an Associate & Analyst at Charles River Associates, Inc.
Mr. Thakor began his investment career in 1999.

108

The Subadvisers

Harbor Global Leaders Fund — continued
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Michael F. Raab, CFA	2019
Mr. Raab joined Sands Capital in 2007 and is a Portfolio Manager,
Senior Research Analyst, and Associate Director of Research.
Prior to joining Sands Capital, he was an Analyst at SNL
Financial. Mr. Raab began his investment career in 2006.

Harbor High-Yield Bond Fund
Shenkman Capital Management, Inc. (“Shenkman Capital”), located at 461 Fifth Avenue 22nd Floor, New York, NY 10017, serves as Subadviser to Harbor High-Yield Bond Fund. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Shenkman Capital employs a team approach in managing the Fund. Mr. Shenkman and Mr. Slatky are the Co-Chief Investment Officers of the firm and have responsibility for setting strategies and direction with respect to the firm’s investment operations.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Mark R. Shenkman	2002
Mr. Shenkman founded Shenkman Capital in 1985 and is the
President at the firm. Prior to founding Shenkman Capital, he was the President and CIO at First Investors Asset Management.
He was also the Co-Manager of High Yield at Lehman Brothers
Kuhn Loeb where he established one of Wall Street’s earliest departments dedicated to the research, selling and trading of high yield securities. Prior to this he was a Security Analyst and Portfolio Manager at Fidelity Management & Research
Company. Mr. Shenkman began his investment career in 1969.

Justin W. Slatky	2012
Mr. Slatky joined Shenkman Capital in 2011 and is a Executive
Vice President, Chief Investment Officer and a Senior Portfolio
Manager. Prior to joining Shenkman Capital, he was Co-Head
and Managing Director of the High Yield Distressed Bond
business at Goldman Sachs. Mr. Slatky began his investment
career in 1999 as a High-Yield Analyst at Credit Suisse First
Boston.

Eric Dobbin	2012
Mr. Dobbin joined Shenkman Capital in 2006 and is a Senior
Vice President, Portfolio Manager, and Head of Trading. Prior
to joining Shenkman Capital, Mr. Dobbin worked for Merrill
Lynch as Managing Director, Head of High Yield and Distressed
Bond Trading, and prior to that was a Portfolio Manager at
Hamilton Partners. Previously, Mr. Dobbin worked for
Travelers/Smith Barney as a Portfolio Manager and Head of
High Yield Research. Mr. Dobbin began his investment career
as a Manager of Financial Analysis at Allied Signal in 1985.

Robert S. Kricheff	2015
Mr. Kricheff joined Shenkman Capital in 2013 and is a Senior
Vice President, Portfolio Manager, and Global Strategist. Prior
to joining Shenkman Capital, Mr. Kricheff was a Managing
Director and the Head of the Americas High Yield Sector Strategy
for Credit Suisse. Mr. Kricheff began his investment career in
1987.

Neil Wechsler, CFA	2017
Mr. Wechsler joined Shenkman Capital in 2002 and is a Senior
Vice President, Portfolio Manager, and Credit Analyst. Prior
to joining Shenkman Capital, Mr. Wechsler was a Summer
Associate at Goldman Sachs Assets Management, where he
worked on their high yield and investment grade research teams.
Previously, Mr. Wechsler was an Associate at Credit Lyonnais
Securities in their Asset Backed Securities group. Mr. Wechsler began his investment career in 1998 as an Analyst in Duff &
Phelps Credit Rating Co.’s Structured Finance group.

109

The Subadvisers

Harbor High-Yield Bond Fund — continued
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Jordan N. Barrow, CFA	2020
Mr. Barrow joined Shenkman Capital in 2004 and is a Senior
Vice President and Portfolio Manager. He has over 17 years
of leveraged finance investing experience. Mr. Barrow has
experience managing portfolios since 2011 for the Shenkman
Capital’s High Yield, Short Duration, and Convertible strategies.
He started his career as a high yield research analyst specializing in Healthcare in 2004 and has also covered Retail, Technology and Service Industries.

Harbor International Fund
Marathon Asset Management Limited (“Marathon-London”), located at Orion House, 5 Upper St. Martin’s Lane, London, WC2H 9EA, England, serves as Subadviser to Harbor International Fund. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Marathon-London employs a team approach, in which each portfolio manager is allocated their own distinct portion of assets to manage within the Fund’s portfolio. Each portfolio manager selects stocks within their region independently from the other portfolio managers. Mr. Ostrer and Mr. Arah are jointly responsible for determining the allocations to each portfolio manager.
REGIONAL FOCUS	PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Europe	Neil M. Ostrer Since 2018
Mr. Ostrer co-founded Marathon-London in 1986. Prior to that he worked at Carnegie International as a Director of International
Sales. Mr. Ostrer began his investment career at G.T.
Management, where he began managing the G.T. European
Unit Trust before he was appointed Director, G.T. Management
UK. Mr. Ostrer began his investment career in 1981.

	Charles Carter Since 2018	Mr. Carter joined Marathon-London in 1998 and is a Portfolio Manager focusing on investments in Europe. Mr. Carter began his investment career 1989.
	Nick Longhurst Since 2018	Mr. Longhurst joined Marathon-London in 2003 and is a Portfolio Manager focusing on investments in Europe. Mr. Longhurst began his investment career in 1994.
Japan	William J. Arah Since 2018
Mr. Arah co-founded Marathon-London in 1986 and has
managed assets at Marathon-London since 1987. Previously,
he was employed at Rowe and Pitman and at Goldman Sachs
based in Tokyo. Mr. Arah began his investment career in 1982.

Simon Somerville Since 2018
Mr. Somerville joined Marathon-London in 2016 and is a Japan
Equity Portfolio Manager.  Previously, he worked for Jupiter
Asset Management as Strategy Head, Head of Pan Asian Equities
and Co-Head of Asian Equities. Prior to that he worked for
Cazenove Fund Management as Head of Global and Japan
Equities. Mr. Somerville began his investment career in 1990.

Emerging Markets	Alex Duffy Since 2021
Mr. Duffy joined Marathon-London in 2021 and is an Emerging
Markets Portfolio Manager.  Prior to joining Marathon-London, he worked at Fidelity International where he was a Portfolio
Manager of Global Emerging Markets.  Mr. Duffy began his
investment career in 2004.

Asia Pacific ex Japan	Justin Hill Since 2021
Mr. Hill joined Marathon-London in 2021 and is a Portfolio
Manager covering Asia Pacific ex Japan. Prior to joining
Marathon-London, he worked at BP Investment Management
where he was a Senior Portfolio Manager. Prior to that he worked at Pictet Asset Management as a Senior Investment Manager.
Mr. Hill began his investment career in 1996.

110

The Subadvisers

Harbor International Growth Fund
Baillie Gifford Overseas Limited (“Baillie Gifford”), located at Calton Square, 1 Greenside Row, Edinburgh, Scotland, serves as Subadviser to Harbor International Growth Fund. Each of the Portfolio Managers listed below are members of Baillie Gifford Overseas Limited’s International All Cap Portfolio Construction Group, which has the responsibility for making the day-to-day investment decisions for the Fund using a team-based approach. The Portfolio Construction Group includes Portfolio Managers from Baillie Gifford Overseas Limited’s regional equity specialist teams who participate in the investment decision making process across the Fund’s portfolio.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Gerard Callahan	2013
Mr. Callahan joined Baillie Gifford in 1991 and is the Head
of the UK Equity Team. In addition, he is the Chairman
of the International All Cap Portfolio Construction Group.
Mr. Callahan began his investment career in 1991.

Iain Campbell	2013
Mr. Campbell joined Baillie Gifford in 2004. He is Portfolio
Manager on the Japan Equity Team and a member of Baillie
Gifford’s International All Cap Portfolio Construction
Group. He previously served as an Analyst at Goldman
Sachs. Mr. Campbell began his investment career in 2004
and focuses on developed Asian markets.

Joseph M. Faraday, CFA	2013	Mr. Faraday joined Baillie Gifford in 2002 and is a member of the International All Cap Portfolio Construction Group. Mr. Faraday began his investment career in 2002.
Moritz Sitte, CFA	2014
Mr. Sitte joined Baillie Gifford in 2010. He is an Investment
Manager on the European Equity Team and a member of
the International All Cap Portfolio Construction Group.
Mr. Sitte began his investment career in 2010.

Sophie Earnshaw, CFA	2014
Ms. Earnshaw joined Baillie Gifford in 2010. She is an
Investment Manager on the Emerging Markets Equity Team
and a member of the International All Cap Portfolio
Construction Group. Ms. Earnshaw began her investment
career in 2010.

Milena Mileva	May 2022
Ms. Mileva joined Baillie Gifford in 2009. She is an
Investment Manager in the UK Equity Team and will
become a member of the International All Cap Portfolio
Construction Group in April 2022. Ms. Mileva began her
investment career in 2009.

Harbor International Small Cap Fund
Cedar Street Asset Management LLC (“Cedar Street”), located at 455 North Cityfront Plaza Drive, Suite 1710, Chicago, Illinois 60611, serves as Subadviser to Harbor International Small Cap Fund. The portfolio managers of the Fund are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Jonathan P. Brodsky	2019
Mr. Brodsky founded Cedar Street in 2016. Prior to founding
Cedar Street, Mr. Brodsky established the non-U.S. investment practice at Advisory Research, Inc., (“ARI”) a Chicago-based asset management firm, with the two founders of ARI. Prior
to joining ARI in 2004, Mr. Brodsky worked for the U.S. Securities and Exchange Commission’s (“SEC”) Office of International
Affairs, focusing on cross-border regulatory, corporate governance, and enforcement matters. Prior to the SEC, Mr. Brodsky was
an investment banker in corporate finance for JPMorgan
Securities, Inc.  Mr. Brodsky also worked for Ogilvy & Mather in Beijing, China. Mr. Brodsky began his investment career in
2000.

111

The Subadvisers

Harbor International Small Cap Fund — continued
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Waldermar A. Mozes	2019
Mr. Mozes joined Cedar Street in 2016 and is the Director of
Investments, Portfolio Manager, and a Partner. Prior to joining
Cedar Street, Mr. Mozes spent over 7 years at TAMRO Capital
Partners LLC, an Alexandria, VA-based investment adviser
specializing in small cap strategies for institutional investors, where he developed and implemented the international
investment capability. Mr. Mozes’s previous investment experience includes Equity Analyst – International Technology at Artisan
Partners; Associate Analyst – Semiconductors at JMP Securities;
and Equity Analyst Intern at Capital Group all in San Francisco,
CA. Mr. Mozes began his investment career in 2000.

Harbor Large Cap Value Fund
Aristotle Capital Management, LLC (“Aristotle”), located at 11100 Santa Monica Boulevard, Suite 1700, Los Angeles, CA 90025, serves as Subadviser to Harbor Large Cap Value Fund. The portfolio managers are primarily responsible for the day-to-day portfolio management of the Fund. While the team aims for any portfolio decision to be unanimous among the two co-portfolio managers, Mr. Gleicher has ultimate responsibility for portfolio construction and investment decision making for the strategy.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Howard Gleicher, CFA	2012
Mr. Gleicher founded Aristotle in 2006 and is the Chief Executive
Officer and Chief Investment Officer. Prior to founding Aristotle,
Mr. Gleicher co-founded Metropolitan West Capital Management,
LLC and served as the Chief Executive Officer and Chief
Investment Officer. Prior to that he was a Principal, Portfolio
Manager, and Investment Policy Committee member at
Needelman Asset Management, Inc. Mr. Gleicher has also served as an Equity Portfolio Manager at Pacific Investment Management
Company. Mr. Gleicher began his investment career in 1984.

Gregory D. Padilla, CFA	2018
Mr. Padilla joined Aristotle in 2014 and is a member of the
research team. Prior to joining Aristotle, Mr. Padilla was a
Managing Director and Portfolio Manager at Vinik Asset
Management, LP. and Tradewinds Global Investors, LLC. While
at Tradewinds, Mr. Padilla was a key member of the All-Cap
Equity strategy, the Global All-Cap strategy and Global Natural
Resource strategy. Mr. Padilla began his investment career in
2006.

Harbor Mid Cap Fund
EARNEST Partners LLC (“EARNEST Partners”), located at 1180 Peachtree Street NE, Suite 2300, Atlanta, GA 30309, serves as Subadviser to Harbor Mid Cap Fund. The portfolio manager is primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGER	SINCE	PROFESSIONAL EXPERIENCE
Paul E. Viera	2019
Mr. Viera founded EARNEST Partners in 1998 and is the Chief
Executive Officer and a Portfolio Manager. He conceived and
developed Return Pattern Recognition®, the investment
methodology used to screen equities at EARNEST Partners.
Prior to forming EARNEST Partners he was a Global Partner
at Invesco Advisers, Inc. and a senior member of its Investment
Team. Mr. Viera began his investment career in 1985 at Bankers
Trust.

112

The Subadvisers

Harbor Mid Cap Value Fund
LSV Asset Management (“LSV”), located at 155 North Wacker Drive, Suite 4600, Chicago, IL 60606, serves as Subadviser to Harbor Mid Cap Value Fund. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Josef Lakonishok, Ph.D.	2004
Dr. Lakonishok founded LSV in 1994 and is the Chief Executive
Officer and Chief Investment Officer. He heads the research
and investment team at LSV and is involved in all portfolio
management and research functions. Prior to founding LSV,
he was a Professor of Finance at the Johnson Graduate School
of Management at Cornell University. Before that, he held staff and visiting professorships at Tel Aviv University, the University of North Carolina at Chapel Hill, and the University of British
Columbia. Dr. Lakonishok began his investment career in 1976.

Menno Vermeulen, CFA	2004
Menno Vermeulen joined LSV in 1995 and is a Partner and
Portfolio Manager. Prior to joining LSV, he worked at ABP,
the largest pension plan in Europe and one of the largest in the world. Mr. Vermeulen worked closely with Dr. Lakonishok
to apply some of his academic theories initially to the Dutch equity market. Mr. Vermeulen began his investment career in
1993.

Puneet Mansharamani, CFA	2006	Mr. Mansharamani joined LSV in 2000 and is a Partner and Portfolio Manager. Mr. Mansharamani began his investment career in 2000.
Greg Sleight	2015
Mr. Sleight joined LSV in 2006 and is a Partner and Portfolio
Manager. Prior to joining LSV, Mr. Sleight served as a Project
Engineer at Crown Cork & Seal and prior to that he was a
Scientist at The Clorox Co. Mr. Sleight began his investment career in 2006.

Guy Lakonishok, CFA	2015
Mr. Lakonishok joined LSV in 2009 and is a Partner and Portfolio
Manager. Prior to joining LSV, Mr. Lakonishok served as a Vice
President at BlackRock. Mr. Lakonishok began his investment
career in 2002.

Harbor Money Market Fund
BNP Paribas Asset Management USA, Inc.(“BNPP AM US”), located at 200 Park Avenue, 11th Floor, New York, NY 10166, serves as Subadviser to Harbor Money Market Fund. The portfolio manager is primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGER	SINCE	PROFESSIONAL EXPERIENCE
Kenneth J. O’Donnell, CFA	2003
Mr. O’Donnell joined BNPP AM US in 2002 and is the Head
of Short Duration Fixed Income and a Senior Portfolio Manager
for short duration strategies. Prior to joining BNPP AM US,
he worked at Standish Mellon Asset Management where he
held roles in the various segments of the fixed income group, including high yield and securitized trading. Mr. O’Donnell began his investment career in 1998.

113

The Subadvisers

Harbor Overseas Fund
Acadian Asset Management LLC (“Acadian”), located at 260 Franklin Street, Boston, MA 02110, serves as Subadviser to Harbor Overseas Fund. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Brendan O. Bradley, Ph.D.	2019
Mr. Bradley joined Acadian in 2004 and is an Executive Vice
President and Chief Investment Officer. Mr. Bradley has served as Acadian’s Director of Portfolio Management, overseeing
portfolio management policy and was also previously the Director of Acadian’s Managed Volatility Strategies. He is a member of the Acadian Executive Committee. Prior to Acadian, Mr. Bradley
was a Vice President at Upstream Technologies, where he
designed and implemented investment management systems
and worked with asset managers to help them enhance and
implement their investment goals. His professional background also includes work as a Research Analyst and Consultant at
Samuelson Portfolio Strategies. Mr. Bradley began his investment career in 1999.

Ryan D. Taliaferro, Ph.D.	2019
Mr. Taliaferro joined Acadian in 2011 and currently serves as a Senior Vice President and Director of Equity Strategies.
Previously he was the Lead Portfolio Manager for Acadian’s
Managed Volatility Strategies. Prior to joining Acadian,
Mr. Taliaferro was a faculty member at Harvard Business School where he taught corporate finance and asset pricing. Earlier, he was a consultant at the Boston Consulting Group.
Mr. Taliaferro began his investment career in 2011.

Harry Gakidis, Ph.D.	2019
Mr. Gakidis joined Acadian in 2014 and serves as a Senior Vice
President and Lead Portfolio Manager for Core Strategies. Prior
to joining Acadian, Mr. Gakidis worked as a Senior Quantitative
Strategist at Loomis Sayles, where he founded the firm’s
quantitative Strategy Lab and co-managed a U.S. equity long/short strategy. Prior to his work at Loomis Sayles, he was Senior Vice
President, Fixed Income Quantitative Risk and Relative Value
Specialist at Putnam Investments. In this role, Mr. Gakidis built and managed a book of systematic alpha strategies in domestic investment-grade and high-yield credit. Mr. Gakidis began his investment career in 1997.

Harbor Small Cap Growth Fund
Westfield Capital Management Company, L.P. (“Westfield”), located at One Financial Center, 23rd Floor, Boston, MA 02111, serves as Subadviser to Harbor Small Cap Growth Fund. Westfield’s Investment Committee (the “Investment Committee”) is jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Investment decisions for the Fund are made by consensus of the Investment Committee, which is chaired by Mr. Muggia. Although the Investment Committee collectively acts as portfolio manager for the Fund, Westfield lists the following Investment Committee members, based either on seniority or role within the Investment Committee, as having day-to-day management responsibilities for the Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
William A. Muggia	2000
Mr. Muggia joined Westfield in 1994 and is the Chief Executive
Officer, President, and Chief Investment Officer leading the
Investment Committee. Prior to joining Westfield, he worked
in the Technology Investment Banking Group at Alex Brown
& Sons, where his responsibilities included mergers and
acquisitions, restructuring, and spin-offs. Before that, he was a Vice President at Kidder, Peabody & Company. Mr. Muggia
began his investment career in 1983.

114

The Subadvisers

Harbor Small Cap Growth Fund — continued
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Richard D. Lee, CFA	2018
Mr. Lee joined Westfield in 2004 and is a Managing Partner
and Deputy Chief Investment Officer. He has been a member
of the Investment Committee since joining Westfield. Prior to joining Westfield, Mr. Lee held various analyst positions at KL
Financial Group, Wit Soundview Technology Group, Hambrecht
& Quist, LLC, and Smith Barney. Mr. Lee began his investment career in 1994.

Ethan J. Meyers, CFA	2000
Mr. Meyers joined Westfield in 1999 and is a Managing Partner and Director of Research as well as a member of the Investment
Committee. Prior to joining Westfield, Mr. Meyers worked as
a Research Analyst at Johnson Rice & Company LLC. Mr. Meyers
began his investment career in 1996.

John M. Montgomery	2011
Mr. Montgomery joined Westfield in 2006 and is a Managing
Partner, Portfolio Strategist and the Chief Operating Officer as
well as a member of the Investment Committee. Prior to joining
Westfield, Mr. Montgomery was a Managing Director in the
equities division at Lehman Brothers. He has also held equities-
related positions at JP Morgan Securities and Morgan Stanley.
Mr. Montgomery began his investment career at Procter and
Gamble in 1987.

Harbor Small Cap Value Fund
EARNEST Partners LLC, located at 1180 Peachtree Street NE, Suite 2300, Atlanta, GA 30309, serves as Subadviser to Harbor Small Cap Value Fund. The portfolio manager is primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGER	SINCE	PROFESSIONAL EXPERIENCE
Paul E. Viera	2001
Mr. Viera founded EARNEST Partners in 1998 and is the Chief
Executive Officer and a Portfolio Manager. He conceived and
developed Return Pattern Recognition®, the investment
methodology used to screen equities at EARNEST Partners.
Prior to forming EARNEST Partners he was a Global Partner
at Invesco Advisers, Inc. and a senior member of its Investment
Team. Mr. Viera began his investment career in 1985 at Bankers
Trust.

115

The Subadvisers

Harbor Strategic Growth Fund
Mar Vista Investment Partners, LLC (“Mar Vista”), located at 11150 Santa Monica Blvd., Suite 320, Los Angeles, California 90025, serves as Subadviser to the Fund. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
The day-to-day management of the Fund is the responsibility of Mar Vista’s Investment Team, which includes the individuals listed below. The Investment Team meets regularly to make investment decisions for the Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Silas A. Myers, CFA	2017
Mr. Myers co-founded Mar Vista in 2007 and is a majority
shareholder and Portfolio Manager for the firm’s strategic growth and focus strategies. Previously Mr. Myers was both a Portfolio
Manager and Analyst at Roxbury Capital Management. Prior
to that he was an Equity Analyst and Product Specialist at
Hotchkis and Wiley. Mr. Myers began his investment career
as a Vice President and Portfolio Manager at Utendahl Capital
Management in 1990.

Brian L. Massey, CFA	2017
Mr. Massey co-founded Mar Vista in 2007 and is a Partner and
Portfolio Manager. Prior to co-founding Mar Vista, Mr. Massey was both a Portfolio Manager and Analyst, and was Director
of Research at Roxbury Capital Management. Prior to that he
was a Management Consultant at KPMG. Mr. Massey began
his investment career in 1991.

Joshua J. Honeycutt, CFA	2017
Mr. Honeycutt joined Mar Vista in 2009 and is a Partner and
Portfolio Manager. Prior to joining Mar Vista he was an Analyst at Roxbury Capital Management. Prior to that he was an Analyst with Harvey & Company, covering mergers and acquisitions
and an Associate in forensic accounting at Tucker Alan.
Mr. Honeycutt began his investment career in 2000.

Jeffrey B. Prestine	2017
Mr. Prestine joined Mar Vista in 2009 and is a Partner and
Portfolio Manager. Prior to joining Mar Vista he was an Analyst covering technology and energy stocks at Roxbury Capital
Management. Prior to that he was a Technology and Energy
Analyst at Seneca Capital Management. He began his investment career as an Associate Analyst at Prudential Securities in 1999.

116

The Subadvisers

IR+M Aggregate Bond Composite Performance Information
The following table presents the past performance of the IR+M Aggregate Bond Composite (the “IR+M Composite”). IR+M is Subadviser to Harbor Core Bond Fund. The IR+M Composite is comprised of all fee-paying accounts under discretionary management by IR+M that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns include the reinvestment of interest, dividends and any other distributions. IR+M has prepared and presented the historical performance shown for the IR+M Composite (gross) in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. The gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the IR+M Composite or certain other expenses that would be applicable to mutual funds. To calculate the performance of the IR+M Composite net of expenses, the Adviser applied the net Fund operating expenses payable by the Retirement and Institutional Classes of shares of the Fund for the fiscal year ended October 31, 2021, as applicable, as disclosed in the “Total Annual Fund Operating Expenses After Expense Reimbursement” line item of the Fund’s fee table in the Fund Summary section. The net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of IR+M in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.
The historical performance of the IR+M Composite is not that of Harbor Core Bond Fund and is not indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the IR+M Composite. While the accounts comprising the IR+M Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, not all of the accounts currently comprising the IR+M Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to the accounts in the IR+M Composite, they may have had an adverse effect on the performance results of the IR+M Composite. However, IR+M does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

IR+M Aggregate Bond composite*
	Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	3 Years	5 Years	10 Years
IR+M Composite net of Retirement Class expenses	-1.34%	5.50%	3.96%	3.52%
IR+M Composite net of Institutional Class expenses	-1.42	5.42	3.88	3.44
IR+M Composite (gross)	-1.03	5.83	4.29	3.85
Bloomberg U.S. Aggregate Bond Index**	-1.54	4.79	3.57	2.90

	Calendar Year Total Returns for the Periods Ended December 31:
	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
IR+M Composite net of Retirement Class expenses	7.05%	-1.64%	6.76%	0.27%	3.25%	3.65%	-0.23%	8.98%	9.22%	-1.34%
IR+M Composite net of Institutional Class expenses	6.96	-1.72	6.68	0.19	3.17	3.56	-0.31	8.89	9.13	-1.42
IR+M Composite (gross)	7.39	-1.33	7.10	0.59	3.57	3.97	0.09	9.32	9.56	-1.03
Bloomberg U.S. Aggregate Bond Index**	4.21	-2.02	5.97	0.55	2.65	3.54	0.01	8.72	7.51	-1.54

*
This is not the performance of Harbor Core Bond Fund. As of December 31, 2021, the IR+M Composite was composed of 80 accounts, totaling approximately $16.3 billion. The inception date of the IR+M Composite was January 1, 1992.
**
The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

117

The Subadvisers

IR+M Core Plus Composite Performance Information
The following table presents the past performance of the IR+M Core Plus Composite (the “IR+M Composite”). IR+M is Subadviser to Harbor Core Plus Fund. The IR+M Composite is comprised of all accounts under discretionary management by IR+M that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns include the reinvestment of interest, dividends and any other distributions. IR+M has prepared and presented the historical performance shown for the IR+M Composite (gross) in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. The gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the IR+M Composite or certain other expenses that would be applicable to mutual funds. To calculate the performance of the IR+M Composite net of expenses, the Adviser applied the net Fund operating expenses payable by the Institutional and Administrative Classes of shares of the Fund for the fiscal year ended October 31, 2021, as amended and restated, and disclosed in the “Total Annual Fund Operating Expenses After Expense Reimbursement” line item of the Fund’s fee table in the Fund Summary section. The net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of IR+M in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.
The historical performance of the IR+M Composite is not that of Harbor Core Plus Fund and is not indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the IR+M Composite. While the accounts comprising the IR+M Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, not all of the accounts currently comprising the IR+M Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to the accounts in the IR+M Composite, they may have had an adverse effect on the performance results of the IR+M Composite. However, IR+M does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

IR+M CORE PLUS composite*
	Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	3 Years	Since Inception
IR+M Composite net of Institutional Class expenses	-0.27%	6.20%	4.36%
IR+M Composite net of Administrative Class expenses	-0.52	5.93	4.10
IR+M Composite (gross)	0.11	6.60	4.76
Bloomberg U.S. Aggregate Bond Index**	-1.54	4.79	3.42

	Calendar Year Total Returns for the Periods Ended December 31:
	2017***	2018	2019	2020	2021
IR+M Composite net of Institutional Class expenses	1.17%	-0.34%	9.70%	9.47%	-0.27%
IR+M Composite net of Administrative Class expenses	1.07	-0.59	9.43	9.19	-0.52
IR+M Composite (gross)	1.33	0.04	10.12	9.88	0.11
Bloomberg U.S. Aggregate Bond Index**	0.81	0.01	8.72	7.51	-1.54

*
This is not the performance of Harbor Core Plus Fund. As of December 31, 2021, the IR+M Composite was composed of 6 accounts, totaling approximately $469.2 million. The inception date of the IR+M Composite is August 1, 2017.
**
The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
***
For the period of August 1, 2017 through December 31, 2017.

118

The Subadvisers

Marathon-London Emerging Markets Composite Performance Information
The following table presents the past performance of the Marathon-London Emerging Markets Composite (the “Marathon EM Composite”). Marathon-London is Subadviser to Harbor Emerging Markets Equity Fund. The Marathon EM Composite is comprised of all fee-paying accounts under discretionary management by Marathon-London that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns include the reinvestment of interest, dividends and any other distributions and are presented in U.S. dollars. Marathon-London has prepared and presented the historical performance shown for the Marathon EM Composite (gross) in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. The gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the Marathon EM Composite or certain other expenses that would be applicable to mutual funds. To calculate the performance of the Marathon EM Composite net of expenses, the Adviser applied the estimated net Fund operating expenses payable by the Retirement, Institutional, Administrative, and Investor Classes of shares of the Fund for the fiscal year ended October 31, 2021, as disclosed in the “Total Annual Fund Operating Expenses After Expense Reimbursement” line item of the Fund’s fee table, in the Fund Summary section. The net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Marathon-London in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.
The historical performance of the Marathon EM Composite is not that of Harbor Emerging Markets Equity Fund and is not indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the Marathon EM Composite. While the accounts comprising the Marathon EM Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, not all of the accounts currently comprising the Marathon EM Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to the accounts in the Marathon EM Composite, they may have had an adverse effect on the performance results of the Marathon EM Composite. However, Marathon-London does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

marathon EM composite*
	Average Annual Total Returns for the Periods Ended December 31, 2021:
	1 Year	3 Years	5 Years	Since Inception
Marathon EM Composite net of Retirement Class expenses	4.82%	13.18%	11.36%	5.61%
Marathon EM Composite net of Institutional Class expenses	4.74	13.09	11.27	5.53
Marathon EM Composite net of Administrative Class expenses	4.48	12.80	10.99	5.27
Marathon EM Composite net of Investor Class expenses	4.36	12.68	10.87	5.15
Marathon EM Composite (gross)	5.75	14.18	12.35	6.55
MSCI Emerging Markets (ND) Index**	-2.54	10.94	9.88	4.23

	Calendar Year Total Returns for the Periods Ended December 31:
	2013***	2014	2015	2016	2017	2018	2019	2020	2021
Marathon EM Composite net of Retirement Class expenses	7.91%	-9.01%	-17.74%	17.13%	37.60%	-14.14%	25.18%	10.48%	4.82%
Marathon EM Composite net of Institutional Class expenses	7.83	-9.08	-17.81	17.04	37.48	-14.20	25.08	10.39	4.74
Marathon EM Composite net of Administrative Class expenses	7.61	-9.31	-18.01	16.75	37.14	-14.42	24.77	10.11	4.48
Marathon EM Composite net of Investor Class expenses	7.51	-9.41	-18.10	16.62	36.99	-14.51	24.63	9.99	4.36
Marathon EM Composite (gross)	8.70	-8.21	-17.02	18.17	38.81	-13.38	26.29	11.45	5.75
MSCI Emerging Markets (ND) Index**	-2.70	-2.19	-14.92	11.19	37.28	-14.58	18.44	18.31	-2.54

*
This is not the performance of Harbor Emerging Markets Equity Fund. As of December 31, 2021, the Marathon EM Composite was composed of 2 accounts, totaling approximately $513.8 million. The inception date of the Marathon EM Composite was February 28, 2013.
**
The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 25 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
***
For the period from February 28, 2013 through December 31, 2013.

119

The Subadvisers

Comgest Global ex
U.S. Composite Performance Information
The following table presents the past performance of the Comgest Global ex U.S. Equities Composite (the “Comgest Composite”). Comgest is Subadviser to Harbor Focused International Fund. The Comgest Composite is comprised of all fee-paying accounts under discretionary management by Comgest that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns include the reinvestment of interest, dividends and any other distributions and are presented in U.S. dollars. Comgest has prepared and presented the historical performance shown for the Comgest Composite (gross) in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. The gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the Comgest Composite or certain other expenses that would be applicable to mutual funds. To calculate the performance of the Comgest Composite net of expenses, the Adviser applied the net Fund operating expenses payable by the Retirement, Institutional, Administrative and Investor Classes of shares of the Fund for the fiscal year ended October 31, 2021, as applicable, as disclosed in the “Total Annual Fund Operating Expenses After Expense Reimbursement” line item of the Fund’s fee table in the Fund Summary section. The net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Comgest in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.
The historical performance of the Comgest Composite is not that of Harbor Focused International Fund and is not indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the Comgest Composite. While the accounts comprising the Comgest Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, not all of the accounts currently comprising the Comgest Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to all accounts in the Comgest Composite, they may have had an adverse effect on the performance results of the Comgest Composite. However, Comgest does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

COMGEST composite*
	Average Annual Total Returns for the Periods Ended December 31, 2021:
	1 Year	3 Years	5 Years	Since Inception
Comgest Composite net of Retirement Class expenses	6.26%	17.39%	17.16%	12.09%
Comgest Composite net of Institutional Class expenses	6.18	17.30	17.06	12.00
Comgest Composite net of Administrative Class expenses	5.91	17.00	16.77	11.72
Comgest Composite net of Investor Class expenses	5.80	16.87	16.64	11.60
Comgest Composite (gross)	7.08	18.30	18.06	12.96
MSCI All Country World Ex. U.S. (ND) Index**	7.82	13.18	9.61	6.54

	Calendar Year Total Returns for the Periods Ended December 31:
	2012***	2013	2014	2015	2016	2017	2018	2019	2020	2021
Comgest Composite net of Retirement Class expenses	8.03%	22.93%	1.18%	0.22%	1.42%	46.26%	-6.71%	22.99%	23.78%	6.26%
Comgest Composite net of Institutional Class expenses	7.97	22.83	1.10	0.14	1.34	46.14	-6.78	22.89	23.68	6.18
Comgest Composite net of Administrative Class expenses	7.79	22.52	0.85	-0.11	1.08	45.78	-7.02	22.59	23.37	5.91
Comgest Composite net of Investor Class expenses	7.71	22.38	0.74	-0.22	0.97	45.62	-7.12	22.45	23.23	5.80
Comgest Composite (gross)	8.59	23.88	1.97	0.99	2.20	47.39	-5.99	23.94	24.73	7.08
MSCI All Country World Ex. U.S. (ND) Index**	6.72	15.29	-3.87	-5.66	4.50	27.19	-14.20	21.51	10.65	7.82

*
This is not the performance of Harbor Focused International Fund. As of December 31, 2021, the Comgest Composite was composed of 3 accounts, totaling approximately $84.6 million. The inception date of the Comgest Composite was May 1, 2012.
**
The MSCI All Country World Ex. U.S. (ND) Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
***
For the period May 1, 2012 (inception) through December 31, 2012.

120

The Subadvisers

Marathon-London MSCI EAFE Composite Performance Information
The following table presents the past performance of the Marathon-London MSCI EAFE Composite (the “Marathon EAFE Composite”). Marathon-London is Subadviser to Harbor International Fund. The Marathon EAFE Composite is comprised of all fee-paying accounts under discretionary management by Marathon-London that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns include the reinvestment of interest, dividends and any other distributions and are presented in U.S. dollars. Marathon-London has prepared and presented the historical performance shown for the Marathon EAFE Composite (gross) in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. The gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the Marathon EAFE Composite or certain other expenses that would be applicable to mutual funds. To calculate the performance of the Marathon EAFE Composite net of expenses, the Adviser applied the net Fund operating expenses payable by the Retirement, Institutional, Administrative, and Investor Classes of shares of the Fund for the fiscal year ended October 31, 2021, as applicable, as disclosed in the “Total Annual Fund Operating Expenses After Expense Reimbursement” line item of the Fund’s fee table in the Fund Summary section. The net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Marathon-London in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.
The historical performance of the Marathon EAFE Composite is not that of Harbor International Fund and is not indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the Marathon EAFE Composite. While the accounts comprising the Marathon EAFE Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, not all of the accounts currently comprising the Marathon EAFE Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to the accounts in the Marathon EAFE Composite, they may have had an adverse effect on the performance results of the Marathon EAFE Composite. However, Marathon-London does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

marathon EAFE composite*
	Average Annual Total Returns for the Periods Ended December 31, 2021:
	1 Year	3 Years	5 Years	10 Years
Marathon EAFE Composite net of Retirement Class expenses	9.34%	13.63%	9.31%	8.86%
Marathon EAFE Composite net of Institutional Class expenses	9.25	13.54	9.22	8.77
Marathon EAFE Composite net of Administrative Class expenses	8.98	13.26	8.95	8.50
Marathon EAFE Composite net of Investor Class expenses	8.86	13.13	8.83	8.38
Marathon EAFE Composite (gross)	10.10	14.42	10.07	9.61
MSCI EAFE (ND) Index**	11.26	13.54	9.55	8.03

	Calendar Year Total Returns for the Periods Ended December 31:
	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Marathon EAFE Composite net of Retirement Class expenses	17.14%	28.53%	-4.62%	6.34%	-1.93%	23.43%	-13.83%	23.03%	9.07%	9.34%
Marathon EAFE Composite net of Institutional Class expenses	17.05	28.43	-4.70	6.26	-2.01	23.33	-13.90	22.93	8.98	9.25
Marathon EAFE Composite net of Administrative Class expenses	16.75	28.11	-4.93	5.99	-2.26	23.02	-14.12	22.63	8.71	8.98
Marathon EAFE Composite net of Investor Class expenses	16.62	27.97	-5.04	5.88	-2.36	22.89	-14.21	22.49	8.59	8.86
Marathon EAFE Composite (gross)	17.95	29.42	-3.96	7.08	-1.25	24.28	-13.24	23.88	9.83	10.10
MSCI EAFE (ND) Index**	17.32	22.78	-4.90	-0.81	1.00	25.03	-13.79	22.01	7.82	11.26

*
This is not the performance of Harbor International Fund. As of December 31, 2021, the Marathon EAFE Composite was composed of 23 accounts, totaling approximately $27.4 billion. The inception date of the Marathon EAFE Composite was May 2, 2003.
**
The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

121

The Subadvisers

EARNEST Partners Mid Capitalization Core Composite Performance Information
The following table presents the past performance of the EARNEST Partners Mid Capitalization Core Composite (the “EARNEST Composite”). EARNEST Partners is Subadviser to Harbor Mid Cap Fund. The EARNEST Composite is comprised of all fee-paying accounts under fully discretionary management by EARNEST Partners that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns include the reinvestment of interest, dividends and any other distributions and are presented in U.S. dollars. EARNEST Partners has prepared and presented the historical performance shown for the EARNEST Composite (gross) in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. The gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the EARNEST Composite or certain other expenses that would be applicable to mutual funds. To calculate the performance of the EARNEST Composite net of expenses, the Adviser applied the net Fund operating expenses payable by the Retirement, Institutional, Administrative, and Investor Classes of shares of the Fund for the fiscal year ended October 31, 2021, as applicable, as disclosed in the “Total Annual Fund Operating Expenses After Expense Reimbursement” line item of the Fund’s fee table in the Fund Summary section. The net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of EARNEST Partners in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.
The historical performance of the EARNEST Composite is not that of Harbor Mid Cap Fund and is not indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the EARNEST Composite. While the accounts comprising the EARNEST Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, not all of the accounts currently comprising the EARNEST Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to all accounts in the EARNEST Composite, they may have had an adverse effect on the performance results of the EARNEST Composite. However, EARNEST does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

EARNEST composite*
	Average Annual Total Returns for the Periods Ended December 31, 2021:
	1 Year	3 Years	5 Years	10 Years
Composite net of Retirement Class expenses	24.99%	27.28%	18.13%	16.02%
Composite net of Institutional Class expenses	24.89	27.17	18.04	15.93
Composite net of Administrative Class expenses	24.58	26.86	17.74	15.64
Composite net of Investor Class expenses	24.44	26.72	17.62	15.51
EARNEST Composite (gross)	25.99	28.30	19.08	16.95
Russell Midcap® Index**	22.58	23.28	15.09	14.90

	Calendar Year Total Returns for the Periods Ended December 31:
	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Composite net of Retirement Class expenses	15.52%	30.53%	9.69%	0.46%	15.57%	25.15%	-10.83%	37.12%	20.29%	24.99%
Composite net of Institutional Class expenses	15.43	30.43	9.61	0.38	15.48	25.05	-10.90	37.01	20.20	24.89
Composite net of Administrative Class expenses	15.14	30.10	9.33	0.13	15.19	24.74	-11.13	36.67	19.90	24.58
Composite net of Investor Class expenses	15.01	29.96	9.21	0.02	15.06	24.60	-11.22	36.52	19.76	24.44
EARNEST Composite (gross)	16.45	31.58	10.58	1.26	16.50	26.16	-10.11	38.23	21.26	25.99
Russell Midcap® Index**	17.28	34.76	13.22	-2.44	13.80	18.52	-9.06	30.54	17.10	22.58

*
This is not the performance of Harbor Mid Cap Fund. As of December 31, 2021, the EARNEST Composite was composed of 27 accounts, totaling approximately $1.6 billion. The inception date of the EARNEST Composite was October 3, 2003.
**
The Russell Midcap® Index is an unmanaged index generally representative of the U.S. market for medium capitalization stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Index and Russell® are trademarks of Frank Russell Company.

122

The Subadvisers

Acadian Non-U.S. Equity Composite Performance Information
The following table presents the past performance of the Acadian Non-U.S. Composite (the “Acadian Composite”). Acadian is Subadviser to Harbor Overseas Fund. The Acadian Composite is comprised of all fee-paying accounts under discretionary management by Acadian that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns include the reinvestment of interest, dividends and any other distributions and are presented in U.S. dollars. Acadian has prepared and presented the historical performance shown for the Acadian Composite (gross) in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. The gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the Acadian Composite or certain other expenses that would be applicable to mutual funds. To calculate the performance of the Acadian Composite net of expenses, the Adviser applied the net Fund operating expenses payable by the Retirement, Institutional, Administrative and Investor Classes of shares of the Fund for the fiscal year ended October 31, 2021, as applicable, as disclosed in the “Total Annual Fund Operating Expenses After Expense Reimbursement” line item of the Fund’s fee table in the Fund Summary section. The net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Acadian in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.
The historical performance of the Acadian Composite is not that of Harbor Overseas Fund and is not indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the Acadian Composite. While the accounts comprising the Acadian Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, not all of the accounts currently comprising the Acadian Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to all accounts in the Acadian Composite, they may have had an adverse effect on the performance results of the Acadian Composite. However, Acadian does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

ACADIAN composite*
	Average Annual Total Returns for the Periods Ended December 31, 2021:
	1 Year	3 Years	5 Years	10 Years
Acadian Composite net of Retirement Class expenses	15.26%	14.95%	11.80%	10.53%
Acadian Composite net of Institutional Class expenses	15.16	14.86	11.71	10.44
Acadian Composite net of Administrative Class expenses	14.88	14.57	11.43	10.16
Acadian Composite net of Investor Class expenses	14.75	14.44	11.31	10.04
Acadian Composite (gross)	16.15	15.84	12.67	11.38
MSCI EAFE (ND) Index**	11.26	13.54	9.55	8.03

	Calendar Year Total Returns for the Periods Ended December 31:
	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Acadian Composite net of Retirement Class expenses	16.75%	26.14%	-2.05%	1.93%	5.95%	34.07%	-14.21%	17.95%	11.72%	15.26%
Acadian Composite net of Institutional Class expenses	16.65	26.04	-2.13	1.85	5.87	33.97	-14.28	17.86	11.63	15.16
Acadian Composite net of Administrative Class expenses	16.36	25.72	-2.38	1.60	5.60	33.63	-14.50	17.56	11.35	14.88
Acadian Composite net of Investor Class expenses	16.23	25.58	-2.48	1.49	5.49	33.48	-14.59	17.43	11.23	14.75
Acadian Composite (gross)	17.65	27.11	-1.30	2.72	6.77	35.11	-13.55	18.86	12.58	16.15
MSCI EAFE (ND) Index**	17.32	22.78	-4.90	-0.81	1.00	25.03	-13.79	22.01	7.82	11.26

*
This is not the performance of Harbor Overseas Fund. As of December 31, 2021, the Acadian Composite was composed of 20 accounts, totaling approximately $8.7 billion. The inception date of the Acadian Composite was January 1, 1995.
**
The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

123

Your Harbor Funds Account

Choosing a Share Class

 Other Harbor funds managed by the Adviser are offered by means of separate prospectuses. To obtain a prospectus for any of the Harbor Funds call 800-422-1050 or visit our website at harborcapital.com.
Each of the Harbor funds has multiple classes of shares, with each class representing an interest in the same portfolio of investments. However, the Funds’ separate share classes have different expenses and, as a result, their investment performances will differ. Harbor Funds, the Adviser, Harbor Funds Distributors, Inc. (the “Distributor”) and Harbor Services Group, Inc. (“Shareholder Services”) do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Funds. When choosing a share class, you should consider the factors below:
Retirement Class	Harbor Money Market Fund does not offer Retirement Class Shares. Retirement Class shares are available to individual and institutional investors.
■ No 12b-1 fee and no intermediary fee of any kind paid by any Fund
■ Transfer agent fee of up to 0.02% of average daily net assets
■ $1,000,000 minimum investment in each Fund

Institutional Class	Institutional Class shares are available to individual and institutional investors.
■ No 12b-1 fee
■ Transfer agent fee of up to 0.10% of average daily net assets
■ $50,000 minimum investment in each Domestic Equity Fund and International and Global Equity Fund
■ $1,000 minimum investment in each Fixed Income Fund

Administrative Class
Harbor Core Bond Fund does not offer Administrative Class shares.
Administrative Class shares are available only to employer-sponsored retirement or benefit plans and other non-retirement accounts maintained by financial intermediaries. Employer-sponsored retirement and benefit plans include: (i) plans established under Internal Revenue Code Sections 401(a),
403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans. Administrative Class shares are not available through personal plans, such as individual retirement accounts (IRAs), SEP IRAs,
Simple IRAs or individual 403(b) plans, unless investing through an account maintained by a financial intermediary.

■ 12b-1 fee of up to 0.25% of average daily net assets
■ Transfer agent fee of up to 0.10% of average daily net assets
■ $50,000 minimum investment in each Fund for accounts maintained by financial intermediaries
■ No minimum investment for employer-sponsored retirement or benefit plans

Investor Class	Harbor Core Bond Fund, Harbor Core Plus Fund and Harbor Money Market Fund do not offer Investor Class shares. Investor Class shares are available to individual and institutional investors.
■ 12b-1 fee of up to 0.25% of average daily net assets
■ Transfer agent fee of up to 0.21% of average daily net assets
■ $2,500 minimum investment in each Fund for regular accounts
■ $1,000 minimum investment in each Fund for IRA and UTMA/UGMA accounts
Meeting the minimum investment for a share class means you have purchased and maintained shares with a value at the time of purchase that is at least equal to that minimum investment amount. Redemptions out of your account can cause your account to fail to meet the minimum investment amount requirement. Changes in the market value of your account alone will not cause your account to either meet the minimum investment amount or fall below the minimum investment amount. See “Accounts Below Share Class Minimums”

Distribution and Service (12b-1) Fees
Harbor Funds has adopted a distribution plan for each Fund’s Administrative and Investor Classes of shares in accordance with Rule 12b-1 under the Investment Company Act. Under each plan, the Funds pay distribution and service fees to the Distributor for the sale, distribution and servicing of the Administrative and Investor Class shares. All or a substantial portion of these fees are paid to financial intermediaries, such as broker-dealers, banks and trust companies, that maintain accounts in Harbor Funds for their

124

Your Harbor Funds Account

Choosing a Share Class

customers. Because the Funds pay these fees out of the Administrative and Investor Class assets on an ongoing basis, over time these fees will increase the cost of your investment in Administrative and Investor Class shares and may cost you more than paying other types of sales charges.

Transfer Agent Fees
The Funds pay Shareholder Services transfer agent fees (specified above) on a per-class basis for its services as shareholder servicing agent for each Fund. For each class except for the Retirement Class of shares, Shareholder Services uses a portion of these fees to pay unaffiliated financial intermediaries for providing certain recordkeeping, subaccounting and/or similar services to shareholders who hold their shares through accounts that are maintained by the financial intermediaries. These fees may consist of per fund or per sub-account charges that are assessed on a periodic basis (i.e., quarterly) and/or an asset based fee that is determined based upon the value of the assets maintained by the financial intermediary.

Investing Through a Financial Intermediary
You may purchase Fund shares through an intermediary, such as a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service and may require different minimum initial and subsequent investments than Harbor Funds. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in the Funds directly.
The Distributor and Shareholder Services have contracted with certain intermediaries to accept and forward purchase orders to the Funds on your behalf. These contracts may permit a financial intermediary to forward the purchase order and transmit the funds for the purchase order to Harbor Funds by the next business day. Your purchase order must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day’s share price.
The Distributor, Shareholder Services and/or the Adviser or their affiliates may compensate, out of their own assets, certain unaffiliated financial intermediaries for distribution of Institutional, Administrative and/or Investor Classes of shares of the Funds and for providing shareholder recordkeeping, subaccounting and other similar services to shareholders who hold their Institutional, Administrative and/or Investor Classes of shares of the Funds through accounts that are maintained by the financial intermediaries. The Adviser and/or its affiliates may also make payments, out of their own assets and not as an expense to a Fund, to unaffiliated financial intermediaries to offset certain expenses of financial intermediaries related to the intermediary’s investment platform and/or the provision of services with respect to a Fund or share class on an intermediary’s system. As a result, these financial intermediaries could be incentivized to recommend shares of Harbor Funds over shares of another mutual fund that either does not compensate the financial intermediary or compensates the intermediary at lower levels.
Harbor Funds, the Adviser, the Distributor, Shareholder Services and their respective trustees, directors, officers, employees and agents are not responsible for the failure of any intermediary to carry out its obligations to its customers, including any errors made by the intermediary when submitting purchase, redemption and exchange orders to Harbor Funds. Harbor Funds will not correct transactions that are submitted to Harbor Funds in error by the intermediary unless the intermediary has notified Harbor Funds of the error by 9:00 a.m. Eastern time on the following business day or prior to the deadline established between Harbor and the intermediary (i.e., on a trade date plus one [T+1] basis).

125

Your Harbor Funds Account

Minimum Investment Exceptions

Retirement Class
You may purchase Retirement Class shares, notwithstanding the $1,000,000 minimum investment amount, if you qualify for any of the exceptions discussed below. You may be required to provide written confirmation of your eligibility.
(a)
Employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans.
(b)
Certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
(c)
Omnibus accounts maintained by financial intermediaries, including investment firms, banks and broker-dealers, provided that no asset-based fees are paid to such intermediaries with respect to assets invested in Retirement Class shares.

Institutional Class
You may purchase Institutional Class shares, notwithstanding the minimum investment amount, if you qualify for any of the exceptions discussed below. You may be required to provide written confirmation of your eligibility. All of the exceptions below apply to Equity Funds and exceptions (e) and (i) below apply to Fixed Income Funds.
(a)
Shareholders who held shares of Harbor Funds on October 31, 2002 and have maintained a balance in a Harbor Funds account (hereinafter referred to as “original shareholders” or “grandfathered shareholders”). You will lose your “grandfathered” status if you deplete your account to a zero balance.
(b)
Shareholders who received all or a portion of a grandfathered account due to death, divorce, a partnership dissolution, or as a gift of shares to a charitable organization.
(c)
Current officers, partners, employees or registered representatives of financial intermediaries which have entered into sales agreements with the Distributor.
(d)
Members of the immediate family living in the same household of any of the persons included in items (a), (b) or (c).
(e)
Current trustees and officers of Harbor Funds, partners and employees of legal counsel to Harbor Funds, directors, officers or employees of the Adviser and its affiliates, and current directors, officers, or employees of any Subadviser to any Harbor Funds, and members of the immediate family of any of the foregoing.
(f)
Any trust, custodian, pension, profit-sharing or other benefit plan of the foregoing persons.
(g)
Employer-sponsored retirement plan participants that transfer into a separate account with Harbor Funds within 60 days from withdrawal out of their employer-sponsored retirement plan account at Harbor Funds.
(h)
Individuals that transfer directly into a separate account with Harbor Funds from an omnibus account at Harbor Funds, provided those individuals beneficially owned shares of the same Harbor fund through the omnibus account for a reasonable period of time, as determined by the Distributor, prior to the transfer.
(i)
Omnibus accounts, mutual fund advisory platforms and investment platforms via a custodian or clearing firm, and employer-sponsored plans.
(j)
Certain family trust accounts as approved by the Distributor.

126

Your Harbor Funds Account

Minimum Investment Exceptions

Administrative Class
You may purchase Administrative Class shares, notwithstanding the $50,000 minimum investment amount, if you qualify for any of the exceptions discussed below. You may be required to provide written confirmation of your eligibility.
(a)
Employer-sponsored retirement or benefit plans, including: qualified retirement plans, plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, profit-sharing plans, cash balance plans, money purchase pension plans, nonqualified deferred compensation plans and retiree health benefit plans.
(b)
Omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the investment minimum amount within a reasonable period of time as determined by the Distributor.

Investor Class
Harbor Funds may, in its discretion, waive or lower the investment minimum for the Investor Class of any Harbor fund.

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How to Purchase Shares

Harbor Funds does not issue share certificates.
All orders to purchase shares received in good order by Harbor Funds or its agent before the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, will receive that day’s share price. Orders received in good order after the close of the NYSE will receive the next business day’s share price. All purchase orders are subject to acceptance by Harbor Funds. Checks and funds sent by wire or Automated Clearing House (“ACH”) for direct purchases must be received by Harbor Funds prior to the close of regular trading of the NYSE to receive that day’s share price. See “Investing Through a Financial Intermediary” if you are purchasing shares through a financial intermediary.
Harbor Funds at all times reserves the right to reject any purchase for any reason without prior notice, including if Harbor Funds determines that a shareholder or client of an intermediary has engaged in excessive short-term trading that Harbor Funds believes may be harmful to the Fund involved. For more information about Harbor Funds’ policy on excessive trading, see “Excessive Trading/Market Timing.”
Harbor Funds reserves the right to verify the accuracy of the submitted banking information (ACH, wire) prior to activation of the banking instructions on your account. The verification may take as long as 10 business days.
The Funds are available for sale in all 50 United States, the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam.
Harbor Money Market Fund
Harbor Money Market Fund was closed to new investors after the close of business on Friday, May, 15, 2020 (the “Money Market Close Date”). Following the Money Market Fund Close Date, only the following shareholders of the Trust may continue to purchase shares of the Fund: (i) existing Fund shareholders as of the Money Market Fund Close Date who hold their shares through accounts established directly with the Trust; (ii) underlying beneficial owners of intermediary-held accounts who are shareholders of the Fund as of the Money Market Fund Close Date; (iii) existing shareholders of any fund of the Trust as of the Money Market Fund Close Date who hold their shares though accounts established directly with the Trust; and (iv) any existing shareholders of any fund of the Trust who hold their shares through accounts established directly with the Trust if the investment is determined by an officer of the Trust not to adversely affect the Fund.
The Fund will remain closed until further notice. The Fund reserves the right to modify the foregoing closure policy at any time.
Harbor Small Cap Value Fund
Harbor Small Cap Value Fund (“Small Cap Value Fund”) is closed to new investors effective at 4:00 p.m. Eastern Time on Tuesday, June 1, 2021 (the “Small Cap Value Fund Close Date”). Small Cap Value Fund will continue to accept investments from existing shareholders and permit exchanges from other Harbor funds as long as the exchanging shareholder has an existing Small Cap Value Fund account. Shares of the Small Cap Value Fund will also continue to be sold to:
■
Any participant in an employer-sponsored retirement or benefit plan that already includes the Small Cap Value Fund or has expressed in writing an interest in including the Small Cap Value Fund as an investment option on the Small Cap Value Fund Close date;
■
Any participant in an employer-sponsored retirement or benefit plan who roll over into an IRA account with the Small Cap Value Fund some or all of the proceeds from a distribution if the participant held shares of the Small Cap Value Fund through such plan immediately prior to the distribution;
■
Clients participating in retirement discretionary investment services, asset allocation programs sponsored by broker-dealers, banks, trust companies or other financial intermediaries, or as part of a financial advisors’ discretionary investment or financial planning services who currently uses the Small Cap Value Fund, provided the Small Cap Value Fund is offered through such a service or program on the Small Cap Value Fund Close Date;
■
Certain institutional and financial intermediary investors and shareholders investing through such intermediaries which have expressed an interest in investing in the Small Cap Value Fund, if approved by an officer of the Trust;
■
Other investment services or products managed by the Adviser, including multi-asset strategies;
■
Certain advisory clients and affiliated parties of the Small Cap Value Fund’s subadviser upon the request of the subadviser if the investment is determined by an officer of the Trust not to adversely affect the Small Cap Value Fund; and
■
Trustees and officers of the Trust and directors, officers and employees of the Adviser and the Small Cap Value Fund’s subadviser.
The Small Cap Value Fund will remain closed until further notice. The Small Cap Value Fund reserves the right to modify the foregoing closure policy at any time and to reject any investment for any reason.

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How to Purchase Shares

By Mail
First class mail to:
Harbor Funds
P.O. Box 804660
Chicago, IL 60680-4108
Express or
registered mail to:
Harbor Funds
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
Open a new account	Add to an existing account
Complete and sign the appropriate new account application. If you are an institution, include a certified copy of a corporate resolution identifying authorized signers.
Mail a completed Letter of Instruction or an
Additional Investments form (available from
harborcapital.com). The Additional Investments form
may also be included with your most recent
confirmation statement.

Make your check payable to: “Harbor Funds.”
Shares purchased by check may be sold on any business day but the proceeds may not be available for up to 10 business days after the purchase of such shares to make sure the funds from your account have cleared.
If your check does not clear for any reason, your purchase will be cancelled and $25 may be deducted from your account. You may also be prohibited from future purchases.
Harbor Funds and Shareholder Services are not responsible for any mail that is lost or misdirected by the U.S. Postal Service or any other delivery service.

By Telephone
Call Harbor Funds at:
800-422-1050
Please make note of your confirmation number when transacting via the telephone.
Add to an existing account
You may submit orders for the purchase of shares by contacting a Shareholder Services Representative during our normal business hours, Monday through Friday between 8:00 a.m. and 6:00 p.m. Eastern time. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, with the next business day’s share price.
Payment for purchase of shares via the telephone may be made only through an ACH debit of your bank account. If your ACH transaction does not clear, your purchase will be cancelled and a service fee of $25 may be deducted from your account. You may be prohibited from future telephone purchases.
Shares purchased via the telephone may be sold on any business day but the proceeds may not be available for up to 3 business days after the purchase of such shares to make sure the funds from your account have cleared.
If you are unable to reach a Shareholder Services Representative by telephone (for example, during unusual market activity), you may send the purchase request by mail or via our website.
You must establish banking instructions on your account to purchase shares via the telephone. If banking instructions were not established at the time you opened your account, you can do this via telephone or in one of the following ways: (1) log in to your Harbor Funds account online and follow the menu steps to establish banking instructions, (2) complete the Account Services form through the DocuSign option at harborcapital.com, (3) or download the Account Services form return that form to Harbor Funds by mail.

By Wire
Wire to:
State Street Bank and
Trust Company
Boston, MA
ABA#: 0110 0002 8
Acct: DDA #3018-065-7 Supply Fund name, Fund number, account registration and account number
Open a new account	Add to an existing account
Send the completed account application to Shareholder Services at the address listed under “By Mail.”	Instruct your bank to wire the amount of the additional investment to State Street Bank and Trust Company.
Instruct your bank to wire the purchase amount to State Street Bank and Trust Company.
Call a Shareholder Services Representative at 800-422-1050 if you are sending a wire of $100,000 or more.

Online Access
Visit our website:
harborcapital.com
Please make note of your confirmation number when transacting online.
Add to an existing account
If you have established online access for your account, you may submit an order to purchase shares via our website 24 hours a day. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, with the next business day’s share price.
Payment for purchase of shares through online access may be made only through an ACH debit of your bank account. If your ACH transaction does not clear, your purchase will be cancelled and $25 may be deducted from your account. You may be prohibited from future online purchases.

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Shares purchased through online access may be sold on any business day, but the proceeds may not be available for up to 3 business days after the purchase of such shares to ensure the funds from your account have cleared.
If you are unable to access our website (for example, during unusual market activity), you may call a Shareholder Services Representative during normal business hours or send the purchase request by mail.
You must establish banking instructions on your account to purchase shares through the online account access system. If banking instructions were not established at the time you opened your account, you may add them to your account via the online account access system, by calling a Shareholder Services Representative at 800-422-1050 during our normal business hours, or you may download the Account Services form from our website at harborcapital.com and send it by mail.

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How to Exchange Shares

Class-to-class exchanges within the same Fund, however, are generally not taxable.
All orders to exchange shares received in good order by Harbor Funds or its agent before the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, will receive that day’s share price. Orders received in good order after the close of the NYSE will receive the next day’s share price. All exchanges are subject to acceptance by Harbor Funds.
The exchange privilege is not intended as a means for short-term or excessive trading. Harbor Funds at all times reserves the right to reject the purchase portion of any exchange transaction for any reason without prior notice if Harbor Funds determines that a shareholder or client of an intermediary has engaged in excessive short-term trading that Harbor Funds believes may be harmful to a Fund. For more information about Harbor Funds’ policy on excessive trading, see “Excessive Trading/Market Timing.”
Exchanges must meet the applicable minimum initial investment amounts for each class of shares of each Harbor fund. You should consider the differences in investment objectives and expenses of a Harbor fund before making an exchange.
Harbor Funds may change or terminate its exchange policy on 60 days’ prior notice.
Retirement CLASS SHAREHOLDERS
The Retirement Class of shares is available to both individual and institutional investors who meet the minimum investment and other eligibility requirements.
You may exchange your shares of the Retirement Class for Retirement Class shares of any other Harbor fund. In addition, you may exchange your shares of the Retirement Class for shares of the Institutional, Administrative or Investor Class of another Harbor fund subject to the eligibility and minimum investment requirements for the Fund and class to be acquired.
Institutional CLASS SHAREHOLDERS
This class of shares is available to both individual and institutional investors who meet the minimum investment requirement.
If you are an original shareholder (a shareholder of any Harbor fund as of October 31, 2002), you may exchange your Institutional Class shares for Institutional Class shares of any Harbor fund.
If you are not an original shareholder or do not qualify for another exception, you must meet the minimum initial investment requirements for each Fund.
You may exchange your shares of the Institutional Class for shares of the Retirement Class of another Harbor fund subject to the eligibility and minimum investment requirements for the Fund to be acquired.
Administrative CLASS SHAREHOLDERS
You may exchange your shares of the Administrative Class for Administrative Class shares of any other Harbor fund available through your retirement plan or financial intermediary. In addition, you may exchange your shares of the Administrative Class for shares of either the Institutional or Investor Class of another Harbor fund if such class of shares is available through your retirement plan or financial intermediary.
Investor CLASS SHAREHOLDERS
If you are an Investor Class shareholder, you may exchange your shares for Investor Class shares of another Harbor fund and for Institutional Class shares of any Harbor fund that does not currently offer Investor Class shares. Your exchanges out of any Harbor fund that does not currently offer Investor Class shares into another Harbor fund would be subject to the eligibility and minimum investment requirements for the Fund and class to be acquired.

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How to Exchange Shares

By Mail
First class mail to:
Harbor Funds
P.O. Box 804660
Chicago, IL 60680-4108
Express or
registered mail to:
Harbor Funds
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
You may mail an exchange request to Shareholder Services. Indicate the Fund name, the Fund number, the number of shares or dollar amount to be exchanged and the account number. Sign the request exactly as the account holder’s name(s) appear on the account registration.
Harbor Funds and Shareholder Services are not responsible for any mail that is lost or misdirected by the U.S. Postal Service or any other delivery service.

By Telephone
Call Harbor Funds at:
800-422-1050
Please make note of your confirmation number when transacting via the telephone.
If your account has telephone exchange privileges, you may contact a Shareholder Services Representative during our normal business hours, Monday through Friday between 8:00 a.m. and 6:00 p.m. Eastern time. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, with the next business day’s share price.
If you are unable to reach a Shareholder Services Representative by telephone (for example, during unusual market activity), you may send the exchange request by mail or via our website.

Online Access
Visit our website:
harborcapital.com
Please make note of your confirmation number when transacting online.
If you have established online access, you may submit an order to exchange shares via our website 24 hours a day. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, with the next business day’s share price.
If you are unable to access our website (for example, during unusual market activity), you may call a Shareholder Services Representative during normal business hours or send the exchange request by mail.

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How to Sell Shares

A Medallion signature guarantee may be required. See “Shareholder and Account Policies” for more information.
All orders to sell shares received in good order by Harbor Funds or its agent before the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, will receive that day’s share price. Orders received in good order after the close of the NYSE will receive the next business day’s share price. Harbor Funds has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Proceeds of the redemption (reduced by the amount of any tax withholding, if applicable) will be mailed by check payable to the shareholder of record at the address of record, wired or sent via ACH to the current banking instructions already on file.
The length of time Harbor Funds typically expects to pay proceeds from redemption requests varies based on the method by which you elect to receive the proceeds. Harbor Funds typically expects to pay redemption proceeds as follows: (i) for proceeds by check, Harbor Funds typically expects to mail the check by the next business day following the receipt of a redemption request that is in good order; (ii) for proceeds by wire, Harbor Funds typically expects to pay proceeds by the next business day following the receipt of a redemption request that is in good order; and (iii) for proceeds by ACH, Harbor Funds typically expects to transfer the proceeds to the shareholder’s bank on the next business day following the receipt of the redemption request which will be made available to the redeeming shareholder on the second business day. For redemption requests settled through the National Securities Clearing Corporation, Harbor Funds typically expects the redemption transaction to settle (and proceeds to be paid) the next business day following the receipt of the redemption request in good order. For redemptions through an intermediary, Harbor Funds typically expects to pay redemption proceeds to the intermediary in accordance with the preceding statement. As previously noted, payments of redemption proceeds may take up to seven days, as permitted by law.
If withholding information on IRA redemption requests is not specified, Harbor Funds will withhold the mandatory federal amount (currently 10%) and any applicable state amount.
For information about Harbor Funds’ policy on excessive trading, see “Excessive Trading/Market Timing.”
Harbor Funds and Shareholder Services do not pay interest on redemption proceeds.
Redemption proceeds, except for IRA redemption proceeds, sent by check that are not cashed within 180 days may be reinvested (without interest), in your account in the same Fund from which they were redeemed at the current day’s net asset value (“NAV”). Redemption proceeds that are reinvested are subject to the risk of loss like any Fund investment. Additionally, if redemption checks are not cashed within 180 days, your account options will be changed to have future dividend and capital gains distributions reinvested.

By Mail
First class mail to:
Harbor Funds
P.O. Box 804660
Chicago, IL 60680-4108
Express or
registered mail to:
Harbor Funds
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
You may mail a written redemption request to Shareholder Services. State the Fund name, the Fund number, the number of shares or dollar amount to be sold and the account number. Sign the request exactly as the name or names (if more than one name) appear on the account registration.
Harbor Funds and Shareholder Services are not responsible for any mail that is lost or misdirected by the U.S. Postal Service or any other delivery service.

By Telephone
Call Harbor Funds at:
800-422-1050
Please make note of your confirmation number when transacting via the telephone.
If your account has telephone redemption privileges, you may contact a Shareholder Services Representative during our normal business hours, Monday through Friday between 8:00 a.m. and 6:00 p.m. Eastern time. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, with the next business day’s share price.
Redemptions via the telephone will be paid by check, wire or ACH transfer only to the address or bank account of record.
Shares purchased via the telephone may be sold on any business day, but the proceeds may not be available for up to 3 business days after the purchase of such shares to make sure the funds from your account have cleared.
If you are unable to reach a Shareholder Services Representative by telephone (for example, during unusual market activity), you may send the redemption request by mail or via our website.

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How to Sell Shares

Online Access
Visit our website:
harborcapital.com
Please make note of your confirmation number when transacting online.
If you have established online access, you may submit an order to redeem shares via our website 24 hours a day. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, with the next business day’s share price.
Redemptions through online access will be paid by check, wire or ACH transfer only to the address or bank account of record.
Shares purchased through online access may be sold on any business day, but the proceeds may not be available for up to 3 business days after the purchase of such shares to ensure the funds from your account have cleared.
If you are unable to access our website (for example, during unusual market activity), you may call a Shareholder Services Representative during normal business hours or send the redemption request by mail.

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Transaction and Account Policies
Important Information About Opening an Account
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including Harbor Funds, to obtain, verify and record information that identifies each person who opens an account. This information is used to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations or is from a sanctioned country or associated with a sanctioned entity. As a result, unless this information is collected by the broker/dealer or other financial intermediary pursuant to an agreement, Harbor Funds must obtain the following information for each person that opens a new account:
■
Name;
■
Date of birth (for individuals);
■
Residential or business street address (although post office boxes may be used as a mailing address); and
■
Social Security number, taxpayer identification number or other identifying number.
You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other legal entities.
Legal entity customers are required to provide the name, date of birth, address and social security number (or other government identification number such as a passport number or other similar information in the case of foreign persons) of individual(s), referred to as “beneficial owner(s)”, who own 25% or more of the equity interest of the legal entity, as applicable, and an individual with significant responsibility to control, manage or direct the legal entity at the time that a new account is opened.
Federal law prohibits Harbor Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, Harbor Funds may restrict your ability to purchase additional shares until your identity is verified. Harbor Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. If the NAV on the redemption date is lower than the NAV on your original purchase date, you will receive less than your original investment amount when the account is closed.

Rights Reserved by Harbor Funds
Harbor Funds reserves the following rights: (1) to accept initial purchases by telephone, online access, or mail; (2) to refuse any purchase or exchange order for any reason; (3) to cancel or rescind a purchase order for non-payment; (4) to cease offering a Fund’s shares at any time to all or certain groups of investors; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners, or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchases and any services at any time; (7) to act on instructions reasonably believed to be genuine; and (8) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed if a Fund or its agent is unable to verify the identity of the person(s) or entity opening an account or becomes aware of information regarding a shareholder or shareholder’s account, which indicates that the identity of the shareholder can no longer be verified.
These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the Fund or if required by law.
If the NYSE is closed because of inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, Harbor Funds reserves the right to treat such day as a business day and accept purchase and redemption orders until (and calculate a Fund’s NAV as of) the normally scheduled close of regular trading on the NYSE for that day.

Important Information Regarding State Escheatment Laws
Mutual fund accounts can be considered abandoned property. States are looking at inactive mutual fund accounts as possible abandoned or unclaimed property. Under certain circumstances determined by your state, Harbor Funds may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. Harbor Funds will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in a Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state escheatment laws.
Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or established

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contact with a Fund for an “inactivity period” as specified in applicable state laws. If a Fund is unable to establish contact with an investor, the Fund will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. Other states may provide similar processes for shareholders.
Retirement accounts that are considered abandoned may be subject to state and federal withholding in addition to an early withdrawal penalty, if applicable, upon remittance to the state in which the account is registered.
We strongly encourage you to contact us at least once every year to review your account information. Below are ways in which you can assist us in safeguarding your Fund investments.
■
If you have established online access for your account, log in to your account at harborcapital.com to view your account information. Please note, simply visiting our public website does not establish contact with us under state escheatment laws.
■
Call one of our Shareholder Services Representatives at 800-422-1050, Monday through Friday, between 8:00 a.m. and 6:00 p.m. Eastern time.
■
Take action on letters received in the mail from Harbor Funds concerning account inactivity, outstanding checks and/or escheatment or abandoned property and follow the directions in these letters. To avoid escheatment, we advise that you promptly respond to any such letters.

Excessive Trading/Market-Timing
Some investors try to profit from a strategy called market-timing — moving money into mutual funds for the short-term when they expect prices to rise and taking money out when they expect prices to fall. The Harbor funds are intended for long-term investment purposes only. Harbor Funds has taken reasonable steps to identify and seek to discourage excessive short-term trading.
Excessive short-term trading into and out of a Fund can disrupt portfolio investment strategies, increase expenses, and negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. Certain Funds invest a significant portion of their assets in small cap stocks, stocks of emerging market companies or high-yield bonds. Some of these holdings may not trade every day or may not trade frequently throughout a trading day. As a result, these Funds may be more susceptible to a short-term trading strategy by which an investor seeks to profit based upon the investor’s belief that the values of a Fund’s portfolio securities, as reflected by the Fund’s net asset value on any given day, do not fully reflect the current fair market value of such securities. In the case of Funds that invest primarily in foreign securities, some investors may also seek to profit from the fact that foreign markets or exchanges normally close earlier in the day than U.S. markets or exchanges. These investors may seek to take advantage of information that becomes available after the close of the foreign markets or exchanges, but before a Fund prices its shares, which may affect the prices of the foreign securities held by the Fund. If those investors are successful, long-term shareholders could experience dilution in the value of their shares.
The Board of Trustees has adopted policies and procedures and has authorized Harbor Funds to take the following actions to discourage excessive short-term trading activity in the Funds.
You may make no more than four round trips in the same Fund in any 12-month period. A “round trip” is a purchase into a Fund followed by a redemption out of the same Fund (including by exchange) or a redemption out of a Fund (including by exchange) followed by a purchase into the same Fund within a 30-day period. When a purchase or redemption transaction is paired with another transaction to make one round trip, neither of those transactions is paired with a third transaction to make a second round trip. For example, if a shareholder purchases shares of a Fund on May 1, redeems those shares of the same Fund on May 15 and then purchases shares in the same Fund again on June 5, the shareholder would have engaged in one round trip. The purchase on May 1 would be paired with the redemption on May 15 because the transactions occurred within a 30-day period. However, the redemption on May 15 would not be paired with the purchase on June 5 to create a second round trip because the May 15 redemption already constituted part of the earlier round trip. Different restrictions may apply if you invest through an intermediary.
Harbor Funds will limit, for a period of 60 days, future purchases into a Fund by any investor who makes more than four round trips in the same Fund in a 12-month period. Harbor Funds monitors trading activity in all accounts maintained directly with Harbor Funds. If Harbor Funds discovers what it believes to be excessive trading or market timing activity in any Fund, it may limit future purchases or terminate the exchange privilege for a shareholder on a temporary or permanent basis at any time, including after one round trip. Harbor Funds may also prohibit a shareholder from opening new accounts or adding to existing

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accounts in any Harbor fund. The trading history of accounts under common ownership or control within any of the Harbor funds may be considered in enforcing these policies. As described under “Pricing of Fund Shares,” Harbor Funds has also implemented fair value pricing procedures, which may have the effect of reducing market timing activity in some Funds. In addition, the Funds reserve the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund’s portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Purchases placed (directly or through a financial intermediary) in violation of the Funds’ exchange limits or excessive trading policy may be rejected by a Fund.
The four round trip limitation imposed under the excessive trading policy does not apply to (i) minimum required distributions from retirement accounts; (ii) return of excess contributions in retirement accounts where the excess is reinvested into the same Funds; (iii) purchases of shares in retirement accounts with participant payroll or employer contributions or loan repayments; (iv) transaction requests submitted by mail to Harbor Funds from shareholders who hold their accounts directly with Harbor Funds (transactions submitted by fax or wire are not considered mail transactions); (v) transactions involving the reinvestment of dividend and capital gains distributions; (vi) transactions initiated through an automatic investment, exchange or withdrawal plan; (vii) transactions pursuant to an automatic rebalancing or asset allocation program established with Harbor Funds; (viii) transactions involving the transfer of shares from one account to another account of the same shareholder in the same Fund and the conversion of shares from one class to another class in the same Fund; (ix) transactions initiated by a plan sponsor; (x) Section 529 College Savings Plans; (xi) Harbor funds that invest in other Harbor funds; (xii) involuntary redemptions of shares to pay Fund or account fees; (xiii) transactions below a dollar amount applicable to all accounts in a Fund that Harbor has determined, in its sole discretion, are not likely to adversely affect the management of the Fund; and (xiv) omnibus accounts maintained by financial intermediaries.
When financial intermediaries establish omnibus accounts with Harbor Funds, Harbor Funds monitors trading activity in the account at the omnibus level. Because activity in the omnibus account represents the aggregate trading activity of the intermediary’s underlying customers, Harbor Funds monitors trading activity in omnibus accounts in a different manner than it does in accounts which Harbor Funds believes are owned directly by the investor. If Harbor Funds detects what it believes may be excessive short-term trading or market timing activity in an omnibus account, Harbor Funds will seek to investigate and take appropriate action. This may include requesting that the intermediary provide its customers’ underlying transaction information so that Harbor Funds can assess whether an underlying customer’s transaction activity was reflective of excessive short-term trading or market timing activity. If necessary, Harbor Funds may limit or prohibit additional purchases of Fund shares by an intermediary or by certain of the intermediary’s customers. Because Harbor Funds normally monitors trading activity at the omnibus account level, Harbor Funds may not be able to detect or prevent excessive short-term trading or market timing activity at the underlying customer level.
In addition, certain financial intermediaries may impose restrictions on short-term trading that may differ from those of Harbor Funds. Harbor Funds may choose to rely on the intermediary’s restrictions on short-term trading in place of its own if Harbor Funds determines, in its discretion, that the intermediary’s restrictions provide reasonable protection for the Funds from excessive short-term trading activity.
The Funds’ exchange limits and excessive trading policies generally do not apply to Harbor Money Market Fund, although the Fund at all times reserves the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

Pricing of Fund Shares
Each Fund’s share price, called its net asset value (NAV) per share, is generally calculated each day the NYSE is open for trading as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. The NAV per share for each class of shares outstanding is computed by dividing the net assets of the Fund attributable to that class by the number of Fund shares outstanding for that class. On holidays or other days when the NYSE is closed, the NAV is generally not calculated and the Funds generally do not transact purchase or redemption requests. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
If the NYSE is closed because of inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, Harbor Funds reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate a Fund’s NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. Harbor Funds may elect to remain open and

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price Fund shares on days when the NYSE is closed but the primary securities markets on which the Funds’ securities trade remain open.
Harbor Funds’ valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments.  The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data. As a general matter, accurately fair valuing investments is difficult and can be based on inputs and assumptions that may not always be correct.
Harbor Money Market Fund has adopted a policy to invest 99.5% or more of the Fund’s total assets in cas, “government securities” and/or repurchase agreements that are “collateralized full” (i.e., collateralized by cash or government securities) so as to qualify as a “government money market fund” under Rule 2a-7 of the Investment Company Act. As a “government money mark fund” under Rule 2a-7, the Fund is permitted to seek to maintain a stable $1.00 share price by valuing its securities using the amortized cost method of valuation, which the Adviser has determined, pursuant to the Board of Trustees' authorization, approximates fair value.
Each Fund generally values portfolio securities and other assets for which market quotes are readily available at market value for purposes of calculating the Fund’s NAV. In the case of equity securities, market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on quotes obtained from a quotation reporting system, established market makers, or independent pricing vendors. In the case of fixed income securities and non-exchange traded derivative instruments, fair market value is generally determined using prices provided by independent pricing vendors. The prices provided by independent pricing vendors reflect the pricing vendor’s assessment using various market inputs of what it believes are the fair market values of the securities at the time of pricing. Those market inputs include recent transaction prices and dealer quotations for the securities, transaction prices for what the independent pricing vendor believes are similar securities and various relationships between factors such as interest rate changes and security prices that are believed to affect the prices of individual securities. Because many fixed income securities trade infrequently, the independent pricing vendor often does not have as a market input, current transaction price information when determining a price for a particular security on any given day. When current transaction price information is available, it is one input into the independent pricing vendor’s evaluation process, which means that the price supplied by the pricing vendor may differ from that transaction price. Short-term fixed income investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Exchange-traded options, futures and options on futures are generally valued at the settlement price determined by the relevant exchange.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing vendors. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.
When reliable market quotations or prices supplied by an independent pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are generally priced at their fair value, determined according to fair value pricing procedures adopted by the Board of Trustees. A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations, official closing prices or prices supplied by an independent pricing vendor for the same securities. This means a Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or prices supplied by an independent pricing vendor. The fair value prices used by a Fund may also differ from the prices that the Fund could obtain for those securities if the Fund were to sell those securities at the time the Fund determines its NAV.
Current day share prices are normally available after 7:00 p.m. Eastern time at harborcapital.com.

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Paying for Shares by Check
If you purchase Fund shares by check:
■
Make your check payable to: “Harbor Funds.”
■
No third-party checks, starter checks, money orders, cashier’s checks, official checks, credit card convenience checks, traveler’s checks or checks drawn on banks outside the U.S. are accepted.
■
If your check does not clear for any reason, your purchase will be cancelled and a service fee of $25 may be deducted from your Harbor Funds account. You also may be prohibited from future purchases.
■
Although you can redeem shares at any time, proceeds may not be made available to you until the Fund collects payment for your purchase. This may take up to 10 business days for shares purchased by check, up to 3 business days for shares purchased by ACH or up to 1 business day for shares purchased by wire.

In-Kind Redemptions
Harbor Funds agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Harbor Funds reserves the right to pay redemptions exceeding $250,000 or 1% of the NAV of the redeeming Fund, either totally or partially, by an in-kind redemption of securities (instead of cash) from the applicable Fund. The securities redeemed in-kind would be valued for this purpose by the same method as is used to calculate the Fund’s NAV per share. Redemptions, whether made in cash or in-kind, are taxable transactions for those shareholders who are subject to tax. If you receive an in-kind redemption, you should expect to incur transaction costs. You also may incur an additional tax liability upon the disposition of the securities received in the redemption.

Methods to Meet Redemption Requests
In order to meet redemption requests, Harbor Funds typically expects to use holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. On a less regular basis, a Fund may meet redemption requests by accessing a custodian overdraft facility, borrowing through Harbor Funds’ interfund lending program, or borrowing through other sources. These methods may be used during both normal and stressed conditions. In addition, Harbor Funds reserves the right to pay redemption proceeds in-kind as described above.

Accounts Below Share Class Minimums
If your account balance falls below the required minimum investment due to redemptions and/or exchanges out of the class of shares in which you are invested, Shareholder Services may request that the account balance be increased. If your account balance is not increased within 60 days, Harbor Funds reserves the right to redeem your account in full at the then-current NAV or the account may be moved into a share class that has a lower minimum investment. If you are an Institutional Class investor and do not maintain the required $50,000 minimum investment, Harbor Funds reserves the right to exchange your Institutional Class shares at the then-current NAV for shares of that Fund’s Investor Class.  If you are a Retirement Class investor and do not maintain the required $1,000,000 minimum investment, Harbor Funds reserves the right to exchange your Retirement Class shares at the then-current NAV for shares of that Fund’s Institutional Class.
Shareholders seeking to establish accounts with amounts that are below the $50,000 Institutional Class required minimum investment for the applicable Harbor fund and who are not eligible for an exemption or waiver of this minimum will automatically be invested in the Investor Class shares for that Fund.

Statements and Reports
You will receive a confirmation statement from Harbor Funds after each transaction affecting your account unless your account is maintained by a financial intermediary. Shareholders participating in an automatic plan, however, will receive only quarterly confirmations for all transactions occurring during the relevant quarter. Dividend information will be confirmed quarterly. You should verify the accuracy of your confirmation statements immediately after you receive them and contact a Shareholder Services Representative regarding any errors or discrepancies.
Each Fund produces financial reports, which includes a list of the Fund’s portfolio holdings semi-annually, and updates its prospectus at least annually.
Unless you instruct Harbor Funds otherwise by contacting a Shareholder Services Representative, Harbor Funds will mail only one financial report, prospectus or proxy statement to shareholders with the same last name in your household, even if more than one person in your household has a Harbor Funds account. This process is known as “householding.” Please call a Shareholder Services Representative at 800-422-1050 if you would like to receive additional copies of these documents. Individual copies will be sent within 30 days after Shareholder Services receives your instructions. Your consent to householding is considered valid until revoked.

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Signature Guarantees
Harbor Funds believes that certain redemption instructions may involve a greater risk of potential fraud. In seeking to ensure that the redemption instructions are genuine, Harbor Funds requires that the shareholder obtain and provide a Medallion signature guarantee to Harbor Funds with the instructions. A Medallion signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers.
A Medallion signature guarantee is required if any of the following are applicable:
■
You would like a check made payable to anyone other than the shareholder(s) of record.
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You would like a check mailed to an address that has been changed within 10 business days of the redemption request.
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You would like a check mailed to an address other than the address of record.
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You would like your redemption proceeds sent by wire or ACH to a bank account that has been changed on Harbor Funds’ records within 10 business days of the redemption request or to an account other than a bank account of record.
Harbor Funds may waive or require a Medallion signature guarantee under certain circumstances at Harbor Funds’ sole discretion. Harbor Funds may also accept or require a Signature Validation stamp (SVP) under certain circumstances at Harbor Funds’ sole discretion.
A Medallion signature guarantee may be refused if any of the following are applicable:
■
It does not appear valid or in good form.
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The transaction amount exceeds the surety bond limit of the Medallion guarantee.
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The guarantee stamp has been reported as stolen, missing or counterfeit.
How to Obtain a Medallion Signature Guarantee
A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a Medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in a Medallion program will not be accepted. A signature guarantee cannot be provided by a notary public.
If you are a Harbor Funds shareholder and are visiting outside the United States, a foreign bank properly authorized to do business in that country or a U.S. consulate may be able to authenticate your signature. In its discretion, Shareholder Services may accept such an authentication in lieu of a Medallion signature guarantee.

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You may receive dividends and capital gains distributions in cash or reinvest them. Dividends and capital gains distributions will be reinvested in additional shares of the same Fund unless you elect otherwise.
This Prospectus provides general tax information only. You should consult your tax adviser about particular federal, state, local or foreign taxes that may apply to you. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.
Dividends, Distributions and Taxes
Each Fund expects to distribute all or substantially all of its net investment income and realized capital gains, if any, each year. Each Fund, except as indicated below, declares and pays any dividends from net investment income and capital gains at least annually in December. Harbor Core Bond Fund, Harbor Core Plus Fund and Harbor High-Yield Bond Fund declare and pay any dividends from net investment income monthly. Harbor Money Market Fund declares any dividends from net investment income daily and pays them monthly. Harbor Convertible Securities Fund declares and pays any dividends from net investment income quarterly. Harbor Large Cap Value Fund declares and pays any dividends from net investment income semi-annually. Each Fund may also pay dividends and capital gain distributions at other times if necessary to avoid federal income or excise tax. Each Fund, except Harbor Money Market Fund, expects distributions, if any, to be from capital gains and/or net investment income. Harbor Money Market Fund expects distributions, if any, to be primarily from net investment income.
For U.S. federal income tax purposes, distributions of net long-term capital gains are taxable as long-term capital gains which may be taxable at different rates depending on their source and other factors. Distributions of net short-term capital gains are taxable as ordinary income. Dividends from net investment income are taxable either as ordinary income or, if so reported by a Fund and certain other conditions (including holding period requirements) are met by the Fund and the shareholder, as “qualified dividend income” (“QDI”). QDI is taxable to individual shareholders at a maximum rate of 15% or 20% for U.S. federal income tax purposes (depending on whether the individual’s income exceeds certain threshold amounts). More information about QDI is included in the Funds’ Statement of Additional Information. Dividends and capital gains distributions are taxable whether you receive them in cash or reinvest them in additional Fund shares.
Generally, you should avoid investing in a Fund shortly before an anticipated dividend or capital gain distribution. If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. Dividends paid to you may be included in your gross income for tax purposes, even though you may not have participated in the increase in the NAV of the Fund. This is referred to as “buying a dividend.” For example: On December 16, you invest $5,000, buying 250 shares for $20 each. If the Fund pays a distribution of $1 per share on December 17, the Fund’s net asset value per share will drop to $19 (excluding any market value change). You would still have an investment worth only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received — even if you reinvest the distribution in more shares.
When you sell or exchange Fund shares, you generally will realize a capital gain or capital loss in an amount equal to the difference between the net amount of the sale proceeds (or in the case of an exchange, the fair market value of the shares) you receive and your tax basis for the shares that you sell or exchange. Early each year, each Fund will send you information about each Fund’s dividends and distributions and any shares you sold during the previous calendar year unless your account is maintained by a financial intermediary.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) earned by U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
If you do not provide Harbor Funds with your correct social security number or other taxpayer identification number, along with certifications required by the Internal Revenue Service (“IRS”), you may be subject to a backup withholding tax, currently at a rate of 24%, on any dividends and capital gain distributions, redemptions, exchanges and any other payments to you. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (or lower applicable treaty rate) on amounts treated as ordinary dividends or otherwise “withholdable payments” from a Fund, as discussed in more detail in the Funds’ Statement of Additional Information.
Each Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:
■
Postal or other delivery service is unable to deliver checks to the address of record;
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Dividends and capital gains distributions are not cashed within 180 days; or
■
Bank account of record is no longer valid.
Dividends and capital gains distribution checks that are not cashed within 180 days may be reinvested in your account in the same Fund that was the source of the payments at the current day’s NAV. When reinvested, those amounts are subject to the risk of loss like any investment.
Harbor Funds and Shareholder Services do not have any obligation, under any circumstances, to pay interest on dividends or capital gains distributions sent to a shareholder.

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Cost Basis
Shares acquired after January 1, 2012 are referred to as “covered” shares, while shares acquired prior to January 1, 2012 are referred to as “non-covered” shares. For covered shares (except with respect to Harbor Money Market Fund, which is generally exempt from cost basis reporting), Harbor Funds is required to report cost basis information to you as well as the IRS on Form 1099-B. The cost basis information provided to you for non-covered shares will not be reported to the IRS. Both covered and non-covered shares will each receive their own individual cost basis calculation.
Harbor Funds offers average cost basis information, if available, to shareholders for noncovered shares on quarterly statements in addition to the required cost basis information for covered shares. Cost basis information on taxable transactions that represent noncovered shares will be noted on Form 1099-B, but not reported to the IRS.
Under cost basis regulations that began in 2012, you can select a different cost basis method for the covered shares in your Harbor Funds account. You can do this in one of four ways: (1) log in to your Harbor Funds account online and follow the menu steps to select a different cost basis method, (2) complete the Cost Basis Election form through the DocuSign option at harborcapital.com, (3) download the Cost Basis Election form and return that form to Harbor Funds by mail or by fax, or (4) contact Shareholder Services at 800-422-1050 to request that a copy of the Cost Basis Election form be mailed to you for completion and return to Harbor Funds by mail or fax.
If you do not elect a cost basis method, Harbor Funds will use the average cost method for calculating cost basis of your covered shares.
For more information on cost basis and which method is right for you, please contact your tax advisor.

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Investor Services

If you already have a Harbor Funds account, call a Shareholder Services Representative at 800-422-1050 to request an Account Services form to add these features or you may download the form from our website at harborcapital.com.
Online Services
harborcapital.com
Our website is normally available 24 hours a day. It provides you with the ability to access your account information, submit transactions, request forms and applications, and obtain additional information on each of the Harbor funds.
When you establish an account, you will automatically be granted online transaction privileges.
To perform transactions via our website, you must first register for online access in order to authorize us to transmit account information online and to accept online instructions. Go to harborcapital.com to register for online access.
Online transactions are subject to the same minimums and terms as other transactions.
Shareholder Services uses procedures designed to confirm that instructions communicated via online access are genuine, including requiring that certain identifying information be provided, prior to acting upon instructions and sending written confirmation of online transactions. To the extent that Shareholder Services uses reasonable procedures to confirm that instructions received through our website are genuine, Harbor Funds, Shareholder Services and the Distributor are not liable for acting on these instructions.

Telephone Services
800-422-1050
You may contact a Shareholder Services Representative during our normal business hours, Monday through Friday between 8:00 a.m. and 6:00 p.m. Eastern time. When you establish an account, you will be granted telephone transaction privileges unless you specifically instruct us otherwise in writing.
Telephone transactions are subject to the same minimums and terms as other transactions.
Procedures designed to confirm that instructions communicated by telephone are genuine, including requiring that certain identifying information be provided prior to acting upon instructions, recording all telephone instructions and sending written confirmation of telephone instructions, are used by Shareholder Services. To the extent that reasonable procedures are used to confirm that instructions given by telephone are genuine, Harbor Funds, Shareholder Services, or the Distributor will not be liable for acting in accordance with these instructions.

Retirement Accounts
For information on establishing retirement accounts, please call 800-422-1050 or visit our website at harborcapital.com.
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Traditional IRA — An individual retirement account. You may be able to deduct the contribution from taxable income, thereby reducing your current income taxes. Taxes on investment earnings are deferred until the money is withdrawn. Withdrawals are taxed as additional ordinary income when received. Non-deductible contributions, if any, are withdrawn tax-free. Withdrawals before age 59½ are assessed a 10% premature withdrawal penalty in addition to income tax, unless an exception applies. There is no age limit on making contributions to Traditional IRAs. If your 70th birthday is after July 1, 2019, you do not need to take withdrawals until you reach age 72. Those who have already begun taking Required Minimum Distributions (RMDs) must continue to do so.
■
Roth IRA — An individual retirement account. Your contributions are never tax deductible; however, all earnings in the account are tax-free. You do not pay income taxes on qualified withdrawals from your Roth IRA if certain requirements are met. There is no age limitation on making contributions to Roth IRAs and there is no requirement that you begin making minimum withdrawals at any age.
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SEP IRA — A type of Traditional IRA funded by employer contributions. A Harbor Funds Traditional IRA may be used in connection with a Simplified Employee Pension (SEP) plan maintained by your employer. Assets grow tax-deferred and distributions are taxable as income.
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Other Retirement Plans — Harbor funds may be used as an investment option in many other kinds of employer-sponsored retirement plans. All of these accounts need to be established by the trustee of the plan.
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SIMPLE IRA — A Savings Incentive Match Plan for Employees IRA (SIMPLE IRA) is a plan that certain small employers can set up for the benefit of their employees. Harbor Funds does not offer SIMPLE IRAs.

Checkwriting for Harbor Money Market Fund
Harbor Funds offers a Checkwriting Privilege for shareholders in Harbor Money Market Fund. The Checkwriting Privilege is not available on IRAs. Individual checks must be for $250 or more. All checks are presented to State Street Bank and Trust Company (“State Street”) for payment through normal banking channels. These checks may be used in the same manner as any other checks payable through State Street except that they may not be certified and are payable upon review.

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You are not charged for redeeming by check. If you elect this option, you are subject to the procedures, rules and regulations established by State Street with respect to clearance and collection of checks. State Street will not honor checks that are in amounts exceeding the available value of your account at the time the check is presented for payment and will not honor checks drawn against uncollected funds. Since interest in Harbor Money Market Fund is accrued and declared as dividends daily, but dividends are paid monthly, the total value of the Fund may not be determined in advance. Therefore, you may not be able to close your account by check. The Checkwriting Privilege may be terminated at any time by Harbor Funds or State Street upon notice to you. Your cancelled checks will be returned monthly by State Street.
Call a Shareholder Services Representative at 800-422-1050 to request a signature card to add the Checkwriting Privilege to your account.

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Your automatic investment plan, automatic exchange plan, automatic withdrawal plan, or dividend exchange plan may be suspended if postal or other delivery services are unable to deliver the transaction confirmation statements to you at the address of record. In case of a suspended dividend exchange plan, your distributions will be reinvested in the current Fund, and shares represented by such reinvested dividends will not be exchanged.
Automatic Investment Plan
You may direct Harbor Funds to purchase a specific dollar amount of a Fund on a scheduled basis through an ACH transaction by providing valid banking instructions on your account application or Automatic Transactions form.
If your ACH transaction does not clear, your purchase will be cancelled and a service fee of $25 may be deducted from your account. You may also be prohibited from future automatic investment plan purchases.
If you already have a Harbor Funds account, you may: (1) log in to your Harbor Funds account online and follow the menu steps to establish an automatic investment plan, (2) complete the Automatic Transactions form through the DocuSign option at harborcapital.com, (3) download the Automatic Transactions form and return that form to Harbor Funds by mail or by fax, or (4) contact Shareholder Services at 800-422-1050.
By using the automatic investment or exchange plans, you are purchasing shares of a Fund on a scheduled basis without regard to fluctuations in NAV per share. Over time, your average cost per share may be higher or lower than if you tried to time the market. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an effective way to invest for retirement, a home, educational expenses, and other long-term financial goals. See “Dividends, Distributions and Taxes” regarding the potential adverse tax consequences of purchasing shares shortly before an anticipated dividend or capital gains distribution.
Automatic Exchange Plan
You may direct Harbor Funds to automatically exchange between Harbor funds on a scheduled basis. The Harbor fund being exchanged out of and the Harbor fund being exchanged into must already be established with an account balance greater than zero and must continue to meet the minimum requirements for its respective class of shares. Exchanges may be taxable transactions depending on the type of account and you may realize a gain or a loss.
Automatic Withdrawal Plan
You may direct Harbor Funds to withdraw a specific dollar amount on a scheduled basis during the year.
If automatic withdrawals continuously exceed reinvested dividends and capital gain distributions, the account will eventually be depleted. Withdrawals are redemptions of shares and therefore may be taxable transactions depending on the type of account, and you may realize a gain or a loss. To understand how such withdrawals will affect you, you should consult your tax adviser.
Dividend Exchange Plan
You may invest dividends and capital gain distributions from one Harbor fund in shares of another Harbor fund, provided you have opened an account in the other Harbor fund with a balance greater than zero and have satisfied the applicable minimum investment requirements. When dividends and/or capital gain distributions from one Harbor fund are used to purchase shares in another Harbor fund, the shares are purchased on the date the dividends and/or capital gains would have otherwise been paid to you (the “ex-dividend date”) at the share price in effect as of the ex-dividend date. Purchases are credited to your account on the ex-dividend date.

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146

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. Total returns represent the rate that a shareholder would have earned/lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).
HARBOR CAPITAL APPRECIATION FUND
	Retirement Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$99.19	$75.79	$73.98	$75.34	$60.37
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.27)	(0.08)	0.13	0.23	0.16
Net realized and unrealized gain/(loss) on investments	38.73	30.27	8.54	6.50	18.40
Total from investment operations	38.46	30.19	8.67	6.73	18.56
Less Distributions
Dividends from net investment income	—	(0.12)	(0.21)	(0.17)	(0.10)
Distributions from net realized capital gains	(12.76)	(6.67)	(6.65)	(7.92)	(3.49)
Total distributions	(12.76)	(6.79)	(6.86)	(8.09)	(3.59)
Net asset value end of period	124.89	99.19	75.79	73.98	75.34
Net assets end of period (000s)	$11,385,191	$9,549,061	$6,970,617	$5,393,675	$2,892,484
Ratios and Supplemental Data (%)
Total return[b]	41.33%	42.79%	13.73%	9.50%	32.62%
Ratio of total expenses to average net assets^	0.63	0.64	0.63	0.62	0.63
Ratio of net expenses to average net assets[a]	0.57	0.58	0.58	0.57	0.59
Ratio of net investment income/(loss) to average net assets[a]	(0.25)	(0.09)	0.18	0.30	0.23
Portfolio turnover	48	51	40	40	52

	Administrative Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$96.68	$74.15	$72.54	$74.08	$59.50
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.61)	(0.34)	(0.09)	(0.01)	(0.04)
Net realized and unrealized gain/(loss) on investments	37.63	29.54	8.35	6.39	18.11
Total from investment operations	37.02	29.20	8.26	6.38	18.07
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(12.76)	(6.67)	(6.65)	(7.92)	(3.49)
Total distributions	(12.76)	(6.67)	(6.65)	(7.92)	(3.49)
Net asset value end of period	120.94	96.68	74.15	72.54	74.08
Net assets end of period (000s)	$414,600	$420,324	$345,550	$448,241	$493,860
Ratios and Supplemental Data (%)
Total return[b]	40.86%	42.32%	13.35%	9.16%	32.20%
Ratio of total expenses to average net assets^	0.96	0.97	0.96	0.95	0.96
Ratio of net expenses to average net assets[a]	0.90	0.91	0.91	0.90	0.90
Ratio of net investment income/(loss) to average net assets[a]	(0.57)	(0.41)	(0.13)	(0.01)	(0.06)
Portfolio turnover	48	51	40	40	52
See page 189 for notes to the Financial Highlights.

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This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ most recent annual report to shareholders, which is available upon request.

Institutional Class
2021	2020	2019	2018	2017
$99.18	$75.78	$73.97	$75.32	$60.36

(0.36)	(0.14)	0.08	0.18	0.13
38.72	30.26	8.53	6.50	18.38
38.36	30.12	8.61	6.68	18.51

—	(0.05)	(0.15)	(0.11)	(0.06)
(12.76)	(6.67)	(6.65)	(7.92)	(3.49)
(12.76)	(6.72)	(6.80)	(8.03)	(3.55)
124.78	99.18	75.78	73.97	75.32
$28,902,862	$25,579,181	$21,311,587	$22,366,214	$23,896,840

41.22%	42.68%	13.63%	9.44%	32.52%
0.71	0.72	0.71	0.70	0.71
0.65	0.66	0.66	0.65	0.65
(0.33)	(0.16)	0.11	0.23	0.20
48	51	40	40	52

Investor Class
2021	2020	2019	2018	2017
$94.19	$72.48	$71.15	$72.88	$58.66

(0.72)	(0.43)	(0.17)	(0.10)	(0.11)
36.59	28.81	8.15	6.29	17.82
35.87	28.38	7.98	6.19	17.71

—	—	—	—	—
(12.76)	(6.67)	(6.65)	(7.92)	(3.49)
(12.76)	(6.67)	(6.65)	(7.92)	(3.49)
117.30	94.19	72.48	71.15	72.88
$1,564,732	$1,282,355	$1,083,896	$1,327,790	$1,531,809

40.71%	42.15%	13.21%	9.03%	32.04%
1.08	1.09	1.08	1.07	1.08
1.01	1.03	1.03	1.02	1.02
(0.69)	(0.53)	(0.25)	(0.13)	(0.17)
48	51	40	40	52

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Financial Highlights

HARBOR CONVERTIBLE SECURITIES FUND
	Retirement Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$12.49	$10.82	$10.47	$11.27	$10.53
Income from Investment Operations
Net investment income/(loss)[a,e]	0.02	0.07	0.10	0.10	0.14
Net realized and unrealized gain/(loss) on investments	2.43	2.02	0.92	0.19	0.78
Total from investment operations	2.45	2.09	1.02	0.29	0.92
Less Distributions
Dividends from net investment income	(0.09)	(0.09)	(0.18)	(0.09)	(0.18)
Distributions from net realized capital gains	(1.16)	(0.33)	(0.49)	(1.00)	—
Total distributions	(1.25)	(0.42)	(0.67)	(1.09)	(0.18)
Proceeds from redemption fees	—*	—*	—*	—*	—*
Net asset value end of period	13.69	12.49	10.82	10.47	11.27
Net assets end of period (000s)	$41,250	$34,307	$24,697	$25,412	$24,585
Ratios and Supplemental Data (%)
Total return[b]	20.23%	19.93%	10.48%	2.80%	8.81%
Ratio of total expenses to average net assets^	0.73	0.74	0.74	0.74	0.72
Ratio of net expenses to average net assets[a]	0.67	0.69	0.69	0.69	0.67
Ratio of net investment income to average net assets[a]	0.15	0.60	0.98	0.95	1.24
Portfolio turnover	50	101	74	94	102

	Administrative Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$12.46	$10.80	$10.44	$11.26	$10.53
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.02)	0.03	0.07	0.07	0.10
Net realized and unrealized gain/(loss) on investments	2.42	2.01	0.91	0.17	0.77
Total from investment operations	2.40	2.04	0.98	0.24	0.87
Less Distributions
Dividends from net investment income	(0.07)	(0.05)	(0.13)	(0.06)	(0.14)
Distributions from net realized capital gains	(1.16)	(0.33)	(0.49)	(1.00)	—
Total distributions	(1.23)	(0.38)	(0.62)	(1.06)	(0.14)
Proceeds from redemption fees	—*	—*	—*	—*	—*
Net asset value end of period	13.63	12.46	10.80	10.44	11.26
Net assets end of period (000s)	$85	$70	$59	$53	$395
Ratios and Supplemental Data (%)
Total return[b]	19.87%	19.48%	10.11%	2.27%	8.37%
Ratio of total expenses to average net assets^	1.06	1.07	1.07	1.07	1.04
Ratio of net expenses to average net assets[a]	1.00	1.02	1.02	1.01	1.00
Ratio of net investment income to average net assets[a]	(0.18)	0.29	0.64	0.63	0.93
Portfolio turnover	50	101	74	94	102
See page 189 for notes to the Financial Highlights.

149

Institutional Class
2021	2020	2019	2018	2017
$12.48	$10.83	$10.48	$11.27	$10.53

0.01	0.06	0.09	0.09	0.13
2.43	2.00	0.92	0.20	0.78
2.44	2.06	1.01	0.29	0.91

(0.08)	(0.08)	(0.17)	(0.08)	(0.17)
(1.16)	(0.33)	(0.49)	(1.00)	—
(1.24)	(0.41)	(0.66)	(1.08)	(0.17)
—*	—*	—*	—*	—*
13.68	12.48	10.83	10.48	11.27
$161,772	$117,269	$114,130	$93,424	$87,391

20.18%	19.63%	10.39%	2.82%	8.74%
0.81	0.82	0.82	0.82	0.79
0.75	0.77	0.77	0.76	0.76
0.06	0.55	0.89	0.88	1.18
50	101	74	94	102

Investor Class
2021	2020	2019	2018	2017
$12.46	$10.80	$10.45	$11.25	$10.52

(0.04)	0.02	0.05	0.05	0.09
2.43	2.00	0.92	0.19	0.77
2.39	2.02	0.97	0.24	0.86

(0.07)	(0.03)	(0.13)	(0.04)	(0.13)
(1.16)	(0.33)	(0.49)	(1.00)	—
(1.23)	(0.36)	(0.62)	(1.04)	(0.13)
—*	—*	—*	—*	—*
13.62	12.46	10.80	10.45	11.25
$2,853	$2,420	$2,066	$1,861	$2,015

19.76%	19.33%	9.99%	2.35%	8.26%
1.17	1.19	1.19	1.19	1.16
1.11	1.14	1.14	1.13	1.12
(0.29)	0.17	0.52	0.51	0.81
50	101	74	94	102

150

Financial Highlights

HARBOR CORE BOND FUND
	Retirement Class
Year Ended October 31,	2021	2020	2019	2018[j]
Net asset value beginning of period	$11.06	$10.64	$9.84	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.19	0.26	0.31	0.12
Net realized and unrealized gain/(loss) on investments	(0.19)	0.50	0.79	(0.19)
Total from investment operations	—	0.76	1.10	(0.07)
Less Distributions
Dividends from net investment income	(0.23)	(0.27)	(0.30)	(0.09)
Distributions from net realized capital gains	(0.22)	(0.07)	—	—
Total distributions	(0.45)	(0.34)	(0.30)	(0.09)
Net asset value end of period	10.61	11.06	10.64	9.84
Net assets end of period (000s)	$36,557	$29,428	$5,298	$3,061
Ratios and Supplemental Data (%)
Total return[b]	(0.01)%	7.36%	11.34%	(0.73)%[c]
Ratio of total expenses to average net assets^	0.43	0.43	0.45	0.77[d]
Ratio of net expenses to average net assets[a]	0.37	0.37	0.37	0.37[d]
Ratio of net investment income to average net assets[a]	1.77	2.35	2.98	2.98[d]
Portfolio turnover	47	70	61	97[c]
See page 189 for notes to the Financial Highlights.

151

Institutional Class
2021	2020	2019	2018[j]
$11.06	$10.64	$9.84	$10.00

0.18	0.26	0.30	0.12
(0.19)	0.50	0.79	(0.19)
(0.01)	0.76	1.09	(0.07)

(0.22)	(0.27)	(0.29)	(0.09)
(0.22)	(0.07)	—	—
(0.44)	(0.34)	(0.29)	(0.09)
10.61	11.06	10.64	9.84
$105,931	$86,173	$79,458	$52,249

(0.09)%	7.28%	11.26%	(0.75)%[c]
0.51	0.51	0.53	0.85[d]
0.45	0.45	0.45	0.45[d]
1.70	2.35	2.89	2.86[d]
47	70	61	97[c]

152

Financial Highlights

HARBOR CORE PLUS FUND (formerly HARBOR BOND FUND)
	Retirement Class
Year Ended October 31,	2021	2020	2019	2018[j]
Net asset value beginning of period	$12.35	$11.90	$11.09	$11.28
Income from Investment Operations
Net investment income/(loss)[a,e]	0.32	0.31	0.38	0.16
Net realized and unrealized gain/(loss) on investments	(0.21)	0.49	0.80	(0.16)
Total from investment operations	0.11	0.80	1.18	—*
Less Distributions
Dividends from net investment income	(0.27)	(0.35)	(0.37)	(0.19)
Distributions from net realized capital gains	(0.13)	—	—	—
Total distributions	(0.40)	(0.35)	(0.37)	(0.19)
Net asset value end of period	12.06	12.35	11.90	11.09
Net assets end of period (000s)	$172,699	$166,740	$12,802	$6,921
Ratios and Supplemental Data (%)
Total return[b]	0.88%	6.82%	10.84%	0.01%[c]
Ratio of total expenses to average net assets^	0.53	0.58	1.06	1.16[d]
Ratio of net expenses to average net assets[a]	0.43	0.48	0.96	1.06[d]
Ratio of net expenses excluding interest expense to average net assets[a]	0.43	0.43	0.43	0.43[d]
Ratio of net investment income to average net assets[a]	2.63	2.56	3.30	3.44[d]
Portfolio turnover	370	558	644	674[c]

	Administrative Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$12.37	$11.92	$11.11	$11.69	$11.89
Income from Investment Operations
Net investment income/(loss)[a,e]	0.28	0.28	0.35	0.31	0.34
Net realized and unrealized gain/(loss) on investments	(0.21)	0.48	0.79	(0.53)	(0.05)
Total from investment operations	0.07	0.76	1.14	(0.22)	0.29
Less Distributions
Dividends from net investment income	(0.23)	(0.31)	(0.33)	(0.36)	(0.32)
Distributions from net realized capital gains	(0.13)	—	—	—	(0.17)
Total distributions	(0.36)	(0.31)	(0.33)	(0.36)	(0.49)
Net asset value end of period	12.08	12.37	11.92	11.11	11.69
Net assets end of period (000s)	$17,270	$18,302	$19,498	$31,111	$30,376
Ratios and Supplemental Data (%)
Total return[b]	0.54%	6.44%	10.44%	(1.88)%	2.56%
Ratio of total expenses to average net assets^	0.86	0.97	1.39	1.16	0.88
Ratio of net expenses to average net assets[a]	0.76	0.87	1.29	1.06	0.79
Ratio of net expenses excluding interest expense to average net assets[a]	0.76	0.76	0.76	0.76	0.76
Ratio of net investment income to average net assets[a]	2.29	2.32	3.01	2.69	2.90
Portfolio turnover	370	558	644	674	654
See page 189 for notes to the Financial Highlights.

153

Institutional Class
2021	2020	2019	2018	2017
$12.36	$11.91	$11.10	$11.68	$11.88

0.31	0.31	0.37	0.33	0.36
(0.21)	0.48	0.80	(0.52)	(0.04)
0.10	0.79	1.17	(0.19)	0.32

(0.26)	(0.34)	(0.36)	(0.39)	(0.35)
(0.13)	—	—	—	(0.17)
(0.39)	(0.34)	(0.36)	(0.39)	(0.52)
12.07	12.36	11.91	11.10	11.68
$1,376,349	$1,844,961	$1,958,600	$1,899,680	$2,159,390

0.79%	6.72%	10.74%	(1.63)%	2.82%
0.61	0.73	1.14	0.90	0.63
0.51	0.62	1.04	0.80	0.54
0.51	0.51	0.51	0.51	0.51
2.52	2.58	3.23	2.93	3.15
370	558	644	674	654

154

Financial Highlights

HARBOR DISRUPTIVE INNOVATION FUND (FORMERLY, HARBOR MID CAP GROWTH FUND)
	Retirement Class
Year Ended October 31,	2021[i]	2020	2019	2018	2017
Net asset value beginning of period	$12.93	$10.91	$10.88	$11.25	$8.58
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.08)	(0.06)	(0.04)	(0.03)	0.01
Net realized and unrealized gain/(loss) on investments	3.48	4.25	1.85	0.88	2.66
Total from investment operations	3.40	4.19	1.81	0.85	2.67
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(1.93)	(2.17)	(1.78)	(1.22)	—
Total distributions	(1.93)	(2.17)	(1.78)	(1.22)	—
Net asset value end of period	14.40	12.93	10.91	10.88	11.25
Net assets end of period (000s)	$64,310	$64,242	$31,265	$144,137	$127,446
Ratios and Supplemental Data (%)
Total return[b]	27.41%	46.03%	21.38%	8.02%	31.12%
Ratio of total expenses to average net assets^	0.85	0.83	0.82	0.80	0.81
Ratio of net expenses to average net assets[a]	0.74	0.79	0.81	0.80	0.81
Ratio of net investment income/(loss) to average net assets[a]	(0.56)	(0.53)	(0.37)	(0.28)	0.07
Portfolio turnover	182	113	70	85	87

	Administrative Class
Year Ended October 31,	2021[i]	2020	2019	2018	2017
Net asset value beginning of period	$11.93	$10.26	$10.37	$10.81	$8.27
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.11)	(0.08)	(0.06)	(0.06)	(0.04)
Net realized and unrealized gain/(loss) on investments	3.19	3.92	1.73	0.84	2.58
Total from investment operations	3.08	3.84	1.67	0.78	2.54
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(1.93)	(2.17)	(1.78)	(1.22)	—
Total distributions	(1.93)	(2.17)	(1.78)	(1.22)	—
Net asset value end of period	13.08	11.93	10.26	10.37	10.81
Net assets end of period (000s)	$5,518	$3,666	$2,687	$26,936	$110,114
Ratios and Supplemental Data (%)
Total return[b]	26.98%	45.42%	21.04%	7.68%	30.71%
Ratio of total expenses to average net assets^	1.17	1.16	1.15	1.13	1.13
Ratio of net expenses to average net assets[a]	1.06	1.12	1.14	1.12	1.12
Ratio of net investment income/(loss) to average net assets[a]	(0.88)	(0.84)	(0.66)	(0.55)	(0.45)
Portfolio turnover	182	113	70	85	87
See page 189 for notes to the Financial Highlights.

155

Institutional Class
2021[i]	2020	2019	2018	2017
$12.87	$10.88	$10.86	$11.24	$8.58

(0.09)	(0.06)	(0.05)	(0.04)	(0.01)
3.46	4.22	1.85	0.88	2.67
3.37	4.16	1.80	0.84	2.66

—	—	—	—	—
(1.93)	(2.17)	(1.78)	(1.22)	—
(1.93)	(2.17)	(1.78)	(1.22)	—
14.31	12.87	10.88	10.86	11.24
$220,842	$236,863	$198,544	$158,680	$145,914

27.29%	45.84%	21.32%	7.94%	31.00%
0.93	0.91	0.90	0.88	0.88
0.82	0.87	0.89	0.87	0.87
(0.64)	(0.58)	(0.48)	(0.36)	(0.14)
182	113	70	85	87

Investor Class
2021[i]	2020	2019	2018	2017
$11.37	$9.88	$10.07	$10.54	$8.07

(0.12)	(0.09)	(0.08)	(0.08)	(0.04)
3.04	3.75	1.67	0.83	2.51
2.92	3.66	1.59	0.75	2.47

—	—	—	—	—
(1.93)	(2.17)	(1.78)	(1.22)	—
(1.93)	(2.17)	(1.78)	(1.22)	—
12.36	11.37	9.88	10.07	10.54
$56,531	$36,399	$20,891	$16,929	$20,121

26.88%	45.32%	20.83%	7.57%	30.61%
1.29	1.28	1.27	1.25	1.25
1.17	1.24	1.26	1.24	1.24
(0.99)	(0.96)	(0.85)	(0.72)	(0.48)
182	113	70	85	87

156

Financial Highlights

HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
	Retirement Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$10.25	$11.17	$10.41	$11.79	$9.77
Income from Investment Operations
Net investment income/(loss)[a,e]	0.21	0.14	0.26	0.21	0.14
Net realized and unrealized gain/(loss) on investments	3.50	(0.81)	0.92	(1.19)	2.01
Total from investment operations	3.71	(0.67)	1.18	(0.98)	2.15
Less Distributions
Dividends from net investment income	(0.13)	(0.25)	(0.13)	(0.12)	(0.13)
Distributions from net realized capital gains	—	—	(0.29)	(0.28)	—
Total distributions	(0.13)	(0.25)	(0.42)	(0.40)	(0.13)
Net asset value end of period	13.83	10.25	11.17	10.41	11.79
Net assets end of period (000s)	$853,454	$533,318	$499,288	$420,056	$92,442
Ratios and Supplemental Data (%)
Total return[b]	36.32%	(6.25)%	11.99%	(8.55)%	22.35%
Ratio of total expenses to average net assets^	0.84	0.85	0.87	0.90	0.99
Ratio of net expenses to average net assets[a]	0.71	0.70	0.68	0.74	0.77
Ratio of net investment income/(loss) to average net assets[a]	1.54	1.32	2.42	1.87	1.27
Portfolio turnover	51	25	22	42	46

	Administrative Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$10.22	$11.14	$10.39	$11.76	$9.75
Income from Investment Operations
Net investment income/(loss)[a,e]	0.16	0.10	0.22	0.22	0.14
Net realized and unrealized gain/(loss) on investments	3.48	(0.80)	0.92	(1.22)	1.97
Total from investment operations	3.64	(0.70)	1.14	(1.00)	2.11
Less Distributions
Dividends from net investment income	(0.09)	(0.22)	(0.10)	(0.09)	(0.10)
Distributions from net realized capital gains	—	—	(0.29)	(0.28)	—
Total distributions	(0.09)	(0.22)	(0.39)	(0.37)	(0.10)
Net asset value end of period	13.77	10.22	11.14	10.39	11.76
Net assets end of period (000s)	$9,213	$6,446	$6,800	$5,734	$310
Ratios and Supplemental Data (%)
Total return[b]	35.76%	(6.54)%	11.58%	(8.76)%	21.91%
Ratio of total expenses to average net assets^	1.17	1.18	1.20	1.23	1.32
Ratio of net expenses to average net assets[a]	1.04	1.03	1.01	1.06	1.10
Ratio of net investment income/(loss) to average net assets[a]	1.17	0.99	2.06	1.96	1.29
Portfolio turnover	51	25	22	42	46
See page 189 for notes to the Financial Highlights.

157

Institutional Class
2021	2020	2019	2018	2017
$10.25	$11.17	$10.41	$11.79	$9.77

0.19	0.13	0.25	0.20	0.17
3.50	(0.81)	0.92	(1.18)	1.98
3.69	(0.68)	1.17	(0.98)	2.15

(0.12)	(0.24)	(0.12)	(0.12)	(0.13)
—	—	(0.29)	(0.28)	—
(0.12)	(0.24)	(0.41)	(0.40)	(0.13)
13.82	10.25	11.17	10.41	11.79
$332,503	$247,212	$257,860	$238,470	$225,473

36.12%	(6.33)%	11.90%	(8.62)%	22.29%
0.92	0.93	0.95	0.98	1.07
0.79	0.78	0.76	0.82	0.85
1.43	1.25	2.34	1.72	1.59
51	25	22	42	46

Investor Class
2021	2020	2019	2018	2017
$10.17	$11.08	$10.33	$11.71	$9.74

0.14	0.09	0.21	0.15	0.14
3.47	(0.80)	0.91	(1.17)	1.96
3.61	(0.71)	1.12	(1.02)	2.10

(0.08)	(0.20)	(0.08)	(0.08)	(0.13)
—	—	(0.29)	(0.28)	—
(0.08)	(0.20)	(0.37)	(0.36)	(0.13)
13.70	10.17	11.08	10.33	11.71
$10,072	$7,037	$9,122	$5,456	$5,195

35.56%	(6.58)%	11.43%	(8.93)%	21.82%
1.29	1.30	1.32	1.35	1.44
1.15	1.15	1.13	1.19	1.22
1.07	0.86	1.99	1.34	1.31
51	25	22	42	46

158

Financial Highlights

HARBOR EMERGING MARKETS EQUITY FUND
	Retirement Class
Year Ended October 31,	2021	2020[p]	2019	2018	2017
Net asset value beginning of period	$10.89	$11.01	$9.57	$10.83	$8.59
Income from Investment Operations
Net investment income/(loss)[a,e]	0.14	0.07	0.21	0.12	0.13
Net realized and unrealized gain/(loss) on investments	3.52	(0.02)	1.32	(1.27)	2.21
Total from investment operations	3.66	0.05	1.53	(1.15)	2.34
Less Distributions
Dividends from net investment income	(0.13)	(0.17)	(0.09)	(0.11)	(0.10)
Distributions from net realized capital gains	(3.27)	—	—	—	—
Total distributions	(3.40)	(0.17)	(0.09)	(0.11)	(0.10)
Net asset value end of period	11.15	10.89	11.01	9.57	10.83
Net assets end of period (000s)	$18,760	$28,935	$49,052	$12,146	$4,232
Ratios and Supplemental Data (%)
Total return[b]	35.64%	0.36%	16.21%	(10.71)%	27.62%
Ratio of total expenses to average net assets^	1.47	1.25	1.22	1.26	1.35
Ratio of net expenses to average net assets[a]	0.88	0.93	1.02	1.07	1.08
Ratio of net investment income/(loss) to average net assets[a]	1.24	0.63	2.05	1.16	1.32
Portfolio turnover	103	122	53	56	59

	Administrative Class
Year Ended October 31,	2021	2020[p]	2019	2018	2017
Net asset value beginning of period	$11.15	$11.14	$9.55	$10.80	$8.58
Income from Investment Operations
Net investment income/(loss)[a,e]	0.11	(0.01)	0.02	0.08	0.08
Net realized and unrealized gain/(loss) on investments	3.58	0.02	1.62	(1.25)	2.22
Total from investment operations	3.69	0.01	1.64	(1.17)	2.30
Less Distributions
Dividends from net investment income	(0.11)	—	(0.05)	(0.08)	(0.08)
Distributions from net realized capital gains	(3.27)	—	—	—	—
Total distributions	(3.38)	—	(0.05)	(0.08)	(0.08)
Net asset value end of period	11.46	11.15	11.14	9.55	10.80
Net assets end of period (000s)	$20	$21	$5	$249	$275
Ratios and Supplemental Data (%)
Total return[b]	34.96%	0.09%	17.30%	(10.91)%	27.04%
Ratio of total expenses to average net assets^	1.80	1.56	1.54	1.59	1.68
Ratio of net expenses to average net assets[a]	1.21	1.25	1.40	1.40	1.40
Ratio of net investment income/(loss) to average net assets[a]	0.94	(0.12)	0.16	0.77	0.85
Portfolio turnover	103	122	53	56	59
See page 189 for notes to the Financial Highlights.

159

Institutional Class
2021	2020[p]	2019	2018	2017
$10.89	$11.01	$9.57	$10.83	$8.59

0.14	0.08	0.12	0.14	0.11
3.49	(0.04)	1.41	(1.30)	2.22
3.63	0.04	1.53	(1.16)	2.33

(0.09)	(0.16)	(0.09)	(0.10)	(0.09)
(3.27)	—	—	—	—
(3.36)	(0.16)	(0.09)	(0.10)	(0.09)
11.16	10.89	11.01	9.57	10.83
$18,810	$16,009	$49,891	$58,271	$51,849

35.37%	0.28%	16.13%	(10.77)%	27.54%
1.55	1.33	1.30	1.34	1.43
0.96	1.01	1.12	1.15	1.15
1.23	0.74	1.13	1.28	1.13
103	122	53	56	59

Investor Class
2021	2020[p]	2019	2018	2017
$10.85	$10.96	$9.53	$10.78	$8.56

0.10	0.01	0.09	0.09	0.07
3.49	—*	1.39	(1.27)	2.22
3.59	0.01	1.48	(1.18)	2.29

(0.08)	(0.12)	(0.05)	(0.07)	(0.07)
(3.27)	—	—	—	—
(3.35)	(0.12)	(0.05)	(0.07)	(0.07)
11.09	10.85	10.96	9.53	10.78
$6,839	$4,561	$519	$614	$700

34.94%	—%	15.56%	(11.03)%	27.00%
1.91	1.69	1.67	1.71	1.80
1.32	1.37	1.49	1.52	1.52
0.85	0.14	0.87	0.82	0.75
103	122	53	56	59

160

Financial Highlights

HARBOR FOCUSED INTERNATIONAL FUND
	Retirement Class			Institutional Class
Year Ended October 31,	2021	2020	2019[l]	2021	2020	2019[l]
Net asset value beginning of period	$11.94	$10.78	$10.00	$11.93	$10.78	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.03	0.06	0.03	0.02	0.05	0.02
Net realized and unrealized gain/(loss) on investments	2.61	1.17	0.75	2.61	1.16	0.76
Total from investment operations	2.64	1.23	0.78	2.63	1.21	0.78
Less Distributions
Dividends from net investment income	(0.04)	(0.02)	—	(0.03)	(0.01)	—
Distributions from net realized capital gains	(0.14)	(0.05)	—	(0.14)	(0.05)	—
Total distributions	(0.18)	(0.07)	—	(0.17)	(0.06)	—
Net asset value end of period	14.40	11.94	10.78	14.39	11.93	10.78
Net assets end of period (000s)	$22,546	$17,928	$13,696	$25,276	$20,040	$13,833
Ratios and Supplemental Data (%)
Total return[b]	22.25%	11.46%	7.80%[c]	22.10%	11.40%	7.80%[c]
Ratio of total expenses to average net assets^	1.01	1.01	2.15[d]	1.09	1.09	2.23[d]
Ratio of net expenses to average net assets[a]	0.77	0.77	0.77[d]	0.85	0.85	0.85[d]
Ratio of net investment income/(loss) to average net assets[a]	0.23	0.50	0.60[d]	0.15	0.41	0.52[d]
Portfolio turnover	46	33	23[c]	46	33	23[c]
See page 189 for notes to the Financial Highlights.

161

Investor Class
2021	2020	2019[l]
$11.89	$10.76	$10.00

(0.03)	0.01	0.01
2.59	1.17	0.75
2.56	1.18	0.76

—	—	—
(0.14)	(0.05)	—
(0.14)	(0.05)	—
14.31	11.89	10.76
$113	$39	$34

21.65%	11.03%	7.60%[c]
1.45	1.46	2.60[d]
1.21	1.22	1.22[d]
(0.20)	0.08	0.15[d]
46	33	23[c]

162

Financial Highlights

HARBOR GLOBAL LEADERS FUND
	Retirement Class
Year Ended October 31,	2021	2020	2019	2018	2017[m]
Net asset value beginning of period	$33.89	$30.81	$25.52	$25.33	$20.29
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.09)	0.02	0.13	0.02	0.08
Net realized and unrealized gain/(loss) on investments	10.84	4.89	5.76	2.40	4.96
Total from investment operations	10.75	4.91	5.89	2.42	5.04
Less Distributions
Dividends from net investment income	—	(0.09)	—	(0.03)	—
Distributions from net realized capital gains	(2.83)	(1.74)	(0.60)	(2.20)	—
Total distributions	(2.83)	(1.83)	(0.60)	(2.23)	—
Net asset value end of period	41.81	33.89	30.81	25.52	25.33
Net assets end of period (000s)	$24,324	$17,703	$12,245	$6,846	$4,376
Ratios and Supplemental Data (%)
Total return[b]	33.12%	16.56%	23.72%	10.01%	24.84%
Ratio of total expenses to average net assets^	0.87	0.90	0.92	0.96	1.13
Ratio of net expenses to average net assets[a]	0.78	0.78	0.80	0.82	0.83
Ratio of net investment income/(loss) to average net assets[a]	(0.24)	0.07	0.46	0.09	0.32
Portfolio turnover	27	55	47	20	123

	Administrative Class
Year Ended October 31,	2021	2020	2019	2018	2017[m]
Net asset value beginning of period	$33.10	$30.15	$25.06	$24.97	$20.06
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.22)	(0.08)	0.06	(0.05)	(0.04)
Net realized and unrealized gain/(loss) on investments	10.58	4.77	5.63	2.34	4.95
Total from investment operations	10.36	4.69	5.69	2.29	4.91
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(2.83)	(1.74)	(0.60)	(2.20)	—
Total distributions	(2.83)	(1.74)	(0.60)	(2.20)	—
Net asset value end of period	40.63	33.10	30.15	25.06	24.97
Net assets end of period (000s)	$1,757	$2,067	$3,050	$1,111	$1,204
Ratios and Supplemental Data (%)
Total return[b]	32.71%	16.13%	23.35%	9.61%	24.48%
Ratio of total expenses to average net assets^	1.20	1.23	1.25	1.29	1.46
Ratio of net expenses to average net assets[a]	1.11	1.11	1.13	1.15	1.15
Ratio of net investment income/(loss) to average net assets[a]	(0.58)	(0.25)	0.22	(0.21)	(0.13)
Portfolio turnover	27	55	47	20	123
See page 189 for notes to the Financial Highlights.

163

Institutional Class
2021	2020	2019	2018	2017[m]
$33.80	$30.75	$25.49	$25.31	$20.29

(0.13)	—*	0.11	0.01	0.03
10.83	4.86	5.75	2.38	4.99
10.70	4.86	5.86	2.39	5.02

—	(0.07)	—	(0.01)	—
(2.83)	(1.74)	(0.60)	(2.20)	—
(2.83)	(1.81)	(0.60)	(2.21)	—
41.67	33.80	30.75	25.49	25.31
$90,307	$78,120	$72,429	$33,574	$29,034

33.02%	16.46%	23.63%	9.90%	24.74%
0.95	0.98	1.00	1.04	1.21
0.86	0.86	0.88	0.90	0.90
(0.33)	0.01	0.37	0.03	0.14
27	55	47	20	123

Investor Class
2021	2020	2019	2018	2017[m]
$32.59	$29.74	$24.76	$24.72	$19.89

(0.25)	(0.11)	(0.01)	(0.09)	(0.06)
10.39	4.70	5.59	2.33	4.89
10.14	4.59	5.58	2.24	4.83

—	—	—	—	—
(2.83)	(1.74)	(0.60)	(2.20)	—
(2.83)	(1.74)	(0.60)	(2.20)	—
39.90	32.59	29.74	24.76	24.72
$26,160	$20,865	$18,748	$12,416	$11,364

32.53%	16.01%	23.18%	9.50%	24.28%
1.31	1.35	1.37	1.41	1.58
1.22	1.23	1.25	1.27	1.27
(0.69)	(0.35)	(0.03)	(0.35)	(0.25)
27	55	47	20	123

164

Financial Highlights

HARBOR HIGH-YIELD BOND FUND
	Retirement Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$9.55	$9.88	$9.69	$10.22	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.42	0.47	0.54	0.54	0.55
Net realized and unrealized gain/(loss) on investments	0.49	(0.28)	0.22	(0.49)	0.25
Total from investment operations	0.91	0.19	0.76	0.05	0.80
Less Distributions
Dividends from net investment income	(0.51)	(0.52)	(0.57)	(0.58)	(0.58)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.51)	(0.52)	(0.57)	(0.58)	(0.58)
Proceeds from redemption fees	—*	—*	—*	—*	—*
Net asset value end of period	9.95	9.55	9.88	9.69	10.22
Net assets end of period (000s)	$83,594	$114,145	$73,676	$303,627	$41,975
Ratios and Supplemental Data (%)
Total return[b]	9.64%	2.18%	8.13%	0.54%	8.23%
Ratio of total expenses to average net assets^	0.66	0.66	0.65	0.61	0.65
Ratio of net expenses to average net assets[a]	0.56	0.57	0.56	0.53	0.61
Ratio of net investment income to average net assets[a]	4.21	4.88	5.53	5.50	5.44
Portfolio turnover	126	128	80	53	56

	Administrative Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$9.59	$9.92	$9.71	$10.25	$10.01
Income from Investment Operations
Net investment income/(loss)[a,e]	0.39	0.44	0.50	0.52	0.53
Net realized and unrealized gain/(loss) on investments	0.50	(0.28)	0.25	(0.51)	0.25
Total from investment operations	0.89	0.16	0.75	0.01	0.78
Less Distributions
Dividends from net investment income	(0.48)	(0.49)	(0.54)	(0.55)	(0.54)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.48)	(0.49)	(0.54)	(0.55)	(0.54)
Proceeds from redemption fees	—*	—*	—*	—*	—*
Net asset value end of period	10.00	9.59	9.92	9.71	10.25
Net assets end of period (000s)	$715	$668	$686	$1,374	$1,753
Ratios and Supplemental Data (%)
Total return[b]	9.35%	1.82%	7.91%	0.10%	7.98%
Ratio of total expenses to average net assets^	0.99	0.99	0.98	0.94	0.97
Ratio of net expenses to average net assets[a]	0.89	0.90	0.89	0.86	0.92
Ratio of net investment income to average net assets[a]	3.85	4.60	5.13	5.18	5.20
Portfolio turnover	126	128	80	53	56
See page 189 for notes to the Financial Highlights.

165

Institutional Class
2021	2020	2019	2018	2017
$9.55	$9.88	$9.68	$10.21	$9.99

0.41	0.46	0.52	0.54	0.55
0.49	(0.28)	0.25	(0.51)	0.24
0.90	0.18	0.77	0.03	0.79

(0.50)	(0.51)	(0.57)	(0.57)	(0.57)
—	—	—	—	—
(0.50)	(0.51)	(0.57)	(0.57)	(0.57)
—*	—*	—*	0.01	—*
9.95	9.55	9.88	9.68	10.21
$254,241	$287,242	$398,320	$470,204	$1,387,213

9.55%	2.09%	8.16%	0.45%	8.16%
0.74	0.74	0.73	0.69	0.72
0.64	0.65	0.64	0.62	0.67
4.12	4.86	5.35	5.40	5.43
126	128	80	53	56

Investor Class
2021	2020	2019	2018	2017
$9.57	$9.91	$9.71	$10.24	$10.01

0.38	0.43	0.49	0.50	0.52
0.50	(0.29)	0.24	(0.49)	0.24
0.88	0.14	0.73	0.01	0.76

(0.46)	(0.48)	(0.53)	(0.54)	(0.53)
—	—	—	—	—
(0.46)	(0.48)	(0.53)	(0.54)	(0.53)
—*	—*	—*	—*	—*
9.99	9.57	9.91	9.71	10.24
$22,845	$25,613	$18,993	$31,549	$42,753

9.31%	1.59%	7.72%	0.08%	7.79%
1.11	1.11	1.10	1.06	1.09
1.01	1.02	1.01	0.98	1.04
3.75	4.44	5.00	5.05	5.08
126	128	80	53	56

166

Financial Highlights

HARBOR INTERNATIONAL FUND
	Retirement Class
Year Ended October 31,	2021	2020	2019	2018[n]	2017
Net asset value beginning of period	$36.52	$39.00	$58.31	$69.91	$60.32
Income from Investment Operations
Net investment income/(loss)[a,e]	0.72	0.91	0.91	1.21	0.94
Net realized and unrealized gain/(loss) on investments	11.73	(2.10)	1.62	(8.51)	9.85
Total from investment operations	12.45	(1.19)	2.53	(7.30)	10.79
Less Distributions
Dividends from net investment income	(0.50)	(1.29)	(0.97)	(1.30)	(1.20)
Distributions from net realized capital gains	—	—	(20.87)	(3.00)	—
Total distributions	(0.50)	(1.29)	(21.84)	(4.30)	(1.20)
Net asset value end of period	48.47	36.52	39.00	58.31	69.91
Net assets end of period (000s)	$872,647	$871,743	$1,299,776	$2,703,360	$2,657,442
Ratios and Supplemental Data (%)
Total return[b]	34.23%	(3.35)%	10.29%	(11.24)%	18.30%
Ratio of total expenses to average net assets^	0.80	1.61[q]	0.80	0.74	0.74
Ratio of net expenses to average net assets[a]	0.69	0.69[q]	0.67	0.64	0.73
Ratio of net investment income/(loss) to average net assets[a]	1.55	2.52[q]	2.33	1.80	1.42
Portfolio turnover	21	12	12	64	13

	Administrative Class
Year Ended October 31,	2021	2020	2019	2018[n]	2017
Net asset value beginning of period	$36.78	$39.26	$58.08	$69.57	$59.99
Income from Investment Operations
Net investment income/(loss)[a,e]	0.57	0.47	0.76	0.88	0.79
Net realized and unrealized gain/(loss) on investments	11.84	(1.81)	1.70	(8.37)	9.77
Total from investment operations	12.41	(1.34)	2.46	(7.49)	10.56
Less Distributions
Dividends from net investment income	(0.24)	(1.14)	(0.41)	(1.00)	(0.98)
Distributions from net realized capital gains	—	—	(20.87)	(3.00)	—
Total distributions	(0.24)	(1.14)	(21.28)	(4.00)	(0.98)
Net asset value end of period	48.95	36.78	39.26	58.08	69.57
Net assets end of period (000s)	$15,464	$15,825	$70,981	$90,009	$398,584
Ratios and Supplemental Data (%)
Total return[b]	33.80%	(3.67)%	9.94%	(11.53)%	17.93%
Ratio of total expenses to average net assets^	1.13	1.65[q]	1.13	1.07	1.06
Ratio of net expenses to average net assets[a]	1.02	1.02[q]	1.00	0.97	1.05
Ratio of net investment income/(loss) to average net assets[a]	1.22	1.25[q]	1.94	1.30	1.22
Portfolio turnover	21	12	12	64	13
See page 189 for notes to the Financial Highlights.

167

Institutional Class
2021	2020	2019	2018[n]	2017
$36.64	$39.12	$58.31	$69.90	$60.30

0.70	0.92	0.84	1.04	0.97
11.76	(2.15)	1.67	(8.39)	9.79
12.46	(1.23)	2.51	(7.35)	10.76

(0.46)	(1.25)	(0.83)	(1.24)	(1.16)
—	—	(20.87)	(3.00)	—
(0.46)	(1.25)	(21.70)	(4.24)	(1.16)
48.64	36.64	39.12	58.31	69.90
$3,307,683	$2,750,824	$3,814,616	$8,577,147	$27,401,853

34.15%	(3.43)%	10.18%	(11.31)%	18.24%
0.88	1.76[q]	0.88	0.82	0.81
0.77	0.77[q]	0.75	0.72	0.80
1.50	2.52[q]	2.11	1.53	1.51
21	12	12	64	13

Investor Class
2021	2020	2019	2018[n]	2017
$36.22	$38.65	$57.66	$69.14	$59.61

0.52	0.75	0.70	0.81	0.72
11.64	(2.12)	1.65	(8.33)	9.71
12.16	(1.37)	2.35	(7.52)	10.43

(0.30)	(1.06)	(0.49)	(0.96)	(0.90)
—	—	(20.87)	(3.00)	—
(0.30)	(1.06)	(21.36)	(3.96)	(0.90)
48.08	36.22	38.65	57.66	69.14
$374,773	$323,686	$510,270	$895,711	$1,798,228

33.66%	(3.79)%	9.80%	(11.65)%	17.79%
1.25	2.10[q]	1.25	1.19	1.18
1.13	1.14[q]	1.12	1.09	1.17
1.13	2.06[q]	1.80	1.21	1.13
21	12	12	64	13

168

Financial Highlights

HARBOR INTERNATIONAL GROWTH FUND
	Retirement Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$19.10	$16.14	$13.70	$15.71	$12.90
Income from Investment Operations
Net investment income/(loss)[a,e]	0.02	0.03	0.30	0.17	0.17
Net realized and unrealized gain/(loss) on investments	4.56	3.25	2.25	(1.99)	2.81
Total from investment operations	4.58	3.28	2.55	(1.82)	2.98
Less Distributions
Dividends from net investment income	(0.15)	(0.32)	(0.11)	(0.19)	(0.17)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.15)	(0.32)	(0.11)	(0.19)	(0.17)
Net asset value end of period	23.53	19.10	16.14	13.70	15.71
Net assets end of period (000s)	$147,545	$163,202	$143,276	$93,815	$24,872
Ratios and Supplemental Data (%)
Total return[b]	24.00%	20.56%	18.81%	(11.74)%	23.52%
Ratio of total expenses to average net assets^	0.81	0.83	0.83	0.81	0.84
Ratio of net expenses to average net assets[a]	0.77	0.77	0.77	0.77	0.77
Ratio of net investment income/(loss) to average net assets[a]	0.08	0.19	2.01	1.07	1.19
Portfolio turnover	12	24	16	17	13

	Administrative Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$19.05	$16.10	$13.66	$15.67	$12.87
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.06)	(0.02)	0.22	0.08	0.09
Net realized and unrealized gain/(loss) on investments	4.54	3.24	2.28	(1.95)	2.84
Total from investment operations	4.48	3.22	2.50	(1.87)	2.93
Less Distributions
Dividends from net investment income	(0.11)	(0.27)	(0.06)	(0.14)	(0.13)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.11)	(0.27)	(0.06)	(0.14)	(0.13)
Net asset value end of period	23.42	19.05	16.10	13.66	15.67
Net assets end of period (000s)	$662	$507	$390	$330	$466
Ratios and Supplemental Data (%)
Total return[b]	23.54%	20.17%	18.45%	(12.03)%	23.08%
Ratio of total expenses to average net assets^	1.14	1.16	1.16	1.14	1.16
Ratio of net expenses to average net assets[a]	1.10	1.10	1.10	1.10	1.10
Ratio of net investment income/(loss) to average net assets[a]	(0.24)	(0.15)	1.50	0.51	0.66
Portfolio turnover	12	24	16	17	13
See page 189 for notes to the Financial Highlights.

169

Institutional Class
2021	2020	2019	2018	2017
$19.08	$16.13	$13.69	$15.69	$12.89

—*	0.02	0.26	0.13	0.13
4.55	3.24	2.28	(1.95)	2.84
4.55	3.26	2.54	(1.82)	2.97

(0.13)	(0.31)	(0.10)	(0.18)	(0.17)
—	—	—	—	—
(0.13)	(0.31)	(0.10)	(0.18)	(0.17)
23.50	19.08	16.13	13.69	15.69
$709,080	$600,240	$414,528	$399,911	$362,035

23.92%	20.42%	18.73%	(11.75)%	23.38%
0.89	0.91	0.91	0.89	0.91
0.85	0.85	0.85	0.85	0.85
0.01	0.11	1.75	0.84	0.92
12	24	16	17	13

Investor Class
2021	2020	2019	2018	2017
$18.93	$16.00	$13.58	$15.57	$12.79

(0.11)	(0.04)	0.21	0.11	0.07
4.54	3.22	2.26	(1.98)	2.82
4.43	3.18	2.47	(1.87)	2.89

(0.06)	(0.25)	(0.05)	(0.12)	(0.11)
—	—	—	—	—
(0.06)	(0.25)	(0.05)	(0.12)	(0.11)
23.30	18.93	16.00	13.58	15.57
$13,523	$32,757	$34,238	$32,225	$14,913

23.41%	20.06%	18.29%	(12.12)%	22.89%
1.26	1.28	1.28	1.26	1.28
1.22	1.22	1.22	1.22	1.22
(0.49)	(0.27)	1.40	0.69	0.54
12	24	16	17	13

170

Financial Highlights

HARBOR INTERNATIONAL SMALL CAP FUND
	Retirement Class
Year Ended October 31,	2021	2020	2019[o]	2018	2017
Net asset value beginning of period	$11.37	$12.49	$12.38	$13.90	$10.77
Income from Investment Operations
Net investment income/(loss)[a,e]	0.28	0.07	0.24	0.17	0.08
Net realized and unrealized gain/(loss) on investments	4.91	(0.82)	0.35	(1.50)	3.18
Total from investment operations	5.19	(0.75)	0.59	(1.33)	3.26
Less Distributions
Dividends from net investment income	(0.17)	(0.37)	(0.10)	(0.09)	(0.13)
Distributions from net realized capital gains	—	—	(0.38)	(0.10)	—
Total distributions	(0.17)	(0.37)	(0.48)	(0.19)	(0.13)
Net asset value end of period	16.39	11.37	12.49	12.38	13.90
Net assets end of period (000s)	$9,559	$5,525	$19,408	$8,213	$7,671
Ratios and Supplemental Data (%)
Total return[b]	45.95%	(6.36)%	5.23%	(9.71)%	30.67%
Ratio of total expenses to average net assets^	1.17	1.37	1.24	1.07	1.35
Ratio of net expenses to average net assets[a]	0.88	0.88	0.88	0.87	0.87
Ratio of net investment income/(loss) to average net assets[a]	1.79	0.64	1.98	1.19	0.60
Portfolio turnover	43	39	178	53	44

	Administrative Class
Year Ended October 31,	2021	2020	2019[o]	2018	2017
Net asset value beginning of period	$11.34	$12.46	$12.34	$13.87	$10.75
Income from Investment Operations
Net investment income/(loss)[a,e]	0.20	0.06	0.15	0.11	0.07
Net realized and unrealized gain/(loss) on investments	4.93	(0.85)	0.40	(1.49)	3.15
Total from investment operations	5.13	(0.79)	0.55	(1.38)	3.22
Less Distributions
Dividends from net investment income	(0.14)	(0.33)	(0.05)	(0.05)	(0.10)
Distributions from net realized capital gains	—	—	(0.38)	(0.10)	—
Total distributions	(0.14)	(0.33)	(0.43)	(0.15)	(0.10)
Net asset value end of period	16.33	11.34	12.46	12.34	13.87
Net assets end of period (000s)	$487	$333	$356	$309	$371
Ratios and Supplemental Data (%)
Total return[b]	45.44%	(6.65)%	4.90%	(10.06)%	30.25%
Ratio of total expenses to average net assets^	1.50	1.70	1.57	1.40	1.67
Ratio of net expenses to average net assets[a]	1.21	1.21	1.21	1.20	1.20
Ratio of net investment income/(loss) to average net assets[a]	1.30	0.49	1.25	0.76	0.59
Portfolio turnover	43	39	178	53	44
See page 189 for notes to the Financial Highlights.

171

Institutional Class
2021	2020	2019[o]	2018	2017
$11.37	$12.49	$12.37	$13.90	$10.77

0.24	0.09	0.19	0.15	0.10
4.95	(0.86)	0.40	(1.50)	3.15
5.19	(0.77)	0.59	(1.35)	3.25

(0.17)	(0.35)	(0.09)	(0.08)	(0.12)
—	—	(0.38)	(0.10)	—
(0.17)	(0.35)	(0.47)	(0.18)	(0.12)
16.39	11.37	12.49	12.37	13.90
$49,419	$25,716	$25,758	$50,358	$38,818

45.87%	(6.48)%	5.25%	(9.83)%	30.59%
1.25	1.45	1.32	1.15	1.42
0.96	0.96	0.96	0.95	0.95
1.53	0.76	1.60	1.05	0.81
43	39	178	53	44

Investor Class
2021	2020	2019[o]	2018	2017
$11.34	$12.45	$12.34	$13.86	$10.74

0.18	0.04	0.13	0.10	0.06
4.93	(0.84)	0.40	(1.48)	3.14
5.11	(0.80)	0.53	(1.38)	3.20

(0.13)	(0.31)	(0.04)	(0.04)	(0.08)
—	—	(0.38)	(0.10)	—
(0.13)	(0.31)	(0.42)	(0.14)	(0.08)
16.32	11.34	12.45	12.34	13.86
$1,962	$398	$428	$619	$540

45.25%	(6.76)%	4.70%	(10.08)%	30.10%
1.61	1.82	1.69	1.52	1.79
1.32	1.33	1.33	1.32	1.32
1.16	0.36	1.10	0.73	0.53
43	39	178	53	44

172

Financial Highlights

HARBOR LARGE CAP VALUE FUND
	Retirement Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$17.11	$16.33	$14.37	$14.87	$12.32
Income from Investment Operations
Net investment income/(loss)[a,e]	0.19	0.18	0.18	0.17	0.12
Net realized and unrealized gain/(loss) on investments	6.62	0.76	2.17	(0.13)	3.00
Total from investment operations	6.81	0.94	2.35	0.04	3.12
Less Distributions
Dividends from net investment income	(0.17)	(0.16)	(0.16)	(0.13)	(0.14)
Distributions from net realized capital gains	(0.52)	—	(0.23)	(0.41)	(0.43)
Total distributions	(0.69)	(0.16)	(0.39)	(0.54)	(0.57)
Net asset value end of period	23.23	17.11	16.33	14.37	14.87
Net assets end of period (000s)	$1,472,349	$655,562	$457,908	$313,721	$143,966
Ratios and Supplemental Data (%)
Total return[b]	40.62%	5.80%	16.92%	0.18%	26.08%
Ratio of total expenses to average net assets^	0.64	0.64	0.65	0.64	0.64
Ratio of net expenses to average net assets[a]	0.61	0.61	0.61	0.60	0.60
Ratio of net investment income/(loss) to average net assets[a]	0.90	1.08	1.19	1.12	0.83
Portfolio turnover	13	26	11	15	16

	Administrative Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$17.11	$16.33	$14.36	$14.84	$12.30
Income from Investment Operations
Net investment income/(loss)[a,e]	0.13	0.13	0.14	0.13	0.10
Net realized and unrealized gain/(loss) on investments	6.59	0.75	2.17	(0.15)	2.99
Total from investment operations	6.72	0.88	2.31	(0.02)	3.09
Less Distributions
Dividends from net investment income	(0.10)	(0.10)	(0.11)	(0.05)	(0.12)
Distributions from net realized capital gains	(0.52)	—	(0.23)	(0.41)	(0.43)
Total distributions	(0.62)	(0.10)	(0.34)	(0.46)	(0.55)
Net asset value end of period	23.21	17.11	16.33	14.36	14.84
Net assets end of period (000s)	$3,941	$11,502	$12,195	$15,460	$53,006
Ratios and Supplemental Data (%)
Total return[b]	40.05%	5.42%	16.60%	(0.23)%	25.77%
Ratio of total expenses to average net assets^	0.97	0.97	0.98	0.97	0.97
Ratio of net expenses to average net assets[a]	0.94	0.94	0.94	0.93	0.93
Ratio of net investment income/(loss) to average net assets[a]	0.64	0.78	0.91	0.84	0.70
Portfolio turnover	13	26	11	15	16
See page 189 for notes to the Financial Highlights.

173

Institutional Class
2021	2020	2019	2018	2017
$17.11	$16.33	$14.37	$14.87	$12.32

0.18	0.17	0.17	0.16	0.15
6.61	0.76	2.17	(0.13)	2.97
6.79	0.93	2.34	0.03	3.12

(0.15)	(0.15)	(0.15)	(0.12)	(0.14)
(0.52)	—	(0.23)	(0.41)	(0.43)
(0.67)	(0.15)	(0.38)	(0.53)	(0.57)
23.23	17.11	16.33	14.37	14.87
$1,049,830	$880,755	$761,262	$605,040	$498,360

40.52%	5.72%	16.83%	0.11%	26.00%
0.72	0.72	0.73	0.72	0.72
0.69	0.69	0.69	0.68	0.68
0.84	1.02	1.12	1.05	1.10
13	26	11	15	16

Investor Class
2021	2020	2019	2018	2017
$17.28	$16.48	$14.49	$14.99	$12.42

0.10	0.11	0.12	0.11	0.10
6.68	0.76	2.19	(0.14)	2.99
6.78	0.87	2.31	(0.03)	3.09

(0.08)	(0.07)	(0.09)	(0.06)	(0.09)
(0.52)	—	(0.23)	(0.41)	(0.43)
(0.60)	(0.07)	(0.32)	(0.47)	(0.52)
23.46	17.28	16.48	14.49	14.99
$31,192	$23,527	$35,622	$45,548	$71,374

39.96%	5.32%	16.39%	(0.27)%	25.52%
1.08	1.09	1.10	1.09	1.09
1.05	1.06	1.06	1.05	1.05
0.47	0.67	0.79	0.70	0.75
13	26	11	15	16

174

Financial Highlights

HARBOR MID CAP FUND
	Retirement Class		Institutional Class
Year Ended October 31,	2021	2020[h]	2021	2020[h]
Net asset value beginning of period	$10.57	$10.00	$10.56	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.05	0.05	0.04	0.04
Net realized and unrealized gain/(loss) on investments	3.93	0.53	3.93	0.53
Total from investment operations	3.98	0.58	3.97	0.57
Less Distributions
Dividends from net investment income	(0.03)	(0.01)	(0.02)	(0.01)
Distributions from net realized capital gains	—	—	—	—
Total distributions	(0.03)	(0.01)	(0.02)	(0.01)
Net asset value end of period	14.52	10.57	14.51	10.56
Net assets end of period (000s)	$37,135	$5,148	$23,710	$5,411
Ratios and Supplemental Data (%)
Total return[b]	37.61%	5.86%[c]	37.54%	5.75%[c]
Ratio of total expenses to average net assets^	0.93	2.28[d]	1.01	2.36[d]
Ratio of net expenses to average net assets[a]	0.80	0.80[d]	0.88	0.88[d]
Ratio of net investment income/(loss) to average net assets[a]	0.40	0.54[d]	0.27	0.46[d]
Portfolio turnover	11	9[c]	11	9[c]
See page 189 for notes to the Financial Highlights.

175

Investor Class
2021	2020[h]
$10.54	$10.00

(0.01)	0.01
3.91	0.53
3.90	0.54

—*	—*
—	—
—*	—*
14.44	10.54
$949	$455

37.00%	5.42%[c]
1.38	2.73[d]
1.24	1.25[d]
(0.06)	0.07[d]
11	9[c]

176

Financial Highlights

HARBOR MID CAP VALUE FUND
	Retirement Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$16.83	$20.82	$21.39	$23.33	$20.17
Income from Investment Operations
Net investment income/(loss)[a,e]	0.42	0.43	0.48	0.50	0.40
Net realized and unrealized gain/(loss) on investments	8.21	(3.73)	0.47	(1.52)	3.43
Total from investment operations	8.63	(3.30)	0.95	(1.02)	3.83
Less Distributions
Dividends from net investment income	(0.49)	(0.54)	(0.37)	(0.33)	(0.36)
Distributions from net realized capital gains	—	(0.15)	(1.15)	(0.59)	(0.31)
Total distributions	(0.49)	(0.69)	(1.52)	(0.92)	(0.67)
Net asset value end of period	24.97	16.83	20.82	21.39	23.33
Net assets end of period (000s)	$56,156	$29,897	$102,945	$103,552	$89,942
Ratios and Supplemental Data (%)
Total return[b]	51.99%	(16.55)%	5.53%	(4.75)%	19.22%
Ratio of total expenses to average net assets^	0.81	0.82	0.80	0.79	0.80
Ratio of net expenses to average net assets[a]	0.78	0.80	0.77	0.76	0.77
Ratio of net investment income/(loss) to average net assets[a]	1.78	2.39	2.39	2.15	1.79
Portfolio turnover	18	4	11	24	22

	Administrative Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$16.98	$20.98	$21.52	$23.47	$20.30
Income from Investment Operations
Net investment income/(loss)[a,e]	0.34	0.36	0.42	0.43	0.34
Net realized and unrealized gain/(loss) on investments	8.31	(3.77)	0.48	(1.54)	3.45
Total from investment operations	8.65	(3.41)	0.90	(1.11)	3.79
Less Distributions
Dividends from net investment income	(0.39)	(0.44)	(0.29)	(0.25)	(0.31)
Distributions from net realized capital gains	—	(0.15)	(1.15)	(0.59)	(0.31)
Total distributions	(0.39)	(0.59)	(1.44)	(0.84)	(0.62)
Net asset value end of period	25.24	16.98	20.98	21.52	23.47
Net assets end of period (000s)	$3,828	$4,945	$18,508	$42,557	$48,809
Ratios and Supplemental Data (%)
Total return[b]	51.53%	(16.85)%	5.19%	(5.06)%	18.84%
Ratio of total expenses to average net assets^	1.14	1.15	1.13	1.12	1.12
Ratio of net expenses to average net assets[a]	1.11	1.13	1.10	1.08	1.09
Ratio of net investment income/(loss) to average net assets[a]	1.46	1.98	2.08	1.83	1.51
Portfolio turnover	18	4	11	24	22
See page 189 for notes to the Financial Highlights.

177

Institutional Class
2021	2020	2019	2018	2017
$16.83	$20.82	$21.38	$23.33	$20.17

0.40	0.40	0.47	0.49	0.39
8.21	(3.73)	0.47	(1.54)	3.43
8.61	(3.33)	0.94	(1.05)	3.82

(0.47)	(0.51)	(0.35)	(0.31)	(0.35)
—	(0.15)	(1.15)	(0.59)	(0.31)
(0.47)	(0.66)	(1.50)	(0.90)	(0.66)
24.97	16.83	20.82	21.38	23.33
$355,431	$277,767	$520,629	$714,309	$739,122

51.87%	(16.64)%	5.48%	(4.85)%	19.16%
0.89	0.90	0.88	0.87	0.87
0.86	0.88	0.85	0.83	0.84
1.71	2.25	2.33	2.09	1.76
18	4	11	24	22

Investor Class
2021	2020	2019	2018	2017
$16.80	$20.78	$21.31	$23.23	$20.09

0.32	0.34	0.39	0.40	0.31
8.20	(3.74)	0.48	(1.53)	3.41
8.52	(3.40)	0.87	(1.13)	3.72

(0.39)	(0.43)	(0.25)	(0.20)	(0.27)
—	(0.15)	(1.15)	(0.59)	(0.31)
(0.39)	(0.58)	(1.40)	(0.79)	(0.58)
24.93	16.80	20.78	21.31	23.23
$32,097	$26,785	$58,928	$82,539	$110,094

51.26%	(16.94)%	5.08%	(5.20)%	18.71%
1.25	1.27	1.25	1.24	1.24
1.22	1.25	1.22	1.20	1.21
1.36	1.89	1.95	1.71	1.40
18	4	11	24	22

178

Financial Highlights

HARBOR MONEY MARKET FUND
	Institutional Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income/(loss)[a,e]	—*	0.01	0.02	0.01	0.01
Net realized and unrealized gain/(loss) on investments	—	—	—	—	—
Total from investment operations	—	0.01	0.02	0.01	0.01
Less Distributions
Dividends from net investment income	—*	(0.01)	(0.02)	(0.01)	(0.01)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	—*	(0.01)	(0.02)	(0.01)	(0.01)
Net asset value end of period	1.00	1.00	1.00	1.00	1.00
Net assets end of period (000s)	$82,034	$95,159	$118,032	$129,826	$169,637
Ratios and Supplemental Data (%)
Total return[b]	0.03%	0.64%	2.02%	1.44%	0.73%
Ratio of total expenses to average net assets^	0.38	0.39	0.35	0.35	0.35
Ratio of net expenses to average net assets[a]	0.02	0.19	0.28	0.20	—
Ratio of net investment income to average net assets[a]	0.03	0.72	2.01	1.42	0.72
See page 189 for notes to the Financial Highlights.

179

Administrative Class
2021	2020	2019	2018	2017
$1.00	$1.00	$1.00	$1.00	$1.00

—*	0.01	0.02	0.01	0.01
—	—	—	—	—
—	0.01	0.02	0.01	0.01

—*	(0.01)	(0.02)	(0.01)	(0.01)
—	—	—	—	—
—*	(0.01)	(0.02)	(0.01)	(0.01)
1.00	1.00	1.00	1.00	1.00
$2,834	$3,611	$3,135	$2,086	$1,545

0.03%	0.51%	1.76%	1.36%	0.73%
0.63	0.64	0.60	0.60	0.60
0.02	0.29	0.53	0.29	—
0.03	0.49	1.79	1.36	0.70

180

Financial Highlights

HARBOR OVERSEAS FUND
	Retirement Class			Institutional Class
Year Ended October 31,	2021	2020	2019[k]	2021	2020	2019[k]
Net asset value beginning of period	$10.12	$10.31	$10.00	$10.11	$10.31	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.28	0.17	0.24	0.29	0.17	0.24
Net realized and unrealized gain/(loss) on investments	3.79	(0.09)	0.07	3.77	(0.11)	0.07
Total from investment operations	4.07	0.08	0.31	4.06	0.06	0.31
Less Distributions
Dividends from net investment income	(0.17)	(0.27)	—	(0.16)	(0.26)	—
Distributions from net realized capital gains	—	—	—	—	—	—
Total distributions	(0.17)	(0.27)	—	(0.16)	(0.26)	—
Net asset value end of period	14.02	10.12	10.31	14.01	10.11	10.31
Net assets end of period (000s)	$19,742	$13,790	$13,090	$33,230	$13,226	$13,131
Ratios and Supplemental Data (%)
Total return[b]	40.51%	0.64%	3.10%[c]	40.46%	0.48%	3.10%[c]
Ratio of total expenses to average net assets^	1.19	1.35	1.79[d]	1.27	1.43	1.87[d]
Ratio of net expenses to average net assets[a]	0.77	0.77	0.77[d]	0.85	0.85	0.85[d]
Ratio of net investment income/(loss) to average net assets[a]	2.14	1.73	3.61[d]	2.16	1.65	3.54[d]
Portfolio turnover	108	80	73[c]	108	80	73[c]
See page 189 for notes to the Financial Highlights.

181

Investor Class
2021	2020	2019[k]
$10.08	$10.28	$10.00

0.23	0.14	0.21
3.78	(0.11)	0.07
4.01	0.03	0.28

(0.13)	(0.23)	—
—	—	—
(0.13)	(0.23)	—
13.96	10.08	10.28
$101	$35	$31

39.98%	0.14%	2.80%[c]
1.63	1.80	2.24[d]
1.21	1.22	1.22[d]
1.73	1.41	3.17[d]
108	80	73[c]

182

Financial Highlights

HARBOR SMALL CAP GROWTH FUND
	Retirement Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$15.91	$13.18	$14.39	$15.08	$11.95
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.07)	(0.04)	(0.01)	(0.05)	(0.04)
Net realized and unrealized gain/(loss) on investments	5.41	3.25	1.56	0.82	3.23
Total from investment operations	5.34	3.21	1.55	0.77	3.19
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(1.30)	(0.48)	(2.76)	(1.46)	(0.06)
Total distributions	(1.30)	(0.48)	(2.76)	(1.46)	(0.06)
Net asset value end of period	19.95	15.91	13.18	14.39	15.08
Net assets end of period (000s)	$399,174	$348,997	$281,603	$306,026	$189,516
Ratios and Supplemental Data (%)
Total return[b]	34.40%	24.93%	16.23%	5.11%	26.78%
Ratio of total expenses to average net assets^	0.79	0.81	0.80	0.79	0.79
Ratio of net expenses to average net assets[a]	0.78	0.80	0.80	0.79	0.79
Ratio of net investment income/(loss) to average net assets[a]	(0.37)	(0.27)	(0.12)	(0.33)	(0.26)
Portfolio turnover	71	95	74	99	83

	Administrative Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$14.36	$11.98	$13.39	$14.17	$11.30
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.12)	(0.08)	(0.05)	(0.09)	(0.07)
Net realized and unrealized gain/(loss) on investments	4.86	2.94	1.40	0.77	3.00
Total from investment operations	4.74	2.86	1.35	0.68	2.93
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(1.30)	(0.48)	(2.76)	(1.46)	(0.06)
Total distributions	(1.30)	(0.48)	(2.76)	(1.46)	(0.06)
Net asset value end of period	17.80	14.36	11.98	13.39	14.17
Net assets end of period (000s)	$965	$866	$395	$769	$719
Ratios and Supplemental Data (%)
Total return[b]	33.91%	24.49%	15.87%	4.76%	26.02%
Ratio of total expenses to average net assets^	1.12	1.14	1.13	1.12	1.11
Ratio of net expenses to average net assets[a]	1.11	1.13	1.12	1.11	1.10
Ratio of net investment income/(loss) to average net assets[a]	(0.69)	(0.62)	(0.44)	(0.65)	(0.56)
Portfolio turnover	71	95	74	99	83
See page 189 for notes to the Financial Highlights.

183

Institutional Class
2021	2020	2019	2018	2017
$15.84	$13.13	$14.35	$15.06	$11.94

(0.08)	(0.05)	(0.03)	(0.06)	(0.04)
5.38	3.24	1.57	0.81	3.22
5.30	3.19	1.54	0.75	3.18

—	—	—	—	—
(1.30)	(0.48)	(2.76)	(1.46)	(0.06)
(1.30)	(0.48)	(2.76)	(1.46)	(0.06)
19.84	15.84	13.13	14.35	15.06
$721,405	$633,535	$440,553	$400,389	$509,889

34.29%	24.87%	16.18%	4.97%	26.72%
0.87	0.89	0.88	0.87	0.86
0.86	0.88	0.87	0.86	0.85
(0.45)	(0.35)	(0.20)	(0.40)	(0.30)
71	95	74	99	83

Investor Class
2021	2020	2019	2018	2017
$13.47	$11.28	$12.79	$13.62	$10.84

(0.13)	(0.08)	(0.06)	(0.11)	(0.08)
4.56	2.75	1.31	0.74	2.92
4.43	2.67	1.25	0.63	2.84

—	—	—	—	—
(1.30)	(0.48)	(2.76)	(1.46)	(0.06)
(1.30)	(0.48)	(2.76)	(1.46)	(0.06)
16.60	13.47	11.28	12.79	13.62
$8,648	$6,811	$6,670	$7,076	$7,913

33.84%	24.32%	15.81%	4.58%	26.29%
1.23	1.26	1.25	1.24	1.23
1.23	1.25	1.24	1.23	1.22
(0.81)	(0.71)	(0.57)	(0.77)	(0.67)
71	95	74	99	83

184

Financial Highlights

HARBOR SMALL CAP VALUE FUND
	Retirement Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$31.65	$33.55	$33.60	$36.16	$27.29
Income from Investment Operations
Net investment income/(loss)[a,e]	0.12	0.21	0.21	0.17	0.06
Net realized and unrealized gain/(loss) on investments	13.54	(1.59)	2.84	(1.98)	8.94
Total from investment operations	13.66	(1.38)	3.05	(1.81)	9.00
Less Distributions
Dividends from net investment income	(0.20)	(0.20)	(0.15)	(0.06)	(0.13)
Distributions from net realized capital gains	—	(0.32)	(2.95)	(0.69)	—
Total distributions	(0.20)	(0.52)	(3.10)	(0.75)	(0.13)
Net asset value end of period	45.11	31.65	33.55	33.60	36.16
Net assets end of period (000s)	$599,016	$300,473	$230,861	$155,036	$57,196
Ratios and Supplemental Data (%)
Total return[b]	43.19%	(4.22)%	10.98%	(5.18)%	33.06%
Ratio of total expenses to average net assets^	0.79	0.80	0.80	0.79	0.81
Ratio of net expenses to average net assets[a]	0.78	0.80	0.80	0.79	0.81
Ratio of net investment income/(loss) to average net assets[a]	0.27	0.67	0.67	0.45	0.17
Portfolio turnover	17	17	27	22	8

	Administrative Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$31.41	$33.30	$33.36	$35.97	$27.16
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.02)	0.10	0.11	0.06	(0.02)
Net realized and unrealized gain/(loss) on investments	13.42	(1.57)	2.82	(1.98)	8.88
Total from investment operations	13.40	(1.47)	2.93	(1.92)	8.86
Less Distributions
Dividends from net investment income	(0.09)	(0.10)	(0.04)	—	(0.05)
Distributions from net realized capital gains	—	(0.32)	(2.95)	(0.69)	—
Total distributions	(0.09)	(0.42)	(2.99)	(0.69)	(0.05)
Net asset value end of period	44.72	31.41	33.30	33.36	35.97
Net assets end of period (000s)	$11,962	$10,082	$6,537	$7,253	$4,462
Ratios and Supplemental Data (%)
Total return[b]	42.72%	(4.54)%	10.59%	(5.50)%	32.67%
Ratio of total expenses to average net assets^	1.12	1.13	1.13	1.12	1.13
Ratio of net expenses to average net assets[a]	1.11	1.13	1.12	1.11	1.12
Ratio of net investment income/(loss) to average net assets[a]	(0.04)	0.32	0.35	0.16	(0.05)
Portfolio turnover	17	17	27	22	8
See page 189 for notes to the Financial Highlights.

185

Institutional Class
2021	2020	2019	2018	2017
$31.63	$33.53	$33.57	$36.14	$27.27

0.09	0.18	0.19	0.15	0.08
13.52	(1.58)	2.84	(2.00)	8.90
13.61	(1.40)	3.03	(1.85)	8.98

(0.17)	(0.18)	(0.12)	(0.03)	(0.11)
—	(0.32)	(2.95)	(0.69)	—
(0.17)	(0.50)	(3.07)	(0.72)	(0.11)
45.07	31.63	33.53	33.57	36.14
$2,023,164	$1,350,681	$1,346,098	$1,149,857	$1,081,412

43.11%	(4.33)%	10.91%	(5.28)%	33.00%
0.87	0.88	0.88	0.87	0.88
0.86	0.88	0.87	0.86	0.87
0.20	0.59	0.60	0.40	0.24
17	17	27	22	8

Investor Class
2021	2020	2019	2018	2017
$30.71	$32.56	$32.68	$35.29	$26.65

(0.06)	0.07	0.08	0.01	(0.05)
13.12	(1.55)	2.75	(1.93)	8.71
13.06	(1.48)	2.83	(1.92)	8.66

(0.05)	(0.05)	—	—	(0.02)
—	(0.32)	(2.95)	(0.69)	—
(0.05)	(0.37)	(2.95)	(0.69)	(0.02)
43.72	30.71	32.56	32.68	35.29
$64,544	$51,370	$57,931	$70,819	$37,548

42.56%	(4.67)%	10.48%	(5.60)%	32.49%
1.23	1.25	1.25	1.24	1.25
1.23	1.25	1.24	1.23	1.24
(0.15)	0.23	0.24	0.03	(0.16)
17	17	27	22	8

186

Financial Highlights

HARBOR STRATEGIC GROWTH FUND
	Retirement Class
	Year Ended October 31,					Year Ended June 30,
	2021	2020	2019	2018	2017[g]	2017[f]
Net asset value beginning of period	$24.67	$22.31	$19.65	$18.86	$17.67	$16.76
Income from Investment Operations
Net investment income/(loss)[a,e]	0.05	0.09	0.12	0.07	0.05	0.03
Net realized and unrealized gain/(loss) on investments	9.52	2.69	3.10	1.11	1.14	0.88
Total from investment operations	9.57	2.78	3.22	1.18	1.19	0.91
Less Distributions
Dividends from net investment income	(0.12)	(0.11)	(0.08)	(0.04)	—	—
Distributions from net realized capital gains	(0.79)	(0.31)	(0.48)	(0.35)	—	—
Total distributions	(0.91)	(0.42)	(0.56)	(0.39)	—	—
Proceeds from redemption fees	N/A	N/A	N/A	N/A	N/A	N/A
Net asset value end of period	33.33	24.67	22.31	19.65	18.86	17.67
Net assets end of period (000s)	$7,731	$6,488	$5,152	$3,584	$435	$316
Ratios and Supplemental Data (%)
Total return[b]	39.66%	12.60%	17.04%	6.34%	6.73%[c]	5.43%[c]
Ratio of total expenses to average net assets^	0.72	0.72	0.71	0.76	1.10[d]	1.52[d]
Ratio of net expenses to average net assets[a]	0.63	0.63	0.63	0.62	0.62[d]	0.62[d]
Ratio of net investment income/(loss) to average net assets[a]	0.18	0.40	0.60	0.33	0.42[d]	0.58[d]
Portfolio turnover	9	22	26	15	9[c]	21[c]

	Administrative Class
	Year Ended October 31,					Year Ended June 30,
	2021	2020	2019	2018	2017[g]	2017[f]
Net asset value beginning of period	$24.58	$22.24	$19.58	$18.82	$17.65	$16.76
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.05)	0.02	0.05	0.01	0.01	0.01
Net realized and unrealized gain/(loss) on investments	9.49	2.67	3.10	1.10	1.16	0.88
Total from investment operations	9.44	2.69	3.15	1.11	1.17	0.89
Less Distributions
Dividends from net investment income	(0.05)	(0.04)	(0.01)	—	—	—
Distributions from net realized capital gains	(0.79)	(0.31)	(0.48)	(0.35)	—	—
Total distributions	(0.84)	(0.35)	(0.49)	(0.35)	—	—
Net asset value end of period	33.18	24.58	22.24	19.58	18.82	17.65
Net assets end of period (000s)	$52	$22	$18	$16	$12	$11
Ratios and Supplemental Data (%)
Total return[b]	39.17%	12.21%	16.70%	5.96%	6.63%[c]	5.31%[c]
Ratio of total expenses to average net assets^	1.05	1.05	1.04	1.09	1.43[d]	1.93[d]
Ratio of net expenses to average net assets[a]	0.96	0.96	0.96	0.95	0.95[d]	0.95[d]
Ratio of net investment income/(loss) to average net assets[a]	(0.17)	0.08	0.26	0.03	0.10[d]	0.19[d]
Portfolio turnover	9	22	26	15	9[c]	21[c]
See page 189 for notes to the Financial Highlights.

187

Institutional Class
Year Ended October 31,					Year Ended June 30,
2021	2020	2019	2018	2017[g]	2017
$24.64	$22.28	$19.63	$18.85	$17.66	$15.54

0.03	0.08	0.11	0.06	0.03	0.12
9.51	2.68	3.08	1.11	1.16	2.22
9.54	2.76	3.19	1.17	1.19	2.34

(0.10)	(0.09)	(0.06)	(0.04)	—	(0.11)
(0.79)	(0.31)	(0.48)	(0.35)	—	(0.11)
(0.89)	(0.40)	(0.54)	(0.39)	—	(0.22)
N/A	N/A	N/A	N/A	N/A	—*
33.29	24.64	22.28	19.63	18.85	17.66
$112,425	$100,895	$106,463	$66,197	$56,026	$31,866

39.56%	12.54%	16.91%	6.26%	6.74%[c]	15.21%
0.80	0.80	0.79	0.84	1.18[d]	1.48
0.71	0.71	0.71	0.70	0.70[d]	0.83
0.11	0.35	0.51	0.28	0.29[d]	0.71
9	22	26	15	9[c]	21

Investor Class
Year Ended October 31,					Year Ended June 30,
2021	2020	2019	2018	2017[g]	2017[f]
$24.17	$21.87	$19.54	$18.81	$17.64	$16.76

(0.08)	(0.01)	0.03	(0.02)	0.02	0.01
9.34	2.63	2.79	1.10	1.15	0.87
9.26	2.62	2.82	1.08	1.17	0.88

(0.02)	(0.01)	(0.01)	—	—	—
(0.79)	(0.31)	(0.48)	(0.35)	—	—
(0.81)	(0.32)	(0.49)	(0.35)	—	—
32.62	24.17	21.87	19.54	18.81	17.64
$900	$503	$417	$322	$75	$22

39.06%	12.12%	14.99%	5.80%	6.63%[c]	5.25%[c]
1.16	1.17	1.16	1.21	1.55[d]	2.03[d]
1.07	1.08	1.08	1.07	1.07[d]	1.07[d]
(0.27)	(0.04)	0.14	(0.11)	0.05[d]	0.13[d]
9	22	26	15	9[c]	21[c]

188

Financial Highlights

*	Less than $0.01
^	Percentage does not reflect reduction for credit balance arrangements
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are based on average daily shares outstanding during the period.
f	For the period March 6, 2017 (commencement of operations) through June 30, 2017
g	For the period July 1, 2017 through October 31, 2017
h	For the period December 1, 2019 (inception) through October 31, 2020
i
Effective September 1, 2021, the Fund changed its name and Harbor Capital Advisors, Inc. was appointed by the Board of Trustees to manage the Fund’s assets based upon model portfolios provided by multiple non-discretionary subadvisers.

j	For the period June 1, 2018 (inception) through October 31, 2018
k	For the period March 1, 2019 (inception) through October 31, 2019
l	For the period June 1, 2019 (inception) through October 31, 2019
m	Effective March 1, 2017, the Board of Trustees appointed Sands Capital Management, LLC as subadviser to Harbor Global Leaders Fund.
n	Effective August 22, 2018, the Board of Trustees appointed Marathon Asset Management LLP as subadviser to Harbor International Fund.
o	Effective May 23, 2019, the Board of Trustees appointed Cedar Street Asset Management LLC as subadviser to Harbor International Small Cap Fund.
p	Effective September 23, 2020, the Board of Trustees appointed Marathon Asset Management LLP as subadviser to Harbor Emerging Markets Equity Fund.
q
The net investment income ratio includes dividends and interest income and related tax compliance fee and interest expense, from foreign tax reclaims and interest received by the Fund. The total and net expense ratios include the tax compliance fee and related interest expense due to this receipt of foreign tax reclaims and interest income by the Fund. For the year ended October 31, 2020, the ratios of net expenses to average net assets including tax compliance fee for the Retirement
Class, Institutional Class, Administrative Class, and Investor Class were 1.49%, 1.64%, 1.53%, and 1.98%, respectively.

189

Fund Details

Other Harbor funds managed by the Adviser are offered by means of separate prospectuses. To obtain a prospectus for any of the Harbor funds visit our website at harborcapital.com or call 800-422-1050 during normal business hours.
FUND NUMBER	TICKER SYMBOL
HARBOR Funds
Harbor Capital Appreciation Fund
2512	HNACX	Retirement Class
2012	HACAX	Institutional Class
2212	HRCAX	Administrative Class
2412	HCAIX	Investor Class
Harbor Convertible Securities Fund
2534	HNCVX	Retirement Class
2034	HACSX	Institutional Class
2234	HRCSX	Administrative Class
2434	HICSX	Investor Class
Harbor Core Bond Fund
2543	HCBRX	Retirement Class
2043	HACBX	Institutional Class
Harbor Core Plus Fund
2514	HBFRX	Retirement Class
2014	HABDX	Institutional Class
2214	HRBDX	Administrative Class
Harbor Disruptive Innovation Fund
2519	HNMGX	Retirement Class
2019	HAMGX	Institutional Class
2219	HRMGX	Administrative Class
2419	HIMGX	Investor Class
Harbor Diversified International All Cap Fund
2538	HNIDX	Retirement Class
2038	HAIDX	Institutional Class
2238	HRIDX	Administrative Class
2438	HIIDX	Investor Class
Harbor Emerging Markets Equity Fund
2536	HNEMX	Retirement Class
2036	HAEMX	Institutional Class
2236	HREMX	Administrative Class
2436	HIEEX	Investor Class
Harbor Focused International Fund
2545	HNFRX	Retirement Class
2045	HNFSX	Institutional Class
2245	HNFDX	Administrative Class
2445	HNFIX	Investor Class
Harbor Global Leaders Fund
2530	HNGIX	Retirement Class
2030	HGGAX	Institutional Class
2230	HRGAX	Administrative Class
2430	HGGIX	Investor Class
Harbor High-Yield Bond Fund
2524	HNHYX	Retirement Class
2024	HYFAX	Institutional Class
2224	HYFRX	Administrative Class
2424	HYFIX	Investor Class

190

Fund Details

FUND NUMBER	TICKER SYMBOL
HARBOR Funds— continued
Harbor International Fund
2511	HNINX	Retirement Class
2011	HAINX	Institutional Class
2211	HRINX	Administrative Class
2411	HIINX	Investor Class
Harbor International Growth Fund
2517	HNGFX	Retirement Class
2017	HAIGX	Institutional Class
2217	HRIGX	Administrative Class
2417	HIIGX	Investor Class
Harbor International Small Cap Fund
2539	HNISX	Retirement Class
2039	HAISX	Institutional Class
2239	HRISX	Administrative Class
2439	HIISX	Investor Class
Harbor Large Cap Value Fund
2513	HNLVX	Retirement Class
2013	HAVLX	Institutional Class
2213	HRLVX	Administrative Class
2413	HILVX	Investor Class
Harbor Mid Cap Fund
2546	HMCRX	Retirement Class
2046	HMCLX	Institutional Class
2246	HMCDX	Administrative Class
2446	HMCNX	Investor Class
Harbor Mid Cap Value Fund
2523	HNMVX	Retirement Class
2023	HAMVX	Institutional Class
2223	HRMVX	Administrative Class
2423	HIMVX	Investor Class
Harbor Money Market Fund
2015	HARXX	Institutional Class
2215	HRMXX	Administrative Class
Harbor Overseas Fund
2544	HAORX	Retirement Class
2044	HAOSX	Institutional Class
2244	HAOAX	Administrative Class
2444	HAONX	Investor Class
Harbor Small Cap Growth Fund
2510	HNSGX	Retirement Class
2010	HASGX	Institutional Class
2210	HRSGX	Administrative Class
2410	HISGX	Investor Class
Harbor Small Cap Value Fund
2522	HNVRX	Retirement Class
2022	HASCX	Institutional Class
2222	HSVRX	Administrative Class
2422	HISVX	Investor Class

191

Fund Details

FUND NUMBER	TICKER SYMBOL
HARBOR Funds— continued
Harbor Strategic Growth Fund
2540	HNGSX	Retirement Class
2040	MVSGX	Institutional Class
2240	HSRGX	Administrative Class
2440	HISWX	Investor Class

Updates Available
For updates on the Harbor Funds following the end of each calendar quarter, please visit our website at harborcapital.com.

192

For more information
For investors who would like more information about the Funds, the following documents are available upon request:
Annual/Semi-Annual Reports
Additional information about the each Fund’s investments is available in the Funds' annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about each Fund and is incorporated into this prospectus by reference and therefore is legally part of this prospectus.
This prospectus is not an offer to sell securities in places other than the United States, its territories, and those countries where shares of the Funds are registered for sale.
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Inquiries
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Obtain Documents
Free copies of the annual and semi-annual reports, the SAI, and other information about the Funds are available:
harborcapital.com
800-422-1050
Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
Investors may get text-only copies:
sec.gov
publicinfo@sec.gov (for a fee)
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Douglas J. Skinner
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer

Anmarie S. Kolinski
Treasurer
Kristof M. Gleich
Vice President
Gregg M. Boland
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer

Investment Company Act File No. 811-4676
FD.P.0322

111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
harborcapital.com

STATEMENT OF ADDITIONAL INFORMATION – March 1, 2022

Harbor Funds (“Harbor” or the “Trust”) is an open-end management investment company (or mutual fund) registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and includes the following series (individually or collectively referred to as a “Fund” or the “Funds”).

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Harbor Capital Appreciation Fund	HNACX	HACAX	HRCAX	HCAIX
Harbor Convertible Securities Fund	HNCVX	HACSX	HRCSX	HICSX
Harbor Core Bond Fund	HCBRX	HACBX	--	--
Harbor Core Plus Fund (formerly, Harbor Bond Fund)	HBFRX	HABDX	HRBDX	--
Harbor Disruptive Innovation Fund (formerly, Harbor Mid Cap Growth Fund)	HNMGX	HAMGX	HRMGX	HIMGX
Harbor Diversified International All Cap Fund	HNIDX	HAIDX	HRIDX	HIIDX
Harbor Emerging Markets Equity Fund	HNEMX	HAEMX	HREMX	HIEEX
Harbor Focused International Fund	HNFRX	HNFSX	HNFDX	HNFIX
Harbor Global Leaders Fund	HNGIX	HGGAX	HRGAX	HGGIX
Harbor High-Yield Bond Fund	HNHYX	HYFAX	HYFRX	HYFIX
Harbor International Fund	HNINX	HAINX	HRINX	HIINX
Harbor International Growth Fund	HNGFX	HAIGX	HRIGX	HIIGX
Harbor International Small Cap Fund	HNISX	HAISX	HRISX	HIISX
Harbor Large Cap Value Fund	HNLVX	HAVLX	HRLVX	HILVX
Harbor Mid Cap Fund	HMCRX	HMCLX	HMCDX	HMCNX
Harbor Mid Cap Value Fund	HNMVX	HAMVX	HRMVX	HIMVX
Harbor Money Market Fund	--	HARXX	HRMXX	--
Harbor Overseas Fund	HAORX	HAOSX	HAOAX	HAONX
Harbor Small Cap Growth Fund	HNSGX	HASGX	HRSGX	HISGX
Harbor Small Cap Value Fund	HNVRX	HASCX	HSVRX	HISVX
Harbor Strategic Growth Fund	HNGSX	MVSGX	HSRGX	HISWX
Additional funds may be created by the Funds’ Board of Trustees (the “Board of Trustees” or the “Trustees”) from time to time. Harbor Capital Advisors, Inc. (the “Adviser”) serves as investment adviser with respect to the Funds, and may employ one or more subadvisers (each, a “Subadviser”), in managing the Funds, as described in the applicable prospectus.
This Statement of Additional Information is not a prospectus, but provides additional information that should be read in conjunction with the Prospectus of the respective Fund dated March 1, 2022, as amended or supplemented from time to time. Additional information about each Fund’s investments is available at harborcapital.com or in the respective Fund’s Annual and Semi-Annual reports to shareholders. Investors can obtain free copies of the Prospectus and the Statement of Additional Information, the Annual Reports, which contain the Funds’ audited financial statements, the Semi-Annual Reports, request other information and discuss their questions about the Funds by calling 800-422-1050, by writing to Harbor Funds at 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302 or by visiting our website at harborcapital.com. The financial statements of the Funds as of and for the period ended October 31, 2021, have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are incorporated by reference in this Statement of Additional Information.

ADDITIONAL POLICIES AND INVESTMENT TECHNIQUES

Each Fund is a diversified management investment company that has its own investment objective that it pursues through separate investment policies, as described in the Prospectus and below. The following discussion elaborates on the presentation of certain of the Funds’ investment policies contained in the Prospectus.
A Fund may temporarily depart from its normal investment policies and strategies when the Fund’s Subadviser and/or the Adviser, as applicable, believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Funds investment objective. For instance, a Fund may invest beyond its normal limits in derivatives or exchange traded funds that are consistent with the Fund‘s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one Subadviser to another or receives large cash flows that it cannot prudently invest immediately.
In addition, a Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments— in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

80% Requirement
Certain Funds are subject to a policy, applied at the time of each purchase, of investing 80% of the Fund’s net assets, plus borrowings for investment purposes, in securities suggested by the Fund’s name, as set forth in its prospectus. Such a Fund need not sell non-qualifying securities that appreciated in value in order to bring its investments in compliance with the 80% requirement. However, any future investments must be made in a manner to bring the Fund’s investments in compliance with the 80% requirement. This policy may be changed by the Fund upon 60 days’ advanced notice to the shareholders.
The market value of derivatives that have economic characteristics similar to the investments included in the Harbor International Small Cap Fund’s 80% policy will be counted for purposes of this policy.

99.5% Requirement
Harbor Money Market Fund has adopted a policy to invest 99.5% or more of the Fund’s total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash or government securities) so as to qualify as a “government money market fund” under Rule 2a-7 of the Investment Company Act. This policy may be changed by the Fund upon 60 days’ advanced notice to the shareholders.
Harbor Money Market Fund may invest up to 0.5% of its total assets in investments other than: (i) cash; (ii) “government securities”; and/or (iii) repurchase agreements that are “collateralized fully,” provided that such investments also otherwise comply with the requirements of Rule 2a-7.
“Government securities,” generally refers to securities issued or guaranteed by the U.S. government or certain U.S. government agencies or instrumentalities.

1

Investment Policies

✓ Applicable	Harbor Capital Appreciation Fund	Harbor Convertible Securities Fund	Harbor Core Bond Fund	Harbor Core Plus Fund (formerly, Harbor Bond Fund)	Harbor Disruptive Innovation Fund (formerly, Harbor Mid Cap Growth Fund)	Harbor Diversified International All Cap Fund	Harbor Emerging Markets Equity Fund
Asset-Backed Securities			✓	✓
Below Investment-Grade Fixed Income Securities		✓
Borrowing	✓	✓	✓	✓	✓	✓	✓
Cash Equivalents	✓	✓	✓	✓	✓	✓	✓
Collateralized Debt Obligations			✓	✓
Common Stocks	✓	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓
Cybersecurity Risks	✓	✓	✓	✓	✓	✓	✓
Delayed Funding and Revolving Credit Facilities		✓	✓	✓
Derivative Instruments	✓	✓	✓	✓	✓	✓	✓
Duration
Event-Linked Exposure		✓
Fixed Income Securities	✓	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓		✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓	✓
Forward Commitments and When-Issued Securities	✓	✓	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓
Inflation-Indexed Bonds			✓	✓
Interfund Lending	✓	✓	✓	✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓
Liquidation of Funds	✓	✓	✓	✓	✓	✓	✓
Loan Originations, Participations and Assignments		✓	✓	✓
Mortgate “Dollar Roll” Transactions			✓	✓
Mortgage-Backed Securities			✓	✓
Municipal Bonds			✓	✓
Partnership Securities	✓	✓	✓	✓	✓	✓	✓
Preferred Stocks	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts	✓	✓	✓	✓	✓	✓	✓
Regulatory Risk and Other Market Events	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓
Restricted Securities	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements		✓
Rights and Warrants	✓	✓	✓	✓	✓	✓	✓
Securities Lending	✓	✓	✓	✓	✓	✓	✓
Short Sales	✓	✓	✓	✓	✓
Small to Mid Companies	✓	✓			✓	✓	✓
Sovereign Debt Obligation	✓	✓	✓	✓	✓	✓	✓
Special Purpose Acquisition Companies					✓
Structured Products			✓	✓
Trust-Preferred Securities	✓	✓	✓	✓	✓	✓	✓
U.S. Government Securities	✓	✓	✓	✓	✓	✓	✓
Variable and Floating Rate Securities	✓	✓	✓	✓	✓	✓	✓

2

Investment Policies

✓ Applicable	Harbor Focused International Fund	Harbor Global Leaders Fund	Harbor High-Yield Bond Fund	Harbor International Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Large Cap Value Fund
Asset-Backed Securities
Below Investment-Grade Fixed Income Securities			✓
Borrowing	✓	✓	✓	✓	✓	✓	✓
Cash Equivalents	✓	✓	✓	✓	✓	✓	✓
Collateralized Debt Obligations
Common Stocks	✓	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓
Cybersecurity Risks	✓	✓	✓	✓	✓	✓	✓
Delayed Funding and Revolving Credit Facilities			✓
Derivative Instruments	✓	✓	✓	✓	✓	✓	✓
Duration
Event-Linked Exposure
Fixed Income Securities	✓	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓		✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓	✓
Forward Commitments and When-Issued Securities	✓	✓	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓
Inflation-Indexed Bonds
Interfund Lending	✓	✓	✓	✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓
Liquidation of Funds	✓	✓	✓	✓	✓	✓	✓
Loan Originations, Participations and Assignments			✓
Mortgate “Dollar Roll” Transactions
Mortgage-Backed Securities
Municipal Bonds
Partnership Securities	✓	✓	✓	✓	✓	✓	✓
Preferred Stocks	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts	✓	✓	✓	✓	✓	✓	✓
Regulatory Risk and Other Market Events	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓
Restricted Securities	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements			✓
Rights and Warrants	✓	✓	✓	✓	✓	✓	✓
Securities Lending	✓	✓	✓	✓	✓	✓	✓
Short Sales	✓	✓	✓			✓	✓
Small to Mid Companies	✓	✓	✓	✓	✓	✓	✓
Sovereign Debt Obligation	✓	✓		✓	✓	✓	✓
Special Purpose Acquisition Companies
Structured Products
Trust-Preferred Securities	✓	✓	✓	✓	✓	✓	✓
U.S. Government Securities	✓	✓	✓	✓	✓	✓	✓
Variable and Floating Rate Securities	✓	✓	✓	✓	✓	✓	✓

3

Investment Policies

✓ Applicable	Harbor Mid Cap Fund	Harbor Mid Cap Value Fund	Harbor Money Market Fund	Harbor Overseas Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Value Fund	Harbor Strategic Growth Fund
Asset-Backed Securities
Below Investment-Grade Fixed Income Securities
Borrowing	✓	✓	✓	✓	✓	✓	✓
Cash Equivalents	✓	✓	✓	✓	✓	✓	✓
Collateralized Debt Obligations
Common Stocks	✓	✓		✓	✓	✓	✓
Convertible Securities	✓	✓		✓	✓	✓	✓
Cybersecurity Risks	✓	✓	✓	✓	✓	✓	✓
Delayed Funding and Revolving Credit Facilities
Derivative Instruments	✓	✓		✓	✓	✓	✓
Duration			✓
Event-Linked Exposure
Fixed Income Securities	✓	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓		✓	✓	✓	✓
Foreign Securities	✓	✓		✓	✓	✓	✓
Forward Commitments and When-Issued Securities	✓	✓		✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓
Inflation-Indexed Bonds
Interfund Lending	✓	✓	✓	✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓
Liquidation of Funds	✓	✓	✓	✓	✓	✓	✓
Loan Originations, Participations and Assignments
Mortgate “Dollar Roll” Transactions
Mortgage-Backed Securities			✓
Municipal Bonds
Partnership Securities	✓	✓		✓	✓	✓	✓
Preferred Stocks	✓	✓		✓	✓	✓	✓
Real Estate Investment Trusts	✓	✓	✓	✓	✓	✓	✓
Regulatory Risk and Other Market Events	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓
Restricted Securities	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements
Rights and Warrants	✓	✓		✓	✓	✓	✓
Securities Lending	✓	✓		✓	✓	✓	✓
Short Sales	✓	✓		✓	✓	✓	✓
Small to Mid Companies	✓	✓		✓	✓	✓	✓
Sovereign Debt Obligation	✓	✓		✓	✓	✓	✓
Special Purpose Acquisition Companies
Structured Products
Trust-Preferred Securities	✓	✓		✓	✓	✓	✓
U.S. Government Securities	✓	✓	✓	✓	✓	✓	✓
Variable and Floating Rate Securities	✓	✓		✓	✓	✓	✓

The investment policies below are applicable to each Fund as indicated in the preceding table. Unless otherwise noted, each Fund may make the types of investments, and is subject to the types of risks, described in each applicable investment policy.

4

Investment Policies

Asset-Backed Securities
Permitted investments include asset-backed securities and in securities that represent individual interests in pools of consumer loans and trade receivables similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a collateralized mortgage obligation (“CMO”) structure). Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time. Payments of principal and interest typically are supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower’s other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, a Fund may experience losses or delays in receiving payment.
Other types of mortgage-backed and asset-backed securities may be developed in the future, and a Fund may invest in them if the relevant Fund’s Subadviser and/or the Adviser, as applicable, determines they are consistent with the Fund’s investment objectives and policies.
Asset-backed securities entail certain risks not presented by mortgage-backed securities. Asset-backed securities do not have the benefit of the same type of security interest in the related collateral. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.
In a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.
Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Below Investment-Grade Fixed Income Securities
Below investment-grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment-grade standing. Below investment-grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as corporate developments, interest rate sensitivity, negative perceptions of the high-yield markets generally and limited secondary market liquidity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.
The market values of high-yield, fixed income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high-yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers’ inability to meet specific projected business forecasts. These below investment-grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high-yield bond market and investor perceptions regarding lower rated securities, whether or not based on the Fund’s fundamental analysis, may depress the prices for such securities.

5

Investment Policies

Below Investment-Grade Fixed Income Securities — Continued
Since investors generally perceive that there are greater risks associated with below investment-grade securities of the type in which the Fund invests, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility.
Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s net asset value.
The risk of loss from default for the holders of high-yield, fixed income securities is significantly greater than is the case for holders of other debt securities because such high-yield, fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.
The secondary market for high-yield, fixed income securities is dominated by institutional investors, including mutual fund portfolios, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher rated securities. In addition, the trading volume for high-yield, fixed income securities is generally lower than that of higher rated securities and the secondary market for high-yield, fixed income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund’s ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund’s net asset value. A less liquid secondary market may also make it more difficult for a Fund to obtain precise valuations of the high-yield securities in its portfolio.
Federal legislation could adversely affect the secondary market for high-yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.
Below investment-grade or high-yield, fixed income securities also present risks based on payment expectations. High-yield, fixed income securities frequently contain “call” or “buy-back” features, which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, a Fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors. A Fund may also incur additional expenses to the extent that it is required to seek recovery upon default in the payment of principal or interest on a portfolio security.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of below investment-grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as preliminary indicators of investment quality. Investments in below investment-grade and comparable unrated obligations will be more dependent on credit analysis by each Fund’s Subadviser and/or the Adviser, as applicable, than would be the case with investments in investment-grade debt obligations. Each Fund’s Subadviser and/or the Adviser, as applicable, employs their own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. Each Fund’s Subadviser and/or the Adviser, as applicable, monitors the investments in each Fund’s portfolio and evaluate whether to dispose of or to retain below investment-grade and comparable unrated securities whose credit ratings or credit quality may have changed. There can be no assurance that the analysis of the Fund’s Subadviser and/or the Adviser, as applicable, will be accurate or complete. A Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers or reference obligors in its portfolio.
There are special tax considerations associated with investing in bonds, including high-yield bonds, structured as zero coupon or payment-in-kind securities. For example, a Fund is required to report the accrued interest on these securities as current income each year even though it may receive no cash interest until the security’s maturity or payment date. The Fund may be required to sell some of its assets to obtain cash to distribute to shareholders in order to satisfy the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to such accrued interest. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

6

Investment Policies

Borrowing
Borrowing is permitted for temporary administrative or emergency purposes and this borrowing may be unsecured. Borrowing may exaggerate the effect on any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Cash Equivalents
Cash equivalents include short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities). The Fund may also invest in obligations of domestic and/or foreign banks, which include certificates of deposit, bankers’ acceptances and fixed time deposits. The Fund may also invest in obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation (“FDIC”). Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of further political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.
The Fund may also invest in commercial paper that at the date of investment is rated at least A-1 by S&P, P-1 by Moody’s or F-1 by Fitch Ratings (P-3 for Harbor Core Plus Fund) or, if not rated, is issued or guaranteed as to payment of principal and interest by companies that at the date of investment have an outstanding debt issue rated AA or better by S&P or equivalently rated by Moody’s or Fitch Ratings; short-term corporate obligations that at the date of investment are rated AA or better by S&P or equivalently rated by Moody’s or Fitch Ratings, and other debt instruments, including unrated instruments, determined to be of comparable high quality and liquidity.
The Fund may hold cash and invest in cash equivalents pending investment of proceeds from new sales or to meet ordinary daily cash needs.

Collateralized Debt Obligations
Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a security issued by a trust that is backed by a diversified pool of high risk, below investment-grade fixed income securities. A CLO is a security issued by a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities and can be rated investment-grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, and aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may

7

Investment Policies

Collateralized Debt Obligations — Continued
exist for CDOs allowing a CDO to qualify for transactions under Rule 144A of the 1933 Act. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund’s prospectuses (i.e., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to, the possibility that: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. These risks have recently led to actual defaults and market losses on CDOs known as “structured investment vehicles” or “SIVs.”

Common Stocks
Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Common stock usually carries with it the right to vote and frequently, an exclusive right to do so.

Convertible Securities
Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price’s decline. They generally pay less income than non-convertible bonds.
CONTINGENT CONVERTIBLE INSTRUMENTS
Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:
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Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.
■
Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos (such as a Fund) against the issuer with respect to or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a trigger, each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
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Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Cybersecurity Risks
As the use of technology increases, a Fund may be more susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber attacks include, among other things, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data.
Cybersecurity breaches affecting a Fund or each Adviser, Fund’s Subadviser(s) custodian, transfer agent, other third-party service providers, intermediaries and others may adversely impact a Fund and its shareholders. A cybersecurity breach may cause disruptions and impact the Funds’ business operations, which could potentially result in financial losses, inability to determine a Fund’s net asset value, impediments to trading, reputational damage, the inability of shareholders to transact business, violation of applicable law, regulatory penalties and/or fines, and compliance and other costs. Indirect cybersecurity breaches at third-party service providers, intermediaries, trading counterparties, governmental

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and other regulatory authorities, and exchange and other financial market operators may subject a Fund’s shareholders to the same risks associated with direct cybersecurity breaches. Further, indirect cybersecurity breaches at an issuer of securities in which a Fund invests may similarly negatively impact a Fund’s shareholders because of a decrease in the value of these securities.
The Trust has established policies and procedures designed to reduce the risks associated with cybersecurity breaches and other operational disruptions. However, there is no guarantee that such efforts will succeed, especially since the Trust does not directly control the cybersecurity systems of issuers or third-party service providers. There is a risk that cybersecurity breaches will not be detected. In addition, there are inherent limitations to these policies and procedures and certain risks may not yet be identified and new risks may emerge in the future. The Funds and their shareholders could be negatively impacted as a result of any cybersecurity breaches or operational disruptions.

Delayed Funding and Revolving Credit Facilities
Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate cash or liquid securities with the Fund’s custodian, or set aside or restrict in the records or systems of the Fund’s Subadviser and/or the Adviser, as applicable, relating to the Fund, cash or liquid assets in an amount sufficient to meet such commitments that are marked-to-market daily.
The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intend to treat delayed funding loans, and revolving credit facilities for which there is no readily available market, as illiquid for purposes of the limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of each Fund’s investment restriction relating to the lending of funds or assets by a Fund.

Derivative Instruments
Derivative instruments are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract either entered into between two parties (unlike a stock or a bond) or traded on an exchange and subject to central clearing. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.
A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the Fund , including an investment in conventional securities,  reflects an implicit prediction about future changes in the value of that investment. Every Fund investment also involves a risk that the expectations of the Subadviser and/or the Adviser, as applicable, will be wrong. Transactions in derivative instruments often enable a Fund to take investment positions that more precisely reflect the expectations of the Subadviser and/or the Adviser, as applicable, concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investments in conventional securities.
Derivative contracts include options, futures contracts and swap agreements. The principal risks associated with derivative instruments are:
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Market Risk: The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is similar to the risk of investing in conventional securities.
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Leverage And Associated Price Volatility: Leverage causes increased volatility in the price of the derivative and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.
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Counterparty Credit Risk: The use of an over-the-counter derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. For example, in an option contract, this involves the risk to the option buyer that the

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writer will not buy or sell the underlying asset as agreed. In general, counterparty risk can be reduced by having an organization with extremely good credit act as an intermediary between the two parties. Currently, some derivatives such as certain interest rate swaps and certain credit default index swaps are subject to central clearing. Central clearing is expected to reduce counterparty credit risk, but central clearing does not make derivatives risk-free.
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Liquidity And Valuation Risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced generally with as much accuracy as conventional securities. Derivative instruments that are custom-designed to meet the specialized investment needs of a relatively narrow group of institutional investors, may be less liquid and more difficult to value.
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Correlation Risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.
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Operational Risk: The risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error.
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Legal Risk: The risk that there is insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a contract.
SEC Regulatory Change. In October 2020, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the Portfolio’s asset segregation and cover practices discussed herein. The final rule requires a Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund satisfies a “limited derivatives users” exception that is included in the final rule. Under the final rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund satisfies the limited derivatives users exception, but for portfolios subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding the use of securities lending collateral that may limit a Fund’s securities lending activities. In addition, under the final rule, a Fund will be permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Funde treats any such transaction as a “derivatives transaction” for purposes of compliance with the final rule. Furthermore, under the final rule, a Fund will be permitted to enter into an unfunded commitment agreement if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.
Compliance with these new requirements will be required after an eighteen-month transition period ending August 19, 2022. Following the compliance date, these requirements may limit the ability of a Fund to use derivatives, reverse repurchase agreements and similar financing transactions, when-issued, delayed delivery and forward commitment transactions, and unfunded commitment agreements as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The Adviser cannot predict the effects of these regulations and will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

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Derivative Instruments — Continued
OPTIONS TRANSACTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
Options Transactions. Harbor Large Cap Value Fund, Harbor Core Bond Fund, Harbor Core Plus Fund and Harbor High-Yield Bond Fund are not authorized to engage in options transactions on currency. Harbor International Fund and Harbor International Growth Fund are not authorized to engage in options transactions on currencies for speculative purposes. Harbor Convertible Securities Fund may use options on currencies for cross-hedging purposes and to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. Each Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.
Writing Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.
The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.
The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.
The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund’s portfolio securities.
Each Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Subadviser and/or the Adviser, as applicable,. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day’s settlement

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Derivative Instruments — Continued
price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses. Position limits adopted by the CFTC may limit the Funds’ ability to obtain indirect exposure to commodities through commodity futures contracts and related options or may increase the cost of such exposure.
Futures Contracts and Options on Futures Contracts. Harbor Large Cap Value Fund, Harbor Core Bond Fund, Harbor Core Plus Fund and Harbor High-Yield Bond Fund are not authorized to enter into currency futures contracts and options on such contracts. Harbor International Fund and Harbor International Growth Fund are not authorized to enter into futures contracts on currencies or engage in options transactions with respect to futures contracts for speculative purposes. Harbor Money Market Fund is not authorized to enter into futures contracts or engage in options transactions with respect to futures contracts. Otherwise, to seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies, commodities and commodity indices and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission (“CFTC”).
A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments, currencies, commodities or indices for an agreed price for a designated period (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.
Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions (same exchange, underlying security or index, and delivery months) that may result in a profit or a loss. While futures contracts on securities, currency or commodities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities, currency or commodities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date. The Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market and there is no assurance that a portfolio manager will be able to close out its position when the Subadviser and/or the Adviser, as applicable, considers it appropriate or desirable to do so. In the event of adverse price movements, the Fund may be required to continue making daily cash payments to maintain its required margin. If the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the Subadviser and/or the Adviser, as applicable, would not otherwise elect to do so. In addition, the Fund may be required to deliver or take delivery of instruments underlying futures contracts it holds.
Options On Futures Contracts. Except as noted above, the Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
Risks Associated With Options Transactions, Futures Contracts and Options on Futures Contracts. The writing and purchase of futures contracts and options on futures is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of futures contracts and options on futures depends in part on the Subadviser and/or the Adviser, as applicable,’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the futures contracts or options and the relevant securities or currency or other markets.
Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits.

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Derivative Instruments — Continued
While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates, among other things, may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.
Perfect correlation between the Fund’s futures positions and portfolio positions may be impossible to achieve. In the event of an imperfect correlation between a futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.
There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded futures contract or option on a futures contract or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies. The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price.
The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Adviser and/or Subadviser, as applicable, will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing the Funds, and the limits may constrain the ability of a Fund to use such contracts.
SWAPS, CAPS, FLOORS AND COLLARS
Harbor Convertible Securities Fund, Harbor Core Bond Fund and Harbor Core Plus Fund may enter into swaps, caps, floors, and collars for hedging purposes or to seek to increase total return. For purposes of other investment policies and restrictions, the Fund may value derivative instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value). For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Most types of over-the-counter swap agreements entered into by the Funds will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under an over-the-counter swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Certain types of swaps are exchange-traded and subject to clearing. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.
The Fund may from time to time combine swaps with options. Interest rate swaps involve the exchange of respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.

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Investment Policies

Derivative Instruments — Continued
Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.
Harbor Convertible Securities Fund will only enter into currency swap, cap or floor transactions with counterparties to such transactions that meet the minimum credit quality requirements applicable to the respective Fund generally and meets any other appropriate counterparty criteria as determined by the Fund’s Subadviser and/or the Adviser, as applicable,. The minimum credit quality requirements for Harbor Convertible Securities Fund are those applicable to the Fund’s purchase of securities generally such that if the Fund is permitted to only purchase securities which are rated investment-grade (or the equivalent if unrated), the Fund could only enter into one of the above referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated).
Each Fund may enter into swap transactions for the purpose of achieving the approximate economic equivalent of a purchase or sale of foreign equity securities (to the extent the investment policies for such fund otherwise permits it to purchase foreign equity securities) when the Fund is not able to purchase or sell foreign equity securities directly because of administrative or other similar restrictions, such as the need to establish an account with a local sub-custodian prior to purchase or sale, applicable to U.S. mutual funds in that local market.
Each Fund’s current obligations under a swap agreement are accrued daily (offset against any amounts owed by the counterparty to the Fund) and any accrued but unpaid net amounts owed by a Fund to a counterparty are, pursuant to current SEC regulations, covered by segregating or earmarking Fund assets determined to be liquid by the Fund’s Subadviser and/or the Adviser, as applicable, in accordance with liquidity procedures established by the Fund’s Board of Trustees. In accordance with current SEC regulations, obligations under swap agreements that are covered in this manner are not considered “senior securities” for purposes of the Fund’s investment restriction regarding senior securities, in accordance with prior staff guidance.
Each Fund may invest in loan originations, participations or assignments; mortgage- and asset-backed securities; options, futures contracts and options on futures contracts; foreign currency transactions; or other derivative instruments, to the extent permitted in the Fund’s prospectus or this Statement of Additional Information, notwithstanding that such securities and/or instruments may be considered swaps under the Dodd-Frank Wall Street Reform and Consumer Protection Act.
Credit Default Swaps. Harbor Convertible Securities Fund, Harbor Core Bond Fund, Harbor Core Plus Fund and Harbor High-Yield Bond Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation or the net cash-settlement amount. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation or a net cash-settlement amount. As a seller, during the term of the contract, the Fund will place cash that is not available for investment or liquid securities, equal to the full notional value of the reference obligation, in a separate account with the Fund’s custodian or will set aside or restrict cash or liquid securities in the records or systems of the Fund’s Subadviser and/or the Adviser, as applicable,, relating to the Fund. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.
OTHER RISKS ASSOCIATED WITH DERIVATIVES
Risks Associated with Commodity Derivatives. There are several additional risks associated with transactions in commodity futures contracts and other commodity derivatives.
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Storage Risk. Unlike the financial derivatives markets, in certain commodity derivatives markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity derivative will reflect the storage costs of purchasing the physical commodity,

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Derivative Instruments — Continued
including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in a derivative on that commodity, the value of the derivative may change proportionately.
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Reinvestment Risk. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
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Other Economic Factors. The commodities that underlie commodity derivatives may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.
Hedging And Other Strategies. The Fund will engage in futures and related options and other derivatives transactions either for bona fide hedging purposes or to seek to increase total return. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts or other derivatives. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts or other derivatives, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies or other currency derivatives.
The Fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if, among other reasons, there is an established historical pattern of correlation between the two currencies.
When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the derivatives position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the derivatives position.
On other occasions, the Fund may take a “long” position by purchasing derivatives. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase derivatives as a substitute for transactions in securities, commodities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities or commodities market or currency.
Asset Segregation. As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, a Fund must identify on its books

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Investment Policies

Derivative Instruments — Continued
liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not a permissible offsetting position or a contractual “netting” agreement with respect to swaps (other than credit default swaps where the Fund is the protection seller). However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, a Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Futures contracts that do not cash settle may be treated as cash settled for asset segregation purposes when the Funds have entered into a contractual arrangement with a third party futures commission merchant (“FCM”) to offset the Funds’ exposure under the contract and, failing that, to assign their delivery obligation under the contract to the counterparty. The Funds reserve the right to modify their asset segregation policies in the future in their discretion, consistent with the 1940 Act and SEC or SEC staff guidance. By identifying assets equal to only its net obligations under certain instruments, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to identify assets equal to the full notional amount of the instrument. As described above, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by the Funds that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Funds’ asset segregation and cover practices discussed herein.
Commodity Pool Operator Status. The Adviser is registered as a “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”) and is a member of the National Futures Association.  However, the Adviser with respect to the Funds, has filed a notice of eligibility with the National Futures Association to claim an exclusion from the definition of the term CPO under the CEA, and, therefore, the Adviser is not subject to registration or regulation as a CPO under the CEA and the rules thereunder with respect to the Funds. Because the Adviser intends to operate the Funds in a manner that would permit each to continue to remain eligible for the exclusion, each of the Funds will be limited in its ability to use certain financial instruments regulated under the CEA, including futures contracts and options on futures contracts, which may adversely impact a Fund’s return. In the event the Adviser becomes unable to rely on the exclusion and operates the Fund subject to CFTC regulation, the Fund may incur additional expenses.

Duration
Duration is a measure of average maturity that was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration can be one of the characteristics used in security selection for a fixed income fund, except that Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, and Harbor Core Bond Fund do not focus on securities with a particular duration.
Most debt obligations provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term-to-maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment and doesn’t take into account the pattern of the security’s payments prior to maturity. Duration is a measure of the average life of a fixed income security on a present value basis. Duration is computed by calculating the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), and weighing them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security. Conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.
Generally speaking, if interest rates move up by 100 basis points, the value of a fixed income security with a five-year duration will decline by five points. If the fixed income security’s duration was three years, it would decline by three points; two years — two points; and so on. To the extent a Fund is invested in fixed income securities, the value of the Fund’s portfolio will decrease in a similar manner given the conditions illustrated above.
Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen the portfolio duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

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Investment Policies

Event-Linked Exposure
Event-linked exposure may be obtained by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the nonoccurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose all or a portion of its entire principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory or optional at the discretion of the issuer in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including, but not limited to, issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Fixed Income Securities
Corporate and foreign governmental debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The Fund’s Subadviser and/or the Adviser, as applicable, will consider both credit risk and market risk in making investment decisions for the Fund.

Foreign Currency Transactions
The value of investments in securities denominated in foreign currencies and the value of dividends and interest earned may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Fund. Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward contracts to purchase or sell foreign currencies. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.
Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and commissions are not typically charged for trades. Although foreign exchange dealers do not generally charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.
Harbor International Small Cap Fund, Harbor Core Plus Fund and Harbor Convertible Securities Fund may enter into forward foreign currency exchange contracts for non-hedging purposes, such as to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
A contract for the purchase or sale of a security denominated in a foreign currency may be entered into in order to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss. Such loss would result from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

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Investment Policies

Foreign Currency Transactions — Continued
When the Subadviser and/or the Adviser, as applicable, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars that approximates the value of some or all of the relevant Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.
Harbor International Small Cap Fund, Harbor Core Plus Fund and Harbor Convertible Securities Fund may engage in cross-hedging by using foreign contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Fund’s Subadviser and/or the Adviser, as applicable, determines, for example, that there is a pattern of correlation between the two currencies. These practices may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. Harbor International Small Cap Fund and Harbor Core Plus Fund may also purchase and sell forward contracts for non-hedging purposes when its Subadviser anticipates that the foreign currency will appreciate or depreciate in value but that securities in that currency do not present attractive investment opportunities and are not held in the Fund’s portfolio.
When foreign currency exchange contracts are used for hedging purposes, a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.
Transactions in forward contracts may be entered into only when deemed appropriate by the Subadviser and/or the Adviser, as applicable. The Fund generally will not enter into a forward contract with a term of greater than one year. The Fund may experience delays in the settlement of its foreign currency transactions.
Pursuant to current SEC requirements, the Fund will place cash that is not available for investment, or liquid securities (denominated in the foreign currency subject to the forward contract), in a separate account with the Funds’ custodian or will set aside or restrict that cash in the records or systems of the Subadviser and/or the Adviser, as applicable. The amounts in such separate account, or set aside or restricted, will equal the value of the Fund’s total assets that are committed to the consummation of foreign currency exchange contracts entered into as a hedge against a decline in the value of a particular foreign currency. If the value of the securities placed in the separate account declines, the Fund will place in the account, or will set aside or restrict, additional cash or securities on a daily basis so that the value of the account or amount set aside or restricted will equal the amount of the Fund’s commitments with respect to such contracts.
Using forward contracts to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Fund’s foreign assets.
While a Fund may enter into forward foreign currency exchange contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Certain strategies could minimize the risk of loss due to a decline in the value of the hedged foreign currency, but they could also limit any potential gain that might result from an increase in the value of the currency. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

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Investment Policies

Foreign Currency Transactions — Continued
An issuer of fixed income securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The Fund may also invest in debt securities denominated in the European Currency Unit (“ECU”), which is a “basket” consisting of a specified amount, in the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Fund may invest in securities denominated in other currency “baskets.”
A Fund’s activities in foreign currency contracts, currency futures contracts and related options and currency options may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Foreign Securities
The Fund’s Subadviser and/or the Adviser, as applicable, is responsible for determining, with respect to the Fund(s) managed, whether a particular issuer would be considered a foreign or emerging market issuer. Normally, foreign or emerging market governments and their agencies and instrumentalities are considered foreign or emerging market issuers, respectively. In the case of non-governmental issuers, each Fund’s Subadviser and/or the Adviser, as applicable, may consider an issuer to be a foreign or emerging market issuer if:
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the company has been classified by MSCI, FTSE, or S&P indices or another major index provider (as determined by the Subadviser) as a foreign or emerging market issuer;
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the equity securities of the company principally trade on stock exchanges in one or more foreign or emerging market countries;
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a company derives a substantial portion of its total revenue from goods produced, sales made or services performed in one or more foreign or emerging market countries or a substantial portion of its assets are located in one or more foreign or emerging market countries;
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the company is organized under the laws of a foreign or emerging market country or its principal executive offices are located in a foreign or emerging market country; and/or
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each Fund’s Subadviser and/or the Adviser, as applicable, otherwise determines an issuer to be a foreign or emerging markets issuer in its discretion based on any other factors relevant to a particular issuer.
Each Fund’s Subadviser and/or the Adviser, as applicable, may weigh those factors differently when making a classification decision. Because the global nature of many companies can make the classification of those companies difficult and because the Funds' Subadvisers and/or the, Adviser, as applicable, do not consult with one another with respect to the management of their respective Funds, the Subadvisers may, on occasion, classify the same issuer differently. Certain companies which are organized under the laws of a foreign or emerging market country may nevertheless be classified by a Fund’s Subadviser and/or the Adviser, as applicable, as a domestic issuer. This may occur when the company’s economic fortunes and risks are primarily linked to the U.S. and the company’s principal operations are conducted from the U.S. or when the company’s equity securities trade principally on a U.S. stock exchange.
With respect to Harbor Emerging Markets Equity Fund, emerging market companies are defined as those that are located in, or economically tied to, emerging market countries or that maintain securities that principally trade on exchanges located in emerging market countries. This Fund considers a company “economically tied to” an emerging market country if such company derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets, in an emerging market country.
FOREIGN SECURITIES RISKS
Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate may also reduce the value of certain portfolio securities. Even though the securities are denominated in U.S. dollars, exchange rate changes may adversely affect the company’s operations or financial health.
Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

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Investment Policies

Foreign Securities — Continued
In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the U.S. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of a Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. These delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. An inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.
The Funds’ custodian has established and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Funds may invest to permit the Funds’ assets to be held in those foreign countries. These relationships have been established pursuant to Rule 17f-5 of the Investment Company Act, which governs the establishment of foreign subcustodial arrangements for mutual funds. The Funds’ subcustodial arrangements may be subject to certain risks including: (i) the inability of the Funds to recover assets in the event of the subcustodian’s bankruptcy; (ii) legal restrictions on the Funds’ ability to recover assets lost while under the care of the subcustodian; (iii) the likelihood of expropriation, confiscation or a freeze of the Funds’ assets; and (iv) difficulties in converting the Funds’ cash and cash equivalents to U.S. dollars. The Adviser and Subadviser(s)  have evaluated the political risk associated with an investment in a particular country.
Investing in securities of non-U.S. companies may entail additional risks especially in emerging countries due to the potential political and economic instability of certain countries. These risks include expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. Should one of these events occur, a Fund could lose its entire investment in any such country. A Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.
Even though opportunities for investment may exist in foreign countries, any changes in the leadership or policies of the governments of those countries, or in any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and thereby eliminate any investment opportunities that may currently exist. This is particularly true of emerging markets.
Certain countries in which the Funds may invest may have minority groups that advocate religious or revolutionary philosophies or support ethnic independence. Any action on the part of such individuals could carry the potential for destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund’s investment in those countries.
Certain countries prohibit or impose substantial restrictions on investments in their capital and equity markets by foreign entities like the Funds. Certain countries require governmental approval prior to foreign investments or limit the amount of foreign investment in a particular company or limit the investment to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. In particular, restrictions on repatriation could make it more difficult for a Fund to obtain cash necessary to satisfy the tax distribution requirements that must be satisfied in order for the Fund to avoid federal income or excise tax.
Global economies and financial markets are becoming increasingly interconnected and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In January 2020, the United Kingdom withdrew from the EU (referred to as “Brexit”) subject to a withdrawal agreement that permits the United Kingdom to effectively remain in the EU from an economic perspective during a transition phase that expired at the end of 2020. On December 24, 2020, negotiators representing the United Kingdom and the EU came to a preliminary trade agreement, the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and United Kingdom’s relationship

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Investment Policies

Foreign Securities — Continued
following the end of the transition period. On December 30, 2020, the United Kingdom and the EU signed the TCA, which was ratified by the British Parliament on the same day. The TCA was subsequently ratified by the EU Parliament and entered into force on May 1, 2021. Brexit has resulted in volatility in European and global markets and could have significant negative impacts on financial markets in the United Kingdom and throughout Europe. The longer term economic, legal, political and social framework to be put in place between the United Kingdom and the EU is unclear at this stage and is likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. This uncertainty may have an adverse effect on the economy generally and on the value of a Fund’s investments.
EMERGING MARKETS
Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities.
Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, would be heightened. In addition, unanticipated political or social developments may affect the values of a Fund’s investments and the availability to the Fund of additional investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).
Emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. The degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. Accordingly, regulators may not have sufficient access to audit and oversee issuers, and there could be less information available about issuers in certain emerging market countries. As a result, the ability of the Adviser  or a Subadviser to evaluate local companies or their potential impact on a Fund’s performance could be inhibited. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses.
In addition, the U.S. and other nations and international organizations may impose economic sanctions or take other actions that may adversely affect issuers located in certain countries. In particular, the U.S. and other countries have imposed economic sanctions on certain Russian individuals and corporate entities. The U.S. or other countries could also institute broader sanctions on Russia. Such sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s portfolio. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in companies located in certain countries, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Countries subject to sanctions may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of a Fund’s portfolio and potentially disrupt its operations. Such events may have an adverse impact on the economies and debts of other emerging markets as well.
On June 3, 2021, President Biden issued Executive Order 14032 (the “Order”), entitled “Executive Order on Addressing the Threat From Securities Investments That Finance Certain Companies of the People’s Republic of China.” The Order restricts transactions in publicly traded securities, or any publicly traded securities that are derivative of, or are designed to provide investment exposure to such securities, of Chinese military industrial complex companies (“CMIC”) by any United States person. The scope and implementation of the sanctions may change as additional guidance is issued. A Fund could be adversely affected by these sanctions. In particular, a Fund may not be permitted to invest in a CMIC in which it otherwise might invest.
INVESTING THROUGH STOCK CONNECT
Harbor Emerging Markets Equity Fund, Harbor Focused International Fund, Harbor International Growth Fund, and Harbor Overseas Fund may invest in eligible securities, such as China A-Shares (“Stock Connect Securities”) that are listed and traded on the Shanghai and Shenzhen Stock Exchanges through the China–Hong Kong Stock Connect program (“Stock Connect”). Stock Connect is a mutual market access program that allows Chinese investors to trade securities listed on the Hong Kong Stock Exchange via Chinese brokers and non-Chinese investors (such as the Funds) to purchase certain Shanghai- and Shenzhen-listed securities through brokers in Hong Kong without obtaining

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Investment Policies

Foreign Securities — Continued
a special license. Purchases of securities through Stock Connect are subject to a number of restrictions, including market-wide trading volume and market cap quota limitations. Although individual investment quotas do not apply, participants in Stock Connect are subject to daily and aggregate investment quotas, which could restrict a Fund’s ability to invest in Stock Connect Securities.
Investments in Stock Connect Securities are generally subject to regulation by both Hong Kong and China and Shanghai Stock Exchange or Shenzhen Stock Exchange listing rules, which are subject to change by these regulators. Investors may not sell, purchase or transfer Stock Connect Securities except through Stock Connect. Regulators may suspend or terminate Stock Connect trading in certain circumstances, which may adversely affect a Fund’s ability to trade Stock Connect Securities. A Fund may also be prohibited from trading Stock Connect Securities during local holidays.
Stock Connect transactions are not subject to the investor protection programs of the Hong Kong, Shanghai or Shenzhen Stock Exchanges. Although Chinese regulators have indicated that ultimate investors hold a beneficial interest in Stock Connect Securities, the Chinese law surrounding the rights of beneficial owners of securities and the legal mechanisms available to beneficial owners for enforcing their rights are underdeveloped and untested. As the law evolves, there is a risk that a Fund’s ability to enforce its ownership rights may be uncertain, which could subject the Fund to significant losses. Trading in Stock Connect Securities may be subject to various fees, taxes and market charges imposed by Chinese market participants and regulatory authorities and may result in greater trading expenses borne by a Fund.
ADRs, EDRs, IDRs, AND GDRs
Each equity Fund, Harbor Core Plus Fund and Harbor Core Bond Fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”), and Global Depositary Receipts (“GDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.
PARTICIPATORY NOTES (“P-NOTES”)
Harbor Diversified International All Cap Fund, Harbor Emerging Markets Equity Fund, Harbor Focused International Fund, Harbor Global Leaders Fund, Harbor International Fund, Harbor International Small Cap Fund and Harbor Overseas Fund may invest in P-Notes, to seek to gain economic exposure to markets where holding an underlying security is not feasible. Harbor Global Leaders Fund may invest up to 20% of its net assets in P-Notes. P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.
In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive the same voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a P-Note against the issuer of the underlying security. In addition, a Fund will incur transaction costs as a result of investment in P-Notes.

Forward Commitments and When-Issued Securities
Securities may be purchased on a when-issued basis and purchased or sold on a forward commitment basis including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if each Fund’s Subadviser and/or the Adviser, as applicable, deems it appropriate to do so. A Fund may enter into

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Investment Policies

Forward Commitments and When-Issued Securities — Continued
a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. While such a contract is outstanding, under current SEC requirements, the Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
When-issued purchases and forward commitment transactions enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s net asset value starting on the date of the agreement to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.
A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.
Under current SEC requirements, when a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Funds’ custodian, or set aside or restrict in the records or systems of the Fund’s Subadviser and/or the Adviser, as applicable, relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian or set aside or restricted in the records or systems of the Fund’s Subadviser and/or the Adviser, as applicable, relating to the Fund while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.
Recently finalized Financial Industry Regulatory Authority, Inc. (“FINRA”) rules include mandatory margin requirements that will require a Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.

Illiquid Securities
The Fund will not invest more than 15% of its net assets in illiquid investments, as defined in Rule 22e-4 under the Investment Company Act. Fund investments will be considered illiquid if the Fund reasonably expects that such investments cannot be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market values of the investments. The Trust, on behalf of the Fund, has established a liquidity risk management program in accordance with Rule 22e-4 under the Investment Company Act, which provides for the assessment, management and periodic review each Fund’s liquidity risk, the classification and monthly review of the Fund’s portfolio investments, the determination and periodic review of, and procedures to address a shortfall in, the Fund’s highly liquid investment minimum, if applicable, and limiting the Fund’s illiquid investments to 15% of the Fund’s net assets.
Harbor Money Market Fund will not invest more than 5% of its net assets in illiquid investments, as defined in Rule 2a-7 under the Investment Company Act.  Harbor Money Market Fund’s investments will be considered illiquid if they cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value that Harbor Money Market Fund assigned to such investments.

23

Investment Policies

Illiquid Securities — Continued
The Board of Trustees has adopted procedures for determining the liquidity of Fund investments that apply to all Funds. The Board of Trustees has delegated to the Adviser and Subadvisers the daily function of determining and monitoring the liquidity of Fund investments in accordance with procedures adopted by the Board of Trustees. The Board of Trustees retains oversight of the liquidity determination process.

Inflation-Indexed Bonds
Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.
Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Funds may also invest in other inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.
Therefore, if inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted by that government to reflect a comparable inflation index. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Interfund Lending
The SEC has granted the Trust and the Adviser an exemptive order permitting the Funds to participate in an interfund lending program whereby the Funds may directly lend to and borrow money from each other for temporary or emergency purposes, such as to satisfy redemption requests or to cover unanticipated cash shortfalls, subject to the terms and conditions of the exemptive order. Although Harbor Money Market Fund may rely on the exemptive order to participate in the interfund lending program, it will not participate as a borrower because the Fund rarely needs to borrow cash to meet redemptions.
Any interfund loan made would be preferable to borrowing from a bank from the perspective of the borrowing Fund and more beneficial than an alternative short-term investment from the perspective of a lending Fund. In accordance with the exemptive order, no Fund may lend its uninvested cash to another Fund if the loan would cause the lending Fund’s aggregate outstanding loans through the interfund lending program to exceed 15% of its current net assets at the time of the loan. In addition,

24

Investment Policies

Interfund Lending — Continued
a Fund’s loans to another Fund may not exceed 5% of the lending Fund’s net assets. The duration of each interfund loan will be limited to the time required to obtain cash sufficient to repay such loan, but the duration of the loan may not exceed seven days. Each interfund loan may be called on one business day’s notice by the lending Fund and may be repaid on any day by a borrowing Fund.
A Fund may borrow on an unsecured basis (i.e., without posting collateral) through the interfund lending program only if the borrowing Fund’s outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets, provided, that if the borrowing Fund has a secured loan outstanding from any other lender, including another Fund, the lending Fund’s interfund loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s aggregate borrowings from all sources immediately after the interfund borrowing would exceed 10% of the Fund’s total assets, the Fund may borrow through the interfund lending program only on a secured basis. A Fund may not borrow through the interfund lending program nor from any other source if its total outstanding borrowings immediately after the borrowing would exceed 33⅓% of its total assets or any limits provided for by the Fund’s investment policies or restrictions.
The limitations discussed above and the other conditions of the SEC exemptive order are designed to minimize the risks associated with interfund lending for both borrowing Funds and lending Funds. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one business day’s notice or not renewed, in which case the Fund may need to borrow from a bank at higher rates if an interfund loan were not available from another Fund. Furthermore, a delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.

Investments in Other Investment Companies
The Fund may invest in the securities of other investment companies as permitted under the Investment Company Act and the rules and regulations thereunder. Securities of other investment companies, including shares of closed-end investment companies, business development companies, unit investment trusts and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of security. These investment companies often seek to perform in a similar fashion to a broad-based securities index. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities but may involve additional expenses at the investment company level, such as portfolio management fees and operating expenses. In addition, these types of investments involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Certain types of investment companies, such as closed-end investment companies and exchange traded funds (commonly known as “ETFs”), issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value but may also be traded in the secondary market. Certain ETFs have received exemptive relief permitting other funds to invest in such ETFs in amounts in excess of the limits set forth above, subject to satisfaction of certain conditions by the ETF and the acquiring fund. One or more of the Funds may rely on such orders to make investments in ETFs in excess of these limits.
For purposes of Harbor Money Market Fund’s policy to invest 99.5% or more of the Fund’s total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” so as to qualify as a “government money market fund,” the Fund may categorize, as appropriate, investments in other “government money market funds” as within the 99.5% basket.

Liquidation of Funds
The Board of Trustees may determine to close and/or liquidate a Fund at any time, which may have adverse tax consequences to shareholders. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution would generally be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as Fund operating expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.
It is the intention of any Fund expecting to close or liquidate to retain its qualification as a regulated investment company under the Code during the liquidation period and, therefore, not to be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned that it timely distributes to shareholders. In the unlikely event that a Fund should lose its status as a regulated investment company during the liquidation process, the Fund would be subject to taxes which would reduce any or all of the types of liquidating distributions.

25

Investment Policies

Loan Originations, Participations and Assignments
The Fund may invest in loan originations, participations and assignments of portions of such loans. Additionally, the Fund may participate directly in lending syndicates to corporate borrowers. When a Fund is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with the terms of the relevant credit agreement. Original lenders also negotiate voting and consent rights under the credit agreement. Actions subject to lender vote or consent generally require the vote or consent of the holders of some specified percentage of the outstanding principal amount. Participations, originations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may be able to enforce its rights only through the lender and may assume the credit risk of the lender in addition to the borrower.
A Fund may purchase participations in commercial loans, which may be secured or unsecured. Loan participations typically represent direct participation in a loan owed by a corporate borrower, and generally are offered by banks, other financial institutions or lending syndicates. A Fund may participate in lending syndications, or can buy part of a loan, becoming a co-lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an offering bank or other financial intermediary. The participation interests in which a Fund invests may not be rated by any nationally recognized rating service.
A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the institutions that are parties to the loan agreement. Unless a Fund has direct recourse against the corporate borrower, under the terms of the loan or other indebtedness, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (i.e., an insurance company or governmental agency) similar risks may arise.
Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. As a result, the Fund may not receive money or payment to which it is entitled under the loan.
A Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.
Each Fund, in applying its investment restrictions, generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, and where the participation does not shift the direct debtor-creditor relationship with the corporate borrower to the Fund, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of applying diversification restrictions. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete and transactions in loans are typically subject to long settlement periods (often longer than seven days). Consequently, some indebtedness may be difficult or impossible to dispose of readily at what each Fund’s Subadviser and/or the Adviser, as applicable, believes to be a fair price and, as a result, a Fund’s ability to meet redemption obligations may be impaired. Thus, a Fund may be adversely affected by selling other, more liquid, investments at an unfavorable time and/or under

26

Investment Policies

Loan Originations, Participations and Assignments — Continued
unfavorable conditions, by having to engage in borrowing transactions, such as borrowing against a credit facility, or by taking other actions to raise cash to meet redemption obligations or pursue other investment opportunities. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations and could result in significant variations in the Fund’s daily share price. Nevertheless, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, a Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of a Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of a Fund’s investment restrictions relating to the lending of funds or assets by a Fund.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. In certain circumstances, loans may not be deemed to be securities. As a result, as an investor in such loans, a Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and any anti-fraud protections available under applicable state law. In the absence of definitive regulatory guidance, a Fund relies on the Subadvisers research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a Fund.

Mortgage “Dollar Roll” Transactions
Mortgage “dollar roll” transactions are permitted with selected banks and broker-dealers. In a dollar roll, the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future day. A Fund will only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of a Fund’s borrowings and other senior securities. For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. A Fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as financing.

Mortgage-Backed Securities
Investments in mortgage-backed securities are permitted, provided that Harbor Money Market Fund may only invest in mortgage-backed securities that meet the quality, liquidity and maturity standards applicable to money market funds and that do not contain embedded leverage. The Adviser/Subadvisers will monitor regularly the ratings of securities held by each Fund that they manage and the creditworthiness of their issuers.
Harbor Core Bond Fund and Harbor Core Plus Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates, CMOs and stripped mortgage-backed securities (“SMBS”), and other types of “mortgage-backed securities” that may be available in the future. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If a Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.
The values of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

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Investment Policies

Mortgage-Backed Securities — Continued
Mortgage-related securities that are backed by pools of subprime mortgages are generally subject to a greater level of non-payment risk than mortgage-related securities that are not backed by pools of subprime mortgages. Subprime mortgages are loans made to borrowers with lower credit ratings and/or a shorter credit history and such borrowers are more likely to default on their obligations under the loan than more creditworthy borrowers. As a result, subprime mortgages underlying a mortgage-related security can experience a significant rate of non-payment. To the extent a Fund invests in mortgage-related securities backed by subprime mortgages, the Fund’s investment will be particularly susceptible to non-payment risk and the risks generally associated with investments in mortgage-related securities. Thus, the value of the Fund’s investment may be adversely affected by borrower non-payments, changes in interest rates, developments in the real estate market and other market and economic developments.
GUARANTEED MORTGAGE PASS-THROUGH SECURITIES
Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans. Securities issued or guaranteed by entities such as Fannie Mae or Freddie Mac are not issued or guaranteed by the U.S. government.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Holders of privately issued mortgage-backed securities are dependent on, yet may have limited access to information enabling them to evaluate, the competence and integrity of these private originators and institutions. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements, and the protection afforded by insurance or guarantees may be insufficient to cover all losses if underlying mortgage borrowers default at a greater than expected rate.
Mortgage-related securities without insurance or guarantees may be purchased if the Subadviser and/or the Adviser, as applicable, determines that the securities meet a Fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.
MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS
CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.
Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets, such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

28

Investment Policies

Mortgage-Backed Securities — Continued
STRIPPED MORTGAGE-BACKED SECURITIES
SMBS are derivative multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, the relevant Subadviser and/or the Adviser, as applicable, may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of a Fund’s limitation on investments in illiquid securities. The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the SEC considers privately issued SMBS to be illiquid.
REVERSE MORTGAGES
Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.
There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U. S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae.
Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.
RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES
Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, a Fund does not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than the final distribution date.
Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

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Investment Policies

Municipal Bonds
The Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multistate agencies or authorities. Municipal bonds share the attributes of fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally also are revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).
Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.
A Fund may invest in municipal warrants, which are essentially call options on municipal bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. A Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds. A Fund may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). A Fund may invest in Residual Interest Bonds (“RIBs”), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs.
Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.
Prices and yields on municipal bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as information made available by corporations whose securities are publicly traded.
Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s municipal bonds in the same manner.
The bankruptcy of a large city is rare, making its consequences difficult to predict. A Fund’s investments in securities affected by a city’s bankruptcy may decline in value and could reduce the Fund’s performance. In addition, difficulties in the municipal securities markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.
The secondary market for municipal bonds typically has been less liquid than that for taxable fixed income securities, and this may affect a Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities. Additionally, municipal bonds rated below investment-grade (i.e., high-yield municipal bonds) may not be as liquid as higher-rated municipal bonds. Reduced liquidity in the secondary market may

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Investment Policies

Municipal Bonds — Continued
have an adverse impact on the market price of a municipal bond and on a Fund’s ability to sell a municipal bond in response to changes or anticipated changes in economic conditions or to meet the Fund’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing a Fund’s portfolio.

Partnership Securities
The Fund may invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the NYSE Alternext US LLC (“NYSE Alternext”) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally, PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a Fund, if it invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.
At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly-traded firms that may be taxed as corporations). For tax purposes, limited partners, unit holders, or members may be allocated taxable income with respect to only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit or share holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.
Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns. Growth may be limited because most cash is paid out to limited partners, unit holders, or members rather than retained to finance growth. The performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be illiquid at times.
The Fund may also invest in relatively illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of PTPs/MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.

Preferred Stocks
Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or in additional shares of preferred stock at a defined rate. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions and generally carry no voting rights.  In the case of Harbor Core Plus Fund and Harbor Core Bond Fund, investments in preferred stocks are limited to 10% of each Fund’s total assets.

Real Estate Investment Trusts
The Fund may gain exposure to the real estate sector by investing in real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Harbor Core Plus Fund, Harbor Convertible Securities Fund, Harbor Core Bond Fund, and Harbor High-Yield Bond Fund may also invest in loans or other investments secured by real estate and may, as a result of default, foreclosure or otherwise, take possession of and hold real estate as a direct owner (see “Loan Participations and Assignments”). Each of these types of investments are subject, directly or indirectly, to risks associated with ownership of real estate, including changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, including competition

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Investment Policies

Real Estate Investment Trusts — Continued
based on rental rates, variations in market value, changes in the financial condition of tenants, changes in operating costs, attractiveness and location of the properties, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. Real estate-related investments may entail leverage and may be highly volatile.
REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not generally taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so a Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.
There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Regulatory Risk and Other Market Events
Financial entities are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Legislative or administrative changes or court decisions relating to the Code may adversely affect a Fund and/or the issuers of securities held by a Fund.
The Funds’ investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”) and other similar types of reference rates (each, a “Reference Rate”). In 2017, the United Kingdom’s Financial Conduct Authority warned that LIBOR and certain other Reference Rates may cease to be available or appropriate for use after 2021. At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute Reference Rate may also adversely affect the Fund’s performance and/or net asset value. Until then, the Funds may continue to invest in instruments that reference such rates or otherwise use such Reference Rates due to favorable liquidity or pricing.  The termination of certain Reference Rates presents risks to the Funds. At this time, it is not possible to exhaustively identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the United Kingdom or elsewhere. In addition, in connection with supervisory guidance from U.S. regulators, some U.S. regulated entities will cease to enter into most new LIBOR contracts after January 1, 2022. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting a Fund’s overall financial condition or results of operations.
Events such as natural disasters, pandemics, epidemics, and social unrest in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

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Investment Policies

Regulatory Risk and Other Market Events — Continued
The SEC and other government agencies continue to review the regulation of money market funds, such as the Harbor Money Market Fund, and may implement certain regulatory changes in the future. In December 2021, the SEC proposed amendments to Rule 2a-7, which governs money market funds. It is not presently possible to predict whether these proposed or other changes will be implemented and the ultimate effect that any such changes may have on Harbor Money Market Fund.

Repurchase Agreements
Repurchase agreements may be entered into with domestic or foreign banks or with any member firm of FINRA, or any affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the  respective  Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser and/or the Adviser, as applicable,. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities generally such that if a Fund is permitted to only purchase securities which are rated investment-grade (or the equivalent if unrated), the Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Restricted Securities
Restricted securities are securities acquired in an unregistered, private sale from the issuing company or from an affiliate of the issuer. Restricted securities would be required to be registered under the Securities Act of 1933 (the “1933 Act”) prior to distribution to the general public, but they may be eligible for resale to “qualified institutional buyers” under Rule 144A under the 1933 Act. It may be expensive or difficult for a Fund to dispose of restricted securities in the event that registration is required or an eligible purchaser cannot be found. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements with banks for temporary or emergency purposes. A reverse repurchase agreement involves the sale of a portfolio security by the Fund, coupled with an agreement to repurchase the security at a specified time and price. During the reverse repurchase agreement, the Fund continues to receive principal and interest payments on the underlying securities. A Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Funds’ custodian, or set aside or restrict assets in the Subadviser’s records or systems relating to the Fund, to cover its obligations under reverse repurchase agreements.
While not considered senior securities, reverse repurchase agreements are considered borrowings under current SEC requirements and as such are subject to the same risks associated with borrowing by the Fund. When the Fund engages in borrowing for investment purposes, also known as financial leverage, the Fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on the Fund’s net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; and in certain cases, interest costs may exceed the return received on the securities purchased. An increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the net asset value of the Fund’s shares.

Rights and Warrants
Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of rights and warrants have no voting rights, receive no dividends and have no ownership rights with respect to the assets of the issuer. The value of a right or warrant may not necessarily change with the value of the underlying securities. Rights and warrants cease to have value if they are not exercised prior to their expiration date. Investments in rights and warrants are thus speculative and may result in a total loss of the money invested.

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Investment Policies

Rights and Warrants — Continued
LOW EXERCISE PRICE WARRANT (“LEPW”)
Each of Harbor Focused International Fund and Harbor Global Leaders Fund may invest in LEPWs to seek to gain economic exposure to markets where holding an underlying security is not feasible. Harbor Global Leaders Fund may invest up to 20% of its net assets in LEPWs. A LEPW is a type of warrant with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a LEPW effectively pays the full value of the underlying common stock at the outset. As in the case of any exercise of warrants, there may be a time delay between the time a holder of LEPWs gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.
Because of its low exercise price, a LEPW is virtually certain to be exercised and the value and performance of its intrinsic value is effectively identical to that of the underlying security. These features are designed to allow participation in the performance of a security where there are legal or financial obstacles to purchasing the underlying security directly. If the LEPW is cash-settled, the buyer profits to the same extent as with a direct holding in the underlying security, but without having to transact in it.

Securities Lending
The Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, loans may be made only to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash or liquid assets. Such collateral will be maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on five days’ notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan. In the event of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment, the Fund would call the loan. As with other extensions of credit, there are risks of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed 33⅓% of the value of the total assets of the Fund.

Short Sales
The Fund may engage in short sales of securities to: (i) offset potential declines in long positions in similar securities, (ii) increase the flexibility of the Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.
When a Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
The Funds may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.
Pursuant to current SEC requirements, to the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage by segregating cash or liquid securities with the Fund’s custodian, or setting aside or restricting in the records or systems of the Fund’s Subadviser and/or the Adviser, as applicable, related to the Fund, cash or liquid securities that the Fund’s portfolio manager(s) determines to be

34

Investment Policies

Short Sales — Continued
liquid and that are equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Small to Mid Companies
Smaller companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and (iii) depend upon a limited or less experienced management group. The securities of smaller companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by the Fund of a smaller company’s securities in order to meet redemptions may require the Fund to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable. These risks are more significant in the context of smaller companies.

Sovereign Debt Obligations
Sovereign debt obligations, such as foreign government debt or foreign treasury bills, involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited or no recourse in the event of a default. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers, and may result in illiquidity. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt. As a holder of government sovereign debt, a Fund may be requested to participate in the restructuring of sovereign indebtedness, including the rescheduling of debt payments and the extension of further loans to government debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness. Harbor Core Bond Fund, Harbor Core Plus Fund Harbor High-Yield Bond Fund, and Harbor Money Market Fund may only invest in U.S. dollar denominated sovereign debt obligations.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
The recent global economic crisis brought several European economies close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many countries. For example, in the past several years the governments of countries in the European Union experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of European economies from the recent global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn and could significantly affect the value of a Fund’s investments in that country’s sovereign debt obligations.

Special Purpose Acquisition Companies
The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC is typically a publicly traded company that raises funds through an initial public offering (“IPO”) for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally

35

Investment Policies

Special Purpose Acquisition Companies — Continued
invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market funds and similar investments. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless.
Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other expenses; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments; (iii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iv) attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; (v) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (vi) if an acquisition or merger target is identified, the Fund may elect not to participate in, or vote to approve, the proposed transaction or the Fund may be required to divest its interests in the SPAC, due to regulatory or other considerations, in which case the Fund may not reap any resulting benefits; (vii) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be redeemed by the SPAC at an unfavorable price; (viii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; (ix) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (x) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (xi) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (xii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xiii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xiv) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (xv) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Structured Products
Structured products include instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.
Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of

36

Investment Policies

Structured Products — Continued
structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the Fund. Harbor Core Bond Fund and Harbor Core Plus Fund will not invest more than 5% of their respective total assets in a combination of credit-linked securities or commodity-linked notes.
CREDIT-LINKED SECURITIES
Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon) value of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
STRUCTURED NOTES AND INDEXED SECURITIES
Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, each Fund’s Subadviser and/or the Adviser, as applicable, will analyze these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.
Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the Investment Company Act.
EQUITY-LINKED SECURITIES AND EQUITY-LINKED NOTES
Harbor Global Leaders Fund may invest a portion of their respective assets in equity-linked securities. Equity-linked securities are privately issued derivative securities that have a return component based on the performance of a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments.
An equity-linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock, a basket of stocks, or a stock index. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Because the notes are equity linked, they may return a lower amount

37

Investment Policies

Structured Products — Continued
at maturity due to a decline in value of the linked security or securities. To the extent a Fund invests in equity-linked notes issued by foreign issuers, it will be subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies. Equity-linked notes are also subject to default risk and counterparty risk.

Trust-Preferred Securities
Trust-preferred securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments. Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on its balance sheet. The primary asset owned by the trust is the subordinated debt issued to the trust by the financial institution. The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will subsequently own the trust’s common securities, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities that are sold to investors. The trust uses the sales proceeds to purchase the subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital, while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stocks. The interests of the holders of the trust-preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of holders of other debt issued by the institution.
The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities issued by the trust are treated by the financial institution as debt securities for tax purposes (as a consequence of which the expense of paying interest on the securities is tax deductible), but are treated as more desirable equity securities for purposes of the calculation of capital requirements. In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by other trust subsidiaries of the participating financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.
The risks associated with trust-preferred securities typically include the financial condition of the financial institution(s), as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s) and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the Funds.

U.S. Government Securities
Total U.S. public debt as a percentage of gross domestic product has grown since the beginning of the 2008 financial downturn. U.S. government agencies project that the U.S. will continue to maintain high debt levels in the near future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will be unable to pay investors at maturity. Unsustainable debt levels could cause declines in currency valuations and prevent the U.S. government from implementing effective fiscal policy.
On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, the S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected by any actual or potential downgrade in the rating of U.S. long-term sovereign debt and such a downgrade may lead to increased interest rates and volatility.
Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Ginnie Mae, a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac. On September 7, 2008, the Federal Housing Finance Agency

38

Investment Policies

U.S. Government Securities — Continued
(“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed-income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.
In addition to securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, and FHFA, U.S. government securities include obligations of federal home loan banks and federal land banks, Federal Farm Credit Banks Consolidated Systemwide Bonds and Notes, securities issued or guaranteed as to principal or interest by Tennessee Valley Authority and other similar securities as may be interpreted from time to time.

Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Variable and floating rate securities that cannot be disposed of promptly within seven days and in the usual course of business without taking a reduced price will be treated as illiquid and subject to the limitation on investments in illiquid securities.

Variable Interest Entities
A Fund’s investments in emerging markets may also include investments in U.S.- or Hong Kong-listed issuers that have entered into contractual relationships with a China-based business and/or individuals/entities affiliated with the business structured as a variable interest entity (“VIE”). Instead of directly owning the equity interests in a Chinese company, the listed company has contractual arrangements with the Chinese company, which are expected to provide the listed company with exposure to the China-based company. These arrangements are often used because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China. By entering into contracts with the listed company that sells shares to U.S. investors, the China-based companies and/or related individuals/entities indirectly raise capital from U.S. investors without distributing ownership of the China-based companies to U.S. investors.
Even though the listed company does not own any equity in the China-based company, the listed company expects to exercise power over and obtain economic rights from the China-based company based on the contractual arrangements. All or most of the value of an investment in these companies depends on the enforceability of the contracts between the listed company and the China-based VIE. If the parties to the contractual arrangements do not meet their obligations as intended or there are effects on the enforceability of these arrangements from changes in Chinese law or practice, the listed company may lose control over the China-based company, and investments in the listed company’s securities may suffer significant economic losses.
The contractual arrangements permit the listed issuer to include the financial results of the China-based VIE as a consolidated subsidiary. The listed company often is organized in a jurisdiction other than the United States or China (e.g., the Cayman Islands), which likely will not have the same disclosure, reporting, and governance requirements as the United States.
Risks associated with such investments include the risk that the Chinese government could determine at any time and without notice that the underlying contractual arrangements on which control of the VIE is based violate Chinese law, which may result in a significant loss in the value of an investment in a listed company that uses a VIE structure; that a breach of the contractual agreements between the listed company and the China-based VIE (or its officers, directors, or Chinese equity owners) will likely be subject to Chinese law and jurisdiction, which raises questions about whether and how the listed company or its investors could seek recourse in the event of an adverse ruling as to its contractual rights; and that investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the listed company, which may adversely impact the value of investments of the listed company.

39

Investment Restrictions

Fundamental Investment Restrictions
The following restrictions may not be changed with respect to a Fund without the approval of the majority of outstanding voting securities of the Fund (which, under the Investment Company Act and the rules thereunder and as used in the Prospectuses and this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, each Fund with the exception of borrowings permitted by Investment Restriction (2) listed below.
A Fund may not:
(1)
with respect to 75% of the total assets of the Fund, purchase the securities of any issuer if such purchase would cause more than 5% of the Fund’s total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase would cause more than 10% of the total voting securities of such issuer to be held by the Fund, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and with respect to the Harbor Convertible Securities Fund, shares of other investment companies;
(2)
borrow money, except to the extent permitted by, or to the extent not prohibited by, applicable law and any applicable exemptive relief;
(3)
act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with each Fund’s investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;
(4)
invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or any of its agencies or instrumentalities). Harbor Money Market Fund may invest more than 25% of its total assets in the securities of domestic banks and bank holding companies, including certificates of deposit and bankers’ acceptances (provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation);
(5)
issue senior securities, except as permitted under the Investment Company Act, and except that Harbor Funds may issue shares of beneficial interest in multiple series or classes;
(6)
purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;
(7)
(except for Harbor Convertible Securities Fund),  invest in commodities or commodity contracts, except that each Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts that are not deemed to be prohibited commodities or commodities contracts for the purpose of this restriction. Harbor Convertible Securities Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act; or
(8)
make loans to other persons, except to the extent permitted by, or to the extent not prohibited by, applicable law and any applicable exemptive relief.
Notwithstanding the investment policies and restrictions of each Fund, a Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.
For purposes of fundamental investment restriction no. 4, each Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry. To conform to the current view of the SEC that a money market fund may reserve freedom of action to concentrate in certain domestic bank instruments, the Money Market Fund will not reserve such freedom of action with respect to foreign bank instruments as long as the policy of the SEC remains in effect. In addition, telephone companies are considered to be in a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be in separate industries; banks and insurance companies are deemed to be in separate industries;

40

Investment Restrictions

Fundamental Investment Restrictions — Continued
wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents; and privately issued mortgage-backed securities collateralized by mortgages insured or guaranteed by the U.S. government, its agencies or instrumentalities do not represent interests in any industry.
Harbor Money Market Fund invests its assets in the manner necessary to qualify as a “government money market fund” under Rule 2a-7 of the Investment Company Act. Accordingly, for purposes of fundamental investment restriction no. 4, Harbor Money Market Fund will not invest more than 25% of its total assets in the securities of banks and bank holding companies, including certificates of deposit and bankers’ acceptances, for so long as the Fund intends to qualify as a “government money market fund.”
For purposes of fundamental investment restriction no. 7, each Fund interprets its policy with respect to the investment in commodities or commodity contracts to permit the Fund, subject to the Fund’s investment objectives and general investment policies (as stated in the Fund’s Prospectus and elsewhere in this Statement of Additional Information), to invest in commodity futures contracts and options thereon, commodity-related swap agreements, hybrid instruments, and other commodity-related derivative instruments.
From time to time, each Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed above or any percentage investment limitation of the Investment Company Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired. Unless otherwise indicated, all percentage limitations on Fund investments (as stated throughout this Statement of Additional Information or in the Prospectuses) that are not (i) specifically included in the above section or (ii) imposed by the Investment Company Act, rules thereunder, the Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time a transaction is entered into unless the transaction is a Voluntary Action. In addition and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Investment Restrictions, as noted below, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to a Fund’s acquisition of securities or instruments through a Voluntary Action.

Non-Fundamental Investment Restrictions
In addition to the investment restrictions and policies mentioned above, the Trustees of Harbor Funds have voluntarily adopted the following policies and restrictions, which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies because they may be changed or amended by action of the Trustees without prior notice to or approval of shareholders. Accordingly, each Fund may not:
(a)
purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin;
(b)
make short sales of securities, except as permitted under the Investment Company Act;
(c)
invest more than 15% (5% in the case of Harbor Money Market Fund) of the Fund’s net assets in illiquid investments; or
(d)
invest in other companies for the purpose of exercising control or management.

41

Trustees and Officers

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. The Trustees serve on the Board of Trustees of Harbor Funds and Harbor ETF Trust.
Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (58) Trustee	Since 2014	Chairman (2015-2020) and Trustee (2011-Present), Rare (conservation nonprofit); Trustee, The Nature Conservancy, Massachusetts Chapter (2018-Present); Trustee, Adventure Scientists (conservation nonprofit) (2020-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc. (publicly traded investment management firm).	27	None
Donna J. Dean (70) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (2001-2019).	27	None
Randall A. Hack (74) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); Advisory Director of Berkshire Partners (private equity firm) (2002-2013); Founder and Senior Managing Director of Nassau Capital, LLC (private investment firm, investing solely on behalf of the Princeton Endowment) (1995-2001); and President of The Princeton University Investment Company (1990-1994).	27	None
Robert Kasdin (63) Trustee	Since 2014	Senior Vice President and Chief Operating Officer (2015-Present) and Chief Financial Officer (2018-Present), Johns Hopkins Medicine; Trustee and Member of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-2019); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director and Executive Committee Member, The Y in Central Maryland (2018-Present).	27	Director of Apollo Commercial Real Estate Finance, Inc. (2014- Present).
Kathryn L. Quirk (69) Trustee	Since 2017
Member, Board of Directors and Co-Chair, Governance Committee, Just
World International Inc. (nonprofit) (2020 – Present); Vice President, Senior
Compliance Officer and Head, U.S. Regulatory Compliance, Goldman Sachs
Asset Management (2013-2017); Deputy Chief Legal Officer, Asset
Management, and Vice President and Corporate Counsel, Prudential
Insurance Company of America (2010-2012); Co-Chief Legal Officer, Prudential
Investment Management, Inc., and Chief Legal Officer, Prudential Investments
and Prudential Mutual Funds (2008-2012); Vice President and Corporate
Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company
of America, and Chief Legal Officer, Prudential Investments (2005-2008); Vice
President and Corporate Counsel and Chief Legal Officer, Mutual Funds,
Prudential Insurance Company of America (2004-2005); Member, Management
Committee (2000-2002), General Counsel and Chief Compliance Officer, Zurich
Scudder Investments, Inc. (1997-2002).
			27	None
Douglas J. Skinner (60) Trustee	Since 2020	Professor of Accounting (2005-Present), Deputy Dean for Faculty (2015-2016, 2017-Present), Interim Dean (2016-2017), University of Chicago Booth School of Business.	27	None
Ann M. Spruill (68) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Public Equities, Museum of Fine Arts, Boston (2000-2020); and Trustee, Financial Accounting Foundation (2014-2020).	27	None

42

Trustees and Officers

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INTERESTED TRUSTEE
Charles F. McCain (52)* Chairman, Trustee and President	Since 2017
Chief Executive Officer (2017-Present), Director (2007-Present), President
and Chief Operating Officer (2017), Executive Vice President and General
Counsel (2004-2017), and Chief Compliance Officer (2004-2014), Harbor Capital
Advisors, Inc.; Director and Chairperson (2019-Present), Harbor Trust
Company, Inc.; Director (2007-Present) and Chief Compliance Officer
(2004-2017), Harbor Services Group, Inc.; Chief Executive Officer (2017-
Present), Director (2007-Present), Chief Compliance Officer and Executive
Vice President (2007-2017), Harbor Funds Distributors, Inc.; Chief Compliance
Officer, Harbor Funds (2004-2017); and Chairman, President and Trustee,
Harbor ETF Trust (2021-Present).
			27	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (47) Chief Compliance Officer	Since 2017
Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior Vice President
and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director and Secretary (2019-Present), Harbor
Trust Company, Inc.; Director, Executive Vice President (2017-Present) and Chief Compliance Officer (2017-2021), Harbor
Funds Distributors, Inc.; Director (2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.;
AML Compliance Officer (2010-2017) and Vice President and Secretary (2007-2017), Harbor Funds; and Chief Compliance
Officer, Harbor ETF Trust (2021-Present).

Anmarie S. Kolinski (50) Treasurer	Since 2007
Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Director and Treasurer
(2019-Present), Harbor Trust Company, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; Chief
Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.; and Treasurer, Harbor
ETF Trust (2021-Present).

Kristof M. Gleich (42) Vice President	Since 2019
President (2018-Present) and Chief Investment Officer (2020), Harbor Capital Advisors, Inc.; Director, Vice Chairperson,
President (2019-Present) and Chief Investment Officer (2020-Present), Harbor Trust Company, Inc.; Vice President,
Harbor ETF Trust (2021-Present); and Managing Director, Global Head of Manager Selection (2010-2018), JP Morgan
Chase & Co.

Gregg M. Boland (58) Vice President	Since 2019
Executive Vice President (2020-Present), Vice President (2019-2020), Harbor Capital Advisors, Inc.; President (2019-Present),
Senior Vice President – Operations (2016-2019), and Vice President – Operations (2007-2015), Harbor Services Group,
Inc.; Senior Vice President, AML Compliance Officer, and OFAC Officer (2019-Present), Harbor Funds Distributors,
Inc.; and Vice President, Harbor ETF Trust (2021-Present).

Diana R. Podgorny (42) Secretary	Since 2018
Senior Vice President and Deputy General Counsel (2022 – Present), Senior Vice President and Assistant General
Counsel (2020-2022), and Vice President and Assistant General Counsel (2017-2020), Harbor Capital Advisors, Inc.;
Director and Vice President (2020 – Present), Harbor Trust Company, Inc.; Secretary, Harbor ETF Trust; Vice President
and Counsel, AMG Funds LLC (2016-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG
Funds III (2016-2017); Assistant Secretary, AMG Funds IV (2010-2017); and Vice President and Counsel, Aston Asset
Management, LLC (2010-2016).

Jodie L. Crotteau (49) Assistant Secretary	Since 2014
Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Chief Compliance
Officer and AML/OFAC Officer (2019-Present), Harbor Trust Company, Inc.; Chief Compliance Officer and Secretary
(2017-Present) and Assistant Secretary (2015-2016), Harbor Services Group, Inc.; Chief Compliance Officer (2021-Present)
and Assistant Secretary (2016-Present), Harbor Funds Distributors, Inc.; Assistant Secretary, Harbor ETF Trust
(2021-Present); Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); and Vice President,
Grosvenor Capital Management, L.P. (2010-2014).

Lana M. Lewandowski (42) AML Compliance Officer and Assistant Secretary	Since 2017
Vice President and Compliance Director (2022-Present), Legal & Compliance Manager (2016-2022) and Legal Specialist
(2012-2015), Harbor Capital Advisors, Inc.; and AML Compliance Officer and Assistant Secretary, Harbor ETF Trust
(2021-Present).

Lora A. Kmieciak (57) Assistant Treasurer	Since 2017
Senior Vice President – Fund Administration and Analysis (2017-Present), Senior Vice President - Business Analysis
(2015-2017), Harbor Capital Advisors, Inc.; Vice President (2020 – Present), Harbor Trust Company, Inc.; Assistant Treasurer,
Harbor ETF Trust (2021-Present); and Assurance Executive Director, Ernst & Young LLP (1999-2015).

John M. Paral (53) Assistant Treasurer	Since 2013
Director of Fund Administration and Analysis (2017-Present), Vice President (2012-Present) and Financial Reporting
Manager (2007-2017), Harbor Capital Advisors, Inc.; and Assistant Treasurer, Harbor ETF Trust (2021-Present).

[1]	Each Trustee serves for an indefinite term, until his or her successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

43

Trustees and Officers

Additional Information About the Trustees
The following sets forth information about each Trustee’s specific experience, qualifications, attributes and/or skills that serve as the basis for the person’s continued service in that capacity. These encompass a variety of factors, including, but not limited to, their financial and investment experience, academic background, willingness to devote the time and attention needed to serve, and past experience as Trustees of the Trust, other investment companies, operating companies or other types of entities. No one factor is controlling, either with respect to the group or any individual. As discussed further below, the evaluation of the qualities and ultimate selection of persons to serve as Independent Trustees is the responsibility of the Trust’s Nominating Committee, consisting solely of Independent Trustees. The inclusion of a particular factor below does not constitute an assertion by the Board of Trustees or any individual Trustee that a Trustee has any special expertise that would impose any greater responsibility or liability on such Trustee than would exist otherwise.
Scott M. Amero. Mr. Amero retired in 2010 after a 20-year career at BlackRock, Inc., where he was then Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head of Fixed Income Portfolio Management. He currently is on the Board of Trustees for Rare, a conservation nonprofit, a Trustee for Berkshire School, a Trustee of the Massachusetts chapter of The Nature Conservancy, a Trustee for Adventure Scientists, a conservation nonprofit, and a member of the Advisory Board of the Mossavar-Rahmani Center for Business and Government at the Harvard Kennedy School. Mr. Amero has extensive investment experience and has served as a Trustee of Harbor Funds since 2014 and of Harbor ETF Trust since 2021.
Donna J. Dean. Ms. Dean served as the Chief Investment Officer of the Rockefeller Foundation from 2001 through 2019. The Rockefeller Foundation is a philanthropic organization established by the Rockefeller family in 1913 to promote the well-being of humanity. As Chief Investment Officer, Ms. Dean was responsible for leading a team of investment professionals in managing the Rockefeller Foundation’s endowment. Ms. Dean was responsible for establishing strategy for the endowment’s investment program, including diversifying the endowment’s portfolio of investments across a range of asset classes including public and private equities, fixed income, emerging markets, real assets (such as resources and real estate), hedge funds and distressed debt. Prior to joining the Rockefeller Foundation in 1995, Ms. Dean spent seven years at Yale University, where she served as Director of Investments, with responsibility for real estate as well as oversight of the New Haven Initiative community investment program. Ms. Dean has significant investment experience and has served as a Trustee of Harbor Funds since 2010 and of Harbor ETF Trust since 2021.
Randall A. Hack. Mr. Hack is the Senior Managing Director and Founder of Capstone Capital LLC. Capstone Capital holds investments in private companies, with a special focus on the telecommunications and health care industries. He served as an Advisory Director of Berkshire Partners, a private equity firm, from 2002 to 2013. In that capacity he assisted Berkshire Partners in identifying and assessing private companies in which to invest, participated in those investments through Capstone Capital, and served on the boards of selected Berkshire Partners portfolio companies. In 1995, Mr. Hack founded Nassau Capital, LLC, a private investment firm that invested in privately held companies and assets solely on behalf of Princeton University’s endowment and Nassau Capital’s principals. Nassau Capital, which grew to manage approximately $2.5 billion in assets at the peak of its investment program, focused its investments in alternative asset classes such as venture capital, leveraged buy-outs, real estate, timber and energy. From 1990 to 1994, Mr. Hack served as the President of The Princeton University Investment Company, which oversees the management of Princeton University’s endowment. In that role, Mr. Hack led a team of investment professionals who devised and implemented a series of global investment initiatives in areas such as domestic and international equities, hedge funds, real estate, oil and gas holdings and other private market asset classes. He previously served on the board of Tower Development Corporation, a private company, and currently serves on the boards of several non-profit organizations. Mr. Hack previously served on the boards of Fiber Tower Corporation and Crown Castle International Corp. Mr. Hack has served as a Trustee of Harbor Funds since 2010 and served as Lead Independent Trustee of Harbor Funds from 2016 to 2019. Mr. Hack has served as a Trustee of Harbor ETF Trust since 2021.
Robert Kasdin. Mr. Kasdin has served as the Senior Vice President and Chief Operating Officer of Johns Hopkins Medicine since 2015 and also as Chief Financial Officer of Johns Hopkins Medicine since 2018. Prior to joining Johns Hopkins Medicine, he served as Senior Executive Vice President of Columbia University from 2002 to 2015. Prior to joining Columbia University, he served as the Executive Vice President and Chief Financial Officer of the University of Michigan, Treasurer and Chief Investment Officer for The Metropolitan Museum of Art in New York City, and Vice President and General Counsel for Princeton University Investment Company. He started his career as a corporate attorney at Davis Polk & Wardwell. Mr. Kasdin also serves on the boards of trustees of several non-profit entities affiliated with Johns Hopkins Medicine and the Y of Central Maryland. He previously served on the Board of the National September 11 Memorial & Museum at the World Trade Center Foundation, Inc. He serves on the Board of Directors of Apollo Commercial Real Estate Finance, Inc. and is a member of the Council on Foreign Relations. Mr. Kasdin has significant business experience and has served as a Trustee of Harbor Funds since 2014 and of Harbor ETF Trust since 2021.

44

Trustees and Officers

Additional Information About the Trustees — Continued
Kathryn L. Quirk. Ms. Quirk retired in March 2017 after nearly thirty-five years of serving in various legal, compliance and senior management roles in the asset management industry as well as serving as an officer of several investment companies. Prior to her retirement, she served at Goldman Sachs Asset Management as Head of U.S. Regulatory Compliance from 2013-2017. Prior to joining Goldman Sachs, she was Vice President and Corporate Counsel at Prudential Insurance Company of America, a subsidiary of Prudential Financial Inc., an insurance and financial services company. During that time, she also served as Deputy Chief Legal Officer, Asset Management at Prudential Insurance Company of America; Co-Chief Legal Officer at Prudential Investment Management, Inc.; Chief Legal Officer at Prudential Investments LLC; and Chief Legal Officer of the Prudential Mutual Funds. Prior to joining Prudential, Ms. Quirk worked at Zurich Scudder Investments, Inc., an asset management company, where she held several senior management positions, including General Counsel, Chief Compliance Officer, Chief Risk Officer, Corporate Secretary, Managing Director, and served on the board of directors and management committee. She started her career as an attorney at Debevoise & Plimpton LLP. She currently is on the Board of Directors and is Co-Chair of the Governance Committee of Just World International, Inc., a not-for-profit organization funding education and nutrition programs. Ms. Quirk has extensive investment management industry and legal experience and has served as a Trustee of Harbor Funds since 2017 and of Harbor ETF Trust since 2021.
Douglas J. Skinner. Mr. Skinner is the Eric J. Gleacher Distinguished Service Professor of Accounting and Deputy Dean for Faculty at the University of Chicago Booth School of Business, where his prior positions include John P. and Lillian A. Gould Professor of Accounting, Neubauer Family Faculty Fellow, Interim Dean, and Executive Director of the Accounting Research Center. Mr. Skinner joined the University of Chicago Business School’s faculty in 2005 from the University of Michigan Business School, where he served as the KPMG Professor of Accounting. Mr. Skinner’s teaching and research has a particular emphasis on corporate disclosure practices, corporate financial reporting, and corporate finance. Mr. Skinner is a Senior Fellow at the Asian Bureau of Finance and Economic Research. Mr. Skinner is the author or co-author of numerous publications in leading accounting and finance academic journals. Mr. Skinner has served as a Trustee of Harbor Funds since 2020 and of Harbor ETF Trust since 2021.
Ann M. Spruill. Ms. Spruill retired in 2008 after an 18-year career at GMO & Co. LLC, where she was a partner, portfolio manager and the Head of International Active Equities Division. She also served as a member of the Executive Committee and the Board of Directors of that firm. GMO & Co. LLC is a privately-owned global investment management firm. Ms. Spruill served as a Trustee for the Financial Accounting Foundation. She served as a member of the Investment Committee and Chair of Global Public Equities for the Museum of Fine Arts, Boston and serves as a Trustee of the University of Rhode Island. Ms. Spruill has significant investment experience and has served as a Trustee of Harbor Funds since 2014 and of Harbor ETF Trust since 2021.
Charles F. McCain. Mr. McCain has served as Chief Executive Officer of Harbor Capital Advisors since 2017 and as a Director since 2007. Mr. McCain previously served as President and Chief Operating Officer of Harbor Capital Advisors during 2017, Executive Vice President and General Counsel of Harbor Capital Advisors from 2004-2017 and as Chief Compliance Officer of Harbor Capital Advisors from 2004-2014. He served as Harbor Funds’ Chief Compliance Officer from 2004-2017. He has served as a Director and Chairperson of Harbor Trust Company, Inc. since 2019. He also has served as a Director of Harbor Services Group, Inc. since 2007, and as the Chief Compliance Officer of Harbor Services Group, Inc. from 2004-2017. He has also served as a Director of Harbor Funds Distributors, Inc. since 2007, and as the Chief Compliance Officer and Executive Vice President of Harbor Funds Distributors, Inc. from 2007-2017. Prior to joining Harbor Capital Advisors in 2004, Mr. McCain was a Junior Partner at the law firm of Wilmer Cutler Pickering Hale and Dorr LLP. Mr. McCain has extensive business, investment, legal and compliance experience and has served as a Trustee and Chairman of the Board of Harbor Funds since 2017 and as a Trustee and Chairman of the Board of Harbor ETF Trust since 2021.

Board Leadership Structure
As indicated above, the business and affairs of the Trust shall be managed by or under the direction of the Trustees. The Trustees have delegated day-to-day management of the affairs of the Trust to the Adviser, subject to the Trustees’ oversight. The Board of Trustees is currently comprised of eight Trustees, seven of whom are Independent Trustees. All Independent Trustees serve on the Audit Committee and Nominating Committee, as discussed below. The Chairman of the Board of Trustees is an Interested Trustee.

45

Trustees and Officers

Board Leadership Structure — Continued
The Independent Trustees determined that it was appropriate to appoint a Lead Independent Trustee to facilitate communication among the Independent Trustees and with management. Accordingly, the Independent Trustees have appointed Ms. Quirk to serve as Lead Independent Trustee. Among other responsibilities, the Lead Independent Trustee coordinates with management and the other Independent Trustees regarding review of agendas for board meetings; serves as chair of meetings of the Independent Trustees; and, in consultation with the other Independent Trustees and as requested or appropriate, communicates with management, counsel, third party service providers and others on behalf of the Independent Trustees.
The Trustees believe that this leadership structure is appropriate given, among other things, the size and number of funds offered by the Trust; the size and committee structure of the Board of Trustees; management’s accessibility to the Independent Trustees, both individually and collectively through the Lead Independent Trustee; and the active and engaged role played by each Trustee with respect to oversight responsibilities.

Board Committees
All Independent Trustees serve on the Audit Committee and the Nominating Committee. The functions of the Audit Committee include recommending an independent registered public accounting firm to the Trustees, monitoring the independent registered public accounting firm’s performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. The Nominating Committee will also consider nominees recommended by shareholders to serve as Trustees provided that shareholders submit such recommendations in writing to Harbor Funds Nominating Committee, c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302 within a reasonable time before any meeting. The Valuation Committee is comprised of certain officers of the Trust and other employees of the Adviser. A function of the Valuation Committee includes determining the fair value of portfolio securities when necessary.
During Harbor Funds fiscal year ended October 31, 2021, the Board of Trustees held 12 meetings, the Valuation Committee held 185 meetings, the Audit Committee held 4 meetings and the Nominating Committee did not hold any meetings. The Board of Trustees does not have a compensation committee.

Risk Oversight
The Board of Trustees considers its role with respect to risk management to be one of oversight rather than active management. The Trust faces a number of types of risks, including investment risk, legal and compliance risk, operational risk (including business continuity risk), reputational and business risk. The Board of Trustees recognizes that not all risks potentially affecting the Trust can be identified in advance, and that it may not be possible or practicable to eliminate certain identifiable risks. As part of the Trustees’ oversight responsibilities, the Trustees generally oversee the Funds’ risk management policies and processes, as these are formulated and implemented by the Trust’s management. These policies and processes seek to identify relevant risks and, where practicable, lessen the possibility of their occurrence and/or mitigate the impact of such risks if they were to occur. Various parties, including management of the Trust, the Trust’s independent registered public accounting firm and other service providers provide regular reports to the Board of Trustees on various operations of the Trust and related risks and their management. In particular, the Funds’ Chief Compliance Officer regularly reports to the Trustees with respect to legal and compliance risk management, the Chief Financial Officer reports on financial operations, and a variety of other management personnel report on other risk management areas, including the operations of certain affiliated and unaffiliated service providers to the Trust. The Audit Committee maintains an open and active communication channel with both the Trust’s personnel and its independent auditor, largely, but not exclusively, through its chair.

46

Trustees and Officers

Trustee Compensation
For the fiscal year ended
October 31, 2021
Name of Person, Position	Aggregate Compensation From Harbor Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From Fund Complex Paid to Trustees*
Charles F. McCain, Chairman, President and Trustee	-0-	-0-	-0-
Scott M. Amero, Trustee	$265,000	-0-	$277,500
Donna J. Dean, Trustee	$265,000	-0-	$277,500
Randall A. Hack, Trustee	$265,000	-0-	$277,500
Robert Kasdin, Trustee[1]	$265,000	-0-	$277,500
Kathryn L. Quirk, Trustee[1,2]	$305,000	-0-	$319,500
Douglas J. Skinner, Trustee[3]	$285,000	-0-	$298,500
Ann M. Spruill, Trustee[1]	$265,000	-0-	$277,500
*
Includes amounts paid by Harbor Funds and Harbor ETF Trust.
1
During the fiscal year ended October 31, 2021, Mr. Kasdin and Mses. Quirk and Spruill elected to defer at least a portion of their compensation pursuant to the Harbor Funds Deferred Compensation Plan for Independent Trustees. As of October 31, 2021, the total value of Mr. Kasdin’s and Mses. Quirk and Spruill’s accounts under that plan was $2,669,0476, $909,336 and $2,847,600, respectively.
2
In consideration of her services as Lead Trustee, Ms. Quirk received $40,000 from the Harbor Funds and $2,000 from the Harbor ETF Trust in addition to the compensation payable to each other Independent Trustee for the fiscal year ended October 31, 2021.
3
In consideration of his service as Audit Committee Chair, Mr. Skinner received $20,000 from the Harbor Funds and $1,000 from the Harbor ETF Trust in addition to the compensation payable to each other Independent Trustee for the fiscal year ended October 31, 2021.

47

Trustees and Officers

Trustee Ownership of Fund Shares
As of January 31, 2022, the Trustees and Officers of Harbor Funds as a group owned 1%, 4%, 1%, and 1% of the outstanding shares of beneficial interest of Harbor Strategic Growth Fund, Harbor Emerging Markets Equity Fund, Harbor Focused International Fund, and Harbor Money Market Fund, respectively and less than 1% of the outstanding shares of beneficial interest of each class of each other Fund.
The Fund shares beneficially owned by the Trustees as of December 31, 2021 are as follows:
Name of Trustee	Dollar Range of Ownership in Each Fund		Aggregate Dollar Range of Ownership in Harbor Funds
Independent Trustees
Scott M. Amero	Harbor Diversified International All Cap Fund	Over $100,000	Over $100,000
	Harbor Emerging Markets Equity	Over $100,000
	Harbor Money Market Fund	Over $100,000
Donna J. Dean	Harbor Capital Appreciation Fund	Over $100,000	Over $100,000
	Harbor Core Plus Fund	Over $100,000
	Harbor Convertible Securities Fund	Over $100,000
	Harbor Disruptive Innovation Fund	$50,001-$100,000
	Harbor Emerging Markets Equity Fund	$10,001-$50,000
	Harbor International Fund	$50,001-$100,000
	Harbor International Growth Fund	$50,001-$100,000
	Harbor Large Cap Value Fund	Over $100,000
	Harbor Mid Cap Value Fund	$10,001-$50,000
	Harbor Small Cap Growth Fund	$50,001-$100,000
	Harbor Small Cap Value Fund	$10,001-$50,000
Randall A. Hack	Harbor Emerging Markets Equity Fund	Over $100,000	Over $100,000
	Harbor High-Yield Bond Fund	Over $100,000
	Harbor Large Cap Value Fund	Over $100,000
	Harbor Small Cap Growth Fund	Over $100,000
	Harbor Small Cap Value Fund	Over $100,000
	Harbor Strategic Growth Fund	Over $100,000
Robert Kasdin[1]	Harbor Global Leaders Fund	Over $100,000	Over $100,000
	Harbor Large Cap Value Fund	Over $100,000
	Harbor Overseas Fund	Over $100,000
	Harbor Small Cap Value Fund	Over $100,000
Kathryn L. Quirk[1]	Harbor Capital Appreciation Fund	Over $100,000	Over $100,000
	Harbor Core Plus Fund	Over $100,000
	Harbor Disruptive Innovation Fund	Over $100,000
	Harbor Global Leaders Fund	Over $100,000
	Harbor International Growth Fund	Over $100,000
	Harbor Large Cap Value Fund	Over $100,000
	Harbor Mid Cap Fund	Over $100,000
	Harbor Mid Cap Value Fund	Over $100,000
	Harbor Money Market Fund	Over $100,000
	Harbor Small Cap Growth Fund	Over $100,000
Douglas J. Skinner	Harbor Capital Appreciation Fund	Over $100,000	Over $100,000
	Harbor Core Bond Fund	Over $100,000
	Harbor Emerging Markets Equity Fund	Over $100,000
	Harbor Focused International Fund	$50,001-$100,000
	Harbor Mid Cap Value Fund	$50,001-$100,000
	Harbor Small Cap Value Fund	Over $100,000
Ann M. Spruill[1]	Harbor Capital Appreciation Fund	Over $100,000	Over $100,000
	Harbor Diversified International All Cap Fund	$50,001-$100,000
	Harbor Emerging Markets Equity Fund	Over $100,000
	Harbor Global Leaders Fund	$50,001-$100,000
	Harbor International Fund	Over $100,000
	Harbor International Growth Fund	Over $100,000
	Harbor International Small Cap Fund	Over $100,000

48

Trustees and Officers

Trustee Ownership of Fund Shares — Continued
Name of Trustee	Dollar Range of Ownership in Each Fund		Aggregate Dollar Range of Ownership in Harbor Funds
Interested Trustee
Charles F. McCain[2]	Harbor Capital Appreciation Fund	Over $100,000	Over $100,000
	Harbor Core Bond Fund	Over $100,000
	Harbor Core Plus Fund	Over $100,000
	Harbor Convertible Securities Fund	Over $100,000
	Harbor Disruptive Innovation Fund	Over $100,000
	Harbor Diversified International All Cap Fund	Over $100,000
	Harbor Emerging Markets Equity Fund	Over $100,000
	Harbor Focused International Fund	Over $100,000
	Harbor Global Leaders Fund	Over $100,000
	Harbor High-Yield Bond Fund	Over $100,000
	Harbor International Fund	Over $100,000
	Harbor International Growth Fund	Over $100,000
	Harbor International Small Cap Fund	Over $100,000
	Harbor Large Cap Value Fund	Over $100,000
	Harbor Mid Cap Fund	Over $100,000
	Harbor Mid Cap Value Fund	Over $100,000
	Harbor Money Market Fund	Over $100,000
	Harbor Overseas Fund	Over $100,000
	Harbor Small Cap Growth Fund	Over $100,000
	Harbor Small Cap Value Fund	Over $100,000
	Harbor Strategic Growth Fund	Over $100,000
1
Under the Harbor Funds Deferred Compensation Plan for Independent Trustees, a participating Trustee may elect to defer his or her trustee fees. Any such deferred fees are maintained in a deferral account that is credited with income and gains and charged with losses as though the participating Trustee invested the amount deferred directly in shares of one or more Funds selected by the participating Trustee. Harbor Funds in turn invests those deferred fees directly in shares of the Funds selected by the participating Trustee so that Harbor Funds’ actual returns match the income, gains and losses attributed to the deferral account. The dollar ranges shown for each Harbor fund listed for Mr. Kasdin and Mses. Quirk and Spruill includes the value of the shares of each Fund that correspond to the value of their respective deferral accounts under the Harbor Funds Deferred Compensation Plan for Independent Trustees that has been deemed to be invested by the participating Trustee in each of those Funds.
2
Under the Adviser’s Non-Qualified Plan, a participant may elect to defer a portion of his or her compensation for investment in one or more of the Funds. The Adviser invests the full amount of that deferred compensation in the Funds selected by the participant and in turn credits the participant with the income and gains and charges the participant with losses incurred by those Funds. The dollar ranges shown for certain of the Funds listed for Mr. McCain include the value of the shares of each Fund in his deferral account in the Non-Qualified Plan.

49

Trustees and Officers

Material Relationships of the Independent Trustees
For purposes of the discussion below, the italicized terms have the following meanings:
■
the immediate family members of any person are their spouse, children in the person’s household (including step and adoptive children) and any dependent of the person.
■
an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, ORIX Corporation (“ORIX”) is an entity that is in a control relationship with the Adviser.
■
a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act, in each case for which the Adviser or any of its affiliates acts as investment adviser or for which Harbor Funds Distributors, Inc. (the “Distributor”) or any of its affiliates acts as principal underwriter. For example, the related funds of Harbor Funds include all of the Funds in the Harbor family and any other U.S. and non-U.S. funds managed by the Adviser’s affiliates.
As of December 31, 2021, none of the Independent Trustees, nor any member of their immediate families, beneficially owned any securities issued by the Adviser, ORIX, or any other entity in a control relationship to the Adviser or the Distributor. During the calendar years 2020 and 2021, none of the Independent Trustees, nor any member of their immediate families, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in the Adviser, the Distributor, ORIX, or any other entity in a control relationship to the Adviser or the Distributor. During the calendar years 2020 and 2021, none of the Independent Trustees, nor any member of their immediate families, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a “fund-related party”):
■
a Harbor Fund;
■
an officer of Harbor Funds;
■
a related fund;
■
an officer of any related fund;
■
the Adviser;
■
the Distributor;
■
an officer of the Adviser or the Distributor;
■
any affiliate of the Adviser or the Distributor; or
■
an officer of any such affiliate.
During the calendar years 2020 and 2021, none of the Independent Trustees, nor any member of their immediate families, had any relationship exceeding $120,000 in value with any Fund-related party, including, but not limited to, relationships arising out of (i) payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services.
During the calendar years 2020 and 2021, none of the Independent Trustees, nor any member of their immediate families, served as an officer for an entity on which an officer of any of the following entities also served as a director:
■
the Adviser;
■
the Distributor; or
■
ORIX or any other entity in a control relationship with the Adviser or the Distributor.
During the calendar years 2020 and 2021, no immediate family member of any of the Independent Trustees, had any position, including as an officer, employee or director, with any Harbor funds. During the calendar years 2020 and 2021, none of the Independent Trustees, nor any member of their immediate families, had any position, including as an officer, employee, director or partner, with any of:
■
any related fund;
■
the Adviser;
■
the Distributor;
■
any affiliated person of Harbor Funds; or
■
ORIX or any other entity in a control relationship to the Adviser or the Distributor.

50

The Adviser and Subadvisers

The Adviser
Harbor Capital Advisors, Inc., a Delaware corporation, serves as the investment adviser (the “Adviser”) for each Fund pursuant to a separate investment advisory agreement with Harbor Funds on behalf of each Fund (each, an “Investment Advisory Agreement”). Pursuant to each Investment Advisory Agreement, the Adviser is responsible for providing a range of management, oversight, legal, compliance, financial and administrative services for each Fund as set forth in more detail below:
Management Services. Subject to the approval of the Board of Trustees, the Adviser is responsible for establishing the investment policies, strategies and guidelines for each Fund, and for recommending modifications to those policies, strategies and guidelines whenever the Adviser deems modifications to be necessary or appropriate. The Adviser is also responsible for providing, either through itself or through a Subadviser selected, paid and supervised by the Adviser, investment research, and advice, and for furnishing continuously an investment program for each Fund consistent with the investment objectives and policies of the Fund. For Harbor funds that employ one or more non-discretionary Subadvisers, the Adviser will also make day-to-day investment decisions with respect to each such fund to implement model portfolios provided by the non-discretionary Subadvisers.
Selection and Oversight of Subadvisers. The Adviser is responsible for the Subadvisers it selects to manage the assets of or provide non-discretionary investment advisory services for the Funds and for recommending to the Board of Trustees the hiring, termination and replacement of Subadvisers. The Adviser is responsible for overseeing the Subadvisers and for reporting to the Board of Trustees periodically on each Fund’s and Subadviser’s performance. The Adviser normally utilizes both qualitative and quantitative analysis to evaluate existing and prospective Subadvisers, including thorough reviews and assessments of (i) the Subadviser’s investment process, personnel and investment staff; (ii) the Subadviser’s investment research capabilities; (iii) the Subadviser’s ownership and organization structures; (iv) the Subadviser’s legal, compliance and operational infrastructure; (v) the Subadviser’s brokerage practices; (vi) any material changes in the Subadviser’s business, operations or staffing; (vii) the performance of each Fund and the Subadviser relative to benchmark and peers; (viii) each Fund’s portfolio characteristics, and (ix) the composition of each Fund’s portfolio.
Legal, Compliance, Financial and Administrative Services. The Adviser is responsible for regularly providing various other services on behalf of each Fund, including, but not limited to,: (i) providing the Funds with office space, facilities, equipment and personnel as the Adviser deems necessary to provide for the effective administration of the affairs of the Funds, including providing from among the Adviser’s directors, officers and employees, persons to serve as interested Trustee(s), officers and employees of Harbor Funds and paying the salaries of such persons; (ii) coordinating and overseeing the services provided by the Funds’ transfer agent, custodian, legal counsel and independent auditors; (iii) coordinating and overseeing the preparation and production of meeting materials for the Board of Trustees, as well as such other materials that the Board of Trustees may from time to time reasonably request; (iv) coordinating and overseeing the preparation and filing with the SEC of registration statements, notices, shareholder reports, proxy statements and other material for the Funds required to be filed under applicable laws; (v) developing and implementing procedures for monitoring compliance with the Funds’ investment objectives, policies and guidelines and with applicable regulatory requirements; (vi) providing legal and regulatory support for the Funds in connection with the administration of the affairs of the Funds, including the assigning of matters to the Funds’ legal counsel on behalf of the Funds and supervising the work of such outside counsel; (vii) overseeing the determination and publication of each Fund’s net asset value in accordance with the Funds’ valuation policies; (viii) preparing and monitoring expense budgets for the Funds, and reviewing the appropriateness and arranging for the payment of Fund expenses; and (ix) furnishing to the Funds such other administrative services as the Adviser deems necessary, or the Board of Trustees reasonably requests, for the efficient operation of the Funds.
The Adviser is a wholly-owned subsidiary of ORIX Corporation (“ORIX”), a global financial services company based in Tokyo, Japan. ORIX provides a range of financial services to corporate and retail customers around the world, including financing, leasing, real estate and investment banking services. The stock of ORIX trades publicly on both the New York (through ADRs) and Tokyo Stock Exchanges.

Advisory Fees
For its services, each Fund pays the Adviser an advisory fee, which is an annual rate based on the Fund’s average net assets. The following table sets forth for each Fund the contractual advisory fee rate and the fees paid to the Adviser for the past three fiscal years before the effect of any fee waiver (shown below) in effect for the past three fiscal years that reduced the advisory fee paid.

51

The Adviser and Subadvisers

Advisory Fees — Continued

	Contractual Advisory Fee Annual Rate Based on Average Net Assets	Advisory Fee Paid for Year Ended October 31 (000s)
		2021	2020	2019
HARBOR FUNDS
Harbor Capital Appreciation Fund	0.60%	$244,596	$201,730	$177,668
(Reduction due to fee waiver)		(22,536)	(17,535)	(14,728)
Harbor Convertible Securities Fund	0.65	1,201	941	834
(Reduction due to fee waiver)		(92)	(72)	(64)
Harbor Core Bond Fund	0.23[2]	432	341	262
Harbor Core Plus Fund (formerly, Harbor Bond Fund)[1]	0.25[3]	8,314	9,619	9,303
(Reduction due to fee waiver)		(366)	(502)	(469)
Harbor Disruptive Innovation Fund (formerly, Harbor Mid Cap Growth Fund)[4]	0.70[5]	3,309	2,084	2,211
(Reduction due to fee waiver)		(115)	(83)	(26)
Harbor Diversified International All Cap Fund	0.75	8,399	5,921	5,482
(Reduction due to fee waiver)		(108)	(536)	(1,373)
Harbor Emerging Markets Equity Fund	0.85	400	929	828
(Reduction due to fee waiver)		N/A	(139)	(37)
Harbor Focused International Fund[6]	0.75	353	237	82
Harbor Global Leaders Fund	0.75	1,035	873	591
(Reduction due to fee waiver)		(69)	(58)	(20)
Harbor High-Yield Bond Fund	0.60	2,346	2,594	3,415
(Reduction due to fee waiver)		(360)	(398)	(524)
Harbor International Fund	0.75/0.65[a]	35,369	35,092	56,712
(Reduction due to fee waiver)		--	--	(4,836)
Harbor International Growth Fund	0.75	6,560	4,726	4,046
Harbor International Small Cap Fund	0.85	421	304	521
Harbor Large Cap Value Fund	0.60/0.55[b]	13,313	8,138	6,513
Harbor Mid Cap Fund[7]	0.75	330	68	N/A
Harbor Mid Cap Value Fund	0.75	3,286	3,524	6,287
(Reduction due to fee waiver)		(44)	(60)	(244)
Harbor Money Market Fund	0.20	184	233	311
(Reduction due to fee waiver)		(166)	(84)	(31)
Harbor Overseas Fund[8]	0.75	322	198	128
Harbor Small Cap Growth Fund	0.75	8,711	6,305	5,327
Harbor Small Cap Value Fund	0.75	18,901	11,906	10,983
Harbor Strategic Growth Fund	0.60	709	666	566
1
On February 2, 2022, the Fund was changed from Harbor Bond Fund to Harbor Core Plus Fund.
2
The contractual management fee of Harbor Core Bond Fund was reduced from 0.34% to 0.23% effective December 1, 2021.
3
The contractual management fee of Harbor Core Plus Fund was reduced from 0.48% to 0.25% effective February 2, 2022.
4
On September 1, 2021, the Fund was changed from Harbor Mid Cap Growth Fund to Harbor Disruptive Innovation Fund.
5
The contractual management fee of Harbor Disruptive Innovation Fund was reduced from 0.75% to 0.70% effective September 1, 2021.
6
Commenced operations on June 1, 2019.
7
Commenced operations on December 1, 2019.
8
Commenced operations on March 1, 2019.
a
0.75% on the first $12 billion and 0.65% thereafter.
b
0.60% on the first $4 billion and 0.55% thereafter.

52

The Adviser and Subadvisers

The Subadvisers
The Adviser has engaged the services of subadvisers (each, a “Subadviser”) to provide discretionary and non-discretionary advisory services for each Fund.
The Adviser pays each Subadviser out of its own resources; the Funds have no obligation to pay the Subadvisers. Each Subadviser has entered into a subadvisory agreement with the Adviser and Harbor Funds, on behalf of each respective Fund. Each discretionary Subadviser is responsible for providing the Fund with advice concerning the investment management of the Fund’s portfolio, which advice shall be consistent with the investment objectives and policies of the Fund. Each discretionary Subadviser determines what securities shall be purchased, sold or held for the respective Fund and what portion of such Fund’s assets are held uninvested. Each non-discretionary Subadviser provides investment advice to the Adviser, which is responsible for the day-to-day investment decision making for the Fund.
Each discretionary and non-discretionary Subadviser is responsible for its own costs of providing services to the respective Fund. Each discretionary and non-discretionary Subadviser’s subadvisory fee rate is based on a stated percentage of the Fund’s average annual net assets.
Harbor Capital Appreciation Fund. The Fund is subadvised by Jennison Associates LLC (“Jennison”). Jennison is a direct, wholly owned subsidiary of PGIM, Inc., which is a direct, wholly owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly owned subsidiary of Prudential Financial, Inc.
Harbor Disruptive Innovation Fund.  The Fund operates as a multi-manager fund.  In managing the Fund, the Adviser utilizes non-discretionary model portfolios provided by the following Subadvisers:
■
4BIO Partners LLP (“4BIO Capital”). 4BIO Capital is a London-based venture capital limited liability partnership that is employee owned.
■
NZS Capital, LLC (“NZS Capital”). NZS Capital, a limited liability company, is controlled by Jason Bradley Slingerlend, Brinton Johns, and Jupiter Investment Management Holdings LLC;
■
Sands Capital Management, LLC (“Sands Capital”). Sands Capital is an independent investment management firm ultimately controlled by Frank M. Sands, Sands Capital’s CEO and CIO. Frank M. Sands controls Sands Capital by virtue of his position as, among other things, trustee, manager, or officer, respectively, of various intermediate holding entities and trusts through which voting or management rights with respect to Sands Capital are held and/or exercised;
■
Tekne Capital Management, LLC (“Tekne”). Tekne is a limited liability company with Tekne Capital Partners, LP serving as member and direct majority owner. Beeneet Kothari, who is the Chief Executive officer Tekne, is the controlling owner of Tekne Capital Partners, LP; and
■
Westfield Capital Management, L.P. (“Westfield”). Westfield is 100% employee owned. The day-to-day management and strategic decisions of Westfield are controlled by Westfield’s Management Committee.
Harbor Large Cap Value Fund. The Fund is subadvised by Aristotle Capital Management, LLC (“Aristotle”). Aristotle was founded in 1959 through predecessor entities. Aristotle is a limited liability company owned by its employees and Board of Managers.
Harbor Mid Cap Fund and Harbor Small Cap Value Fund.  The Funds are subadvised by EARNEST Partners LLC (“EARNEST Partners”). EARNEST Partners is controlled by Paul Viera, who is an employee of EARNEST Partners.
Harbor Mid Cap Value Fund. The Fund is subadvised by LSV Asset Management (“LSV”). LSV is a Delaware general partnership between the management team and current and retired employee partners (61%) and SEI Funds, Inc. (39%). The day-to-day management and strategic decisions of the Subadviser are controlled by LSV’s Executive Committee and other senior employee partners of LSV.
Harbor Small Cap Growth Fund. The Fund is subadvised by Westfield. Westfield is majority employee owned. The day-to-day management and strategic decisions of Westfield are controlled by Westfield’s Management Committee.
Harbor Strategic Growth Fund. The Fund is subadvised by Mar Vista Investment Partners, LLC (“Mar Vista”). Mar Vista was founded in November 2007 and provides investment advisory services to mutual funds, institutional accounts and individual investors. Mar Vista is controlled by Silas Myers and Brian Massey, each an employee of Mar Vista, with 1251 Asset Management holding a non-controlling, minority ownership stake in the firm.
Harbor Diversified International All Cap Fund, Harbor Emerging Markets Equity Fund, and Harbor International Fund. The Funds are subadvised by Marathon Asset Management Limited (“Marathon-London”). Marathon-London is predominantly owned by its founding partners, with the remaining equity shared between a number of key employees.

53

The Adviser and Subadvisers

The Subadvisers — Continued
Harbor Focused International Fund.  The Fund is subadvised by Comgest Asset Management International Limited (“CAMIL”).  CAMIL is a wholly owned subsidiary of Comgest Global Investors SAS, which is 100% owned by employees and founders.  CAMIL and its Participating Affiliates are referred to collectively, as “Comgest.”
Harbor Global Leaders Fund. The Fund is subadvised by Sands Capital. Sands Capital is an independent investment management firm ultimately controlled by Frank M. Sands, Sands Capital’s CEO and CIO. Frank M. Sands controls Sands Capital by virtue of his position as, among other things, trustee, manager, or officer, respectively, of various intermediate holding entities and trusts through which voting or management rights with respect to Sands Capital are held and/or exercised.
Harbor International Growth Fund. The Fund is subadvised by Baillie Gifford Overseas Limited (“Baillie Gifford”). Baillie Gifford, a registered company incorporated in Scotland, is located at Calton Square, 1 Greenside Row, Edinburgh, Scotland. Baillie Gifford was organized in 1983 and is a wholly owned subsidiary of Baillie Gifford & Co. Baillie Gifford & Co. is a partnership and is wholly owned by partners who work at the firm.
Harbor International Small Cap Fund. The Fund is subadvised by Cedar Street. Cedar Street is an employee-owned professional investment management firm. Jonathan Brodsky is the controlling managing member.
Cedar Street and Harbor Capital have entered into an arrangement by which Harbor Capital may acquire: (i) a less than 5% non-voting ownership stake in Cedar Street, which arrangement would be tied to asset levels achieved by the Fund, and (ii) a less than 25% ownership stake in Cedar Street in the event that the firm seeks to sell equity in the firm to a third party.
Harbor Overseas Fund. The Fund is subadvised by Acadian Asset Management LLC (“Acadian”). Acadian was founded in 1986 and is a subsidiary of BrightSphere Affiliate Holdings LLC, which is an indirectly wholly owned subsidiary of BrightSphere Investment Group plc (“BSIG”), a publicly listed company on the NYSE.
Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund. The Funds are subadvised by Shenkman Capital Management, Inc. (“Shenkman Capital”). Shenkman Capital is a privately held company and was founded by Mark R. Shenkman who remains the firm’s President and controlling shareholder. Shenkman Capital is 100% owned by Mark R. Shenkman, the Shenkman family, current and former team members, and one outside director (and/or Trusts established by them).
Harbor Core Bond Fund and Harbor Core Plus Fund. The Funds are subadvised by Income Research + Management (“IR+M”). IR+M has been independent and privately owned since its founding in 1987 by members of the Sommers family and certain employees.
Harbor Money Market Fund. The Fund is subadvised by BNP Paribas Asset Management USA, Inc. (“BNPP AM”). BNPP AM is directly wholly owned by its parent company, BNP Paribas Asset Management USA Holdings Inc., which in turn is indirectly wholly owned by BNP Paribas S.A., a publicly owned banking corporation organized in the Republic of France.

54

The Adviser and Subadvisers

Subadvisory Fees
The fees paid by the Adviser to each Subadviser for the past three years are set forth in the table below.
	Fee Paid by the Adviser to Subadviser For Year Ended October 31 (000s)
	2021	2020	2019
HARBOR FUNDS
Harbor Capital Appreciation Fund	$86,654	$71,799	$63,351
Harbor Convertible Securities Fund	739	579	513
Harbor Core Bond Fund	216	170	131
Harbor Core Plus Fund (formerly, Harbor Bond Fund)
Income Research + Management[1]	N/A	N/A	N/A
Pacific Investment Management Company LLC	3,962	4,510	4,376
Harbor Disruptive Innovation Fund[2]
4BIO Partners LLP	31	N/A	N/A
NZS Capital LLC	66	N/A	N/A
Sands Capital Management, LLC	47	N/A	N/A
Tekne Capital Management, LLC	62	N/A	N/A
Wellington Management Company, LLP	1,563	1,144	1,255
Westfield Capital Management Co	67	N/A	N/A
Harbor Diversified International All Cap Fund	4,647	3,302	2,909
Harbor Emerging Markets Equity Fund
Marathon Asset Management LLP[3]	223	27	N/A
Oaktree Capital Management, LLC	N/A	487	504
Harbor Focused International Fund[4]	235	158	55
Harbor Global Leaders Fund	552	466	335
Harbor High-Yield Bond Fund	1,126	1,241	1,616
Harbor International Fund	19,572	19,546	30,057
Harbor International Growth Fund	3,120	2,379	2,103
Harbor International Small Cap Fund
Cedar Street Asset Management LLC[5]	248	179	113
Baring International Investment Limited	N/A	N/A	194
Harbor Large Cap Value Fund	4,688	2,961	2,415
Harbor Mid Cap Fund[6]	198	41	N/A
Harbor Mid Cap Value Fund	1,658	1,771	3,059
Harbor Money Market Fund	59	128	206
Harbor Overseas Fund[7]	193	119	77
Harbor Small Cap Growth Fund	5,011	3,729	3,205
Harbor Small Cap Value Fund	9,068	6,219	5,919
Harbor Strategic Growth Fund	354	337	291
1
Income Research + Management became subadviser to Harbor Core Plus Fund on February 2, 2022. Accordingly, no subadvisory fees were paid to IR+M prior to that date.
2
4BIO Capital, NZS Capital, Sands Capital, Tekne and Westfield became subadviser to Harbor Disruptive Innovation Fund on September 1, 2021. Accordingly, no subadvisory fees were paid to 4BIO Capital, NZS Capital, Sands Capital, Tekne or Westfield prior to that date.
3
Marathon Asset Management Limited became subadviser to Harbor Emerging Markets Equity Fund on September 23, 2020. Accordingly, no subadvisory fees were paid to Marathon Asset Management Limited prior to that date.
4
Commenced operations June 1, 2019.
5
Cedar Street became subadviser to Harbor International Small Cap Fund on May 23, 2019. Accordingly, no subadvisory fees were paid to Cedar Street prior to that date.
6
Commenced operations December 1, 2019.
7
Commenced operations March 1, 2019.

55

The Portfolio Managers

Other Accounts Managed
The portfolio managers primarily responsible for the day-to-day management of the Funds also manage other registered investment companies, other pooled investment vehicles and/or other accounts, (collectively, the “Portfolios”) as indicated below. The following table identifies, as of October 31, 2021, (unless otherwise noted): (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager(s); (ii) the total assets of such companies, vehicles and accounts, and (iii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR CAPITAL APPRECIATION FUND
Spiros “Sig” Segalas
All Accounts	12	$25,657	3	$6,113	2	$1,063
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Kathleen A. McCarragher
All Accounts	20	47,855	8	11,902	10 *	2,174
Accounts where advisory fee is based on account performance (subset of above)	1	15,900	0	—	0	—
Blair A. Boyer
All Accounts	15	45,568	8	11,716	25 *	9,688
Accounts where advisory fee is based on account performance (subset of above)	1	15,900	0	—	0	—
Natasha Kuhlkin, CFA
All Accounts	16	27,489	11	12,010	29 *	3,924
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR CONVERTIBLE SECURITIES FUND
Mark R. Shenkman
All Accounts	3	$2,019	30	$9,570	245	$18,314
Accounts where advisory fee is based on account performance (subset of above)	0	—	19	6,403	4	154
Justin W. Slatky
All Accounts	3	2,019	30	9,570	245	18,314
Accounts where advisory fee is based on account performance (subset of above)	0	—	19	6,403	4	154
Jordan N. Barrow, CFA
All Accounts	2	1,734	10	3,162	226	14,930
Accounts where advisory fee is based on account performance (subset of above)	0	—	2	737	1	120
Thomas Whitley, CFA
All Accounts	1	385	2	330	150	670
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR CORE BOND FUND
William A. O’Malley, CFA
All Accounts	6	$3,371	25	$16,424	512	$76,564
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
James E. Gubitosi, CFA
All Accounts	6	3,371	25	16,424	512	76,564
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Bill O’Neill, CFA
All Accounts	6	3,371	25	$16,424	512	76,564
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—

56

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR CORE BOND FUND — Continued
Jake Remley, CFA
All Accounts	6	$3,371	25	$16,424	512	$76,564
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Matthew Walker, CFA
All Accounts	6	3,371	25	16,424	512	76,564
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Rachel Campbell
All Accounts	6	3,371	25	16,424	512	76,564
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR CORE PLUS FUND
William A. O’Malley, CFA
All Accounts	6	$3,371	25	$16,424	512	$76,564
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
James E. Gubitosi, CFA
All Accounts	6	3,371	25	16,424	512	76,564
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Bill O’Neill, CFA
All Accounts	6	3,371	25	16,424	512	76,564
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Jake Remley, CFA
All Accounts	6	3,371	25	16,424	512	76,564
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Matthew Walker, CFA
All Accounts	6	3,371	25	16,424	512	76,564
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Rachel Campbell
All Accounts	6	3,371	25	16,424	512	76,564
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR DISRUPTIVE INNOVATION FUND
Spenser P. Lerner, CFA
All Accounts	0	—	0	—	0	—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Kristof Gleich, CFA
All Accounts	0	—	0	—	0	—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
Neil M. Ostrer
All Accounts	1	$2,858	11	$17,303	32	$17,001
Accounts where advisory fee is based on account performance (subset of above)	0	0	11	17,303	3	671
Charles Carter
All Accounts	2	7,566	14	19,926	44	21,429
Accounts where advisory fee is based on account performance (subset of above)	1	4,709	14	19,926	6	1,944

57

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND — Continued
Nick Longhurst
All Accounts	1	$2,858	10	$16,817	32	$17,001
Accounts where advisory fee is based on account performance (subset of above)	0	0	10	16,817	3	671
William J. Arah
All Accounts	1	2,858	10	17,447	31	18,791
Accounts where advisory fee is based on account performance (subset of above)	0	0	10	17,447	4	834
Simon Somerville
All Accounts	2	7,566	14	18,936	43	23,219
Accounts where advisory fee is based on account performance (subset of above)	1	4,709	14	18,936	7	2,106
Alex Duffy
All Accounts	2	7,566	14	20,183	41	20,612
Accounts where advisory fee is based on account performance (subset of above)	1	4,709	14	20,183	6	1,944
Justin Hill
All Accounts	2	7,566	9	18,315	41	20,612
Accounts where advisory fee is based on account performance (subset of above)	1	4,709	9	18,315	6	1,944
Robert Anstey, CFA
All Accounts	1	4,709	7	4,456	22	13,681
Accounts where advisory fee is based on account performance (subset of above)	1	4,709	7	4,456	5	1,156
HARBOR EMERGING MARKETS EQUITY FUND
Alex Duffy (based on total assets as of May 31, 2021)
All Accounts	2	$7,566	14	$20,183	41	$20,612
Accounts where advisory fee is based on account performance (subset of above)	1	4,709	14	20,183	6	1,944
HARBOR FOCUSED INTERNATIONAL FUND
Laure Négiar, CFA
All Accounts	0	$—	7	$4,424	15	$4,456
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Zak Smerczak, CFA
All Accounts	0	—	7	4,424	15	4,456
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Alexandre Narboni
All Accounts	0	—	7	4,424	15	4,456
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Richard Mercado, CFA
All Accounts	0	—	7	4,424	15	4,456
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR GLOBAL LEADERS FUND
Sunil H. Thakor, CFA
All Accounts	1	$67	7	$3,263	9	$1,104
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	2	911
Michael F. Raab, CFA
All Accounts	0	—	5	3,143	4	916
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	2	911

58

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR HIGH-YIELD BOND FUND
Mark R. Shenkman
All Accounts	3	$2,019	30	$9,570	245	$18,314
Accounts where advisory fee is based on account performance (subset of above)	0	—	19	6,403	4	154
Justin W. Slatky
All Accounts	3	2,019	30	9,570	245	18,314
Accounts where advisory fee is based on account performance (subset of above)	0	—	19	6,403	4	154
Eric Dobbin
All Accounts	0	—	5	2,332	47	8,829
Accounts where advisory fee is based on account performance (subset of above)	0	—	2	737	1	120
Robert S. Kricheff
All Accounts	0	—	5	2,332	47	8,829
Accounts where advisory fee is based on account performance (subset of above)	0	—	2	737	1	120
Neil Wechsler, CFA
All Accounts	1	1,349	8	2,832	75	14,167
Accounts where advisory fee is based on account performance (subset of above)	0	—	2	737	1	120
Jordan N. Barrow, CFA
All Accounts	2	1,734	10	3,162	226	14,930
Accounts where advisory fee is based on account performance (subset of above)	0	—	2	737	1	120
HARBOR INTERNATIONAL FUND
Neil M. Ostrer
All Accounts	1	$2,858	11	$17,303	32	$17,001
Accounts where advisory fee is based on account performance (subset of above)	0	0	11	17,303	3	671
Charles Carter
All Accounts	2	7,566	14	19,926	44	21,429
Accounts where advisory fee is based on account performance (subset of above)	1	4,709	14	19,926	6	1,944
Nick Longhurst
All Accounts	1	2,858	10	16,817	32	17,001
Accounts where advisory fee is based on account performance (subset of above)	0	0	10	16,817	3	671
William J. Arah
All Accounts	1	2,858	10	17,447	31	18,791
Accounts where advisory fee is based on account performance (subset of above)	0	0	10	17,447	4	834
Simon Somerville
All Accounts	2	7,566	14	18,936	43	23,219
Accounts where advisory fee is based on account performance (subset of above)	1	4,709	14	18,936	7	2,106
Alex Duffy
All Accounts	2	7,566	14	20,183	41	20,612
Accounts where advisory fee is based on account performance (subset of above)	1	4,709	14	20,183	6	1,944
Justin Hill
All Accounts	2	7,566	9	18,315	41	20,612
Accounts where advisory fee is based on account performance (subset of above)	1	4,709	9	18,315	6	1,944

59

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR INTERNATIONAL GROWTH FUND
Gerard Callahan
All Accounts	5	$4,900	7	$1,984	42	$19,158
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	2	519
Iain Campbell
All Accounts	5	4,900	4	657	40	18,576
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	2	519
Joe Faraday, CFA
All Accounts	5	4,900	7	6,196	39	18,688
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	2	519
Moritz Sitte, CFA
All Accounts	5	4,900	7	6,196	39	18,688
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	2	519
Sophie Earnshaw, CFA
All Accounts	8	5,594	11	4,091	44	27,071
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	3	4,790
Milena Mileva
All Accounts	0	0	7	2,791	14	7,975
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	0
HARBOR INTERNATIONAL SMALL CAP FUND
Jonathan P. Brodsky
All Accounts	0	$—	2	$216	0	$—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Waldemar A. Mozes
All Accounts	0	$—	2	216	0	—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR LARGE CAP VALUE FUND
Howard Gleicher, CFA
All Accounts	10	$17,608	17	$11,890	1,360	$25,639
Accounts where advisory fee is based on account performance (subset of above)	0	—	—	—	3	857
Gregory D. Padilla, CFA
All Accounts	7	17,145	16	11,488	1,229	21,444
Accounts where advisory fee is based on account performance (subset of above)	0	—	—	—	3	857
HARBOR MID CAP FUND and HARBOR SMALL CAP VALUE FUND
Paul E. Viera
All Accounts	4	$2,910	13	$4,423	5,116	$14,992
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	3	789
HARBOR MID CAP VALUE FUND
Josef Lakonishok, Ph.D.
All Accounts	34	$20,068	62	$26,203	336	$62,280
Accounts where advisory fee is based on account performance (subset of above)	0 **	—	6 ***	1,994	61	12,987

60

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR MID CAP VALUE FUND — Continued
Menno Vermeulen, CFA
All Accounts	34	$20,068	62	$26,203	336	$62,280
Accounts where advisory fee is based on account performance (subset of above)	0 **	—	6 ***	1,994	61	12,987
Puneet Mansharamani, CFA
All Accounts	34	20,068	62	26,203	336	62,280
Accounts where advisory fee is based on account performance (subset of above)	0 **	—	6 ***	1,994	61	12,987
Greg Sleight
All Accounts	34	20,068	62	26,203	336	62,280
Accounts where advisory fee is based on account performance (subset of above)	0 **	—	6 ***	1,994	61	12,987
Guy Lakonishok, CFA
All Accounts	34	20,068	62	26,203	336	62,280
Accounts where advisory fee is based on account performance (subset of above)	0 **	—	6 ***	1,994	61	12,987
HARBOR MONEY MARKET FUND
Kenneth J. O’Donnell, CFA
All Accounts	0	$—	3	$313	14	$3,338
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	4	1,835
HARBOR OVERSEAS FUND
Brendan O. Bradley, Ph.D.
All Accounts	15	$9,978	83	$29,136	194	$73,479
Accounts where advisory fee is based on account performance (subset of above)	0	—	14	2,157	22	10,225
Ryan D. Taliaferro, Ph.D.
All Accounts	15	9,978	83	29,136	194	73,479
Accounts where advisory fee is based on account performance (subset of above)	0	—	14	2,157	22	10,225
Harry Gakidis, Ph.D.
All Accounts	15	9,978	83	$9,136	194	73,479
Accounts where advisory fee is based on account performance (subset of above)	0	—	14	2,157	22	10,225
HARBOR SMALL CAP GROWTH FUND
William A. Muggia
All Accounts	9	$3,026	10	$1,729	267	$11,683
Accounts where advisory fee is based on account performance (subset of above)	0	—	1	40	24	3,169
Richard D. Lee, CFA
All Accounts	8	2,868	5	1,660	218	10,214
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	21	12,290
Ethan J. Meyers, CFA
All Accounts	8	2,868	5	1,660	218	10,214
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	21	12,290
John M. Montgomery
All Accounts	8	2,868	5	1,660	218	10,214
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	21	12,290

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The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR STRATEGIC GROWTH FUND
Silas A. Myers, CFA
All Accounts	4	$930	4	$384	600	$2,975
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Brian L. Massey, CFA
All Accounts	4	930	4	384	600	2,975
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Joshua J. Honeycutt, CFA
All Accounts	4	930	4	384	600	2,975
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Jeffrey B. Prestine
All Accounts	4	930	4	384	600	2,975
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—

Acadian Asset Management LLC
CONFLICTS OF INTEREST
A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have similar or different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or subadvisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by both the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, may track the same benchmarks or indexes as the Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.
To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by Acadian’s investment management and Acadian’s compliance team.
COMPENSATION
Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing participation, various benefits, and, among the majority of senior investment professionals and certain other key employees, equity interest in the firm as part of the Acadian Key Employee Limited Partnership.
Compensation is highly incentive-driven, with Acadian often paying in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual’s contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, asset growth, and overall firm performance. Since portfolio management in Acadian’s equity strategies is a team approach, investment team members’ compensation is not linked to the performance of specific accounts but rather to the individual’s overall contribution to the success of the team and the firm’s profitability. This helps to ensure an “even playing field” as investment team members are strongly incentivized to strive for the best possible portfolio performance for all clients rather than only for select accounts.
SECURITIES OWNERSHIP
As of October 31, 2021, Messrs. Bradley, Taliaferro, and Gakidis did not beneficially own any shares of Harbor Overseas Fund.

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The Portfolio Managers

Aristotle Capital Management, LLC
CONFLICTS OF INTEREST
Potential conflicts of interest could arise when there is side-by-side management of private funds, separately managed accounts and mutual funds. These conflicts may arise through trade allocation and through selections of portfolio securities. Aristotle seeks to mitigate conflict related to trade allocation through its trade rotation procedures.
With regard to portfolio selections and the different positions that Aristotle’s portfolio managers may take related to different strategies, a potential conflict could arise when different classes of a security are purchased for different portfolios in the same strategy or one strategy is long in a position and another is short in the same security. When different classes of a security are purchased across several portfolios, this often due to the availability of the security and not due to a preference for one class over another among client portfolios and often a portfolio could end up with both classes. Aristotle manages strategies that include a long/short component. In this case, the long/short component would be in line with hedge on the position. However, it is acknowledged, that a separate strategy could be long only in the same security which could pose a conflict.
Aristotle acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle is aware of the facts necessary to identify conflicts, management of Aristotle must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle or any affiliate of Aristotle will be considered only to the extent that Aristotle has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the Chief Investment Officer or his designee, Aristotle may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.
COMPENSATION
All Aristotle investment professionals are compensated by competitive base salaries and are eligible to receive an annual bonus that reflects an individual’s team contribution to company objectives. (Market indices are not used in determining an employee’s annual bonus.) Each portfolio manager at Aristotle is an equity partner of the firm and receives a portion of the overall profits of Aristotle as part of his ownership interest. Aristotle’s culture is driven by a collegial and collaborative atmosphere that inspires teamwork and does not foster a “zero sum” environment where individual analysts are perceived to be in competition with one another.
SECURITIES OWNERSHIP
As of October 31, 2021, Mr. Gleicher beneficially owned shares of Harbor Large Cap Value Fund with a value over $1,000,000 and Mr. Padilla did not own any shares of the Harbor Large Cap Value Fund.

Baillie Gifford Overseas Limited
CONFLICTS OF INTEREST
Baillie Gifford has a duty to act in the best interests of its clients and to treat them fairly when providing investment services to them. Baillie Gifford acts as investment manager or adviser to both pooled funds and separately managed segregated accounts both on a discretionary and advisory basis. In some cases both have similar objectives and similar strategies. From time to time, there may be situations that give rise to a conflict of interest.
A conflict can arise between the interests of Baillie Gifford and its affiliates, the Partners of Baillie Gifford & Co and employees, and the interests of a client of Baillie Gifford. A conflict of interest can also arise between the interests of one client of Baillie Gifford and another client. In such circumstances we have put in place effective organizational and administrative arrangements to ensure that reasonable steps are taken to prevent the conflict of interest from adversely affecting the interests of our clients. In addition, where Baillie Gifford pays or accepts any fee or commission, or provide or receive any non-monetary benefit in relation to our investment services, the firm takes care to ensure that such benefits do not place Baillie Gifford or any third party firm in a situation which would not be in compliance with the general duty to act in accordance with the best interests of its clients.
Baillie Gifford maintains a firm-wide Conflicts of Interest Policy and Matrix which identifies conflicts and potential conflicts of interest that exist within the group and the procedures and controls that have been adopted to prevent or manage these conflicts. It is subject to review and approval by the Compliance Committee and the relevant management body of each regulated entity within the Baillie Gifford group. Each Partner of Baillie Gifford & Co and employee has a responsibility for the identification of conflicts through adherence to Baillie Gifford’s Code of Ethics.

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The Portfolio Managers

Baillie Gifford Overseas Limited — Continued
Once a conflict has been identified Baillie Gifford must determine whether it may result in a material risk of damage to the interests of its clients and must specify procedures to be followed and measures to be adopted in order to manage the conflict.
The Group Compliance Committee is responsible for the oversight of this Policy and the Conflicts Matrix. A Conflicts of Interest Risk Assessment is conducted annually in October with a written report presented to the Group Compliance Committee in November. The assessment considers whether all conflicts of interest have been identified and added to the matrix, and also documents the compliance monitoring in place for existing conflicts of interest to assess the adequacy of the mitigating controls. In addition to the annual assessment, the Operational Compliance Committee consider emerging conflicts of interest and compliance risks quarterly and will escalate to the Group Compliance Committee as appropriate. We have also established a group within the Compliance Department that is convened on an ad-hoc basis to consider any material/emerging conflicts of interest matters.
This process ensures that senior management within Baillie Gifford are engaged in the conflicts identification and management process with a view to ensuring the risks arising from conflicts are appropriately and effectively mitigated.
The day-to-day maintenance of the Policy is the responsibility of the Compliance Department.
COMPENSATION
As of April 1, 2022, the remuneration for non-partner Investment Managers (Portfolio Managers and Researchers) at Baillie Gifford has three key elements: (i) base salary, (ii) an Annual Performance Award and (iii) a Long-Term Profit Award. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Baillie Gifford employees.
The Annual Performance Award (“APA”) for non-partner Investment Managers is determined as follows:
•
80% of the APA arrangement is determined by the investment performance of the investment team, the Portfolio Construction Groups (“PCGs”), or a combination of both that the individual has been part of, over the specified investment time horizon, reflecting Baillie Gifford’s emphasis on long term investing.
•
20% of the APA arrangement is determined by the firms Net Promoter Score, emphasizing the importance of client service and the role all staff play in this.
Within the firm each Investment Team and the PCG have pre-determined performance targets. These targets, along with the relevant portfolios being measured, are established and agreed with each Head of Department following consultation with the Remuneration Committee and the Investment Leadership Groups.
The Long-Term Profit Award (“LTPA”) element delivers a share of the firm’s profitability to each member of staff. The level of award each individual receives is determined by their role and contribution to the long-term performance of the firm.
All Investment Managers defer between 20% and 40% of their total annual variable remuneration (both APA and LTPA elements). Awards deferred are held for a period of three years and are invested in a range of funds managed by Baillie Gifford that broadly reflect the firm’s investment policy.
Partner remuneration comprises a fixed base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford and length of service. The basis of the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits, such as pension benefits, are not available to partners, who therefore provide for benefits from their own personal funds.
SECURITIES OWNERSHIP
As of October 31, 2021, Messrs. Callahan, Campbell, Faraday and Sitte and Mses. Earnshaw and Mileva did not beneficially own any shares of Harbor International Growth Fund.

BNP Paribas Asset Management USA, Inc.
CONFLICTS OF INTEREST
Conflicts of interest of the type that may arise when an investment adviser serves as an adviser to both a mutual fund and to other segregated accounts are minimized through BNPP AM’s investment management decision making process and BNPP AM’s trade allocation policy.
BNPP AM’s investment professionals are organized into teams by product area. The teams are responsible for determining strategy for all portfolios within their group. Views are debated and strategy is determined in weekly strategy sessions, with the participation of heads of each product team. Strategy and positions are expressed in terms of risk exposures relative to a benchmark which are then translated into portfolio positions according to each client’s benchmark and guideline parameters.

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The Portfolio Managers

BNP Paribas Asset Management USA, Inc. — Continued
Every portfolio, including mutual fund portfolios, is assigned to a Portfolio Manager within the relevant product area. The Portfolio Manager is responsible for ensuring the implementation of the product strategy in each portfolio, subject to benchmark limitations and guideline parameters. The portfolio manager either identifies trades and positioning for the portfolio himself/herself or delegates to another member of the investment team who assumes responsibility for issue selection within that sector. This process ensures that investment decisions for specific portfolios are consistent with the strategy for the product area, taking into account the individual portfolio’s benchmark, risk parameters and investment guidelines.
In terms of setting a portfolio’s risk parameters, these are established at the portfolio’s inception, based upon the client’s investment guidelines and overall risk preferences. The Portfolio Manager and the Client Relationship Manager monitor the portfolio’s compliance with such parameters on an ongoing basis, while ultimately the Investment Risk Compliance team assumes responsibility for ensuring guideline compliance.
This process ensures that strategy is determined at the product level and executed across all portfolios within that product grouping, subject only to pre-determined risk parameters and to client guideline and benchmark parameters.
As a matter of policy, block transactions are allocated fairly and equitably across all participating accounts utilizing the automated, non-preferential proprietary trade execution system. The system allocates the trades according to each participating portfolio’s size and pre-determined, pre-programmed risk profile. The system allows traders to record simple trades as well as helping them to construct complex trades when they declare a goal in terms of allocation or exposure, given specific trading parameters. The system will determine individual trades for each portfolio, automatically adjusting allocations to maintain guideline compliance. The automated allocation system ensures that no managed account is favored with respect to the selection of securities or timing of purchase or sale of securities over another account.
Trade allocation and best execution practices are reviewed and tested on a quarterly basis as part of the Compliance Control Plan, which is carried out independently by BNPP AM’s Compliance team. This review takes into consideration BNPP AM’s trading procedures and the nature of the fixed income markets. BNPP AM utilizes a third party vendor to assist with the best execution review process. Members of the portfolio management, risk, trading, and compliance teams meet with the vendor to review best execution results on a periodic basis throughout the year.
As described above, BNPP AM’s investment decision-making and trade allocation policies and procedures are designed to ensure that none of the firm’s clients are disadvantaged in the firm’s management of accounts. Additionally, the firm’s internal controls are tested on a routine schedule as part of BNPP AM’s Compliance Control Plan and annually, BNPP AM, in coordination with the global business line’s Operation team, engages its external auditor to perform a SSAE 16 or similar review of internal controls.
COMPENSATION
BNP Paribas Asset Management USA, Inc. (“BNPP AM USA”), a member of BNPP AM, the global brand name for the asset management business of BNP Paribas SA (“BNPP”), aims to attract and retain all staff with total compensation packages that are competitive with the applicable local market. BNPP AM has a carefully considered approach to compensation (described below) which is a significant factor in retaining both key and promising employees.
Compensation is based on a combination of individual, team, and firm performance. There are three standard components of the remuneration structure for professional staff based on market survey data: salary, discretionary bonus, of which part is deferred to form the third component. A significant portion of remuneration for investment professionals is variable compensation, which is dependent on their investment results and value-added results for clients, as well as other important responsibilities such as contributions to developing the investment process and interaction with clients. Discretionary bonuses are available to all qualified employees. Both senior non-investment and senior investment professionals are eligible for the third component which is a rule-based company mandated deferral program designed to retain key performers and link their rewards to BNPP AM performance and fund performance.
SECURITIES OWNERSHIP
As of October 31, 2021, Mr. O’Donnell did not beneficially own any shares of Harbor Money Market Fund.

65

The Portfolio Managers

Cedar Street Asset Management LLC
CONFLICTS OF INTEREST
Conflicts can occur between interests of Cedar Street and its clients or between the interests of different clients. For example, Cedar Street may be viewed as having a conflict of interest when: (i) making decisions about whether and how to allocate limited investment opportunities among clients; (ii) causing a client to enter into a transaction with another client; and (iii) making decisions for one client that appear inconsistent with decisions made for another (i.e., buying an asset for one client while selling the same asset for another or selling an asset of one client while continuing to hold the same asset for another). Another example is where different clients have competing interests. This is often accentuated when hedge funds are managed alongside other long only portfolios. A further example would be where the portfolio managers are responsible for managing other accounts that charge performance-based compensation and accounts that charge only an asset-based fee (i.e., a non-performance based fee). Performance based fee arrangements may create an incentive for a portfolio manager to favor higher fee-paying accounts over other accounts in the allocation of investment opportunities.
When evaluating brokers, Cedar Street may not always select the broker with the lowest commission rate. The primary criteria considered in selecting a broker is the ability of the broker, in Cedar Street’s opinion, to secure execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided.
Cedar Street has adopted policies and procedures to attempt to manage its conflicts of interests.
COMPENSATION
All investment team compensation is currently a fixed salary with equity participation. As firm assets grow the general composition of investment team compensation will include fixed salary (near industry average levels), variable bonus (including deferrals and claw-back provisions), equity dividends, and retirement contributions. Any variable compensation is based on overall investment team performance measured over a multi-year time horizon. Individuals that make extraordinary contributions to team performance will be provided opportunities to purchase additional equity. Cedar Street’s guiding principle for variable compensation will be to align the long-term interests of clients with long-term interests of Cedar Street employees. As a result, no employee who provides services to Harbor International Small Cap Fund will have an incentive to take undue risks.
SECURITIES OWNERSHIP
As of October 31, 2021, Messrs. Brodsky and Mozes beneficially owned shares of Harbor International Small Cap Fund with a value between $10,001 and $50,000.

Comgest Asset Management International Limited
CONFLICTS OF INTEREST
Comgest makes investment decisions for multiple portfolios using various investment strategies depending upon clients’ guidelines and restrictions. Conflicts of interest may arise in managing multiple accounts, including, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees including performance fees. These differences give rise to a potential conflict that a portfolio manager may favor one account over the other or allocate more time to the management of one account over another.
Comgest seeks to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to its clients and make investment decisions based on an account’s available cash, investment objectives, restrictions, permitted investment techniques and other relevant considerations. Comgest seeks to mitigate any such conflicts by monitoring portfolios within the same investment mandate for any dispersion in returns, holdings, and position sizes, which are not attributable to client-specific restrictions, guidelines, cash availability, redemption activity or other factors.
Comgest’s policies and procedures have been designed to identify and properly disclose, mitigate, and/or eliminate applicable conflicts of interest. Comgest’s management of conflicts includes a conflicts’ mapping to set out potential conflicts which could impact the Comgest Group, individual entities within the group and clients. Comgest looks to identify and describe potential conflicts; determine how each conflict is managed or mitigated; and note any policies or procedures that have been implemented in order to manage or avoid the conflicts.
COMPENSATION
Comgest looks to align the interests of its employees with those of its clients through a mix of short- and long-term employee incentives, which are reflected in its remuneration systems and the opportunity for employees to become shareholders in the firm. Comgest’s underlying goal is for its incentive system to help drive product performance and team stability.
Comgest looks to ensure that employee benefit packages deliver on three clear objectives:
■
Attracting and retaining the industry’s brightest investment professionals;

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The Portfolio Managers

Comgest Asset Management International Limited — Continued
■
Developing, deploying and rewarding the talents of each employee; and
■
Aligning incentive structures to clients’ interests to ensure employees are motivated to deliver on the firm’s long term-oriented performance objectives.
A typical remuneration package consists of three main components:
■
Fixed salary: targeted to be in line with industry benchmarks and reviewed on a regular basis.
■
Variable bonus: designed to reward performance while encouraging strong team work and collaboration. Comgest places importance on team spirit over individualism.
■
Equity: the opportunity to become a shareholder in the firm is designed to encourage all employees to become partners in the business for the long term. This enables everyone to think and act like owners, not employees. The process of accumulating a stake in the business spans many years and reinforces a commitment to the long-term success of Comgest.
Bonuses are based on a set of quantitative and qualitative criteria that favor processes and behavior over short-term outcomes. This is based on Comgest’s belief that quality research inputs combined with sound methodology typically lead to positive outputs over the long-term, while short-term outcomes can be random. A portion of the discretionary bonus can be deferred over three years or invested in the shares of Comgest with the aim of aligning remuneration with the long-term interests of Comgest and its clients.
With this emphasis on quality of research and investment performance, the bonus structure is as follows:
■
Approximately 70% is based on research and portfolio management, including: (i) contribution to product performance over three years or more; (ii) analysis and understanding of performance; (iii) proposal of new investment ideas; (iv) application of the Comgest investment philosophy; and (v) demonstrated participation in team debate on companies and sharing of ideas with other teams.
■
Approximately 30% is based on other criteria such as: (i) management capabilities (where applicable); (ii) contribution to client interaction; (iii) demonstration of team spirit; and (iv) involvement in the life of the company, etc.
SECURITIES OWNERSHIP
As at October 31, 2021, Ms. Négiar and Messrs. Smerczak, Narboni, and Mercado did not beneficially own any shares of Harbor Focused International Fund.

EARNEST Partners LLC
CONFLICTS OF INTEREST
EARNEST Partners is responsible for managing Harbor Mid Cap Fund and Harbor Small Cap Value Fund in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. EARNEST Partners may manage other client accounts which may have higher fee arrangements than Harbor Mid Cap Fund and Harbor Small Cap Value Fund and/or may also have performance-based fees. Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions.
EARNEST Partners seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a manner that it believes to be fair and equitable. EARNEST Partners has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, EARNEST Partners manages client accounts to model portfolios that are approved by its investment team, and aggregates and then allocates securities transactions to client accounts in a manner that EARNEST Partners believes to be fair and equitable.
COMPENSATION
All EARNEST Partners personnel are paid a fixed salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. EARNEST Partners also matches a portion of employees’ 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service.
Mr. Viera is an owner of the firm. Equity ownership and profits derived therefrom are another component of compensation for the portfolio manager.
SECURITIES OWNERSHIP
As of October 31, 2021, Mr. Viera did not beneficially own any shares of Harbor Mid Cap Fund or Harbor Small Cap Value Fund. Harbor Mid Cap Fund commenced operations December 1, 2019.

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The Portfolio Managers

Harbor Capital
Advisors, Inc.
CONFLICTS OF INTEREST
The Adviser may have various interests arising out of its side-by side management of accounts that create incentive to favor one account over another. These include: affiliated accounts in which the Adviser manages accounts on behalf of Harbor as well as on behalf of its clients; single subadviser and multi-manager products where the individual or group responsible for managing multi-manager products may have access, directly or indirectly, to material non-public information regarding one or more underlying managers as a result of such manager also serving as a subadviser to a single subadviser product, including with respect to management of ETF creation baskets; large accounts and clients which may generate more revenue than smaller accounts or certain strategies which may have higher fees than others, resulting in a potential incentive to favor such high revenue or fee generating accounts; recommendations to different clients to buy or sell securities of the same kind or class at prices that may be different or to execute trades of securities of the same kind or class in opposite directions for different accounts; non-discretionary accounts or models in which a client may be disadvantaged if the Adviser delivers the model investment portfolio after initiating trading for the discretionary accounts or a discretionary client disadvantaged if the non-discretionary clients receive the model investment portfolio and start trading prior to when the Adviser begins trading for the discretionary clients; client accounts which only permit holding securities long versus those that permit short selling and where different client accounts are selling short and holding long potentially impacting the value of the security; the investment of assets of different clients at different levels of an issuer’s capital structure; and financial interests of investment professionals who may invest or have other direct or indirect interests in investment vehicles the Adviser manages, including mutual funds, creating incentive to favor such accounts over others.
Conflicts that are not eliminated are addressed through disclosure and/or adoption of policies and procedures to manage or mitigate such conflicts. The Adviser seeks to disclose material conflicts of interest to our clients and prospective clients and seek to manage and mitigate conflicts through governance, oversight and the adoption of additional policies and procedures.
COMPENSATION
The Adviser’s compensation methodology for the portfolio managers consists of the following components:
Base Salary. Base salary is a fixed amount determined each year. Each portfolio manager’s base salary is based upon the responsibilities of his or her position with the Adviser, years of service and contribution to the long-term performance of the Adviser.
Annual Cash Bonus. Portfolio managers generally participate in at least one and possibly more bonus programs of the Adviser.
■

Employee Bonus Plan (“EBP”). Virtually every full-time employee of the Adviser participates in the EBP. The EBP provides for a possible incentive payment based upon the Adviser’s EBIT (earnings before interest and taxes) margin percentage compared to its budgeted EBIT margin percentage. Good control over costs is an important factor in achieving the EBP objectives.
■

Senior Management Incentive Program (“SMIP”). Most senior professionals of the Adviser participate in the SMIP or a similar incentive plan. The objectives of the SMIP can vary from year to year, although for front-line portfolio managers, objectives will include performance of the portfolios compared to benchmarks, performance against budgeted earnings and other objectives as may be determined from year to year.
Target percentages for both the EBP and SMIP are established as a percentage of each portfolio manager’s base salary. The percentages used in the calculation of both the EBP and SMIP are determined annually through a performance evaluation process based on qualitative and quantitative factors.
Harbor Cash Appreciation Rights (“H-CARs”). H-CARs represents a long-term incentive plan for senior personnel and certain other staff who have made, and are expected to make, significant contributions to the long-term value of the Adviser. H-CARs may be awarded each year and have an initial value expressed in dollars and equivalent H-CAR units. The value of the awards change over time based upon a formula linked to the Adviser’s pre-tax profitability, with the awards normally vesting in equal amounts over three and five years. Individual awards are typically determined based upon an assessment of the participant’s past and expected future contributions to the performance of the Adviser.
SECURITIES OWNERSHIP
As of October 31, 2021, Messrs. Gleich and Lerner did not beneficially own any shares of Harbor Disruptive Innovation Fund.

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The Portfolio Managers

Income Research + Management
CONFLICTS OF INTEREST
IR+M’s management of other accounts may give rise to potential conflicts of interest in connection with its management of the Fund’s investments on the one hand and the investments of the other accounts on the other. The other accounts might have similar investment objectives as the Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. IR+M does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, IR+M believes that it has adopted policies and procedures that are reasonably designed to manage those conflicts.
A potential conflict of interest may arise as a result of IR+M’s portfolio managers’ day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of Fund trades. It is theoretically possible that IR+M’s portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, IR+M has adopted policies and procedures believed to be reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
A potential conflict of interest may arise as a result of IR+M’s portfolio managers’ management of the Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent that IR+M or its portfolio managers receive, or expect to receive, greater compensation from their management of certain other accounts, that have higher base fee rates or incentives fees, than from the Fund. Notwithstanding this theoretical conflict of interest, it is IR+M’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, IR+M has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while IR+M’s portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given their investment objectives and related restrictions.
COMPENSATION
All employees are compensated with a competitive salary plus bonus. The firm bonus pool is dictated by the profitability of IR+M, with the individual’s amount based on the employee’s overall contribution to the firm’s success. IR+M does not have quantitative drivers for the bonus pool. The goal is to have collaborative, high-performing teams that deliver for IR+M clients, not to incentivize individual contributions over results. To better represent our growing firm and mindset, we retired our CREED and adopted our Core Values. Our Core Values ensure our dedication to these premises: Invested – in our people and in the community around us; Respectful – of our differences and reaching out to learn, grow and make our firm more inclusive; Positive – that we are better together; and Motivated – to advocate for change and to enjoy the journey.
All employees also receive competitive health benefits and may participate in the company-funded profit sharing plan after completing the required length of service with the firm. Separate from compensation, as a long-term incentive, key employees may be offered the opportunity to purchase equity in IR+M and participate in the growth of the company and its profitability.
The bonus component of portfolio manager compensation is based upon factors such as team contribution, input to risk management and the overall investment management process, contributions to client service, and contributions to firm culture. For analysts and traders, evaluations are based upon factors including team contribution, quality of research within assigned sectors and the broader market, input to risk management and the overall investment management process, and contributions to firm culture.
As mentioned above, separate from compensation, as a long-term incentive, key employees may be offered the opportunity to purchase equity in IR+M. Equity participation is driven by significant and consistent contribution and demonstrated commitment to the firm.
IR+M does not believe its compensation structure provides any IR+M employee with incentive to take undue risks.
SECURITIES OWNERSHIP
As of October 31, 2021, Mr. O’Malley and Mr. Jack Sommers beneficially owned shares of Harbor Core Bond Fund with a value between $100,001 and $500,000, Mr. Gubitosi beneficially owned shares of Harbor Core Bond Fund with a value between $10,001 and $50,000 and Messrs. O’Neill, Remley and Walker and Ms. Campbell did not beneficially own any shares of Harbor Core Bond Fund; and Messrs. Sommers, O’Malley, Gubitosi, O’Neill, Remley and Walker and Ms. Campbell did not beneficially own any shares of Harbor Core Plus Fund.

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Jennison Associates LLC
CONFLICTS OF INTEREST
Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.
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Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.
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Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
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Investments at different levels of an issuer’s capital structure: To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.
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Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
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Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients. Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.
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Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
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Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution

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plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.
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Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts and between wrap fee program sponsors.
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Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.
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Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.
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Jennison has adopted a code of ethics and policies relating to personal trading.
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Jennison has adopted a conflicts of interest policy and procedures.
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Jennison provides disclosure of these conflicts as described in its Form ADV.
COMPENSATION
Mr. Segalas, Ms. McCarragher, Mr. Boyer, and Ms. Kuhlkin serve as the portfolio managers of Harbor Capital Appreciation Fund. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents the majority of an investment professional’s compensation.
Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.
Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.
The factors reviewed for the portfolio managers are listed below.
The quantitative factors reviewed for the portfolio managers may include:
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One-, three-, five-year and longer term pre-tax investment performance for groupings of accounts managed in the same strategy (composite) relative to market conditions, pre-determined passive

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indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value). Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.
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The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.
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The qualitative factors reviewed for the portfolio managers may include:
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The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
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Qualitative factors such as teamwork and responsiveness;
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Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation; and
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Historical and long-term business potential of the product strategies.
SECURITIES OWNERSHIP
As of October 31, 2021, Mr. Segalas, Ms. McCarragher, Mr. Boyer and Ms. Kuhlkin beneficially owned shares of Harbor Capital Appreciation Fund with a value of over $1,000,000 each.

LSV Asset Management
CONFLICTS OF INTEREST
From time to time, potential conflicts of interest may arise between the portfolio manager’s management of the investments of Harbor Mid Cap Value Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as Harbor Mid Cap Value Fund, track the same index Harbor Mid Cap Value Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by Harbor Mid Cap Value Fund. The other accounts might also have different investment objectives or strategies than Harbor Mid Cap Value Fund. The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. LSV uses a proprietary quantitative investment model to manage all of LSV’s accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. In addition, it is possible that a short position may be taken on a security that is held long in another portfolio. LSV seeks to make allocations of investment opportunities in a manner that it considers fair, reasonable and equitable without favoring or disfavoring, consistently or consciously, any particular client. LSV has procedures designed to ensure that all clients are treated fairly and to prevent these potential conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, the Forensic Testing Committee, consisting of the Chief Compliance Officer, Compliance Officer, Chief Operating Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and allocation of partially-filled block trades to confirm consistency with LSV’s policies and procedures.
LSV provides model portfolios to a number of clients, (each a “Model Adviser” and collectively the “Model Advisers”). These model portfolios are currently utilized in relation to a managed account program and several registered investment company sub-advisory relationships and may be offered in additional ways in the future. The model portfolios utilize some of the same strategies that are offered to LSV’s other accounts. After LSV has provided the model portfolio to the Model Adviser, both initially and at each rebalance of the model portfolio, the Model Adviser or its delegates determine the timing and manner of purchase or sale with respect to the model portfolio recommendations. Some Model Advisers may generally implement the model portfolio recommendations as provided by LSV, while others may retain complete discretion as to the extent to which the model recommendations are implemented. The portfolio management team maintains a calendar of rebalance dates for the model portfolios similar to other LSV portfolios. In order to seek to ensure the fair treatment of all clients, LSV provides model portfolios to the Model Advisers on a staggered schedule relative to our other portfolios, so that the Portfolio Management team delivers the model portfolios on a rebalance schedule that differs from the rebalance schedule of the other portfolios. As a result, the model portfolios may experience different account performance, including potentially less favorable prices, than LSV’s accounts that it trades directly. However, the same software and procedures that are used for other LSV portfolios are also used with respect to the model portfolios. In addition, the model portfolios are constructed based on the most up-to-date rankings in LSV’s quantitative investment model. LSV’s

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policies require that the Chief Compliance Officer be made aware of any changes to this process. More information with respect to the process followed by LSV and the Model Advisers is contained in our Model Portfolio Policy. On a quarterly basis, the Forensic Testing Committee reviews a report which shows the date of the beginning of the rebalancing of certain portfolios in applicable strategies actively managed by LSV and the date of the submission of model portfolios in the same strategies sent to the Model Advisers to be used to rebalance the applicable model portfolios.
LSV or its funds may contract for services with an entity or person with whom LSV or its employees has a relationship or from which LSV or its employees otherwise derives financial or other benefits. The existence of and nature of such relationships raises conflicts of interest between LSV and/or its employees, on the one hand, and LSV’s clients and funds, on the other hand, in determining whether to engage such service providers and, if engaged, on what terms and conditions. LSV or its employees may, because of its or such person’s financial or other benefits, have an incentive to engage a service provider even if a different entity or person is more qualified to provide the applicable services and/or can provide such services at a lesser cost. LSV has put in place policies and procedures designed to manage any such conflict. For example, LSV currently has a relationship with a data services provider in which certain of LSV’s employees have a minority investment. The services are provided directly to and paid for by LSV and not any client or fund. LSV believes the services offered by the provider are at least as good as or better than the services provided by the provider’s competitors and that the provider’s services have comparable (or in some cases, more desirable) terms and conditions. In addition, the provider’s services are subject to an annual review by persons at LSV that do not have such a conflict.
Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of Harbor Mid Cap Value Fund. Because of the portfolio manager’s positions with Harbor Mid Cap Value Fund, the portfolio manager knows the size, timing and possible market impact of Harbor Mid Cap Value Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts he or she manages and to the possible detriment of Harbor Mid Cap Value Fund.
Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both Harbor Mid Cap Value Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both Harbor Mid Cap Value Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by Harbor Mid Cap Value Fund and another account. LSV has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under LSV’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and LSV’s investment outlook. LSV has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of Harbor Mid Cap Value Fund and certain pooled investment vehicles, including investment opportunity allocation issues.
Performance Fees. The portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to Harbor Mid Cap Value Fund. LSV has adopted policies and procedures reasonably designed to allocate investment opportunities between Harbor Mid Cap Value Fund and such other accounts on a fair and equitable basis over time.
COMPENSATION
Messrs. J. Lakonishok, Vermeulen, Mansharamani, Sleight and G. Lakonishok receive a fixed base salary and bonus which is a function of overall firm profitability and individual performance. In addition, each is a partner and receives a portion of the overall profit of the firm as part of his ownership interest.
SECURITIES OWNERSHIP
As of October 31, 2021, Messrs. J. Lakonishok, Vermeulen, Mansharamani, Sleight and G. Lakonishok did not beneficially own any shares of Harbor Mid Cap Value Fund.

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Mar Vista Investment Partners, LLC
CONFLICTS OF INTEREST
Mar Vista understands that potential material conflicts of interest exist in “side-by-side” management. As such, Mar Vista has always had procedures on the aggregation and allocation of transactions across accounts managed in the same investment strategy. When possible, Mar Vista aggregates the same transactions in the same securities for many accounts to enhance execution. Clients in an aggregated transaction each receive the same price per share or unit, but, if they have directed brokerage to a particular broker, they may pay different commissions or may pay or receive a different price.
Certain clients may not be included in certain aggregated transactions because of cash availability, account restrictions, directed brokerage, or tax sensitivity. Mar Vista utilizes a trade rotation in these situations. The allocation is pro-rata basis within each aggregated group unless the size of the fill is such that a pro rata allocation is not appropriate.
Mar Vista’s Code of Ethics details additional guidelines and procedures to eliminate potential material conflicts of interest.
COMPENSATION
Mar Vista’s investment professionals receive a base salary commensurate with their level of experience. Mar Vista’s goal is to maintain competitive base salaries through a review of industry standards, market conditions and salary surveys. Each portfolio manager’s compensation includes a combination of base salary, a benefits package, and a profit-sharing plan linked directly to the net income of Mar Vista’s strategic growth accounts. Each portfolio manager participates in the Fund’s division’s profit growth through annual profit (bonus) distribution. Compensation is tied to performance in this way.
SECURITIES OWNERSHIP
As of October 31, 2021, Messrs. Honeycutt, Myers, Massey, and Prestine did not beneficially own any shares of Harbor Strategic Growth Fund.

Marathon Asset Management Limited
CONFLICTS OF INTEREST
Conflicts can occur between interests of Marathon-London and its clients or between the interests of different clients. For example, Marathon-London may be viewed as having a conflict of interest when: (i) making decisions about whether and how to allocate limited investment opportunities among clients; (ii) causing a client to enter into a transaction with another client; and (iii) making decisions for one client that appear inconsistent with decisions made for another (i.e., buying an asset for one client while selling the same asset for another or selling an asset of one client while continuing to hold the same asset for another). Another example is where different clients have competing interests. This is often accentuated when hedge funds are managed alongside other long only portfolios. A further example would be where the portfolio managers are responsible for managing other accounts that charge performance-based compensation and accounts that charge only an asset-based fee (i.e., a non-performance based fee). Performance based fee arrangements may create an incentive for a portfolio manager to favor higher fee-paying accounts over other accounts in the allocation of investment opportunities. Marathon-London has adopted policies and procedures to attempt to manage its conflicts of interests.
COMPENSATION
Each non-founder portfolio manager (Messrs. Carter, Longhurst, Somerville, Duffy, Hill and Anstey) is paid a base salary plus a performance bonus, based on their outperformance of the portfolios they manage relative to the appropriate benchmark. The founder member portfolio managers (Messrs. Arah and Ostrer) are paid a base salary and a proportionate share of the profitability of Marathon-London in relation to their stake in the business. None of the compensation for any portfolio manager is directly related to the performance of either Harbor Emerging Markets Equity Fund, Harbor International Fund or Harbor Diversified International All Cap Fund in isolation, but is indirectly linked to the success of the respective Fund and other clients.
SECURITIES OWNERSHIP
As of October 31, 2021, Messrs. Ostrer, Carter, Longhurst, Arah, Somerville, Duffy, Hill, and Anstey did not beneficially own any shares of Harbor Diversified International All Cap Fund; Mr. Duffy did not beneficially own any shares of Harbor Emerging Markets Equity Fund; and Messrs. Ostrer, Carter, Longhurst, Arah, Somerville, Duffy, and Hill did not beneficially own any shares of Harbor International Fund.

Sands Capital Management, LLC
CONFLICTS OF INTEREST
The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Global Leaders Fund’s investments, on the one hand, and the investments of the other accounts on the other. The other accounts may have similar, different, or overlapping investment objectives and strategies as the Fund, and such accounts may be managed

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by one, or any combination, of portfolio managers. Therefore, a potential conflict of interest may arise as a result of the similar, different, or overlapping investment objectives and strategies, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of the Fund’s trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, Sands Capital has established policies and procedures intended to result in the fair and equitable allocation of investment opportunities among Sands Capital’s clients over time.
COMPENSATION
Sands Capital compensates the portfolio managers for their management of the Fund. The portfolio managers’ compensation consists of a salary, qualitative bonus, and a profit sharing and 401(k) plan. Additional compensation may be in the form of an investment results bonus and equity in Sands LP. Salary is benchmarked to be competitive with the industry worldwide. The qualitative bonus is based on a target set at the beginning of the year and on the individual’s responsibilities and objectives that are agreed upon at the beginning of each year. At the end of the year, this bonus is paid out after a formal review of the individual’s actual contribution to investment performance and client service work. The investments result bonus is calculated from the performance variance of Sands Capital’s composite returns and their respective benchmarks over 1, 3 and 5 year periods, weighted towards the 3 and 5 year results.
SECURITIES OWNERSHIP
As of October 31, 2021, Mr. Thakor and Mr. Raab each beneficially owned shares of Harbor Global Leaders Fund with a value over $1,000,000.

Shenkman Capital Management, Inc.
CONFLICTS OF INTEREST
As a registered investment adviser, Shenkman intends to act in good faith in a manner consistent with its duties under applicable law. However, Shenkman is subject to various potential or actual conflicts of interest, including those arising from its relationships with is affiliates, which currently and in the future will serve as investment adviser to investment funds, separately managed accounts or similar vehicles. Shenkman actively engages, and in the future will engage, in a broad spectrum of activities, including direct investment activities and investment advisory activities, and has extensive investment activities that are independent from, and may from time-to-time conflict or compete with, the investment activities of the Funds. These circumstances could give rise to numerous situations where interests conflict, including, as further noted herein, the investment by different clients of Shenkman in the same investment or in different levels of the capital structure of the same issuer, or other dealings involving different clients of the Advisor.
To that end, Shenkman has implemented Policies and Procedures Regarding the Identification of Conflicts of Interest, a full copy of which is set forth in the firm’s Compliance Manual. In addition to what is already described therein, the particular circumstances described below further illustrate some of the conflicts of interest that may arise. However, there can be no assurance that other conflicts of interest with the potential for adverse effects on Shenkman clients will not arise.
Shenkman is affiliated with Romark Credit Advisors LP (“RCA”), and Romark CLO Advisors LLC (“RCLO”). RCA is registered as an investment adviser with the SEC and RCLO is registered as a relying adviser of RCA. As used herein, the term “Romark” will include RCLO and RCA, as the case may be. Romark’s primary business is to sponsor and provide investment advisory services as a collateral manager to collateralized loan obligations (“CLOs”, and each such CLO managed by Romark, a “Romark CLO”), collateralized bond obligations (“CBOs”, and each such CBO managed by Romark, a “Romark CBO”), and other securitized vehicles. The Romark CLOs invest primarily in leveraged loans and the Romark CBOs invest primarily in high-yield bonds. Romark will also implement and manage warehouse or similar facilities established in anticipation of the launch of a Romark CLO or CBO. Romark in the future may manage or sub-advise accounts or funds that are not CLOs or CBOs. These accounts or funds may invest in fixed-income securities, loans, and other instruments, including, without limitation, instruments issued by Romark CLOs, CBOs or other securitized vehicles, and such accounts or funds may be established for the express purpose of investing in Romark CLOs, Romark CBOs or other securitized vehicles. Romark, on behalf of the Romark CLOs, CBOs or other securitized vehicles, may seek to invest in the same or similar types of instruments as Shenkman seeks to invest in on behalf of the Funds. Additionally, certain of Shenkman Capital’s shareholders, officers, and/or employees, including, without limitation, Mark R. Shenkman and Justin W. Slatky, are shareholders, officers, and/or employees of RCA, while remaining as shareholders, officers, and/or

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employees of Shenkman and thus will act as dual shareholders, officers, and/or employees of Shenkman and RCA, and in some instances, are shareholders, officers, and/or employees of all three of Shenkman, RCA, and RCLO. As such, there is a potential conflict of interest as certain of Shenkman Capital’s shareholders, officers, and/or employees will allocate time and resources to Romark that could instead be allocated to Shenkman Capital.
It should be noted that Shenkman Capital’s services to each client, including the Funds, are not exclusive. Shenkman Capital’s employees and affiliates may effect transactions for their own accounts and for the accounts of other clients that differ materially from the advice given, or the time or nature of action taken, with respect to the Funds. Also, it may not always be possible for the same investment positions to be taken or liquidated at the same time or at the same price.
Shenkman offers many of its investment strategies through a variety of investment products, including, without limitation, separately managed accounts, private funds (single investor or comingled), CBO and CLOs, mutual funds, and UCITS. Given the different structures of these products, certain clients of Shenkman are subject to terms and conditions that are materially different or more advantageous than available under different products. For example, mutual funds offer investors the ability to redeem from the fund daily, while private funds offer less frequent liquidity. Similarly, a separately managed account client may have more transparency regarding the positions held in its account than would be available to an investor in a fund, and, further, separately managed account clients have the ability to terminate their investment management agreement with little or no notice (subject to the terms of the agreement), at which point the client could take control of the assets and may themselves liquidate the portfolio.
As a result of these differing liquidity and other terms, Shenkman may acquire and/or dispose of investments for a client either prior to or subsequent to the acquisition and/or disposition of the same or similar securities held by another client. In certain circumstances, purchases or sales of instrument by one client could adversely affect the value of the same instrument held in another client’s portfolios. In addition, Shenkman has caused, and expects to in the future to cause, certain clients to invest in opportunities with different levels of concentration or on different terms than that to which other clients invest in the same instrument. These differences in terms and concentration could lead to substantially different investment outcomes among clients investing in the same instrument. Shenkman seeks to tailor its investment advisory services to meet each client’s investment objective, constraints and investment guidelines, and Shenkman Capital’s judgments with respect to a particular client will at times differ from its judgments for other clients, even when two clients pursue similar investment strategies.
Shenkman also acts as investment adviser to clients that have issued debt instruments, and Shenkman may enter into similar investment advisory relationships in the future. Shenkman may purchase, on behalf of a client, including the Funds, instruments issued by such companies. For the avoidance of doubt, however, Shenkman is not obligated to purchase or sell or recommend for purchase or sale for any client any security or other asset that it and its employees and affiliates may purchase or sell for the account of any client or for their own accounts.
Shenkman engages in transactions and investment strategies for certain clients that differ from the transactions and strategies executed on behalf of other clients. Shenkman invests in all segments of the capital structure of high yield issuers on its clients, including the Funds, and is not precluded from investing in instruments of a company held in another client, even if such positions may be adverse. Shenkman Capital’s clients have held, and it is expected that in the future they will at times hold, different investments of the same issuer that have different priorities. These investments create conflicts of interest, particularly because Shenkman can take certain actions for some clients that can have an adverse effect on other clients. For example, certain clients of Shenkman may hold senior or subordinated rights relative to other clients, or vice versa. This presents a potential conflict of interest because any action that Shenkman were to take on behalf of the issuer’s senior instrument, for instance, could have an adverse effect on the issuer’s junior instrument, and vice versa, particularly in distressed or default situations. To the extent Shenkman or any of its employees were to serve on a formal or informal creditor or similar committee on behalf of a client, such conflicts of interest may be exacerbated. Shenkman has adopted procedures and controls reasonably designed to identify and address such conflicts.
Additionally, Shenkman and its affiliates may make investments for certain clients that it concludes are inappropriate for other clients. For instance, one client may take short positions in the debt or equity instruments of certain issuers, while at the same time those instruments and/or other securities and/or leveraged loans of that issuer are acquired or held long by other clients. Conversely, Shenkman may take long positions in the securities of certain issuers for a client, while at the same time those instruments and/or other securities and/or leveraged loans of that issuer are held short in or have been sold out of another client’s account.

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Shenkman may share in performance-based compensation and manage both client accounts that are charged performance-based compensation and accounts that are charged only an asset-based fee (i.e., a non-performance-based fee). In addition, certain client accounts may have higher asset-based fees or more favorable performance-based compensation arrangements than other accounts. Shenkman and/or its affiliates, employees, officers, shareholders, and directors (including individuals involved in making investment decisions) invests in one or more investment funds managed by Shenkman., and such investments may represent a significant portion of each individual’s net worth. Additionally, such investments are concentrated in investment funds from which Shenkman and/or certain employees (through ownership interests in affiliates of Shenkman Capital) receive performance-based compensation. Shenkman has a greater incentive to favor clients that pay it (and indirectly certain investment personnel) performance-based compensation or higher fees.
Shenkman will generally allocate investment opportunities among eligible clients pro rata based on each client’s total net asset value, or pursuant to alternative approved methodologies, including, without limitation, pursuant to (i) a target weighting of an account’s concentration in an applicable issue, issuer, industry, credit rating, duration, maturity, cash level, or similar portfolio attribute; (ii) a rotational system; (iii) a random selection of eligible accounts; or (iv) as otherwise approved by our Legal and Compliance Department.
A client will generally be presumed to be eligible to participate in an investment opportunity executed on behalf of clients with similar investment objectives, strategies and risk profiles, provided, however, that an eligible client may be excluded from participating in an investment opportunity, or the amount of an eligible client’s allocation may be limited based on, among other things, the client’s investment guidelines, restrictions and specific instructions; legal, regulatory or tax restrictions; portfolio diversification/concentration considerations; and timing of cash flows, account liquidity and cash balances. Allocations are adjusted for rounding based on lot size and minimum increment requirements, or as otherwise approved by the Legal and Compliance Department. It is our goal to provide individualized treatment and customized solutions to each client. Due to the differences in investment objectives, strategies, guidelines and restrictions, along with the other criteria outlined above, including the availability and relative value of investment opportunities, there will be differences among accounts in invested positions and investments held, and such differences can be meaningful. There are no assurances that each client, including the Funds, will participate in each eligible investment opportunity. In all cases, Shenkman seeks to identify and mitigate all conflicts of interest and allocate investments fairly over time and in accordance with its fiduciary duties.
Shenkman maintains a general practice of aggregating client trade orders for execution in order to achieve more favorable execution prices by buying or selling investments in greater quantity. Any initial allocations made prior to an order being placed, will be subject to adjustment depending upon, among other considerations, (1) the actual amount purchased or sold (e.g., partially-filled orders; (2) lot size and minimum increment requirements; and (3) if the order is a sale transaction, remaining position size by account. Aggregated orders are typically allocated among accounts based upon an average price, with all other transaction costs, if any, shared among the accounts on an equitable basis. Furthermore, due to the fact that market conditions fluctuate throughout the trading day, Shenkman bifurcates the trading day into morning (typically prior to noon) and afternoon trading sessions (typically after noon), and generally aggregates orders generated in the morning trading session separately from orders generated during the afternoon trading session.
Shenkman may also execute cross trades (i.e., the simultaneous purchase and sale of an investment from one client to another). Cross trades may be executed for different clients on the same or a different day on which we trade in the same investment for other clients, and to the extent that this occurs, it could give rise to a conflict of interest because clients acquiring securities through a cross trade would pay lower execution costs than clients purchasing these instruments through a broker-dealer and clients disposing instruments through a cross trade would receive higher execution proceeds than clients disposing of these instruments through a broker-dealer.
Shenkman usually executes cross trades directly among eligible clients but in certain cases may use a broker to effect the trade. Shenkman believes cross trades benefit clients on both sides of the trade by minimizing the spread, mark-up, or commissions that would be paid to a broker. In these instances, the purchase price generally reflects the mean of the bid and ask prices as quoted to Shenkman by a third-party pricing service or third-party brokers. If a broker is needed for the trade, the security is sold to a broker selected by Shenkman and then sold by that broker to the other client(s) at the mean of the bid and ask prices plus a fee not greater than one quarter of a point (i.e., $0.25 per $100 principal amount). These “broker” cross trades may still benefit clients on both sides of the trade because the selling client would sell the instrument for more than the bid price (i.e., the price it would have received in the open market) and the buying client would purchases the instrument at less than the ask price (i.e., the price it would have paid in the open market). In all instances, Shenkman acts in a manner consistent with its fiduciary duties. Shenkman does not receive any fees in connection

77

The Portfolio Managers

Shenkman Capital Management, Inc. — Continued
with cross trades. It should be noted that if a Mutual Fund, including the Funds, participates in the cross trade, the transaction must be executed in accordance with the requirements of Rule 17a-7 under the Investment Company Act of 1940, and if a UCITS fund participates in the cross trade, it must be executed in accordance with that fund’s policy and procedures. In addition, cross trades generally will not be conducted with an ERISA client (including a client of Shenkman that has substantial benefit plan investors and is subject to ERISA), clients that are public retirement plans, or any clients requesting to be treated as an ERISA account.
As part of its overall compliance program, Shenkman has adopted a Code of Ethics (the “Code of Ethics”) that imposes standards of business conduct, including standards and procedures for the detection and prevention of inappropriate personal securities transactions by our employees, and addresses other situations involving conflicts of interest. One of the intentions of the Code of Ethics is to ensure that the personal securities transactions of persons subject to it are conducted in accordance with the following principles: (i) the duty at all times to place the interests clients first; (ii) the requirement that all personal securities transactions be conducted consistent with the Code of Ethics and in such a manner as to identify and mitigate any conflict of interest and avoid any abuse of an individual’s responsibility and position of trust; (iii) the fundamental standard that our employees not take inappropriate advantage of their positions; and (iv) the duty at all times to comply with applicable state and federal securities laws. Shenkman Capital’s Code of Ethics requires employees to obtain pre-approval for personal securities transactions, except with respect to transactions involving municipal bonds, mutual funds for which Shenkman Group does not serve as investment adviser or sub-adviser, closed-end funds, exchange traded funds, or exchange traded notes. Shenkman permits its employees to engage in personal securities trading, but does not allow them to purchase high yield or “cross over” (i.e., rated investment grade by one rating agency and below investment grade by another rating agency) bonds or loans or to purchase any securities of an issuer that is on Shenkman Capital’s list of approved issuers or an issuer whose securities or loans are otherwise owned by one or more clients of the Advisor.
COMPENSATION
Shenkman Capital offers a highly competitive total compensation package. All team members receive a complete benefits package, base salary, and an annual bonus predicated on individual and firm performance. The percentage of compensation from salary and bonus varies by a team member’s merit. Typically, a bonus is a larger percentage of annual compensation for team members that have made contributions to the firm and achieved a long tenure with the firm.
Harbor High-Yield Bond Fund is managed under an investment team structure by Eric Dobbin, Robert Kricheff, Neil Wechsler and Jordan Barrow. Justin W. Slatky as Chief Investment Officer of Shenkman Capital is responsible for setting strategies and direction with respect to the firm’s investment-related activities. Mark R. Shenkman as President of Shenkman Capital has ultimate responsibility with respect to the firm’s operations, including its strategic direction, client relationships and investment program. The portfolio managers of Harbor High-Yield Bond Fund are responsible for reviewing the overall composition of the portfolio, implementing trades based on the credit decisions made by the high yield bond team, generating investment ideas and providing ongoing evaluation of current fund investments. Mr. Shenkman has been the President of Shenkman Capital since he founded the company in 1985. Mr. Slatky joined the firm in 2011 and became Co-Chief Investment Officer in 2016 and Chief Investment Officer in 2020. Mr. Dobbin, Senior Vice President, Portfolio Manager and Head of Trading of Shenkman Capital, joined the firm in 2006. Mr. Kricheff, Senior Vice President, Portfolio Manager and Global Strategist of Shenkman Capital, joined the firm in 2013. Mr. Wechsler, Senior Vice President, Portfolio Manager and Credit Analyst of Shenkman Capital, joined the firm in 2002. Mr. Barrow, Senior Vice President and Portfolio Manager of Shenkman Capital, joined the firm in 2004.
Harbor Convertible Securities Fund is managed under an investment team structure by Jordan N. Barrow and Thomas Whitley. Justin W. Slatky as Chief Investment Officer of Shenkman Capital is responsible for setting strategies and direction with respect to the firm’s investment-related activities. Mark R. Shenkman as President of Shenkman Capital has ultimate responsibility with respect to the firm’s operations, including its strategic direction, client relationships and investment program. Mr. Shenkman has been the President of Shenkman Capital since he founded the company in 1985. Mr. Slatky joined the firm in 2011 and became Co-Chief Investment Officer in 2016 and Chief Investment Officer in 2020. Mr. Barrow, Senior Vice President and Portfolio Manager of Shenkman Capital, joined the firm in 2004. Mr. Whitley, Vice President and Portfolio Manager of Shenkman Capital, joined the firm in 2008.

78

The Portfolio Managers

Shenkman Capital Management, Inc. — Continued
Portfolio managers represent the majority of the firm’s senior management. Their compensation is not formally tied to a specific list of criteria. They are compensated based on their ability to implement the firm’s investment strategy, their ability to effectively perform their respective managerial functions, the overall investment performance of the firm, as well as the firm’s growth and profitability. All of the senior portfolio managers are owners of the firm.
The portfolio managers’ compensation is not based on the performance of Harbor High-Yield Bond Fund and/or Harbor Convertible Securities Fund or the value of assets held in its portfolio.
SECURITIES OWNERSHIP
As of October 31, 2021, Mr. Whitley beneficially owned shares of Harbor Convertible Securities Fund with a value between $100,001 and $500,000. Mr. Barrow beneficially owned shares of Harbor Convertible Securities Fund with a value between $10,001 and $50,000. Mr. Slatky beneficially owned shares of Harbor Convertible Securities Fund with a value between $50,001 and $100,000. Mr. Shenkman did not beneficially own shares of Harbor Convertible Securities Fund.
As of October 31, 2021, Mr. Shenkman beneficially owned shares of Harbor High-Yield Bond Fund with a value between $100,001 and $500,000 and Mr. Wechsler beneficially owned shares of Harbor High-Yield Bond Fund with a value between $1 and $10,000. Messrs. Slatky, Kricheff, Dobbin and Barrow did not beneficially own shares of Harbor High-Yield Bond Fund.

Westfield Capital Management
Company, L.P.
CONFLICTS OF INTEREST
The simultaneous management of multiple accounts by Westfield’s investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or portfolio managers allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy.
Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a portfolio manager who also serves as a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.
Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Westfield’s Operations team performs ongoing reviews of each product’s model portfolio versus each client account. Discrepancies are researched, and exceptions are documented.
In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. Westfield attempts to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades generally will be executed after non-directed accounts.
Because of Westfield’s interest in receiving third-party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, broker and research votes are conducted and reviewed on a quarterly basis. These votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation. Westfield’s Best Execution Committee also reviews transaction cost analysis data quarterly to monitor trading and commission activity.
Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on Westfield’s approved broker list. Since Westfield may gain new clients through such relationships and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, brokerage selection is handled by Westfield’s Traders, while client relationships are managed by Westfield’s Marketing/Client Service team.

79

The Portfolio Managers

Management Company, L.P. — Continued
Personal accounts may give rise to conflicts of interest. Westfield and its employees will, from time to time, for their own investment accounts, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in such accounts; requirements include regular reporting and preclearance of transactions. Compliance reviews personal trading activity regularly.
Westfield serves as manager to the General Partners of private funds, for which they also provide investment advisory services. Westfield and its employees have also invested their own funds in such vehicles and other investment strategies that are advised by the firm. Allowing such investments and having a financial interest in the private funds can create an incentive for the firm to favor these accounts because Westfield’s financial interests are more directly tied to the performance of such accounts. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance conducts periodic reviews of client accounts to ensure procedures have been followed.
In addition to a base salary and a performance-based bonus award, Westfield’s Marketing and Client Service team’s compensation is based on a percentage of annual revenue generated by new separate accounts and/or significant contributions to existing client accounts but excludes any subadvised or advised mutual funds. This incentive poses a conflict in that members of the team could encourage investment in a product(s) that may not be suitable. To mitigate such risk, team members are not incentivized to sell one product versus another. Nor do they have specific sales targets. Further, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding. Lastly, all incentive compensation is reviewed and approved by Westfield’s COO and CFO.
COMPENSATION
Members of the Westfield Investment Committee may be eligible to receive various components of compensation:
■
Investment Committee members receive a base salary commensurate with industry standards.
■
Investment Committee members are also eligible to receive an annual performance-based bonus award. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield.
■
Investment Committee members may be eligible to receive equity interests in the future profits of Westfield.  Individual awards are typically determined by a member’s overall performance within the firm, including but not limited, to contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm.  Key members of Westfield’s management team who receive equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients and employees of Westfield.  This compensation is in addition to the base salary and performance-based bonus. Equity interest grants typically vest over five years.
SECURITIES OWNERSHIP
As of October 31, 2021, Messrs. Muggia, Lee, and Montgomery did not beneficially own any shares of Harbor Small Cap Growth Fund. Mr. Meyers beneficially owned shares of Harbor Small Cap Growth Fund with a value between $100,001 and $500,000.

80

The Distributor

Harbor Funds
Distributors, Inc.
Harbor Funds Distributors, Inc. (the “Distributor”) acts as the principal underwriter and distributor of each Fund’s shares and continually offers shares of the Funds pursuant to a distribution agreement approved by the Board of Trustees. Its mailing address is Harbor Funds Distributors, Inc., 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302. Charles F. McCain is a Director and the Chief Executive Officer of the Distributor; John S. Halaby is the President of the Distributor; Erik D. Ojala is a Director and Executive Vice President of the Distributor; Anmarie S. Kolinski is the Chief Financial Officer, an Executive Vice President and the Treasurer of the Distributor; Gregg M. Boland is a Senior Vice President, the AML Compliance Officer, and the OFAC Officer of the Distributor; and Jodie L. Crotteau is the Chief Compliance Officer and an Assistant Secretary of the Distributor. The Distributor is a Delaware corporation, a registered broker-dealer and a wholly-owned subsidiary of the Adviser.
Harbor Funds has authorized one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on Harbor Funds’ behalf. Harbor Funds is deemed to have received a purchase or redemption order when an authorized broker or, if applicable, the broker’s authorized designee, receives the order prior to the close of regular trading on the NYSE. Shareholders’ orders will be priced at the net asset value per share next determined after they are accepted in good order by an authorized broker or the broker’s authorized designee.

Distribution Plans
The Trust has adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively the “Plans”). Each Fund, pursuant to the Plans, pays the Distributor compensation at the annual rate of up to 0.25% of the average daily net assets of Administrative Class shares and of Investor Class shares.
Each of the Plans compensates the Distributor for (1) distribution services; (2) recordkeeping services; and (3) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Administrative Class and Investor Class shares of the Funds.  Distribution services and expenses for which the Distributor may be compensated pursuant to the Plans include, without limitation:  (i) compensation to and expenses (including allocable overhead, travel and telephone expenses) of (A) dealers, brokers and other dealers who are members of FINRA, or their respective officers, sales representatives and employees, (B) the Distributor and any of its affiliates and any of their respective officers, sales representatives and employees, (C) banks and their officers, sales representatives and employees, who engage in or support distribution of the Administrative Class and Investor Class shares of the Funds; (ii) printing and distribution of reports and prospectuses for other than existing shareholders; and (iii) preparation, printing and distribution of sales literature and advertising materials.  Recordkeeping services for which the Distributor or any of its affiliates and any financial intermediaries may be compensated pursuant to the Plans include, without limitation, to the extent not otherwise provided by or on behalf of a Fund: (i) acting, or arranging for another party to act, as recordholder and nominee of Administrative Class and Investor Class shares of the Funds beneficially owned by certain shareholders; (ii) establishing and maintaining individual accounts and records with respect to Administrative Class and Investor Class shares of the Funds; (iii) processing and issuing confirmations concerning orders to purchase, redeem and exchange Administrative Class and Investor Class shares of the Funds; (iv) receiving and transmitting funds representing the purchase price or redemption proceeds of Administrative Class and Investor Class shares of the Funds; (v) facilitating the processing of transactions in a Fund or providing electronic, computer or other database information regarding a Fund to shareholders; (vi) developing, maintaining and supporting systems necessary to support accounts for Administrative Class and Investor Class shares of the Funds; and (vii) performing any other services which do not constitute “personal and account maintenance services” within the meaning of applicable FINRA rules.  Personal and account maintenance services for which the Distributor or any of its affiliates and any financial intermediaries may be compensated pursuant to the Plans include, without limitation: payments made to or on account of the Distributor or any of its affiliates and any financial intermediaries, or their respective officers, sales representatives and employees, who respond to inquiries of, and furnish assistance to, shareholders regarding their ownership of Administrative Class and Investor Class shares of the Funds or their accounts or who provide similar services not otherwise provided by or on behalf of a Fund.  Nothing in the Plans is intended to or shall cause there to be any implication that compensation for the distribution, recordkeeping and personal and account maintenance services described in the Plans may be made only pursuant to a plan of distribution under Rule 12b-1.
Amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

81

The Distributor

Distribution Plans — Continued
The Distributor may from time to time waive or reduce any portion of its 12b-1 fee for Administrative Class shares and Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, the Distributor will retain its ability to be reimbursed for such fee prior to the end of each fiscal year.
Selected dealers and other financial intermediaries entitled to receive compensation for selling Fund shares and/or providing recordkeeping and/or shareholder servicing services to the intermediaries’ customers who invest in a Fund may receive different compensation related to shares of one particular class over another. Under the Plans, certain financial intermediaries that have entered into service agreements and that sell shares of the Funds on an agency basis may receive payments from the Distributor pursuant to the respective Plans for distribution services and/or providing shareholder servicing services to the intermediaries’ customers who invest in a Fund.
Payments for distribution and service fees are accrued daily and may not exceed 0.25% per annum of daily net assets attributable to Administrative Class shares and Investor Class shares, respectively.
Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of FINRA.
As required by Rule 12b-1, the Plans and related forms of agreements were approved by the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the “Rule 12b-1 Trustees”). In approving the Plans in accordance with the requirements of Rule 12b-1, the Rule 12b-1 Trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.
The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and/or the classes of each Fund and its shareholders include, but are not limited to, the following: (1) lower brokerage costs; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.
Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to a Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.
Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the Board of Trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

82

The Distributor

Actual Fees Paid to Harbor Funds Distributors Pursuant to the Distribution Plans
The actual fees paid by the Funds to the Distributor pursuant to the Plans for the year ended October 31, 2021 were as follows:
	Total Paid to Distributor		Retained by Distributor[1]		Paid to Intermediaries[2]
	Administrative Class (000s)	Investor Class (000s)	Administrative Class (000s)	Investor Class (000s)	Administrative Class (000s)	Investor Class (000s)
HARBOR FUNDS
Harbor Capital Appreciation Fund	$ 1,126	$ 3,640	$ 10	$ 73	$ 1,116	$ 3,567
Harbor Convertible Securities Fund	—	7	—	1	—	6
Harbor Core Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A
Harbor Core Plus Fund (formerly, Harbor Bond Fund)[3]	44	N/A	2	N/A	42	N/A
Harbor Disruptive Innovation Fund (formerly, Harbor Mid Cap Growth Fund)[4]	13	147	—	3	13	144
Harbor Diversified International All Cap Fund.	21	24	—	1	21	23
Harbor Emerging Markets Equity Fund	—	15	—	1	—	14
Harbor Focused International Fund	N/A	—	N/A	—	N/A	—
Harbor Global Leaders Fund	5	61	1	3	4	58
Harbor High-Yield Bond Fund	2	59	—	—	2	59
Harbor International Fund	43	959	2	46	41	913
Harbor International Growth Fund	2	54	—	3	2	51
Harbor International Small Cap Fund	1	3	1	1	—	2
Harbor Large Cap Value Fund	13	73	—	3	13	70
Harbor Mid Cap Fund[5]	N/A	2	N/A	2	N/A	—
Harbor Mid Cap Value Fund	11	81	—	3	11	78
Harbor Money Market Fund	8	N/A	—	N/A	8	N/A
Harbor Overseas Fund	N/A	—	N/A	—	N/A	—
Harbor Small Cap Growth Fund	2	21	—	1	2	20
Harbor Small Cap Value Fund	32	162	—	5	32	157
Harbor Strategic Growth Fund	—	2	—	—	—	2
1
Amounts retained by the Distributor for administrative expenses.
2
Amounts paid by the Distributor to intermediaries for the distribution, recordkeeping, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services.
3
On February 2, 2022, the Fund was changed from Harbor Bond Fund to Harbor Core Plus Fund.
4
On September 1, 2021, the Fund was changed from Harbor Mid Cap Growth Fund to Harbor Disruptive Innovation Fund.
5
Commenced operations December 1, 2019.

83

Shareholder Services

Harbor Services
Group, Inc.
Harbor Services Group, Inc. (“Shareholder Services”) acts as the shareholder servicing agent for each Fund and in that capacity maintains certain financial and accounting records of the Funds. Its mailing address is P.O. Box 804660, Chicago, IL 60680-4108. Shareholder Services is a Delaware corporation, a registered transfer agent and a wholly-owned subsidiary of the Adviser. Charles F. McCain is a Director of Shareholder Services; Erik D. Ojala is a Director and the Assistant Secretary of Shareholder Services; Gregg M. Boland is the President of Shareholder Services; Anmarie S. Kolinski is the Chief Financial Officer of Shareholder Services; and Jodie L. Crotteau is the Chief Compliance Officer and the Secretary of Shareholder Services.
The Shareholder Servicing Agreement has been approved by the Trustees of the Funds and provides for compensation up to the following amounts per class of each Fund:
Share Class	Transfer Agent Fees
Retirement Class	0.02% of the average daily net assets of all Retirement Class shares
Institutional Class	0.10% of the average daily net assets of all Institutional Class shares
Administrative Class	0.10% of the average daily net assets of all Administrative Class shares
Investor Class	0.21% of the average daily net assets of all Investor Class shares

Payments to Financial Intermediaries
Unaffiliated financial intermediaries, including broker-dealers, banks, trust companies, employee benefit plan and retirement plan administrators, may be compensated for providing distribution and/or sub-accounting, recordkeeping and/or similar services to shareholders who hold their Fund shares through accounts that are maintained by the intermediary. Financial intermediary fees may be in the form of asset-based, transaction-based, or flat fees. The Distributor, Shareholder Services and/or the Adviser or their affiliates may compensate, out of their own assets, certain unaffiliated financial intermediaries for distribution of Institutional Class, Administrative Class, and/or Investor Class shares of the Funds and for providing shareholder recordkeeping, subaccounting and other similar services to shareholders who hold their Institutional Class, Administrative Class, and/or Investor Class shares of the Funds through accounts that are maintained by the financial intermediaries. The Adviser and/or its affiliates may also make payments, out of their own assets and not as an expense to a Fund, to unaffiliated financial intermediaries to offset certain expenses of financial intermediaries related to the intermediary’s investment platform and/or the provision of services with respect to a Fund or share class on an intermediary’s system. Because all or a substantial portion of the assets of Shareholder Services, Distributor, and Adviser are attributable to fees paid by the Funds, the Funds could be considered to be indirectly paying some or all of these fees to the financial intermediaries when those fees are paid by Shareholder Services, Distributor and/or Adviser out of their own assets.

84

Code of Ethics

Code of Ethics
Harbor Funds, the Adviser, the Distributor and the Subadvisers have each adopted a code of ethics that complies in all material respects with Rule 17j-1 under the Investment Company Act. These codes of ethics are designed to prevent trustees/directors, officers and designated employees who have access to information concerning portfolio securities transactions of Harbor Funds (“Access Persons”) from using that information for their personal benefit or to the disadvantage of Harbor Funds. These codes of ethics are also designed to prevent both Access Persons and all employees of the Adviser from profiting from short-term trading in shares of any Harbor Funds  (except Harbor Money Market Fund, which is not subject to the same short-term trading restrictions). The codes of ethics do permit Access Persons to engage in personal securities transactions for their own account, including securities that may be purchased or held by Harbor Funds, but impose significant restrictions on such transactions and require Access Persons to report all of their personal securities transactions (except for transactions in certain securities where the potential for a conflict of interest is very low, such as unaffiliated open-end mutual fund shares and money market instruments). Each of the codes of ethics is on public file with, and is available from, the SEC.
The Adviser relies on each Subadviser to fulfill its responsibility for monitoring the personal trading activities of the Subadviser’s personnel in accordance with the Subadviser’s code of ethics. Each Subadviser provides Harbor Funds Board of Trustees with a quarterly certification of the Subadviser’s compliance with its code of ethics and with Rule 17j-1 and a report of any significant violations of its code of ethics.

85

Portfolio Holdings

Portfolio Holdings Disclosure Policy
The Board of Trustees has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings and the disclosure of statistical information about the Funds’ portfolios.
These policies and procedures are designed to strike an appropriate balance between providing enough information to help investors understand the Funds’ recent historical performance and at the same time ensuring that investors do not receive information which would enable them to trade based on that information to the detriment of the Fund or its other shareholders. As an overarching principle, these policies and procedures prohibit the Funds and any service provider to the Funds, including the Adviser, from entering into any arrangement to receive any compensation or consideration, either directly or indirectly, in return for the disclosure of a Fund’s non-public portfolio holdings.
These policies and procedures provide that each Fund’s (except for Harbor Money Market Fund) full list of portfolio holdings is published quarterly with a 15-day lag, on harborcapital.com and top ten portfolio holdings as a percentage of its total net assets are published quarterly, with a 10-day lag, on harborcapital.com. This information remains available on Harbor Funds’ website until the information is updated for the subsequent period. For Harbor Money Market Fund, full portfolio holdings are published no later than the 5th business day after each month end on harborcapital.com and remain available for six months following the date of publication.
For purposes of these policies and procedures, “portfolio holdings” means the individual securities or other instruments held by a Fund. This includes equity and fixed income securities, such as stocks and bonds, and derivative contracts, such as futures, options and swaps held by the Funds. “Portfolio holdings” does not include information that is derived from (but does not include) individual portfolio holdings, such as statistical information about a Fund or a Fund’s aggregate cash position. Statistical information includes information such as how a Fund’s portfolio is divided (in percentage terms) among various industries, sectors, countries, value and growth stocks, small, mid and large cap stocks, credit quality ratings, and maturities. Statistical information also includes financial characteristics about a Fund’s portfolio such as alpha, beta, R-squared, information ratio, Sharpe ratio, various earnings and price based ratios (such as price-to-earnings, price-to-book, and earnings growth), duration, maturity, market capitalization, and portfolio turnover.
While statistical information is not considered “portfolio holdings,” the policies and procedures adopted by the Board of Trustees limit the disclosure of statistical information derived from portfolio holdings which have not yet been publicly disclosed to further ensure that such information could not be used in a manner that is adverse to the Funds. Specifically, statistical information derived from non-public portfolio holdings data may only be based on a Fund’s month end portfolio holdings data and then may only be released beginning 5 days after that month end date. In addition, only the Officers of the Trust and certain employees of the Adviser are authorized to release such statistical information and they may not do so if they reasonably believe that the recipient of that statistical information, could use that information as a basis on which to trade in the Fund shares to the detriment of the Fund or its other shareholders. Statistical information may be provided to existing or potential shareholders in the Funds and to their representatives for the sole purpose of helping to explain a Fund’s recent historical performance.
Current and prospective investors from time to time may request different or more extensive historical portfolio holdings information for a Fund than has previously been publicly disclosed (such as information as of dates other than prior calendar and fiscal quarter ends) to assist them in their assessment of the consistency of the Subadviser and/or the Adviser, as applicable,’s investment process through different past market environments. To the extent the requested portfolio holdings information is for periods that precede the date of the most recent publicly disclosed portfolio holdings information, it is considered stale and may be released to investors or prospective investors and others upon request without needing to be separately publicly disclosed. Because historical portfolio holdings information must have been superseded by the public disclosure of more recent portfolio holdings information before it can be released, the information should normally not enable any recipient to trade for its own benefit to the detriment of the Fund.
The policies and procedures adopted by the Board of Trustees also prohibit the disclosure of non-public portfolio holdings to third parties except in certain limited circumstances where Harbor Funds or a service provider has a legitimate business purpose for disclosing that information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information. The Chief Compliance Officer of Harbor Funds must authorize any such disclosure in those limited circumstances.
Non-public portfolio holdings are disclosed daily (or as otherwise indicated) with no lag, to the following persons for the sole purpose of assisting the service provider in carrying out its designated responsibilities for the Fund or Funds:
■
The Adviser with respect to all Funds and each Subadviser solely with respect to the Fund(s) for which it serves as Subadviser;
■
The Funds’ custodian and accounting agent;

86

Portfolio Holdings

Portfolio Holdings Disclosure Policy — Continued
■
Morningstar, Inc. (“Morningstar”), which provides analytic services and ratings, for the purpose of assisting the Adviser and clients in assessing the Funds’ performance and portfolio attributes;
■
FactSet Research System Inc. (“FactSet”), which provides data collection and analytic services, for the sole purpose of assisting the Adviser in assessing the Funds’ performance and portfolio attributes;
■
Bloomberg Finance L.P. (“Bloomberg”), which provides data collection and analytic services, for the sole purpose of assisting the Adviser in assessing the Funds’ performance and portfolio attributes;
■
Glass, Lewis & Co. LLC (“Glass Lewis”), which provides proxy voting information services for the sole purpose of assisting certain Subadvisers in voting proxies on behalf of the Funds;
■
Institutional Shareholder Services (“ISS”), which provides proxy voting-related information services for the purpose of assisting certain Subadvisers in voting proxies on behalf certain Funds, proxy voting-related services for the purpose of assisting the Adviser in voting proxies on behalf of certain Funds and to comply with applicable disclosure requirements, and securities class action services for the purpose of assisting the Adviser in monitoring for class action litigation in which the Funds may be entitled to participate with respect to a recovery settlement;
■
Donnelley Financial LLC, which provides services for the sole purpose of assisting the Adviser in the preparation of financial and related reports for the Funds that are included in periodic reports made publicly available to Fund shareholders, such as the annual and semi-annual shareholder reports, and in other required regulatory filings;
■
Automated Securities Clearance LLC (“FIS”), which provides an automated solution for the sole purpose of assisting the Adviser in complying with personal trading regulations.
■
FactSet, Bloomberg and Eagle Investment Systems LLC, each of which provides services to Jennison, for the sole purpose of assisting Jennison in performing its services as Subadviser to Harbor Capital Appreciation Fund;
■
SS&C Advent, Eze Software, Cowen Prime Services, Bloomberg, each of which provides services to the Adviser, for the sole purpose of assisting the Adviser in performing its services as Adviser to Harbor Disruptive Innovation Fund;
■
SS&C Advent, Charles River, Instinet, ISS, Neovest and FactSet, each of which provides services to Aristotle for the sole purpose of assisting Aristotle in performing its services as Subadviser to Harbor Large Cap Value Fund;
■
FactSet, ISS and Bloomberg, each of which provides services to EARNEST Partners, for the sole purpose of assisting EARNEST Partners in performing its services as Subadviser to Harbor Mid Cap Fund and Harbor Small Cap Value Fund;
■
Northern Trust, which provides services to LSV, for the sole purpose of assisting LSV in performing its services as Subadviser to Harbor Mid Cap Value Fund;
■
FactSet, Eze Software, InvestCloud, StarCompliance, LightSpeed Data Solutions, Bloomberg, SS&C Advent, ISS and Global Trading Analytics, each of which provides services to Westfield, for the sole purpose of assisting Westfield in performing its services as Subadviser to Harbor Small Cap Growth Fund;
■
WealthTech, which provides services to Mar Vista, for the sole purpose of assisting Mar Vista in performing its services as Subadviser to Harbor Strategic Growth Fund.
■
FactSet, StatPro Group plc, and ISS, each of which provides services to Marathon-London, for the sole purpose of assisting Marathon-London in performing its services as Subadviser to Harbor Emerging Markets Equity Fund, Harbor International Fund and Harbor Diversified International All Cap Fund;
■
Electra Information Systems, Inc. (“Electra”), which provides services to Acadian, for the sole purpose of assisting Acadian in performing its services as Subadviser to Harbor Overseas Fund.
■
FactSet, Bloomberg, ITP, European Fund Administration S.A. and London Stock Exchange plc (UnaVista), and ISS, each of which provides services to CAMIL, for the sole purpose of assisting CAMIL in performing its services as Subadviser to Harbor Focused International Fund.
■
FactSet, StatPro Group plc, SunGard APT, UBS PAS and Style Research, each of which provides services to Baillie Gifford, for the sole purpose of assisting Baillie Gifford in performing its services as Subadviser to Harbor International Growth Fund;
■
Advent, Bloomberg, and Northern Trust, each of which provides services to Cedar Street, for the sole purpose of assisting Cedar Street in performing its services as Subadviser to Harbor International Small Cap Fund;

87

Portfolio Holdings

Portfolio Holdings Disclosure Policy — Continued
■
FactSet, Advent and LongView Trading Systems, each of which provides services to Sands Capital, for the sole purpose of assisting Sands Capital in performing its services as Subadviser to Harbor Global Leaders Fund;
■
FactSet, IHS Markit Ltd., Electra Information Systems, Inc., Advent, Kynex, Inc., SWIFT, ITP, OMGEO LLC, and Indus Valley Partners Corp, each of which provides services to Shenkman Capital, for the sole purpose of assisting Shenkman Capital in performing its services as Subadviser to Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund;
■
Electra and Simcorp, which provide services to IR+M, for the sole purpose of assisting IR+M in performing its services as Subadviser to Harbor Core Plus Fund and Harbor Core Bond Fund; and
■
BlackRock Solutions and Global Trading Analytics, which provides services to BNP, for the sole purpose of assisting BNP in performing its services as Subadviser to Harbor Money Market Fund.
Harbor Funds seeks to avoid potential conflicts between the interests of the Funds’ shareholders and those of the Funds’ service providers and ensure that non-public portfolio holdings information is disclosed only when such disclosure is in the best interests of a Fund and its shareholders. Harbor Funds seeks to accomplish this by permitting such disclosure solely for the purpose of assisting the service provider in carrying out its designated responsibilities for a Fund and by requiring any such disclosure to be authorized in the manner described above. The Board of Trustees receives a report at least annually concerning the effectiveness and operation of the Funds’ policies and procedures, including those governing the disclosure of portfolio information.
The Adviser, each Subadviser and their affiliates may provide investment advice to clients (including funds) other than the Funds that have investment objectives that may be substantially similar to those of the Funds. These clients may have portfolios consisting of holdings substantially similar to those of the Funds and may be subject to different holdings disclosure policies that provide for more frequent disclosure than under the Funds’ policies and procedures. In some cases, such portfolio holdings are made publicly available on a daily basis.  These clients are not subject to the portfolio holdings disclosure policies and procedures described herein and do not owe the Adviser,  respective Subadviser or Fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

88

Proxy Voting

Proxy Voting Policy
DELEGATED PROXY VOTING RESPONSIBILITY
Oversight
For Funds with a discretionary Subadviser, Harbor Capital delegates proxy voting to the Subadviser. In each instance where proxy voting responsibility has been delegated to one or more Subadvisers, Harbor Capital’s Legal and Compliance Team is responsible for the oversight with respect to such delegated responsibilities, including reviewing the proxy voting policies, procedures, and/or proxy voting guidelines of each such Subadviser (the “Subadviser Proxy Voting Guidelines”). The Legal and Compliance Team must determine that the Subadviser Proxy Voting Guidelines are reasonably designed to ensure that the Subadviser would be able to administer the proxy voting process generally and vote proxies specifically in a manner which would be in the best interests of the respective client before Harbor Capital will delegate proxy voting responsibility to a Subadviser. The Legal and Compliance Team will review any amendments to the Subadviser Proxy Voting Guidelines to ensure that the guidelines continue to meet that standard. Harbor Capital will not delegate voting authority to any third party that does not also serve in a fiduciary capacity. In addition, each Subadviser must accept the delegation of this responsibility.
Harbor Capital does not review individual voting decisions by the Subadvisers but considers their proxy voting policies, procedures, and/or guidelines as part of its overall assessment of the Subadviser’s compliance program. If Harbor Capital is not satisfied with the Subadviser’s overall performance, including as a result of proxy voting decisions which are not in Harbor Capital’s client’s best interests, Harbor Capital may recommend to the Board of Trustees the replacement of the Subadviser.
Harbor Capital will normally not be privy to a Subadviser’s proxy voting decision until after the vote is cast and the shareholder meeting has occurred. While Harbor Capital does retain the right to override any proxy voting decision by a Subadviser (when Harbor Capital believes that a voting decision would not be in the best interests of its client), Harbor Capital does not expect to be able to exercise that authority as a matter of course. Such an override could only occur in the unusual circumstance where the Subadviser consults with Harbor Capital prior to casting a vote.
The Subadvisers operate independently of each other and it is feasible that the Subadvisers will come to different voting decisions on the same or similar proposals. As long as the Subadvisers are acting in what they believe to be the best interests of the client when making their proxy voting decisions, Harbor Capital believes that the client will, as a whole, benefit from each Subadviser applying its own analysis to the proxy voting decision. Differences in such analyses may occur, for example, depending on whether a Subadviser considers a proxy advisory firm’s recommendations or additional information provided by an issuer during the proxy voting process.
Conflicts of Interest
Delegation of proxy voting responsibility to Subadvisers should generally adequately address any possible conflicts of interest with respect to Harbor Capital. In addition, as part of the Legal and Compliance Team’s review of the Subadviser Proxy Voting Guidelines, the Legal and Compliance Team seeks to ensure that the Subadviser has implemented its own procedures to monitor and resolve conflicts of interest in the proxy voting process.
Recordkeeping
For assets with respect to which proxy voting responsibilities have been delegated to one or more Subadvisers, each such Subadviser is responsible for retaining the materials regarding votes cast by them. Each Subadviser is required to provide to Harbor Capital, upon request, the necessary information regarding its proxy voting record to enable Harbor Capital to prepare the Form N-PX for the Subadvised Products. Harbor Capital will retain this information, along with each Subadviser’s Proxy Voting Guidelines and any certifications provided by the Subadvisers as to their compliance with their policies and procedures, for six years.
For the proxy voting policy of each discretionary Subadviser, please see Appendix A.
PROXY VOTING RESPONSIBILITY RETAINED BY HARBOR CAPITAL
In each instance where Harbor Capital has retained proxy voting authority, the Multi-Asset Solutions Team (“MAST”) will generally administer proxy voting. Harbor Capital is obligated to vote proxies in a manner consistent with its fiduciary duty to act in the best interests of shareholders. Normally, this means that MAST will vote or administer the voting of ballots in accordance with Harbor Capital’s proxy voting guidelines (the “Proxy Voting Guidelines”).
In order to facilitate the proxy voting process with respect to assets for which Harbor Capital retains proxy voting responsibilities, Harbor Capital engages a proxy advisory firm (the “Advisory Firm”) to provide research, analysis, and voting recommendation consistent with the Proxy Voting Guidelines. In addition, the Advisory Firm will provide research and reporting related to the proxy proposals.

89

Proxy Voting

Proxy Voting Policy — Continued
Meeting Notification
Harbor Capital utilizes the Advisory Firm’s voting agent services to notify it of upcoming shareholder meetings for portfolio companies, to vote proxies on its behalf in accordance with Harbor Capital’s Proxy Voting Guidelines and to administer the transmission of votes. The Advisory Firm tracks and reconciles holdings against incoming proxy ballots. Meeting and record date information is updated daily through the Advisory Firm’s web-based application. The Advisory Firm also is responsible for maintaining copies of all proxy statements received and for promptly providing such materials upon Harbor Capital’s request. All efforts will be made to vote proxies in a timely manner, and any delay in voting a ballot will be investigated to determine the cause and how to prevent recurrence in the future.
Vote Determination
Ballots that are processed by the Advisory Firm will be voted in accordance with the Proxy Voting Guidelines. In evaluating certain corporate action proposals, MAST will gather information from a variety of sources, including, but not limited to, management or shareholders of a company presenting a proposal, and independent proxy research services (such as the Advisory Firm). Final authority and responsibility for proxy voting decisions rests with Harbor Capital, taking into account the Proxy Voting Guidelines and Harbor Capital’s fiduciary duty to act in the best interests of clients. MAST is responsible for maintaining documentation and assuring that it adequately reflects the basis for any vote that is cast in a manner that deviates from the Proxy Voting Guidelines.
Vote Execution, Monitoring of the Voting Process and Minutes
Ballots will be cast in accordance with the Proxy Voting Guidelines by the Advisory Firm. The Advisory Firm will then transmit the votes to the proxy agents or custodian banks.
While not expected to be a frequent occurrence, MAST can change a vote already submitted by the Advisory Firm, if necessary.
MAST is responsible for preparing minutes to document the rationale for instances where Harbor Capital voted against its policy and for decisions with respect to corporate actions. Such minutes will be retained for six years.
Conflicts of Interest
Where Harbor Capital retains proxy voting responsibilities, MAST has the obligation to assess the extent, if any, to which there may be a material conflict between the interests of an account on the one hand and Harbor Capital and its affiliates, directors, officers, employees (and other similar persons) on the other hand.
If MAST determines that a conflict may exist, it will resolve the conflict as outlined below and promptly report the matter and its resolution to Harbor Capital’s Chief Compliance Officer. Harbor Capital is authorized to resolve any such conflict in a manner that is in the best interests of its clients. Normally, a conflict will be resolved in accordance with the following:
■
If the proposal that gives rise to a conflict is specifically addressed in the Proxy Voting Guidelines, the proxy will be voted in accordance with the pre-determined Proxy Voting Guidelines, provided that such pre-determined guidelines involve little or no discretion on the part of MAST;
■
MAST may disclose the conflict to Harbor Capital’s affected client and obtain the client’s consent before voting in the manner approved by such client;
■
Harbor Capital may engage an independent third party to determine how the proxy should be voted; or
■
Harbor Capital may, where feasible, establish an ethical wall or other informational barriers between the person(s) involved in the conflict and the person(s) making the voting decision in order to insulate the decision maker from the conflict.
A member of the Legal and Compliance Team will report all conflicts, and the resolution of such conflicts, to Harbor Capital’s Board of Directors on an annual basis, or more frequently if necessary.
Harbor Capital will use commercially reasonable efforts to determine whether a conflict may exist, and a conflict will be deemed to exist if, and only if, MAST knew, or reasonably should have known, of the conflict at the time of the vote.
Recordkeeping
Where Harbor Capital retains proxy voting responsibilities, the Advisory Firm will serve as recordkeeper for all ballots processed through the Advisory Firm, including any research reports provided in the voting decisions. Harbor Capital will require sufficient information regarding its proxy voting record to enable the Legal and Compliance Team to prepare the Form N-PX for such products, if applicable.

90

Proxy Voting Guidelines

Proxy Voting Policy — Continued
PROXY VOTING INFORMATION
Information regarding how each Fund voted proxies relating to securities held by the Fund during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling Harbor Funds’ toll-free number at 800-422-1050; (2) on Harbor Funds’ website at harborcapital.com; and (3) on the SEC’s website at sec.gov.
PROXY VOTING GUIDELINES
Harbor Capital will generally vote in accordance with Institutional Shareholder Services’ Proxy Voting Guidelines – Benchmark Policy Recommendations for both domestic and foreign markets.

Proxy Voting Guidelines
Harbor Capital’s goal and intent is to vote or administer the voting of all proxies in the best interests of shareholders.
Management Protocols
Harbor Capital will generally vote in accordance with Institutional Shareholder Services’ Proxy Voting Guidelines – Benchmark Policy Recommendations (the “ISS Benchmark Policies”) for both domestic and foreign markets. A link to ISS Benchmark Policies can be found in Appendix A – Proxy Voting.
Foreign Markets
Corporate governance standards, disclosure requirements and voting processes vary significantly among the foreign markets in which we may invest. Harbor Capital will generally vote or administer the voting of proxies in foreign markets in a manner that is believed to be consistent with the objective of these Proxy Voting Guidelines, while taking into account differing practices by market.
There may be instances in which Harbor Capital elects not to vote or administer the voting of proxies relating to foreign securities. Many foreign markets require that securities be blocked or re-registered in order to vote at a company’s shareholder meeting. Generally, Harbor Capital will not vote proxies in foreign markets that require the securities be blocked or re-registered to vote, depending on whether such an action would result in a loss of liquidity imposed by these requirements. If Harbor Capital determines that a proposal is expected to have a significant economic impact on the investment, Harbor Capital may elect to vote such proposal.
In addition, the costs of voting in foreign markets (e.g., custodian fees and voting agency fees) can be substantially higher than for U.S. holdings. As a result, Harbor Capital may choose not to vote proxies in foreign markets in instances where the issues presented are unlikely to have a material impact on the value of a client’s investment in that foreign security.

91

Portfolio Transactions

The Subadviser and/or the Adviser, as applicable, is responsible for making specific decisions to buy and sell securities for the respective Funds that it manages. It is also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers’ charges.
Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges the commissions are fixed. In the over-the-counter market, securities (i.e., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Each Subadviser and/or the Adviser, as applicable, attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund and other clients on the basis of the broker-dealers’ professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.
Under each Investment Advisory Agreement and Subadvisory Contract and as permitted by Section 28(e) of the Securities Exchange Act of 1934, a Subadviser and/or the Adviser, as applicable, may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Subadviser and/or the Adviser, as applicable, for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Subadviser and/or the Adviser, as applicable, determines in good faith that the greater commission is reasonable relative to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the overall responsibilities the Subadviser and/or the Adviser, as applicable, has to the Funds or to its other clients. The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.
Although commissions paid on every transaction will, in the judgment of the Subadviser and/or the Adviser, as applicable,be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the other clients of the Subadviser and/or the Adviser, as applicable, in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.
Research provided by brokers is used for the benefit of all of the clients of a Subadviser and/or the Adviser, as applicable, and not solely or necessarily for the benefit of the Funds. Investment management personnel of each Each Subadviser and/or the Adviser, as applicable, attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by a Subadviser and/or the Adviser, as applicable, as a consideration in the selection of brokers to execute portfolio transactions.
In certain instances there may be securities that are suitable for a Fund’s portfolio as well as for that of another Fund or one or more of the other clients of a Subadviser and/or the Adviser, as applicable,. Investment decisions for a Fund and for other clients of the Subadviser and/or the Adviser, as applicable, are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. Harbor Funds believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

92

Portfolio Transactions

Broker Commissions
The investment advisory fee that each Fund pays to the Adviser will not be reduced as a consequence of a Subadviser’s receipt of brokerage and research services. Subject to the applicable legal requirements, to the extent a Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services would be useful and of value to such Subadviser and/or the Adviser, as applicable, in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to such Subadviser and/or the Adviser, as applicable, in carrying out its obligations to the Funds.
The table below sets forth information concerning the payment of commissions (which do not include dealer “spreads” (markups or markdowns) on principal trades) by the Funds, including the amount of such commissions paid to affiliates (if any) for the indicated fiscal years.
	Total Brokerage Commissions Paid To Brokers Who Provided Research Year Ended 10/31/2021 (000s)	Total Brokerage Commission (000s)
		2021	2020	2019
Harbor FUNDS
Harbor Capital Appreciation Fund	$3,492	$7,925	$9,152	$8,399
Harbor Convertible Securities Fund	—	—	—	—
Harbor Core Bond Fund	—	—	—	—
Harbor Core Plus Fund (formerly, Harbor Bond Fund)[5]	—	26	81	189
Harbor Disruptive Innovation Fund (formerly, Harbor Mid Cap Growth Fund)[1]	—	284	168	119
Harbor Diversified International All Cap Fund	494	494	186	145
Harbor Emerging Markets Equity Fund	51	51	216	135
Harbor Focused International Fund[3]	17	17	13	13
Harbor Global Leaders Fund	4	29	49	41
Harbor High-Yield Bond Fund	—	—	—	—
Harbor International Fund	877	878	733	1,991
Harbor International Growth Fund	—	105	141	91
Harbor International Small Cap Fund	—	54	39	106
Harbor Large Cap Value Fund	397	399	655	330
Harbor Mid Cap Fund[2]	8	15	6	N/A
Harbor Mid Cap Value Fund	—	37	77	102
Harbor Money Market Fund	—	—	—	—
Harbor Overseas Fund[4]	—	26	11	15
Harbor Small Cap Growth Fund	864	1,188	1,063	854
Harbor Small Cap Value Fund	369	688	695	808
Harbor Strategic Growth Fund	4	7	15	12
1
On September 1, 2021, the Fund was changed from Harbor Mid Cap Growth Fund to Harbor Disruptive Innovation Fund.
2
Commenced operations December 1, 2019.
3
Commenced operations June 1, 2019.
4
Commenced operations March 1, 2019.
5
On February 2, 2022, the Fund was changed from Harbor Bond Fund to Harbor Core Plus Fund.
The brokerage commissions paid are reflected in the total return of a Fund. The brokerage commissions paid may vary by the style of the Fund, by whether the securities being purchased are domestic or foreign, by the number of transactions during the year and by the investment style employed by the Subadviser. The brokerage commissions paid expressed in dollars or in percentage terms may vary from year to year depending on market conditions or other factors.

93

Portfolio Transactions

Securities Issued by Regular Broker-Dealers
During the fiscal year ended October 31, 2021, the following Funds purchased securities issued by the following regular broker-dealers of Harbor Funds, which had the following values as of October 31, 2021:
Fund	Regular Broker-Dealer (or Parent)	Aggregate Holdings (000s)
Harbor Capital Appreciation Fund	Goldman Sachs Group Inc.	$306,205

Harbor Core Bond Fund	Morgan Stanley Co Incorporated	2,555
	J.P. Morgan Securities LLC	3,100
	Goldman Sachs & Co. LLC	748
	BofA Securities, Inc.	797

Harbor Core Plus Fund (formerly, Harbor Bond Fund)	Credit Suisse AG	14,295
	J.P. Morgan Securities LLC	8,406
	BofA Securities, Inc.	9,238

Harbor Diversified International Fund	Nomura Holdings, Inc.	3,604

Harbor International Fund	Nomura Holdings, Inc.	20,952

Harbor Large Cap Value Fund	JPMorgan Chase & Co.	33,334

94

Portfolio Transactions

Securities Lending
The Trust has engaged State Street Bank and Trust Company to act as its agent (the “Lending Agent”) with respect to the lending of portfolio securities of the Funds. During the fiscal year ended October 31, 2021, the Lending Agent managed the day-to-day operation of the Trust’s securities lending program, within the scope of lending permitted for each Fund. The Lending Agent selected borrowers for each loan made by the Funds from an approved borrower list, monitored the creditworthiness of each borrower on an ongoing basis, negotiated the terms and conditions of each loan agreement, in a manner consistent with the terms and conditions of the Securities Lending Authorization Agreement between the Trust and the Lending Agent (the “SLA Agreement”), and entered into loan agreements with such borrowers. The Lending Agent also selected the securities loaned by the Funds and credited substitute interest, dividends and other distributions paid with respect to the loaned securities to each Fund’s account. During the fiscal year ended October 31, 2021, the Lending Agent was responsible for collateral management, including receiving approved collateral from borrowers in accordance with the minimum initial capitalization requirements set forth in the SLA Agreement, marking-to-market the value of the loaned securities and approved collateral daily, and obtaining additional approved collateral from borrowers, as necessary. In addition, the Lending Agent invested cash collateral received from borrowers into a pooled investment vehicle approved by the Adviser. Upon the termination of each loan of a Fund’s portfolio securities, the Lending Agent arranged for the return of loaned securities by the borrower to the Fund and the return of collateral to the borrower. During the fiscal year ended October 31, 2021, the Lending Agent also maintained records, and provided monthly reports to the Funds related to loans made and income derived from such loans.
	Diversified International All Cap (000s)	Focused International (000s)	International (000s)	International Growth (000s)[2]	International Small Cap Fund (000s)	Overseas (000s)
Gross income from securities lending activities	$32	$1	$146	$—	$1	$3
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	3	—	14	—	—	—
Fees paid for any cash collateral management services that are not included in the revenue split	1	—	2	—	—	—
Administrative fees not included in revenue split	—	—	—	—	—	—
Indemnification fee not included in revenue split	—	—	—	—	—	—
Rebate (paid to borrower)	—	—	—	—	—	—
Other fees not included in revenue split	—	—	—	—	—	—
Aggregate fees/compensation for securities lending activities	4	—	16	—	—	—
Net income from securities lending activities[1]	$28	$1	$130	$—	$1	$3
1
The amount shown for net income from securities lending activities may not correspond with the amount shown in the Fund’s annual report due to timing differences related to certain adjustments that may occur between the Lending Agent and borrowers, which are recorded when identified.
2
Rounds to less than $1,000.

95

Net Asset Value

The net asset value (“NAV”) per share of each class of each Fund is generally determined by the Fund’s Custodian after the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4 p.m., Eastern time) on each day when the NYSE is open for trading. If the NYSE closes early (scheduled), the determination of net asset value may be accelerated to that time. Shares will generally not be priced on days that the NYSE is closed. If the NYSE is closed because of inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, Harbor Funds reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate a Fund’s NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. Harbor Funds may elect to remain open and price Fund shares on days when the NYSE is closed but the primary securities markets on which the Funds' securities trade remain open. The NYSE is generally closed on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Equity securities, except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.
Futures contracts and options on futures contracts are normally valued at the price that would be required to settle the contract on the market where any such option or futures contract is principally traded. Options on equity securities are normally valued using the last sale price on the relevant securities exchange. Swaps are valued using prices supplied by a pricing vendor based on the underlying characteristics of the swaps. Forward foreign currency exchange contracts are valued at their respective fair values determined on the basis of the mean between the last current bid and asked prices based on quotations supplied to a pricing service by independent dealers.
Except in the case of Harbor Money Market Fund, debt securities, other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired, are valued using evaluated prices furnished by a pricing service selected by the Adviser and approved by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost which approximates fair value.
Harbor Money Market Fund has adopted a policy to invest 99.5% or more of the Fund’s total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash or government securities) so as to qualify as a “government money market fund” under Rule 2a-7 of the Investment Company Act.  As a “government money market fund” under Rule 2a-7, the Fund is permitted to seek to maintain a stable $1.00 share price by valuing its securities using the amortized cost method of valuation, which the Adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value, and which does not take into account unrealized securities gains or losses. While this method provides stability in valuation (i.e. at $1 per share), it may result in periods during which the value of a security, as determined by amortized cost, is higher or lower than the price Harbor Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of Harbor Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by Harbor Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in Harbor Money Market Fund would be able to obtain a somewhat higher yield if he or she purchased shares of Harbor Money

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Market Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in Harbor Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Adviser will monitor the extent of the deviation, if any, between the Fund’s current net asset value based upon available market quotations and the Fund’s $1.00 per share based on amortized cost. In addition, the Trustees periodically review the extent of the deviation, if any. In the event the Trustees believe at any time that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate to eliminate or to reduce to the extent reasonably practicable such dilution or unfair results. Actions which the Trustees may take may include, without limitation, the redemption of shares in kind; the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the Fund’s average portfolio maturity; withholding dividends or payment of distributions from capital or capital gains; or utilizing a net asset value per share as determined by using available market quotations or equivalents. In addition, the Trustees have the authority to reduce or increase the number of shares outstanding on a pro rata basis, and to offset each shareholder’s pro rata portion of the deviation from the shareholder’s accrued dividend account or from future dividends.
When reliable market quotations, evaluated prices supplied by a pricing vendor or, in the absence of evaluated prices, prices provided by a Subadviser (where permitted under the Funds’ valuation procedures) are not readily available or are not believed to accurately reflect fair value, securities are generally priced at their fair value, determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor.
It is possible that the fair value determined in good faith in accordance with the Funds’ valuation procedures may differ from valuations for the same security or other asset determined by other funds using their own valuation procedures. Although the Funds’ valuation procedures are designed to value a security at the price a Fund may reasonably expect to receive upon its current sale in an orderly transaction, there can be no assurance that any fair value determination would, in fact, approximate the amount that a Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.
Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is scheduled to be open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days that are not business days in New York and on which the Funds’ net asset values may not be calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. As a result, closing market prices for foreign securities may not fully reflect events that occur between the time their prices are determined and the close of the regular trading on the NYSE (or such other time at which the Fund calculates NAV consistent with its policies and procedures) and thus may no longer be considered reliable. The Funds will use the fair value of the foreign securities, determined in accordance with the fair value procedures adopted by the Board of Trustees, in place of closing market prices to calculate their net asset values if the Fund believes that events between the close of the foreign market and the close of regular trading on the NYSE (or such other time at which the Fund calculates NAV consistent with its policies and procedures) would materially affect the value of some or all of a particular Fund’s securities. In the case of each equity Fund, the fair value pricing procedures recognize that volatility in the U.S. equity markets may cause prices of foreign securities determined at the close of the foreign market or exchange on which the securities are traded to no

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longer be reliable when the Fund’s net asset values are determined and that these price differences may have an effect on the net asset value, particularly for global/international Funds. As a result, a fair value information service provided by an independent third-party pricing vendor will normally be used to determine the fair value of foreign equity security held by each equity Fund.
The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of such Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of Harbor Funds. Expenses with respect to any two or more funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be reasonably determined, in which case the expenses are allocated directly to the Fund which incurred that expense.
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

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Tax Information

Each Fund is treated as a separate taxpayer for federal income tax purposes.
Each Fund has elected or intends to elect to be treated, has qualified, and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code, which requires meeting certain requirements relating to its sources of income, diversification of its assets, and distribution of its income to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, each Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations for U.S. federal income tax purposes (i.e., partnerships (other than qualified publicly traded partnerships) or trusts) will generally pass through to the Fund. Consequently, each Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other non-qualifying income.
If a Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain a portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If a Fund does not qualify as a regulated investment company, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by a Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.
Each Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.
Certain dividends and distributions declared by a Fund as of a record date in October, November or December and paid by the Fund in January of the following year will be taxable to shareholders as if received on December 31 of the prior year. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.
In general, assuming the distributing Fund has sufficient earnings and profits, dividends from investment company taxable income will be taxable either as ordinary income or, if so reported by a Fund and certain other requirements are met by the Fund and the shareholder, as “qualified dividend income,” which is taxable to individual shareholders at a maximum 15% or 20% U.S. federal income tax rate.
Dividend income distributed to individual shareholders will qualify for the maximum 15% or 20% U.S. federal income tax rate to the extent that such dividends are attributable to “qualified dividend income,” as that term is defined in Section 1(h)(11)(B) of the Code, from a Fund’s (or, if applicable, underlying fund’s) investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund (and, if applicable, underlying fund) and the shareholders. A foreign corporation generally

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is treated as a qualified foreign corporation if it is incorporated in a possession of the U.S. or it is eligible for the benefits of certain income tax treaties with the U.S. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Dividends from passive foreign investment companies do not qualify for the maximum 15% or 20% U.S. federal income tax rate.
A dividend that is attributable to qualified dividend income of a Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.
Distributions from net capital gain, if any, that are reported as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of a Fund. Capital gain dividends distributed by a Fund to individual shareholders generally will qualify for the maximum 15% or 20% U.S. federal income tax rate on long-term capital gains, subject to limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.
Distributions by a Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. For U.S. federal income tax purposes, all dividends and distributions are taxable whether a shareholder receives them in cash or reinvests them in additional shares of the distributing Fund. The U.S. federal income tax status of all distributions will be reported to shareholders annually.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Distributions from net investment income of Harbor Capital Appreciation Fund, Harbor Convertible Securities Fund, Harbor Disruptive Innovation Fund, Harbor Diversified International All Cap Fund, Harbor Emerging Markets Equity Fund, Harbor Focused International Fund, Harbor Global Leaders Fund, Harbor International Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, Harbor Large Cap Value Fund,  Harbor Mid Cap Fund, Harbor Mid Cap Value Fund,  Harbor Overseas Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Value Fund and Harbor Strategic Growth Fund may qualify in part for a dividends-received deduction for shareholders that are corporations. The dividends-received deduction is reduced to the extent that shares of the payor of the dividend or a Fund are treated as debt-financed under the Code and is eliminated if such shares are deemed to have been held for less than a minimum period, generally 46 days, extending before and after each dividend. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced for federal income tax purposes by reason of “extraordinary dividends” received with respect to the shares. To the extent such basis would be reduced below zero, current recognition of income may be required.
If any Fund that is permitted to acquire stock of foreign corporations acquires an equity interest in a passive foreign investment company (PFIC), it could become liable for U.S. federal income tax and additional interest charges upon the receipt of certain distributions from, or the disposition of its investment in, the PFIC, even if all such income or gain is timely distributed to its shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Because any credit or deduction for this tax could not be passed through to such Fund’s shareholders, the tax would in effect reduce the Fund’s economic return from its PFIC investment. Elections may generally be available to these Funds that would lessen the effect of these adverse tax consequences. However, such elections could also require these Funds to recognize income (which would have to be distributed to the Funds’ shareholders to avoid a tax on the Fund) without any distribution from the PFIC of cash corresponding to such income and could result in the treatment of capital gains as ordinary income.

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The federal income tax rules applicable to certain investments or transactions within each Fund are unclear in certain respects, and a Fund will be required to account for these investments or transactions under tax rules in a manner that, under certain circumstances, may affect the amount, timing or character of its distributions to shareholders. Each Fund will monitor these investments or transactions to seek to ensure that it continues to comply with the tax requirements necessary to maintain its status as a regulated investment company.
Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund may invest significantly, and certain other Funds may invest to a lesser extent, in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of, or in, default present special tax issues for such a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, or how payments received on obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its taxation as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Certain Funds may invest in zero coupon securities, deferred interest securities or other securities with original issue discount (or with market discount that the Fund elects to include market discount in income currently). Such Funds must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, such Funds may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage themselves by borrowing the cash, to satisfy distribution requirements.
Due to certain adverse tax consequences, the Funds do not intend, absent a change in applicable law, to acquire residual interests in REMICs. If a Fund invests in certain REITs or in REMIC residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as “unrelated business taxable income.” In addition, tax may be imposed on the Fund on the portion of any excess inclusion income allocable to any shareholders that are classified as disqualified organizations.
A Fund’s transactions involving options, futures contracts, forward contracts, swaps, and short sales, including such transactions that may be treated as constructive sales of appreciated positions in a Fund’s portfolio and transactions that involve foreign exchange gain or loss, will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities, convert capital gain or loss into ordinary income or loss or affect the treatment as short-term or long-term of certain capital gains and losses. These rules could therefore affect the amount, timing and character of distributions to shareholders and result in the recognition of income or gain without a corresponding receipt of cash. A Fund may, therefore, need to obtain cash from other sources in order to satisfy the applicable tax distribution requirements.
Shareholders subject to the information reporting requirements of the Code, including most non-corporate shareholders, must provide their social security or other taxpayer identification numbers and certain required certifications. Harbor may refuse to accept an application or may be required to withhold (as “backup withholding”) 24% of reportable payments, including dividends , capital gain distributions and proceeds from the redemption or exchange of shares (other than the redemption or exchange of shares of Harbor Money Market Fund) if correct numbers and certifications are not provided, if a shareholder informs the Fund that backup withholding is currently applicable to the shareholder, or if the Fund is notified by the Internal Revenue Service (“IRS”) or a broker that a number provided is incorrect or that a shareholder is subject to backup withholding for failure to report all taxable interest or dividend payments.
Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (or lower applicable treaty) on amounts treated as ordinary dividends from a Fund (other than certain dividends derived from short-term capital gains and qualified U.S. source interest income of the Fund, provided that the Fund chooses to make a specific report relating to such dividends). However, depending on the circumstances, a Fund may report all, some or none of its potentially eligible dividends as eligible for this exemption, and a portion of a Fund’s distributions (i.e. interest and dividends from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. The 15% or 20% maximum rate applicable to qualified dividend income is applicable only to investors that are U.S. persons. If an effective IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, is provided, a non-U.S. person may qualify for a lower treaty rate on amounts treated as ordinary dividends from a Fund. Further, unless an effective IRS Form W-8BEN, IRS Form W-8BEN-E or other authorized withholding certificate is on file, backup withholding

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is withheld on certain other payments from the Fund. None of the Funds expects to be a “U.S. real property holding corporation” as defined in Section 897(c)(2) of the Code and, therefore, none expects to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If a Fund were a U.S. real property holding corporation, certain distributions by the Fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 21% and non-U.S. shareholders owning more than 5% of the Fund within one year of certain distribution would be required to file a U.S. federal income tax return to report such gains. Also, non-U.S. shareholders may be subject to U.S. estate tax with respect to their Fund shares. Shareholders should consult their own tax advisers on these matters.
U.S. tax withholding (at a 30% rate or lower applicable treaty rate) is required on payments of dividends made to certain non-U.S. entities that fail to comply with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable a determination of whether withholding is required.
For taxable years before 2026, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. Final regulations permit a Fund to pass through to non-corporate shareholders the character of ordinary REIT dividends so as to allow such shareholders to claim this deduction. There currently is no mechanism for a Fund that invests in MLPs to similarly pass through to non-corporate shareholders the character of income derived from MLP investments. The likelihood and timing of any legislation or other guidance that would enable the Funds to pass through to non-corporate shareholders the ability to claim this deduction with respect to income derived from MLP investments is uncertain.
Certain distributions reported by a Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code Section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
In general, provided that a Fund qualifies as a regulated investment company under the Code, such Fund will be exempt from Delaware corporation income tax.
Withdrawals under the automatic withdrawal plan and exchanges under the automatic exchange plan involve redemptions of Fund shares, which may have tax consequences for shareholders.
At the time of an investor’s purchase of a Fund’s shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.
Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in a Fund’s shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares sold. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. All or a portion of any loss realized on a redemption or other disposition of shares may be disallowed under tax rules relating to wash sales to the extent of other investments in such Fund (including pursuant to the reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares.
With respect to Harbor Money Market Fund, because the Fund intends to maintain a stable NAV per share of $1.00, shareholders will typically not recognize gain or loss when they sell or exchange their shares because the amount realized will be the same as their tax basis in the shares. However, with respect to any gain or loss recognized on the sale or exchange of shares of the Fund, unless a shareholder chooses to adopt a simplified “NAV method” of accounting (described below), the consequences described in the preceding paragraph will generally be applicable. Alternatively, if a

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shareholder elects to adopt the simplified “NAV method” of accounting, rather than compute gain or loss on every taxable sale or other disposition of shares of the Fund as described above, a shareholder would determine gain or loss based on the change in the aggregate value of Fund shares during a computation period (such as the shareholder’s taxable year), reduced by the shareholder’s net investment (i.e., purchases minus sales) in those Fund shares during the computation period. Under the simplified “NAV method,” any resulting capital gain or loss would be reportable on a net basis and would generally be treated as a short-term capital gain or loss.
Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares unless the acquisition of the Fund shares was debt-financed. A plan participant whose retirement plan invests in a Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisers for more information.
Each Fund that invests in foreign securities may be subject to foreign withholding or other foreign taxes on its income from foreign securities (possibly including, in some cases, capital gains) which would, if imposed, reduce the yield on or return from those investments. Harbor Diversified International All Cap Fund, Harbor Emerging Markets Equity Fund, Harbor Focused International Fund, Harbor Global Leaders Fund, Harbor International Fund, Harbor International Growth Fund, Harbor International Small Cap Fund and Harbor Overseas Fund may be eligible to elect to pass certain of such taxes as related foreign tax credits or deductions through to shareholders and if eligible may or may not choose to make such election. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) its pro rata share of the foreign taxes paid by the applicable Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. The availability of such credits or deductions is subject to certain requirements, restrictions and limitations under the Code. Other Funds may also be subject to foreign taxes with respect to their foreign investments.
At October 31, 2021, the following Funds had capital loss carryforwards for federal tax purposes which will reduce each Fund’s taxable income arising from future net realized gain on investments to the extent permitted by the Code. This will reduce the amount of the distribution to shareholders that would otherwise be necessary to relieve each Fund of any federal tax liability. The capital loss carryforwards do not expire.
	Capital Loss Carryforwards ($000s):
	Short-Term	Long-Term	Total
HARBOR FUNDS
Harbor Core Bond Fund	$103	-	$103
Harbor High-Yield Bond Fund	-	78,568	78,568
Harbor International Fund	424,800	-	424,800
Harbor Mid Cap Value Fund	-	8,024	8,024
Harbor Small Cap Growth Fund *	995	36,836	37,831
*
A portion of the Harbor Small Cap Growth Fund capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.
The foregoing discussion relates solely to U.S. federal income tax law for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) and who are subject to tax under such law. Except as otherwise provided, this discussion does not address special tax rules that may be applicable to certain classes of investors, such as tax-exempt

103

Tax Information

or tax-deferred plans, accounts or entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the exchange or redemption of shares of the Fund may also be subject to state, local or foreign taxes. In some states, a state and/or local tax exemption may be available to the extent distributions of a Fund are attributable to the interest it receives on (or in the case of intangible property taxes, the value of its assets is attributable to) direct obligations of the U.S. government, provided that in some states certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. A Fund will not seek to satisfy any threshold or reporting requirement that may apply in particular taxing jurisdictions. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of the Fund in their particular circumstances.
Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Funds, and such changes often occur.

104

Organization and Capitalization

General
Harbor Funds is an open-end investment company established as a Massachusetts business trust in 1986 and reorganized as a Delaware statutory trust in 1993. Each share represents an equal proportionate interest in the Fund to which it relates with each other share in that Fund. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. Pursuant to the Investment Company Act, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and of any changes in fundamental investment restrictions or policies of such Fund. Pursuant to an exemptive order granted by the SEC, shareholders are not required to vote to approve a new or amended subadvisory agreement for subadvisers unaffiliated with the Adviser. Shares of a Fund will be voted with respect to that Fund only, except for the election of Trustees and the ratification of independent accountants. The Trustees are empowered, without shareholder approval, by the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws to create additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes. In addition, the Board of Trustees may determine to close, merge, liquidate or reorganize a Fund at any time in accordance with the Declaration of Trust and governing law.
Unless otherwise required by the Investment Company Act or the Declaration of Trust, Harbor has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares, and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.
The prospectuses and this Statement of Additional Information do not purport to create any contractual obligations between Harbor Funds or any Fund and its shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the Adviser and other service providers.
Prior to March 1, 2017, Harbor Global Leaders Fund was named Harbor Global Growth Fund.  Prior to September 1, 2021, Harbor Disruptive Innovation Fund was named Harbor Mid Cap Growth Fund. Prior to February 2, 2022, Harbor Core Plus Fund was named Harbor Bond Fund.

Shareholder and Trustee Liability
Harbor Funds is organized as a Delaware statutory trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that no Fund will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Adviser. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Adviser or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Adviser shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Adviser and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.
The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

25% or Greater Ownership
The following table identifies those investors who own 25% or more of each Fund’s shares (all share classes taken together) as of February 7, 2022, and are therefore presumed to control the  respective  Fund.
DOMESTIC EQUITY FUNDS
Shareholder Name	Capital Appreciation	Mid Cap	Mid Cap Value	Small Cap Growth	Strategic Growth
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	27%	52%	26%	31%	30%

105

Organization and Capitalization

25% or Greater Ownership — Continued
INTERNATIONAL & GLOBAL FUNDS
Shareholder Name	Diversified International All Cap	Emerging Markets Equity	Focused International	Global Leaders
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	70%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	42%	69%	—	26%

INTERNATIONAL & GLOBAL FUNDS — Continued
Shareholder Name	International Growth	International Small Cap	Overseas
C/O BMO HARRIS SWP OAKS, PA	27%	—	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	43%	68%

FIXED INCOME & MONEY MARKET FUNDS
Shareholder Name	Convertible Securities	Core Bond
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	26%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	39%	—
To the extent these shareholders have and exercise voting power with respect to shares of the Funds, their voting decisions will have a significant effect on the outcome of any matter submitted to shareholders of the  respective  Fund and/or the Trust generally.

106

Organization and Capitalization

5% or Greater Ownership
of Share Class
The following table identifies those investors who beneficially own 5% or more of the voting securities of a class of each Fund’s shares as of February 7, 2022.
DOMESTIC EQUITY FUNDS - INSTITUTIONAL CLASS
Shareholder Name	Capital Appreciation	Disruptive Innovation	Large Cap Value	Mid Cap
ATTN MUTUAL FUND ADMINISTRATOR OAKS, PA	—	—	—	52%
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	19%	—	13%	—
GREAT-WEST TRUST COMPANY LLC TTEE F GREENWOOD VLG, CO	10%	—	—	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	—	29%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD, MA	—	—	9%	—
LPL FINANCIAL NEW YORK, NY	—	—	13%	—
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	—	26%	11%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	27%	23%	17%	8%
RBC CAPITAL MARKETS LLC MINNEAPOLIS, MN	—	—	7%	—
TD AMERITRADE INC FOR THE OMAHA, NE	—	—	7%	—
WELLS FARGO CLEARING SERVICES, LLC SAINT LOUIS, MO	6%	11%	—	—

DOMESTIC EQUITY FUNDS - INSTITUTIONAL CLASS — Continued
Shareholder Name	Mid Cap Value	Small Cap Growth	Small Cap Value	Strategic Growth
ATTN MUTUAL FUND ADMINISTRATOR OAKS, PA	—	—	—	5%
CAPINCO MILWAUKEE, WI	—	—	—	12%
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	14%	13%	22%	12%
GREAT-WEST TRUST COMPANY LLC TTEE F GREENWOOD VLG, CO	14%	—	—	—
JOHN HANCOCK LIFE INSURANCE COMPANY BOSTON, MA	6%	—	—	—
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD, MA	—	5%	—	—
LPL FINANCIAL NEW YORK, NY	—	—	8%	—
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	—	—	6%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	18%	35%	13%	28%
PERSHING LLC JERSEY CITY, NJ	—	—	—	26%
TD AMERITRADE INC FOR THE OMAHA, NE	—	—	—	6%
UBATCO & CO LINCOLN, NE	—	13%	—	—
WELLS FARGO CLEARING SERVICES, LLC SAINT LOUIS, MO	9%	5%	30%	—

107

Organization and Capitalization

5% or Greater Ownershipof Share Class — Continued
DOMESTIC EQUITY FUNDS - ADMINISTRATIVE CLASS
Shareholder Name	Capital Appreciation	Disruptive Innovation	Large Cap Value	Mid Cap Value
ASCENSUS TRUST COMPANY FBO FARGO, ND	—	—	6%	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	10%	—	—	—
FIIOC COVINGTON, KY	9%	—	—	21%
GREAT-WEST TRUST COMPANY LLC TTEE F GREENWOOD VILLAGE, CO	—	15%	—	—
MATC FBO VARIOUS ALDER CREED PITTSBURGH, PA	—	—	—	7%
MATRIX TRUST COMPANY AS AGENT FOR TUPELO, MS	—	7%	—	—
MATRIX TRUST COMPANY CUST FBO DENVER, CO	—	—	7%	6%
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	7%	—	—	37%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	31%	38%	—	15%
RAYMOND JAMES & ASSOC INC ST PETERSBURG, FL	—	5%	—	—
RELIANCE TRUST CO CUST ATLANTA, GA	5%	—	68%	—
VANGUARD BROKERAGE SERVICES EL PASO, TX	—	20%	—	—
VANGUARD FIDUCIARY TRUST CO VALLEY FORGE, PA	14%	—	—	—

DOMESTIC EQUITY FUNDS - ADMINISTRATIVE CLASS — Continued
Shareholder Name	Small Cap Growth	Small Cap Value	Strategic Growth
ATTN MUTUAL FUND OPERATIONS PITTSBURGH, PA	16%	—	—
MATRIX TRUST COMPANY CUST FBO DENVER, CO	—	8%	—
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	—	8%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	60%	46%	—
PAI TRUST COMPANY INC DE PERE, WI	13%	—	—
TD AMERITRADE INC FOR THE OMAHA, NE	9%	—	100%

DOMESTIC EQUITY FUNDS - INVESTOR CLASS
Shareholder Name	Capital Appreciation	Disruptive Innovation	Large Cap Value	Mid Cap
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	33%	11%	29%	—
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	—	7%	—	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	23%	17%	38%	—
PERSHING LLC JERSEY CITY, NJ	—	—	—	93%
RC EE VANTAGEPOINT TRADITION IRA WASHINGTON, DC	—	31%	—	—

108

Organization and Capitalization

5% or Greater Ownershipof Share Class — Continued
DOMESTIC EQUITY FUNDS - INVESTOR CLASS — Continued
Shareholder Name	Capital Appreciation	Disruptive Innovation	Large Cap Value	Mid Cap
TD AMERITRADE INC FOR THE OMAHA, NE	7%	—	11%	—

DOMESTIC EQUITY FUNDS - INVESTOR CLASS — Continued
Shareholder Name	Mid Cap Value	Small Cap Growth	Small Cap Value	Strategic Growth
AMERICAN ENTERPRISE INVESTMENT SVC MINNEAPOLIS, MN	—	—	8%	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	31%	51%	23%	68%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	30%	17%	22%	—
NATIONWIDE TRUST COMPANY FSB COLUMBUS, OH	—	10%	—	—
PIMS/PRUDENTIAL RETIREMENT ISELIN, NJ	—	—	21%	—
RELIANCE TRUST COMPANY FBO ATLANTA, GA	—	6%	—	—
TD AMERITRADE INC FOR THE OMAHA, NE	8%	—	5%	26%
WELLS FARGO CLEARING SERVICES, LLC SAINT LOUIS, MO	—	—	5%	—

DOMESTIC EQUITY FUNDS - RETIREMENT CLASS
Shareholder Name	Capital Appreciation	Disruptive Innovation	Large Cap Value	Mid Cap
AHS HOSPITAL CORP MORRISTOWN, NJ	—	—	10%	—
ATTN MUTUAL FUND ADMINISTRATOR OAKS, PA	—	—	29%	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	8%	—	12%	—
C/O FASCORE GREENWOOD VILLAGE, CO	6%	38%	—	—
C/O MISSIONSQUARE RETIREMENT MARIETTA, GA	—	21%	—	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	—	19%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	28%	12%	14%	81%
SAXON & CO CLEVELAND, OH	—	—	23%	—

DOMESTIC EQUITY FUNDS - RETIREMENT CLASS — Continued
Shareholder Name	Mid Cap Value	Small Cap Growth	Small Cap Value	Strategic Growth
ASSOCIATED TRUST COMPANY FBO GREEN BAY, WI	—	15%	—	—
ATTN MUTUAL FUND OPERATIONS PITTSBURGH, PA	—	5%	—	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	—	—	11%	19%
DCGT AS TTEE AND/OR CUST DES MOINES, IA	—	19%	—	—

109

Organization and Capitalization

5% or Greater Ownershipof Share Class — Continued
DOMESTIC EQUITY FUNDS - RETIREMENT CLASS — Continued
Shareholder Name	Mid Cap Value	Small Cap Growth	Small Cap Value	Strategic Growth
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	—	—	15%	—
MID ATLANTIC TRUST COMPANY FBO PITTSBURGH, PA	—	—	—	22%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	72%	25%	18%	59%
PERSHING LLC JERSEY CITY, NJ	—	—	10%	—
RELIANCE TRUST CO. CUSTODIAN ATLANTA, GA	20%	—	—	—
VANGUARD FIDUCIARY TRUST CO VALLEY FORGE, PA	—	16%	—	—
VOYA INSTITUTIONAL TRUST COMPANY BRAINTREE, MA	—	11%	—	—
ZIONS FIRST NATIONAL BANK 0 SALT LAKE CTY, UT	—	—	16%	—

INTERNATIONAL & GLOBAL FUNDS - INSTITUTIONAL CLASS
Shareholder Name	Diversified International All Cap	Emerging Markets Equity	Focused International	Global Leaders
ATTN MUTUAL FUND ADMINISTRATOR OAKS, PA	15%	—	—	—
ATTN MUTUAL FUND OPERATIONS PITTSBURGH, PA	7%	—	—	—
BANK OF AMERICA CUSTODIAN FBO MFO DALLAS, TX	—	—	14%	—
CAPINCO MILWAUKEE, WI	9%	—	—	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	12%	—	5%	8%
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	72%	—
LPL FINANCIAL SAN DIEGO, CA	—	—	—	22%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	33%	61%	—	21%
PERSHING LLC JERSEY CITY, NJ	—	6%	—	—
RELIANCE TRUST CO FBO ATLANTA, GA	11%	—	—	—
TD AMERITRADE INC FOR THE OMAHA, NE	—	7%	—	—

INTERNATIONAL & GLOBAL FUNDS - INSTITUTIONAL CLASS — Continued
Shareholder Name	International	International Growth	International Small Cap	Overseas
ATTN MUTUAL FUND ADMINISTRATOR OAKS, PA	—	33%	—	—
ATTN MUTUAL FUND OPERATIONS PITTSBURGH, PA	—	—	8%	—
CAPINCO MILWAUKEE, WI	—	16%	—	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	25%	9%	6%	14%
FIDELITY DEPOSIT AND DISCOUNT BANK DUNMORE, PA	—	—	8%	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	53%	54%

110

Organization and Capitalization

5% or Greater Ownershipof Share Class — Continued
INTERNATIONAL & GLOBAL FUNDS - INSTITUTIONAL CLASS — Continued
Shareholder Name	International	International Growth	International Small Cap	Overseas
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	23%	19%	7%	—
SPRINGTRUST 3 OLNEY, MD	—	—	—	30%
VANGUARD BROKERAGE SERVICES EL PASO, TX	—	—	9%	—

INTERNATIONAL & GLOBAL FUNDS - ADMINISTRATIVE CLASS
Shareholder Name	Diversified International All Cap	Emerging Markets Equity	Global Leaders
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	—	—	32%
FIIOC COVINGTON, KY	—	—	6%
MATRIX TRUST COMPANY CUST FBO DENVER, CO	—	—	7%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	100%	—	6%
TD AMERITRADE FBO OMAHA, NE	—	100%	—
TD AMERITRADE INC FOR THE OMAHA, NE	—	—	42%

INTERNATIONAL & GLOBAL FUNDS - ADMINISTRATIVE CLASS — Continued
Shareholder Name	International	International Growth	International Small Cap
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	18%	—	—
EDWARDS LIFESCIENCES CORPORATION IRVINE, CA	10%	—	—
FIIOC COVINGTON, KY	—	21%	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	90%
MATRIX TRUST COMPANY CUST FBO DENVER, CO	—	12%	—
MID ATLANTIC TRUST COMPANY FBO PITTSBURGH, PA	—	5%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	25%	50%	—
PERSHING LLC JERSEY CITY, NJ	—	10%	—
STATE STREET BANK AND TRUST BOSTON, MA	6%	—	—
TD AMERITRADE INC FOR THE OMAHA, NE	—	—	10%

INTERNATIONAL & GLOBAL FUNDS - INVESTOR CLASS
Shareholder Name	Diversified International All Cap	Emerging Markets Equity	Focused International	Global Leaders
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	96%	87%	—	23%
DOUGLAS J SKINNER & NORTHBROOK, IL	—	—	59%	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	38%	—

111

Organization and Capitalization

5% or Greater Ownershipof Share Class — Continued
INTERNATIONAL & GLOBAL FUNDS - INVESTOR CLASS — Continued
Shareholder Name	Diversified International All Cap	Emerging Markets Equity	Focused International	Global Leaders
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	—	—	—	48%
TD AMERITRADE INC FOR THE OMAHA, NE	—	—	—	16%

INTERNATIONAL & GLOBAL FUNDS - INVESTOR CLASS — Continued
Shareholder Name	International	International Growth	International Small Cap	Overseas
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	36%	32%	32%	22%
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	23%	35%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	34%	17%	—	—
NATIONWIDE TRUST COMPANY FSB COLUMBUS, OH	—	10%	—	—
SSB&T CUSTODIAN FOR THE IRA OF SOUTHAVEN, MS	—	—	—	8%
TD AMERITRADE INC FOR THE OMAHA, NE	6%	14%	37%	24%
VANGUARD BROKERAGE SERVICES EL PASO, TX	—	9%	—	—

INTERNATIONAL & GLOBAL FUNDS - RETIREMENT CLASS
Shareholder Name	Diversified International All Cap	Emerging Markets Equity	Focused International	Global Leaders
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	11%	—	—	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	68%	—
INDIVIDUAL GLYNDON, MD	—	—	—	6%
INDIVIDUAL GLYNDON, MD	—	—	13%	15%
INDIVIDUAL FORT MYERS, FL	—	—	—	6%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	45%	100%	20%	24%
INDIVIDUAL FORT MYERS, FL	—	—	—	10%
VANGUARD FIDUCIARY TRUST CO VALLEY FORGE, PA	—	—	—	37%

INTERNATIONAL & GLOBAL FUNDS - RETIREMENT CLASS — Continued
Shareholder Name	International	International Growth	International Small Cap	Overseas
CAPINCO MILWAUKEE, WI	—	16%	—	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	—	10%	—	—
C/O FIDUCIARY TRUST COMPANY INTL NEW YORK, NY	—	8%	—	—
DCGT AS TTEE AND/OR CUST DES MOINES, IA	—	—	12%	—
EDWARD D JONES & CO MARYLAND HEIGHTS, MO	54%	—	—	—

112

Organization and Capitalization

5% or Greater Ownershipof Share Class — Continued
INTERNATIONAL & GLOBAL FUNDS - RETIREMENT CLASS — Continued
Shareholder Name	International	International Growth	International Small Cap	Overseas
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	—	92%
HOCO KANSAS CITY, MO	—	30%	—	—
INDIVIDUAL GLYNDON, MD	—	—	17%	—
MAC & CO A/C 796386 PITTSBURGH, PA	—	14%	—	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	15%	—	57%	8%
SAXON & CO. CLEVELAND, OH	6%	—	—	—
UMB AS CUSTODIAN FOR E-VALUATOR KANSAS CITY, MO	—	—	5%	—
WELLS FARGO BANK NA FBO MINNEAPOLIS, MN	6%	9%	—	—

FIXED INCOME & MONEY MARKET FUNDS - INSTITUTIONAL CLASS
Shareholder Name	Bond	Convertible Securities	Core Bond	High-Yield Bond	Money Market
ATTN MUTUAL FUND OPERATIONS PITTSBURGH, PA	—	19%	—	—	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	20%	8%	12%	29%	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	35%	—	—
HARBOR FUNDS DISTRIBUTORS INC CHICAGO, IL	—	—	—	—	5%
HARBOR TARGET RETIREMENT 2020 FUND CHICAGO, IL	—	—	5%	—	—
HARBOR TARGET RETIREMENT 2030 FUND CHICAGO, IL	—	—	6%	—	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	21%	48%	—	10%	9%
PERSHING LLC JERSEY CITY, NJ	8%	10%	—	—	—
RELIANCE TRUST CO FBO ATLANTA, GA	—	—	—	9%	—
TD AMERITRADE INC FOR THE OMAHA, NE	6%	—	—	—	—
VANGUARD BROKERAGE SERVICES EL PASO, TX	5%	—	—	—	—
WELLS FARGO BANK NA FBO MINNEAPOLIS, MN	—	—	14%	—	—
WELLS FARGO CLEARING SERVICES, LLC SAINT LOUIS, MO	—	—	—	10%	—

FIXED INCOME & MONEY MARKET FUNDS - ADMINISTRATIVE CLASS
Shareholder Name	Bond	Convertible Securities	High-Yield Bond	Money Market
AMERICAN ENTERPRISE INVESTMENT SVC MINNEAPOLIS, MN	9%	—	—	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	12%	—	—	—
C/O PACIFIC PREMIER TRUST OAKS, PA	—	99%	24%	—
GREAT-WEST TRUST COMPANY LLC TTEE GREENWOOD VILLAGE, CO	—	—	11%	—
MATRIX TRUST COMPANY AS AGENT FOR DENVER, CO	—	—	—	77%

113

Organization and Capitalization

5% or Greater Ownershipof Share Class — Continued
FIXED INCOME & MONEY MARKET FUNDS - ADMINISTRATIVE CLASS — Continued
Shareholder Name	Bond	Convertible Securities	High-Yield Bond	Money Market
MATRIX TRUST COMPANY CUST FBO DENVER, CO	—	—	—	7%
MID ATLANTIC TRUST COMPANY FBO PITTSBURGH, PA	8%	—	—	—
MILLENNIUM TRUST CO LLC OAK BROOK, IL	—	—	—	15%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	34%	—	15%	—
PERSHING LLC JERSEY CITY, NJ	5%	—	—	—
RELIANCE TRUST COMPANY FBO ATLANTA, GA	11%	—	—	—
TD AMERITRADE FBO OMAHA, NE	—	—	8%	—
VANGUARD BROKERAGE SERVICES EL PASO, TX	5%	—	—	—
VRSCO HOUSTON, TX	—	—	37%	—

FIXED INCOME & MONEY MARKET FUNDS - INVESTOR CLASS
Shareholder Name	Convertible Securities	High-Yield Bond
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	77%	22%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	5%	25%
PERSHING LLC JERSEY CITY, NJ	9%	—
RC EE VANTAGEPOINT TRADITION IRA WASHINGTON, DC	—	21%
TD AMERITRADE INC FOR THE OMAHA, NE	6%	10%

FIXED INCOME & MONEY MARKET FUNDS - RETIREMENT CLASS
Shareholder Name	Bond	Convertible Securities	Core Bond	High-Yield Bond
J.P. MORGAN SECURITIES LLC. NORTH BROOKLYN, NY	—	—	—	61%
KEYBANK NA CLEVELAND, OH	—	—	6%	7%
KNOXVILLE UTILITIES BOARD PENSION KNOXVILLE, TN	—	55%	—	—
MEG & COMPANY R/R JOHNSTOWN, PA	—	—	23%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	—	—	6%	20%
PRINCIPAL TRUST COMPANY DES MOINES, IA	—	—	7%	—
RELIANCE TRUST CO., CUSTODIAN ATLANTA, GA	9%	—	40%	—
STANDARD INSURANCE CO PORTLAND, OR	85%	—	—	—
U S BANK FBO MILWAUKEE, WI	—	42%	7%	—

114

Custodian

State Street Bank and Trust Company
State Street Bank and Trust Company (the “Custodian”) has been retained to act as custodian of the Funds’ assets and, in that capacity, maintains certain financial and accounting records of the Funds. The Custodian’s mailing address is State Street Financial Center, 1 Lincoln Street, Boston, MA 02111-2900.

115

Independent Registered Public Accounting Firm and Financial Statements

Ernst & Young LLP
Ernst & Young LLP, 155 North Wacker Drive, Chicago, IL 60606, serves as the Funds' independent registered public accounting firm, providing audit and tax services. The financial statements of the Funds as of and for the period ended October 31, 2021, have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are incorporated by reference in this Statement of Additional Information.

116

Appendix a – Proxy Voting

Certain of the Subadviser’s proxy voting policies and procedures make reference to Institutional Shareholder Services (“ISS”) and/or Glass, Lewis & Co. (“Glass Lewis”) voting guidelines.
ISS’s proxy voting guidelines can be accessed at issgovernance.com/policy-gateway/voting-policies/.
Glass Lewis’s proxy voting guidelines can be accessed at glasslewis.com/guidelines/.

Acadian Asset Management LLC
POLICY
Whether Acadian will have proxy voting responsibility on behalf of a separate account client is subject to negotiation as part of the overall investment management agreement executed with each client. We will have voting responsibility for all Acadian branded funds.
Should a separate account client desire that Acadian vote proxies on their behalf, Acadian will accept such authority and agree with the client as part of the investment management agreement whether votes should be cast in accordance with Acadian’s proxy voting policy or in accordance with a client specific proxy voting policy. Should the client wish to retain voting responsibility themselves, Acadian would have no further involvement in the voting process but would remain available to provide reasonable assistance to the client as needed.
Acadian utilizes the services of Institutional Shareholder Services (“ISS”), an unaffiliated proxy firm, to help manage the proxy voting process and to research and vote proxies. Acadian has adopted the ISS voting policies for use when contractually directed by the client to votes proxies on their behalf in accordance with our proxy voting policy. We review the ISS policies at least annually and believe that they are reasonably designed to ensure that we vote proxies in the best interest of clients and that our voting decisions are insulated from any potential material conflicts of interest.
Should a client contractually direct Acadian to vote proxies on their behalf in accordance with Client specific voting policies and procedures, we will still utilize the services of ISS to cast the votes in accordance with the client’s instructions.
When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.
PROCEDURES
Proxy Voting Guidelines
Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies when instructed by the client to do so. To assist in this effort, Acadian has retained ISS to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies is intended to help ensure that Acadian votes in the best interest of its clients and insulates Acadian’s voting decisions from any potential material conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client’s portfolio.
In specific instances where ISS will not vote a proxy, will not provide a voting recommendation, or other instances where there is an unusual cost or requirement related to a proxy vote, Acadian’s Head of Investment Operations will coordinate with members of our investment team to conduct an analysis to determine whether the costs related to the vote outweigh the potential benefit to our client. If we determine, in our discretion, that it is in the best of interest of our client not to participate in the vote Acadian will not participate in the vote on behalf of our client. If we determine that a vote would be in the best interest of our client, Acadian will provide voting direction back to ISS and ensure the vote is cast as they instruct.
Unless contrary instructions are received from a client, Acadian has instructed ISS to not vote proxies in so-called “share blocking” markets. Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client’s portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked. Shareholders who do not vote are not subject to the blocking procedure.

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Acadian Asset Management LLC — Continued
Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the ISS recommendation is in the best interest of clients. The reasons for any overrides and for voting against the ISS recommendation will be documented.
Conflicts of Interest
Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian’s interests. In these situations, ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.
If Acadian learns that a conflict of interest exists, the Head of Investment Operations will work with our compliance and investment team as needed to document (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.
Voting Policies
Acadian has adopted the proxy voting policies developed by ISS, summaries of which can be found at http://www.issgovernance.com/policy and which are deemed to be incorporated herein. The policies have been developed based on ISS’ independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.
Voting Process
Acadian’s Head of Investment Operations acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.
After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS Global Proxy Distribution Service and Broadridge’s Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Proxy voting records specific to a client’s account are available to each client upon request.
Proxy Voting Record
Acadian will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.
Obtaining a Voting Proxy Report
Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by contacting Acadian at 617-850-3500 or by email at compliance-reporting@acadian-asset.com.

Aristotle Capital Management, LLC
INTRODUCTION
Aristotle Capital Management, LLC (“Aristotle Capital”), in compliance with the principles of Rule 204-2 of the Advisers Act, has adopted and implemented policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Aristotle Capital has actually voted their proxies. While decisions about how to vote must be determined on a case-by-case basis, Aristotle Capital’s general policies and procedures for voting proxies are set forth below.

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Appendix a – Proxy Voting

Aristotle Capital Management, LLC — Continued
PROXY VOTING POLICIES AND PROCEDURES
Aristotle Capital believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Unless otherwise directed by the client, Aristotle Capital will vote proxies and will vote such proxies in the manner that, in its opinion, serves the best interests of the clients in accordance with this policy. When voting proxies for non-model holdings, Aristotle Capital will vote in accordance with Institutional Shareholder Services (“ISS”) recommendation. (Non-model holdings refers to securities where the client has provided instruction to Aristotle Capital to restrict trading the securities.) Otherwise, the following policies and procedures are implemented.
Aristotle Capital has contracted ISS to provide proxy voting support. Under the terms of its arrangement with ISS, Aristotle Capital directs each custodian to forward proxy ballots to ISS for processing. Aristotle Capital has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle Capital may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by the Chief Investment Officer (“CIO”) or his designee. All voting records are maintained by ISS, except that Aristotle Capital will maintain copies of any document created by Aristotle Capital that was material in making a determination of how to vote a “case-by-case” proxy or that memorializes the basis for that decision.
The following details Aristotle Capital’s philosophy and practice regarding the voting of proxies.
VOTING GUIDELINES
Aristotle Capital has adopted guidelines for certain types of matters to assist the CIO or designee in the review and voting of proxies on a case-by-case basis. These guidelines are set forth below:
1.
Corporate Governance
a.
Election of Directors and Similar Matters
In an uncontested election, Aristotle Capital will generally vote in favor of management’s proposed directors. In a contested election, Aristotle Capital will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s board of directors, Aristotle Capital will review any contested proposal on its merits.
Notwithstanding the foregoing, Aristotle Capital expects to support proposals to:
■
Limit directors’ liability and broaden directors’ indemnification rights;
And expects to generally vote against proposals to:
■
Adopt or continue the use of a classified board structure; and
■
Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).
b.
Audit Committee Approvals
Aristotle Capital generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. Aristotle Capital will generally vote to ratify management’s recommendation and selection of auditors.
c.
Shareholder Rights
Aristotle Capital may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis. Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:
■
Adopt confidential voting and independent tabulation of voting results; and
■
Require shareholder approval of poison pills;
And expects to generally vote against proposals to:
■
Adopt super-majority voting requirements; and
■
Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.
2.
Anti-Takeover Measures, Corporate Restructurings and Similar Matters
Aristotle Capital may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

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Aristotle Capital Management, LLC — Continued
Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:
■
Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);
■
Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the CIO deems them sufficiently limited in scope; and
■
Require shareholder approval of “poison pills.”
And expects to generally vote against proposals to:
■
Adopt classified boards of directors;
■
Reincorporate a company where the primary purpose appears to the CIO to be the creation of takeover defenses; and
■
Require a company to consider the non-financial effects of mergers or acquisitions.
3.
Capital Structure Proposals
Aristotle Capital will seek to evaluate capital structure proposals on their own merits on a case- by-case basis.
Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:
■
Eliminate preemptive rights.
4.
Compensation
a.
General
Aristotle Capital generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, Aristotle Capital generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Aristotle Capital may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.
Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:
■
Require shareholders approval of golden parachutes; and
■
Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.
And expects to generally vote against proposals to:
■
Adopt measures that appear to the CIO to arbitrarily limit executive or employee benefits.
5.
Stock Option Plans and Share Issuances
Aristotle Capital evaluates proposed stock option plans and share issuances on a case-by- case basis. In reviewing proposals regarding stock option plans and issuances, Aristotle Capital may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, we generally will vote against stock option plans. However, we will review these proposals on a case- by- case basis to determine that shareholders interests are being represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.
Notwithstanding the foregoing, Aristotle Capital expects to generally vote against proposals to:
■
Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.
6.
Corporate Responsibility and Social Issues
Aristotle Capital generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.
Aristotle Capital will consider proposals involving corporate responsibility and social issues on a case-by-case basis.
7.
Conflicts

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Appendix a – Proxy Voting

Aristotle Capital Management, LLC — Continued
In cases where Aristotle Capital is aware of a conflict between the interests of a client(s) and the interests of Aristotle Capital or an affiliated person of Aristotle Capital (e.g., a portfolio holding is a client or an affiliate of a client of Aristotle Capital), the Aristotle Capital will take the following steps:
(a) vote matters that are specifically covered by this Proxy Voting Policy (e.g., matters where the Aristotle Capital’s vote is strictly in accordance with this Policy and not in its discretion) in accordance with this Policy; and
(b) for other matters, contact the client for instructions with respect to how to vote the proxy.
8.
Disclosure of Proxy Voting Policy
Upon receiving a written request from a client, Aristotle Capital will provide a copy of this policy within a reasonable amount of time. If approved by the client, this policy and any requested records may be provided electronically.
9.
Recordkeeping
Aristotle Capital shall keep the following records for a period of at least five years, the first two in an easily accessible place:
(i)
A copy of this Policy;
(ii)
Proxy statements received regarding client securities;
(iii)
Records of votes cast on behalf of clients;
(iv)
Any documents prepared by Aristotle Capital that were material to making a decision how to vote, or that memorialized the basis for the decision; and
(v)
Records of client requests for proxy voting information.
Aristotle Capital may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Aristotle Capital that are maintained with a third party such as a proxy voting service, provided that Aristotle Capital has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.
10.
Proxy Voting for Accounts Subject to ERISA
The Department of Labor (“DOL”) provided investment managers the following guidance about their ERISA responsibilities, when voting proxies: Where the authority to manage plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a plan trustee regarding the voting of proxies.
The DOL has also indicated that an adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies. Appropriate steps include informing the plan sponsor and its trustees, bank custodian or broker-dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. When voting proxies, an investment manager must consider proxies as a plan asset and act solely in accordance with the economic interest of the plan and its participants and beneficiaries.
The DOL has also indicated that the adviser must consider any costs involved when voting proxies for plan assets. Adviser should evaluate material facts that form the basis for any particular voting decision or other exercise of shareholder right. Aristotle Capital may decide, after a facts and circumstances analysis, to refrain from voting if it is determined that a plan client would incur unreasonable costs.
The DOL has also indicated that the adviser must exercise prudence and diligence in the selection and monitoring of persons, if any, selected to advise or otherwise assist with exercises of shareholder rights. Aristotle Capital has contracted with ISS to provide proxy voting support and periodically reviews ISS guidelines as part of vendor oversight.
The DOL has also indicated that the adviser must properly document votes and that the named fiduciary has a duty to monitor the proxy voting process of the adviser. Advisers should be prepared to issue proxy voting reports to clients. Records of “solicitation” activities by issuers (or others) should be maintained. Records should reflect a verification of each proxy to each share in each account. Records should be maintained in such a manner that it is easy to backtrack. Copies of each executed ballot should be maintained. Aristotle Capital has access to proxy voting records through ISS and can issue copies of proxy voting reports to clients upon request. Aristotle Capital maintains a log of solicitations it receives from issuers or others.

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Appendix a – Proxy Voting

Baillie Gifford Overseas Limited
VOTING GUIDELINES
The Manager has adopted the Governance and Sustainability Principles and Guidelines (the “Guidelines”) to vote proxies related to securities held by the Funds.
The Guidelines are developed and administered by the ESG Team of the Baillie Gifford Group. This ESG Team sits alongside the investment teams and is responsible for the voting of proxies. The head of this ESG Team jointly reports to an investment partner of Baillie Gifford & Co., the parent of the Manager, and to the senior investment committee of the Investment Management Group of the Baillie Gifford Group.
The Guidelines cover the Manager’s approach to governance and sustainability matters including the following areas:
■
Board Effectiveness and Composition
■
Capital Allocation
■
Governance Processes and Disclosure
■
Remuneration
■
Sustainability
The Manager recognizes that given the range of markets in which the Funds invest, one set of standards is unlikely to be appropriate. The Guidelines consequently take an issues-based approach covering standards from a global perspective. The Guidelines include our definition of significant votes, which is required under SRD II regulation from the EU.
PRAGMATIC & FLEXIBLE APPROACH
The Manager recognizes that companies within markets operate under significantly differing conditions. The guidelines are intended to provide an insight into how the Manager approaches voting and engagement on behalf of clients with it important to note that the Manager assesses every company individually. With respect to voting, the Manager will evaluate proposals on a case-by-case basis, based on what it believes to be in the best long-term interests of the clients, rather than rigidly applying a policy.
In evaluating each proxy, the ESG Team follows the Guidelines, while also considering third party analysis, the Manager’s and its affiliates own research and discussions with company management.
The ESG Team oversees voting analysis and execution in conjunction with the investment managers The Manager may elect not to vote on certain proxies. While the Manager endeavors to vote a Fund’s shares in all markets, on occasion this may not be possible due to a practice known as share blocking, whereby voting shares would result in us being prevented from trading for a certain period of time. When voting in these markets, the Manager assesses the benefits of voting clients’ shares against the relevant restrictions. The Manager may also not vote where we have sold out of a stock following the record date.
CONFLICTS OF INTEREST
The Manager recognizes the importance of managing potential conflicts of interest that may exist when voting a proxy solicited by a company with whom the Baillie Gifford Group has a material business or personal relationship. The ESG Team of the Baillie Gifford Group is responsible for monitoring possible material conflicts of interest with respect to proxy voting.
For proxy votes that involve a potential conflict of interest that is not managed in line with our Conflicts of Interest policy, the ESG Team report the conflict to the Investment Management Group (IMG) for discussion. The ESG Team reports into the IMG which comprises of several senior Baillie Gifford partners. They review the voting rationale, consider whether business relationships between Baillie Gifford and the company have influenced the proposed vote and decide the course of action to be taken in the best interest of its clients.

Cedar Street Asset Management LLC
PROXY VOTING POLICY
Cedar Street frequently invests a material portion of the Funds’ capital in equity securities. As a registered investment adviser, the Firm owes its Investors a duty of care, loyalty and respect with regards to proxy voting activities conducted on behalf the Funds and Clients. In addition, as a fiduciary and a registered investment advisor, Cedar Street is required to vote (or abstain) proxies in a manner that is consistent with the best interests of the Firm’s Investors. Cedar Street will make these policies and procedures available to our Investors upon request. Also, we acknowledge that our Investors have a right to information about how we vote Fund proxies and we will also make that information available upon request.

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Appendix a – Proxy Voting

Cedar Street Asset Management LLC — Continued
What is the requirement?
In addition to voting in the best interests of their investors, SEC registered investment advisers must keep a record of all proxies received, the manner in which they voted and any documentation that was material to their decision to vote a particular way. Additionally, each registered adviser must have a policy and procedure that is designed to appropriately address conflicts of interest with respect to their proxy voting activity on behalf of clients. As a further point, registered advisers must also deliver their proxy voting log to any client upon their request.
How do we comply?
The CCO will ensure that the Firm retains the following records in connection with proxies:
■
The name of the issuer of the portfolio security;
■
The exchange ticker symbol of the portfolio security;
■
The Council on Uniform Securities Identification Procedures (“CUSIP”) number
■
for the portfolio security;
■
The date the proxy was received and reviewed by Cedar Street;
■
The date of the shareholder meeting date of the portfolio company;
■
Whether Cedar Street cast its vote on the matter;
■
How Cedar Street cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
■
Whether the registrant cast its vote for or against management.
Prior to voting proxies, Cedar Street will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines below. If a conflict is identified, Cedar Street will then make a determination (which may be in consultation with outside legal counsel or compliance consultants) as to whether the conflict is material or not. Cedar Street will proceed to vote proxies without material conflicts by majority. Cedar Street also has the flexibility to abstain from a particular proxy vote or to outsource a particular proxy vote to an independent third party when it is determined to be in the best interests of its Clients.
In voting proxies in the best interest of its Clients, Cedar Street will consider the specific strategy surrounding the equity investment. It will then apply the following proxy voting procedures:
Proxy Voting Procedures: The Firm’s Head of Trading and Operations or their designee including a third-party shareholder service provider, reviews proxy ballots and generally votes in accordance with the research recommendations of a major third-party institutional shareholder service provider that is an outsourced independent third party. If the Firm is no longer in a position in a particular security, the Firm will abstain from voting on that security.
Identification of Material Conflicts of Interest: As the Firm is utilizing a third-party shareholder service provider’s researched recommendations, any potential conflict has generally been mitigated. To the extent that the Firm wishes to vote contrary to a third-party shareholder service provider’s recommendations, it is understood that conflicts may arise, and conflicts of interest shall be reviewed prior to casting the Firm’s vote. Access Persons and Employees of Cedar Street are required to disclose relationships that may potentially cause conflicts of interest with respect to proxy voting including but not limited to records related to personal holdings, transactions in securities and records of Outside Business Activities as defined in the Firm’s Code of Ethics and relationships with officers and directors of publicly traded companies as defined in the Firm’s Code of Ethics. Additionally, both the Firm’s business arrangements and the business and personal relationships of Employees and Access Persons each have the potential to result in proxy voting conflicts of interest under certain circumstances.
As stated above, Access Persons and Employees are required to disclose any business arrangements or personal relationships or other relationships that have the potential to create proxy voting conflicts. In the event that any Employee or Access Person of the Firm becomes aware of the potential for a proxy voting conflict of interest, such Employee or Access Person is required to report such potential conflict to the CCO immediately. Failure to appropriately report information to the CCO that may constitute a material conflict of interest with respect to proxy voting constitutes a serious breach of Firm policy and may result in disciplinary action up to and including termination of employment.
The Firm’s CCO, or their designee will monitor third party shareholder service provider’s due diligence statements, regarding material conflicts of interest identified by each such third party shareholder service providing proxy research recommendations. No less than annually, the Firm’s CCO, or their designee will pull each third party shareholder service provider’s due diligence questionnaire, Form

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Appendix a – Proxy Voting

Cedar Street Asset Management LLC — Continued
ADV (where applicable), and any additional disclosure documents that may be applicable to conflicts of interest disclosed by each third party shareholder service provider utilized. Where necessary, the Firm’s CCO, or their designee, will reach out to the third party shareholder service provider’s compliance department to further clarify potential conflicts of interest.
Conflicts identified by any such disclosure may cause the Firm to vote proxies in a manner that is inconsistent with such third party shareholder service provider’s recommendation. In such instances where a conflict of interest has been identified between the Firm and a third party shareholder service provider proxy research recommendations, the Firm will vote based on the best interest of each Client, as identified in this proxy policy.
Third Party Shareholder Service Provider Due Diligence
On not less than an annual basis, the Firm’s CCO, or their designee, shall review the policies and procedures, reputation, and news involving each shareholder service provider’s ability to provide the Firm with accurate research. The CCO, or their designee’s evaluation of each shareholder service provider may include but is not limited to:
■
Departure of key stake holders, including executives, in the company;
■
Conflicts of interest that may influence the objective nature of research provided;
■
Affiliations that may affect the objective nature of research provided;
■
Active, pending or potential litigation ;
■
Enforcement actions by any administrative entity; and
■
Reputation including negative press.
The Firm’s CCO will take into consideration the overall ability of each shareholder service provider’s ability to provide ongoing research support.
Distribution of Proxy Voting Conflicts Questionnaire: If a proxy is received by the Firm, it must be delivered to the Firm’s CCO for review. The CCO is responsible for review of the Firm’s records that may constitute material conflicts of interest as described above. Following the review of the Firm’s records, at her discretion, the CCO may also distribute a questionnaire to all Access Persons and Employees indicating that a proxy related to a particular issue is in the Firm’s possession. Access Persons and Employees will have a prescribed period of time in which to report any additional potential conflicts of which they are aware prior to the Firm returning a proxy vote. Following the CCO’s review for conflicts and the distribution of the proxy conflict check notice, if no material conflicts of interest are noted, the Firm’s Head of Trading and Operations or designee will cast the proxy vote in a manner that is consistent with the best interests of the Firm’s Investors and provide a copy of such vote to the Firm’s CCO for appropriate recordkeeping.
Resolution of Material Conflicts of Interest: In the event that the review of Firm records or the proxy voting conflict questionnaire distribution or other records provided to the CCO indicate the presence or the potential presence of a material conflict of interest between the Firm and its Clients, a shareholder’s representative elected by the vote of the Client may be consulted in order to assess the appropriateness of the Firm’s vote on behalf of the Client. In the case of an individual Client, such Client may be individually consulted in order to assess the appropriateness of the Firm’s vote on behalf of such Client.
The Client or shareholder’s representative may be informed of the opinion of the Firm related to the vote but must also be informed of the potential conflict of interest in great detail, providing any and all information related to the conflict that is necessary to understand the nature of such conflict. Additionally, any further information requested by the shareholder’s representative or the Client related to the vote or the Firm’s conflict of interest must be provided directly to the shareholder’s representative or Client directly by the CCO.
In the event that Cedar Street does not vote in accordance with the research recommendations of a major third-party institutional shareholder service provider, and in the absence of specific voting guidelines from a Client, or shareholder’s representative, where applicable, Cedar Street will resolve material conflicts of interest by either abstention from voting such proxies, or voting such proxies in the best interests of each Client according to, but not limited to, the following factors:
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whether the proposal relates to a routine corporate housekeeping matter;
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whether the proposal’s anticipated costs and associated benefits with the
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proposal are in the best interests of the Client;
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whether the proposal was recommended by management and Cedar Street’s opinion of management;
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whether the proposal acts to entrench existing management, makes it more difficult to replace members of the issuer’s board or implicates other corporate governance matters; and

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Cedar Street Asset Management LLC — Continued
■
whether the proposal fairly compensates management for past and future performance, including the impact on liquidity if any.
Such factors may result in different voting results among Clients for proxies from the same issuer. Cedar Street will promptly forward any claim forms it receives to the Client’s custodian and provide reasonable assistance to the extent necessary (e.g. provide factual information in its possession as reasonably requested).

Comgest Asset Management International Limited
1. INTRODUCTION
Comgest looks to invest in companies whose “quality growth” generates sustainable value for their stakeholders and shareholders. Comgest does this on behalf of its clients and as such recognises and respects the fiduciary duties it owes to them to always act in their best interests.
2. VOTING PRINCIPLES THAT REFLECT COMGEST’S FUNDAMENTAL INVESTMENT BELIEFS
As a long-term investor, Comgest carries out in-depth examination of companies that present quality growth prospects and constantly looks to improve the depth and breadth of its stock selection. When it takes the decision to invest in a company, it engages with management in ongoing dialogue regarding matters it considers crucial and important. The firm also exercises its right to vote at shareholder meetings in accordance with corporate governance values and voting principles that have been determined with reference to regulations, industry standards, best practice, and the firm’s international experience.
In line with this commitment, Comgest became a member of the International Corporate Governance Network (ICGN) in 2009 and fully supports the ICGN Global Corporate Governance Principles. It also supports eight principles of the Japan Stewardship Code as well as the US Stewardship Code. In 2010, it became a signatory to the United Nations Principles for Responsible Investment that states “We will be active owners and incorporate Environmental, Social and Governance (ESG) issues into our ownership policies and practices”.
Balancing financial imperatives and Responsible Investment principles characterizes Comgest’s approach to voting and its conversations with company management in markets around the world.
In today’s global economy, diversity in understanding and approach to corporate governance, disclosure and transparency continues to prevail. In this context, some professional investors maintain that checks and double-checks can be counter-productive and that no governance system works better than “a seamless web of deserved trust.” While Comgest agrees that a one-size-fits-all model of governance can limit a company’s options and opportunities, the firm believes that a number of fundamental principles need to apply to all organizations that aim to be successful quality growth companies. The necessity and common sense of corporate responsibility guides Comgest’s voting principles. Careful consideration of individual company values and practices informs its decision making processes.
3. COMGEST VOTING PRINCIPLES
Comgest looks for and encourages the companies it invests in to apply the following four principles in their governance systems:
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Long-term performance orientation: companies should think big and plan long. Boards of directors, management and employees should be responsible for ensuring continuous improvement through all levels of the organization. Innovation and initiative should be part of the corporate culture. We believe a long-term performance orientation leads to better personal, team and financial performance and encourages employees to ‘go the extra mile’ for customers and shareholders.
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Accountability and transparency: executive and non-executive directors need to take full ownership of their duties and responsibilities, share information in a sufficiently open and timely manner, be able to answer questions and explain decisions, uphold trust and confidence and be fully accountable for the consequences of their actions.
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Honesty and integrity: compromising honesty and integrity can be disastrous for a company’s image, brand, morale and performance. Qualities, attributes and competencies that nurture and embrace honesty and integrity are vital to keeping a company whole, internally and externally. Companies should be vigilant, reliable and constantly seek to earn the trust of employees, customers and shareholders.
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Shared purpose and engagement: both executive and non-executive directors should align their own interests with what is best for the company. Managers should lead by example with respect to all of the company’s stakeholders and successfully engage with them via their vision, leadership and capacity to inspire trust. Similarly, each employee should understand how his or her role contributes to the successful realization of the company’s business purpose. Fundamentally, a company is a team and it takes a strong team of highly motivated people to achieve outstanding and sustainable long-term performance.

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Comgest Asset Management International Limited — Continued
Comgest’s voting policy aims to encourage and reinforce the inherent values contained within these four principles. In making its investment decisions, the firm looks for companies that are led by executive directors and guided by non-executive directors who embody, demonstrate and perpetuate these values.
The firm considers the principle of “one share one vote” to be fundamentally sound and, therefore, is not generally in favor of multiple share classes with various voting rights that allow some categories of shareholders to have more voting power than others.
Comgest does acknowledge, on the other hand, that there are instances in a company’s development that require a certain degree of freedom to be granted to accountable and ambitious entrepreneurs. In terms of its voting rights and responsibilities, Comgest regards these situations as exceptions that should arise only in limited circumstances; and when they do, there should be open dialogue and full disclosure from the company concerned in relation to capital allocations, operational results and financial performance.
In relation to the principles that Comgest applies to corporate governance, voting decisions are very carefully considered for each General Meeting. In deciding how to vote, the firm remains resolutely realistic and recognizes that the companies in which it invests operate at varied stages of development, in sectors with differing dynamics and in geographies with specific business cultures and practices. Accordingly, a rigid application of its Voting Rules may not always be appropriate. If the firm decides in exceptional circumstances to diverge from its Voting Rules, Comgest looks to ensure that its decision remains in line with its four overriding Voting Principles and documents the reason for its divergence.
Comgest may vote against company management recommendations when it feels that this is in the company’s and the shareholders’ best interests. In such cases, Comgest may explain to the company concerned its reasons for doing so and, in an ongoing dialogue, seek to guide management where necessary while encouraging compliance with international standards of governance and corporate best practice. Under certain circumstances, Comgest may decide to abstain from voting on a resolution where the proposal or disclosure is not good enough to justify its support, nor bad enough to justify a vote against it. This may occur when Comgest was not given sufficient opportunity to address questions in relation to the matter with the company.  Where this is the case, Comgest will often follow up with the company to subsequently address the point. Comgest provides a rationale for voting decisions it considers significant particularly where there was a vote against management, against shareholder resolutions, a vote was withheld or the vote was not in line with voting policy. At all times, Comgest seeks to act responsibly, in line with its role as a global investor committed to long-term, sustainable performance and focused on quality growth.
3.1
Board of directors
3.1.1
Role of the board of directors
Comgest considers that the role of a company’s board of directors should encompass the following elements:
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Defining and communicating business strategy
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Reviewing on a regular basis the execution of strategy
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Guiding and questioning company management with regard to the planning of financial and non financial resources and capital allocations
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Taking responsibility for the appointment, departure, and if necessary dismissal, of executive directors and board members, through appropriate succession plans and effective nomination and appointment processes
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Ensuring that compensation of executive managers is consistent with their achievements and the company’s long-term strategic objectives
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Overseeing the accuracy and effectiveness of company accounting, risk and management systems
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Ensuring the integrity of the company’s practices, the quality of its corporate culture and the strength and value of its brand(s).
Given the essential nature of their mission, Comgest looks for non-executive board members who exhibit the following characteristics: vision, high levels of competence, independence, ability to engage and guide management, integrity, availability and commitment to serving the long-term interests of the company’s shareholders. For Comgest, the importance of these qualities and attributes cannot be overstated as the directors are the shareholders main means of influencing the conduct of the company.
3.1.2
Board size

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Comgest Asset Management International Limited — Continued
Regarding board size, Comgest typically favors boards composed of 6 to 12 members. A number below 6 decreases the opportunities for exchange of differing opinions and points of view, and reduces the levels of collective experience and expertise required to develop strategy and adequately guide and oversee the company’s operations. Comgest believes that boards with more than 12 members may result in some members not making an optimal contribution to discussion and decision making.
3.1.3
Independent board members
With regard to independence, Comgest considers that the number of independent board members of non-controlled companies (in terms of voting rights) should be at least a third of the total number, with more than half being an optimal proportion. With regards to controlled companies (in terms of voting rights), the proportion of board independence should, at a minimum, be in line with the free-float. In general, Comgest does not consider the following types of board members to be independent:
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Current or former executives or employees of the company
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Executive’s parents or other immediate family members
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Shareholders, or shareholders’ representatives, who hold more than 5% of total existing shares
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Customers, suppliers, service providers, or advisors, including investment bankers, lawyers and former auditors
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Board members who have been on the board for more than 12 years.
In cases where employee representatives (also including employee shareholder representatives) sit on the board, Comgest typically excludes them from the count of members in terms of determining board independence.
3.1.4
Director competence
The notion of competence is broadly defined as: business experience in fields relevant to the strategy of the company (specific know-how or sectorial background), subject matter expertise in specific domains (for instance, science or technology), or a specific area or areas of expertise that help the company achieve its business objectives.
3.1.5
Board nominations
In general, Comgest supports management-proposed nominees for election to the board in instances where:
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The company has provided adequate disclosure regarding its nominees
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There are no known problems with the company’s finances or financial statements
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Based on the knowledge in its possession, Comgest is confident there are no conflicts of interest or other issues that may cast doubt on the nomination
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The nominees have not missed more than 25% of the board’s scheduled meetings, unless an adequate excuse has been provided.
Comgest may raise objections with regard to an entire board, a committee, or individual nominees, in instances where the nominee(s) are seen as being:
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Responsible for a material failure of governance or business ethics
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Involved in or responsible for proven environmental and/or social malpractice
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Responsible for failing to replace management when appropriate
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Responsible for egregious actions on another board that call into question his or her ability to serve shareholders’ best interests
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Where a known conflict of interest could damage the company’s reputation or otherwise adversely affect the company.
It should be noted that Comgest is not in favor of staggered boards, cumulative voting or bundled elections.
3.1.6
Chairman of the board
The chairman of the board has specific responsibilities as leader and he or she needs to demonstrate accountability for the effective functioning of the board. Among his or her personal qualities, Comgest places emphasis on a propensity to encourage and support a culture of openness and constructive debate. This allows a wide range of views to be expressed to assist the process of forming opinions and making sound decisions. The chairman’s role also requires the ability to inspire the intrinsic motivation of all board members in a manner that is clear and consequential.

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Comgest Asset Management International Limited — Continued
The chairman should be fully independent to ensure objectivity and enable high quality discussion and debate to take place within the board. In addition, Comgest is of the view that the positions of chairman and CEO should be separated. If this is not the case, a lead independent director should be designated and accessible to shareholders. The lead independent director should have full authority to set the board agenda along with the board chairman and to call a board meeting if he or she considers it necessary.
3.1.7
Number of directorships held
Comgest usually votes against the election of non-executive directors serving on more than 5 boards (including the one under consideration), and against the election of executive directors serving on more than 2 boards (including the one under consideration). This rule does not, however, necessarily apply in the case of boards of companies within the same group or corporate structure.
3.1.8
Board diversity
The culture of a company and its board of directors can play a key role in the success or failure of the company. As a general rule, Comgest is in favor of a diverse board composition as cognitive diversity assists in identifying risk, enriching debate, decision making on complex topics and building collective knowledge. Indeed, the dangers inherent in ‘Group Think’ are reduced via cognitive, social and cultural diversity.
Comgest does not restrict the concept of board diversity to gender diversity. It believes that a board should be composed of directors with different backgrounds, skills, nationalities, ages, tenure etc. as demanded by the company’s business strategy and objectives. In regard to gender diversity, Comgest generally does not support the re-election of a nomination committee chairman if there is not at least one woman on a board of less than 10 members or two women on a board of more than 10 members. This application of this rule may vary depending on the company’s country of origin, local practices and governance codes. In the U.S., the lack of ethnic diversity on the board can also be a criteria used to decide if Comgest should support or not the re-election of a nomination committee chairman.
3.1.9
Board committees
Board committees make the work of the board more efficient on topics requiring specific expertise and/or greater independence. Generally speaking, Comgest favors boards that have committees in charge of audit, remuneration and nomination matters. Depending on their core activities, some companies may benefit from having additional board committees, for example in relation to risk, strategy, Corporate Social Responsibility and innovation.
3.1.9.1
Audit committee
Given the importance and complex nature of the audit process and the degree of expert interpretation required in applying different accounting standards and concepts, financial accounting quality needs to be overseen by a committee with sufficient technical expertise, critical thinking and no conflicts of interest.
All members of the Audit Committee should be fully independent. The committee should include, at the very least, one member with the relevant financial expertise and experience required to oversee:
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accounting practices,
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internal audit and risk management functions
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and the provision of external audit and non-audit services by selected accounting firms.
Comgest expects Audit Committee reporting to provide comprehensive information and insights into the financial health of the company.
Comgest is in favor of the practice whereby companies change their auditors at regular and timely intervals. If billing of non-audit services exceeds 50% of combined audit/non-audit service billing, then Comgest will typically vote against the renewal of the audit mandate unless it is convinced of valid extenuating circumstances.
3.1.9.2
Remuneration committee
Comgest believes that remuneration committees, responsible for designing remuneration plans for senior executives, should be at least two thirds independent and its chair should be independent. While incentives certainly drive behaviors and a company’s ability to recruit suitably skilled and talented executives, remuneration should not be the sole source of motivation. The remuneration committee should think strategically about long-term value creation when setting performance targets and selecting and articulating performance criteria.

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Comgest Asset Management International Limited — Continued
In the majority of cases, Comgest believes that the company should design and implement a simple and coherent remuneration structure for all levels of management within the organization via collaboration between the remuneration committee and the company’s human resources department.
3.1.9.3
Nomination committee
The nomination committee should be at least two thirds independent and its chair should be independent. Ideally, the company should be able to explain why a nominee has been chosen over potentially dozens of other legitimate candidates.
In particular, a company should disclose, on an annual basis, its definitions of independence and competence, and explain how relevant executive and non-executive directors meet these criteria and any exceptions that may exist. The formal nomination process, including succession planning, should be completely transparent and detailed in a timely fashion in the company’s quarterly and annual reports.
3.1.10
Remuneration of non-executive board members
Comgest is generally not in favor of non-executive board members receiving shares in the company and is typically opposed to stock options as compensation due to their potential to encourage risk taking. However, Comgest is generally in favor of non-executive board members acquiring shareholdings in the company through their own means.
In terms of salary, board member remuneration ought to remain fair and reasonable so as to best ensure independence and be of a sufficient nature to adequately compensate directors for their efforts.
3.2
Compensation
Most employees have a sense of fairness when it comes to levels of compensation. Accordingly, compensation below a perceived level of fairness can leave employees feeling dissatisfied, a situation that typically impacts loyalty, engagement and performance. On the other hand, academic research and empirical evidence show that when the employer meets a perceived threshold, or pays above it, the extra compensation does not necessarily translate into stronger performance. Comgest recognizes that remuneration systems that include fixed and variable components and value the realization of outstanding results can be beneficial to a company’s overall performance.
3.2.1
Executive remuneration
Comgest takes into account multiple factors when evaluating a company’s executive remuneration practices and will vote on a case-by-case basis on pay proposals.
Comgest generally supports remuneration policies that provide shareholders with:
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Comprehensive disclosure
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Appropriate alignment between executive remuneration and company performance that is determined by clear, relevant and challenging performance criteria
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A long-term vision for the company
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Avoidance of arrangements that risk “paying for failure”
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Evidence of an independent and effective remuneration committee.
While comprehensive disclosure should exist with regard to remuneration policy and the criteria used to determine performance targets, Comgest understands that in some instances, specific targets with regard to future performance can only be partially revealed due to reasons of confidentiality.
Comgest supports remuneration practices based on non-financial factors, such as ESG considerations, where they are detailed and appropriate. Such incentives need to be analyzed in the context of opportunities and risks linked to value creation processes.
3.2.2
Equity-based compensation
Comgest is in favor of the allocation of free shares or shares with a discounted price as incentives for employees, provided that the plan covers a majority of employees. The plan does not necessarily need to comprise performance hurdles.
For executives, Comgest generally votes against stock option plans and performance shares, or amendments to existing plans, in instances where:
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It is not a five-year plan with, for example, a minimum vesting cycle of three years and a lock-up period of two years
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The plan permits options to be issued with an exercise price at a discount to current market price (except in the case of Japanese deep-discount stock options plans which are long-term compensation schemes in which the vesting period lasts until retirement)

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Comgest Asset Management International Limited — Continued
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The maximum dilution exceeds established guidelines of 3 percent of issued capital for a mature company and 5 percent for a growth company.
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Performance targets for the attribution and/or the vesting of share options are not challenging enough.
3.2.3
Other types of compensation
Comgest normally votes against golden parachute provisions or welcome-on-board bonuses. It carefully reviews on a case-by-case basis severance payments and pension schemes.
3.3
Transactions
As certain decisions and transactions are specific to the context of each company, Comgest votes on a case-by-case basis with regard to:
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Strategic transactions
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Reorganization and restructuring
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Mergers and acquisitions
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Expansion of business activities.
It is the firm’s view that the company AGM should ratify any related party transactions that have the potential to raise conflicts of interest.
3.4
Anti-takeover mechanisms
Comgest is generally opposed to anti-takeover mechanisms unless it can be established that they are in the company’s long-term best interests.
3.5
Change in capital
Share issuance, repurchase, and reissuance of repurchased shares are matters that should be submitted to a vote at the company’s AGM. Comgest looks for high levels of disclosure, ratification and always treats any such instance on a case by case basis, taking into consideration local laws and practices. Generally speaking, Comgest is opposed to the dilution of existing shareholder rights and holdings and the creation of any potential imbalances between shareholders categories. Comgest is in favor of maintaining the principle of “one share, one vote, one dividend”.
3.6
Shareholder proposals
Comgest usually supports shareholder proposals that are deemed to be in the long-term interest of all shareholders. For instance, Comgest is generally in favor of shareholder proposals that require greater transparency on topics such as political donations, climate risks or fair treatment of employees.
4. ENGAGEMENT
Ahead of general meetings Comgest may engage with companies on specific ESG issues on the general meeting agenda. Generally top management’s remuneration and shareholders’ rights are the main topics that are discussed with companies.
These engagement actions in the context of general meetings may be initiated by Comgest, by a group of investors including Comgest (collaborative engagement) or by the companies themselves when they want to know investors’ views on specific topics to adjust the content of resolutions.
Engaging with companies is useful for Comgest to collect more information on particular corporate issues and also to influence companies’ corporate governance in a direction that is in line with minority shareholders’ interests and which makes top executives more accountable.
5. EXERCISE OF VOTING RIGHTS
As an active investor and signatory to the UN Principles for Responsible Investment, Comgest’s objective is to vote systematically at all shareholder meetings when it is technically possible to do so and deemed in the interest of the shareholders.
The voting process described below applies to Comgest’s public funds and segregated accounts of clients who have asked Comgest to vote on their behalf.
Comgest does not delegate or outsource votes. Voting decisions are taken by the Comgest entity managing the portfolio with the support of the lead analysts for the stock concerned. Each lead analyst is responsible for following the general meetings (ordinary/special) of the companies that he or she follows and for assisting the investment manager in executing Comgest’s Voting Policy.
Comgest analysts may physically attend general meetings for important issues.
5.1
Proxy voting platform

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Comgest Asset Management International Limited — Continued
To make voting as efficient as possible, Comgest uses the services of ISS (Institutional Shareholders Services), a leading proxy voting service provider. The ISS web-based proxy voting platform notifies Comgest of its investee company general meetings.
As soon as a general meeting is scheduled to take place, the firm is informed of the agenda by the ISS platform where voting recommendations developed in accordance with the Comgest voting principles can be downloaded. Where it receives data directly from custodians, the platform also informs Comgest as to how many shares it is able to vote on in each account that it manages.
The platform allows Comgest to vote electronically at almost every general meeting in every country where it invests.
5.2
Proxy voting - potential conflicts of interest
Comgest has implemented policies and procedures in order to prevent and manage potential conflicts of interest. In looking to avoid conflicts that may arise during the proxy voting process, Comgest considers a number of factors and procedures, including:
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Votes are based on pre-determined Proxy Voting Rules and any deviations have to be justified, thereby limiting discretion of fund managers/advisors and analysts.
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Comgest is an independent company and we only provide asset management services, therefore, conflicts do not arise through other activities or through relationships with affiliates carrying out other activities.
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Employees are required to report any positions held in other companies (e.g. directorships). With the exception of Comgest funds, employees do not sit on boards or hold other positions in the companies in which we invest.
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We abstain from voting where a conflict of interest may arise, e.g. when a client account is invested in a Comgest fund.
All employees are required to raise any potential conflict of interest to the Compliance Officer of the entity concerned, a solution is sought and the conflict is logged.
5.3
Comgest voting rules
Comgest’s voting rules derive directly from Comgest’s Voting Principles. Specific voting rules have been defined on a regional or national basis in collaboration with the ISS team dedicated to proxy voting policy customization. These voting rules are fully in line with Comgest’s approach to responsible investment.
Voting recommendations reflecting the Comgest Voting Rules are produced by ISS Social Advisory Services for each general meeting. These recommendations in written form comprise the key documentation for the voting process.
5.4
The ESG team’s role
Comgest’s ESG team is responsible for overseeing implementation of the firm’s Voting Principles and reviews its Voting Rules every year on a region-by-region basis.
The team is also in charge of overseeing and coordinating voting activity across Comgest’s regional investment teams to ensure the voting process is implemented correctly. This includes supporting each regional investment team and assisting lead analysts in reviewing and commenting on the resolutions subject to vote.

EARNEST Partners LLC
PROXY POLICIES
As a general rule, EARNEST Partners (hereinafter referred to as “Adviser”, “We”, or “Us”) will accept authority to vote Client securities. The Adviser and the Client will agree upon the scope of the Adviser’s authority and responsibilities to vote proxies on behalf of the Client in an investment management agreement. Clients can generally direct Us in writing to vote on their behalf according to specific proxy voting guidelines or how to vote on their behalf in a particular solicitation. Absent any written direction from the Client and provided We (or our designee, as applicable) receive the proxies timely and in good order, We will seek to vote the proxies in accordance with our then current proxy voting policies and procedures as generally described below.
In addition, the following will generally be adhered to unless the Adviser is instructed otherwise in writing by the Client:
■
The Adviser will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.
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The Adviser will not announce its voting intentions or the reasons for a particular vote.
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The Adviser will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

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EARNEST Partners LLC — Continued
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The Adviser will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.
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All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Adviser’s concerns for its Clients’ interests and not in an attempt to influence the control of management.
PROXY PROCEDURES
The Adviser has designated a Proxy Director. The Proxy Director, in consultation with the Adviser’s Investment Team, will consider each issue presented on each portfolio company proxy. The Proxy Director will also use available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Absent any written direction from the Client, proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and the Adviser’s Proxy Voting Guidelines (currently Institutional Shareholder Services (ISS) Taft-Hartley Proxy Voting Guidelines with respect to institutional Clients subject to The Employee Retirement Income Security Act of 1974 (ERISA), ISS Public Fund Proxy Voting Guidelines with respect to institutional Clients that are state or municipal government entities, and ISS Sustainability Proxy Voting Guidelines for all other Clients, as determined by the Adviser). Therefore, it is possible that actual votes may differ from the general policies and the Adviser’s Proxy Voting Guidelines. Adviser utilizes an electronic vote management system (currently ISS) that generally: (1) populates Adviser’s votes shown on the electronic voting platform with recommendations based on Adviser’s Proxy Voting Guidelines described above (“pre-population”); and (2) automatically submits Adviser’s votes to be counted (“automated voting”). Pre-population and automated voting generally occur prior to the submission deadline for proxies to be voted at the shareholder meeting. In the event new material public information becomes available or a report is found to contain a material error, a proxy alert (“alert”) is issued to inform Adviser of any corrections and, if necessary, any resulting changes in the vote recommendations. Alerts are distributed to Adviser through the same platform used to distribute the regular research and voting recommendations. This ensures that Adviser receives each alert related to an original report, which is attached to the relevant original company meeting report. If Adviser has cast its vote before receiving an alert, Adviser may cancel and change its vote at any time before the meeting cut-off date, if Adviser determines that such a change is warranted by the new information. In the case where the Adviser believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently ISS) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict of interest. In general, ISS Taft-Hartley Proxy Voting Guidelines have a worker-owner view of long-term corporate value based on the AFL-CIO proxy voting guidelines orientation, ISS Public Fund Proxy Voting Guidelines have a long-term best interests of public plan participants and beneficiaries orientation, and ISS Sustainability Proxy Voting Guidelines have a Principles for Responsible Investment (PRI) orientation. In the event the services of an outside third-party professional are not available in connection with a conflict of interest, the Adviser will seek the advice of the Client.
A detailed description of the Adviser’s specific Proxy Voting Guidelines will be furnished upon written request. You may also obtain information about how the Adviser has voted with respect to portfolio company securities by calling, writing, or emailing Us at:
EARNEST Partners
1180 Peachtree Street NE, Suite 2300
Atlanta, GA 30309
invest@earnestpartners.com
404-815-8772
The Adviser reserves the right to change these policies and procedures at any time without notice.

Income Research + Management
PROXY VOTING POLICY
Income Research & Management’s (“IR+M”) policy regarding proxy voting (the “Proxy Policy”) consists of (1) the statement of policy, (2) identification of the person(s) responsible for implementing this policy, (3) the procedures adopted by IR+M to implement the policy, and (4) the guidelines utilized by IR+M when enacting this policy.
Statement of Policy
The Advisers Act requires IR+M at all times to act solely in the best interest of its clients. Rule 206(4)-6 of the Advisers Act requires any adviser who votes proxies on behalf of clients to have written policies and procedures that are reasonably designed to ensure an adviser votes such proxies in the best interest of clients.

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Income Research + Management — Continued
It is generally IR+M’s policy that each client is responsible for voting all of the proxies with respect to the securities he ld in their accounts. Therefore, IR+M has adopted a Proxy Policy that it believes is reasonably designed to ensure that IR+M does not vote proxies for its clients, and that all proxy materials are forwarded to clients so that they can exercise their voting authority. In the event that IR+M has been delegated the responsibility to vote proxies on behalf of a client, this Proxy Policy addresses the treatment of this circumstance. Such proxies will be voted pursuant to the proxy voting guidelines below. For IR&M Private Funds, the custodian, BNY Mellon, is instructed to send proxy ballots to IR+M. Similarly, IR+M has instructed Global Trust Company, the Trustee for the IR+M Collective Investment Trust (CITs) to forward all proxies received to IR+M as it has legal authority to vote proxies. Such proxies will be reviewed for applicability according to our process and if appropriate will be processed pursuant to the voting guidelines set forth in the Proxy Policy.
Who is Responsible for Implementing this Policy?
The Chief Compliance Officer (“CCO”) is responsible for the overall implementation and monitoring of this policy. The CCO can delegate any of his or her responsibilities under this policy to another person (the “Delegate”).
Procedures to Implement this Policy
Client Disclosure
The Advisers Act requires IR+M to provide clients with a description of its proxy voting policy. IR+M takes the necessary steps to ensure that clients are provided with adequate disclosure as to the parameters of the Proxy Policy. All clients and prospective clients will receive disclosure of a summary of the Proxy Policy on Form ADV Part 2.
In the event IR+M votes proxies on behalf of a client, IR+M will, upon request from the client, provide a record of how such proxy votes were cast on behalf of that client.
Administration
In implementing these procedures, IR+M will ensure:
■
The appropriate employees are aware of IR+M’s general policy not to vote proxies on behalf of its clients, and that any exceptions to this policy are documented.
■
Voting responsibility between IR+M and the client is clear in the investment management agreement.
■
Any proxies that are received by IR+M are forwarded on to the client in a timely manner, if IR+M is not responsible for voting such proxies.
■
Our clients may obtain a copy of the Proxy Policy upon request.
Maintaining Records
IR+M creates and maintains appropriate records to ensure proper implementation and administration of this policy and will preserve such records in accordance with our internal policies.
Guidelines
If IR+M is delegated voting authority, it is generally our policy to vote in accordance with the issuer’s management recommendation absent countervailing considerations. If we believe the issuer’s management position on a particular issue is not in the best interests of our clients, we will vote contrary to the issuer’s management’s recommendation. IR+M will apply these same guidelines for voting proxies to all such accounts for which it has voting authority.
Conflicts of Interest
A material conflict of interest may arise in the course of IR+M’s proxy voting activities. Such a conflict of interest might exist when (1) an issuer who is soliciting proxy votes also has a client relationship with IR+M, (2) an IR+M client is involved in a proxy contest, or (3) when an IR+M employee has a personal interest in a proxy matter. When such a conflict of interest does arise, and in order to insure that proxies are voted solely in IR+M’s clients’ best interests, the CCO may consult the Executive Committee of IR+M, as well as legal counsel to help determine how the items of a particular proxy ballot should be voted.
Effective: September 2009
Revised: April 2018

Jennison Associates, LLC
I. POLICY
Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.

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In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.
Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. We recognize that the nature of ballot issues, including environmental and social issues (“ESG”), can vary widely depending on the company, industry practices, the company’s operations and geographic footprint, to name a few, and will consider relevant issues, including ESG issues, in a manner consistent with our fiduciary duties and the goal of maximizing shareholder value
Jennison’s proxy voting policy and procedures and proxy voting records are publically available on our website. Clients may obtain a copy of our guidelines, as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.
II. PROCEDURES
Proxy Voting Guidelines
Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except, where appropriate, when Jennison accepts custom guidelines.
The Guidelines are reviewed annually and as necessary by the Company’s Proxy Voting Committee and Investment Professionals, and are revised when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following confirmation of any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.
If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting. The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional.
The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.
Client-Specific Voting Mandates
Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines, or may indicate that the Company is not responsible for voting the client’s proxies. We try to accommodate such requests where appropriate.
The Proxy Team reviews client specific voting instructions and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.
Use of a Third Party Voting Service
Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines; however, notwithstanding the Guidelines, Investment Professionals for fundamental strategies are responsible for reviewing the facts and circumstances related to each proposal in order to make all final voting decisions.
Identifying and Addressing Potential Material Conflicts of Interest
There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:
■
Jennison managing the pension plan of the issuer.
■
Jennison or its affiliates have a material business relationship with the issuer.
■
Jennison investment professionals who are related to a person who is senior management or a director at a public company.
■
Jennison has a material investment in a security that the investment professional who is responsible for voting that security’s proxy also holds the same security personally.

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If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.
If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.
Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.
Quantitatively Derived Holdings and the Jennison Managed Accounts
In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.
International Holdings
Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.
In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.
Securities Lending
Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.
Disclosure to Advisory Clients
Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be directed to the client service representative responsible for the client’s account who will coordinate with the Proxy Team.
Compliance Reporting for Investment Companies
Upon request, the Proxy Team will provide to each investment company for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.
III. INTERNAL CONTROLS
Supervisory Notification
The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides ensuring that they were made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.
The Proxy Voting Committee
The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:
■
Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.
■
Review the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.
■
Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.

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■
Review all Guideline overrides.
■
Review quarterly voting metrics and analysis published by the Proxy Team.
■
Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services.
■
The Committee will consider the following factors while conducting their review:
■
Accuracy and completeness of research reports.
■
Engagement with issuers.
■
Potential conflicts of interest.
■
Overall administration of Jennison’s proxy voting recommendations.
IV. ESCALATING CONCERNS
Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.
V. DISCIPLINE AND SANCTIONS
All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.

LSV Asset Management
LSV Asset Management’s (“LSV”) standard investment management agreement expressly authorizes LSV to vote proxies on behalf of the client’s account. Therefore, unless the client expressly reserves proxy voting responsibility, it is LSV’s responsibility to vote proxies relating to securities held for the client’s account.
ERISA Clients
With respect to ERISA plan clients, unless proxy voting responsibility has been expressly reserved, LSV, as the investment adviser for the account, must, subject to this policy, seek to vote all proxies relating to securities held for the plan’s account. If LSV is responsible for voting, LSV shall make appropriate arrangements with each account custodian to have proxies forwarded on a timely basis to the appropriate person, and shall endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials. Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client’s investment. Proxy voting decisions must be made solely in the best interests of the client’s account. In voting proxies, LSV is required to consider those factors that may affect the value of the client’s investment and may not subordinate the interests of the client to unrelated objectives.
General Policies
LSV has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted. LSV has engaged an expert independent third party to design guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients’ best interests are served by voting decisions. Clients are sent a copy of their respective guidelines on an annual basis.
LSV’s quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. As a result, LSV does not consider proxy voting to be a material factor in its investment strategy or results. LSV, therefore, has retained an expert independent third party to assist in proxy voting, currently Glass Lewis & Co. (“GLC”). LSV’s selection of GLC was made after careful consideration of GLC’s proxy voting services, including related voting policies and expertise. GLC implements LSV’s proxy voting process, develops proxy voting guidelines and provides analysis of proxy issues on a case-by-case basis. If LSV is responsible for voting proxies for a client, LSV will vote in accordance with GLC’s guidelines, which can be found at https://www.glasslewis.com/guidelines. Those guidelines generally are aligned with LSV’s investment goals, and LSV’s use of GLC, therefore, is not a delegation of LSV’s fiduciary obligation to vote proxies for clients. GLC’s guidelines have been developed based on, among other things, GLC’s focus on facilitating shareholder voting in favor of governance structures that drive performance and create shareholder value. LSV believes that GLC’s guidelines are reasonably designed to ensure that proxies are voted in the best interests of LSV’s clients. Although it is expected to be rare, LSV reserves the right to vote issues contrary to,

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LSV Asset Management — Continued
or issues not covered by, GLC’s guidelines when LSV believes it is in the best interests of the client and LSV does not have a material conflict of interest. In certain circumstances, clients are permitted to direct their vote in a particular solicitation. Direction from a client on a particular proxy vote will take precedence over GLC’s guidelines. Where the client has engaged LSV to vote proxies and has also provided proxy voting guidelines to LSV, those guidelines will be followed with the assistance of GLC.
GLC assists LSV with voting execution, including through an electronic vote management system that allows GLC to: (1) populate each client’s votes shown on GLC’s electronic voting platform with GLC’s recommendations (“pre-population”); and (2) automatically submit the client’s votes to be counted (“automated voting”). There will likely be circumstances where, before the submission deadline for proxies to be voted at the shareholder meeting, an issuer intends to file or has filed additional soliciting materials with the Securities and Exchange Commission regarding a matter to be voted upon. It is possible in such circumstances that LSV’s use of pre-population and automated voting could result in votes being cast that do not take into account such additional information. In order to address this concern, GLC actively monitors information sources for supplemental or updated information and has in place a system to allow for issuer feedback on its voting recommendations. Such updated information and feedback is considered by GLC and voting recommendations are modified as appropriate. LSV’s pre-populated votes would then also be automatically updated. GLC’s processes in this area are part of LSV’s review of their services as described below.
LSV conducts a number of periodic reviews to seek to ensure votes are cast in accordance with this policy and applicable GLC guidelines. In addition, on a semi-annual basis, LSV requires GLC to, among other things, provide confirmations regarding its policies and procedures and reporting on any changes to such policies and procedures. As part of such semi-annual process, LSV also obtains information regarding the capacity and competency of GLC to provide proxy advisory services to LSV.
In the voting process, conflicts can arise between LSV’s interests and that of its clients. In such situations, LSV will continue to vote the proxies in accordance with the recommendation of GLC based on its pre-determined guidelines. A written record will be maintained explaining the reasoning for the vote recommendation. LSV also monitors GLC’s conflicts of interest policies and procedures on a periodic basis.
LSV may be unable or may choose not to vote proxies in certain situations. For example, and without limitation, LSV may refrain from voting a proxy if (i) the cost of voting the proxy exceeds the expected benefit to the client, (ii) LSV is not given enough time to process the vote, (iii) voting the proxy requires the security to be “blocked” or frozen from trading or (iv) it is otherwise impractical or impossible to vote the proxy, such as in the case of voting a foreign security that must be cast in person.
Clients may receive a copy of this proxy voting policy and LSV’s voting record for their account by request. In addition, clients are sent a copy of their respective guidelines on an annual basis. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser a copy of LSV’s voting record for the fund so that the fund may fulfill it.
Recordkeeping.
LSV will retain:
1.
Copies of its proxy voting policies and procedures.
2.
A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).
3.
A record of each vote cast on behalf of a client (maintained by the proxy voting service).
4.
A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).
5.
A copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account.
LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.
The above listed information is intended to, among other things, enable clients to review LSV’s proxy voting procedures and actions taken in individual proxy voting situations.
LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV’s principal office.
Consideration of Environmental, Social and Governance Factors

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LSV Asset Management — Continued
LSV became a signatory to the Principles for Responsible Investment (“PRI”) in April 2014. GLC is also a signatory to the PRI. The PRI provides a framework, through its six principles, for consideration of environmental, social and governance (“ESG”) factors in portfolio management and investment decision-making. The six principles ask an investment manager, to the extent consistent with its fiduciary duties, to seek to: (1) incorporate ESG issues into investment analysis and decision-making processes; (2) be an active owner and incorporate ESG issues into its ownership policies and practices; (3) obtain appropriate disclosure on ESG issues by the entities in which it invests; (4) promote acceptance and implementation of the PRI principles within the investment industry; (5) work to enhance its effectiveness in implementing the PRI principles; and (6) report on its activities and progress toward implementing the PRI principles. Through GLC, LSV is able to offer ESG-focused guidelines that include an additional level of analysis on behalf of clients seeking to vote consistent with widely-accepted enhanced ESG practices. These ESG-focused guidelines are designed for clients with a focus on disclosing and mitigating company risk with regard to ESG issues..

Mar Vista Investment Partners, LLC
PROXY VOTING GUIDELINES
1.
OPERATIONAL ITEMS
1a.
Adjourn Meeting
Vote AGAINST proposals to provide management with authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
1b.
Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
1c.
Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).
1d.
Change Company Name
Vote FOR proposals to change the corporate name.
1e.
Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.
1f.
Ratifying Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
■
An auditor has a financial interest in or association with the company, and is therefore not independent.
■
Fees for non-audit services (other than tax preparation and tax consulting) are excessive (considered excessive if greater than 50% of audit fees), or
■
There is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.
Vote FOR shareholder proposals asking companies to prohibit or limit their auditors from engaging in excessive non-audit services. Consulting services are excessive if over 50% of audit fees. No limit on tax related fees is necessary.
Vote AGAINST shareholder proposals asking for audit firm rotation.
1g.
Transact Other Business
Vote AGAINST proposals to approve other business when it appears as voting item. Significant business should be brought before shareholders for approval.
1h.
Accounts and Reports
Vote FOR routine proposals to accept the accounts and reports at the annual meeting.
2.
BOARD OF DIRECTORS
2a.
Voting on Director Nominees in Uncontested Elections

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Mar Vista Investment Partners, LLC — Continued
Generally vote FOR on proposals regarding director nominees taking into account the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:
■
Attend less than 75 percent of the board and committee meetings without a valid excuse
■
Implement or renew a dead-hand or modified dead-hand poison pill
■
Ignore a shareholder proposal that is approved by a majority of the shares outstanding
■
Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
■
Failed to act on takeover offers where the majority of the shareholders tendered their shares
■
Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
■
Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee, or the company does not have one of these committees
■
Are audit committee members and the non-audit fees paid to the auditor are excessive
In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.
2b.
Age Limits
Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.
2c.
Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
2d.
Classification / Declassification of the Board
Vote AGAINST proposals to classify boards. Vote FOR proposals to declassify boards.
2e.
Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting. Vote FOR proposals to restore or permit cumulative voting.
2f.
Director and Officer Indemnification and Liability Protection
Vote FOR proposals on director and officer indemnification and liability protection using Delaware law as the standard.
Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
Vote AGAINST indemnifications proposals that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
■
The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
■
Only if the director’s legal expenses would be covered.
2g.
Establish / Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat.
2h.
Filling Vacancies / Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

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Mar Vista Investment Partners, LLC — Continued
Vote CASE-BY-CASE on proposals that permit shareholders to elect directors to fill board vacancies. Consideration should be given to the board’s historical effectiveness in managing the company.
2i.
Independent Chairman (Separate Chairman / CEO)
Vote CASE-BY-CASE on shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposals warrant support:
■
Designated lead director appointed from the ranks of the independent board members with clearly delineated duties
■
Majority of independent directors on board
■
All independent key committees
■
Committee chairpersons nominated by the independent directors
■
CEO performance reviewed annually by a committee of outside directors
■
Established governance guidelines
■
Company performance
2j.
Majority of Independent Directors / Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold of definition for independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
2k.
Stock Ownership Requirements
Vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. Although stock ownership is encouraged, the company should determine the appropriate ownership requirements.
2l.
Term Limits
Vote AGAINST shareholder proposals to limit the tenure of outside directors.
3.
EXECUTIVE AND DIRECTOR COMPENSATION
Vote CASE-BY-CASE with respect to compensation plans. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, we will value award types. It will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power.
3a.
Director Compensation
Vote CASE-BY-CASE on compensation plans for directors.
3b.
Stock Plans in Lieu of Cash
Vote FOR plans which provide a dollar for dollar cash for stock exchange.
Vote CASE-BY-CASE for plans which do not provide a dollar for dollar cash for stock exchange. In no event should the value of a stock in lieu of cash plan exceed the cost of a cash only plan.
3c.
Director Retirement Plans
Vote AGAINST plans for nonemployee directors.
Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.
3d.
Stock Option Plans
Vote FOR stock option plans that limit annual share count dilution for options granted to the lesser of 10% of the company’s long term growth rate or 3% of beginning shares outstanding.
Vote AGAINST stock option plans that allow for accelerated vesting of options based upon short term stock price performance.
Vote AGAINST stock option plans with vesting schedules less than 5 years.
Vote AGAINST stock option plans that allow for options to be granted at less than fair market value.
3e.
Management Proposals Seeking Approval to Reprice Options

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Mar Vista Investment Partners, LLC — Continued
Vote AGAINST management proposals seeking approval to reprice options.
3f.
Employee Stock Purchase Plans
Vote CASE-BY-CASE on employee stock purchase plans taking into account:
■
Purchase price is at least 85 percent of fair market value
■
Offering period is 27 months or less
■
Potential voting power dilution is 10 percent or less
3g.
Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Vote FOR to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m).
Vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m). Vote CASE-BY-CASE when the company fails to provide performance targets; a company fails to provide either a total pool or an individual maximum; or the proposed plan is excessive when compared to its peers.
3h.
Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).
3i.
401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.
3j.
Shareholder Proposals Regarding Executive and Director Pay
Vote FOR shareholder proposals seeking additional disclosures of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Vote CASE-BY-CASE for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
3k.
Option Expensing
Vote AGAINST shareholder proposals asking the company to expense stock options. Companies may elect their accounting in accordance with GAAP.
3l.
Performance Based Stock Options
Vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance vested options), taking into account:
■
Whether the proposal mandates that all awards be performance based
■
Whether the proposal extends beyond executive awards to those of lower ranking employees
■
Whether the company’s stock based compensation plans meets the analysts criteria
Vote AGAINST proposals on stock option plans where performance vesting is tied solely to achieving short term stock price performance.
3m.
Golden and Tin Parachutes
Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote CASE-BY-CASE on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:
■
The parachute should be less attractive than an ongoing employment opportunity with the firm
■
The triggering mechanism should be beyond the control of management (i.e., acquisitions)

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■
The amount should not exceed three times base salary plus guaranteed benefits
3n.
Advisory Vote on Executive Compensation
Generally vote FOR proposals regarding Advisory Vote on Executive Compensation. Vote AGAINST or CASE-by-CASE in the following instances:
■
Pattern of poor pay-for-performance practices
■
Unclear disclosure regarding the overall compensation structure
■
Questionable adjustments to certain aspects of the overall compensation structure and/or other egregious prospects.
4.
PROXY CONTESTS
4a.
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE in a contested election of directors taking into account:
■
Long-term financial performance of the target company relative to its industry
■
Management’s track record
■
Background to the proxy contest
■
Qualifications of director nominees (both slates)
■
Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met
■
Stock ownership positions.
4b.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. In cases where we recommend in favor of the dissidents, we recommend voting FOR reimbursing proxy solicitation expenses.
4c.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows. In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.
5.
ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES
5a.
Advance Notice Requirement for Shareholder Proposals / Nominations
Vote CASE-BY-CASE on advance notice proposals giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.
5b.
Amend Bylaws Without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote CASE-BY-CASE for proposals giving the board the ability to amend the bylaws in addition to shareholders.
5c.
Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Vote FOR shareholder proposals to redeem a company’s poison pill. Vote AGAINST management proposals to ratify a poison pill.
5d.
Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.
5e.
Shareholder Ability to Call Special Meetings
Vote CASE-BY-CASE on proposals to restrict or prohibit shareholder ability to call special meetings. Proposals for shareholders to call special meetings are reasonable if they are at a reasonable location and time, allow for advance notification, and the requesting shareholder group pays the costs incurred to hold the meeting. In order to prevent abuse, shareholders representing at least a sizable minority of shares should support such a meeting prior to its calling. Typically this threshold should not fall below 10-15% of shares. In addition, the following factors will be taken into account when determining whether such a proposal should be supported; Company size, shareholder base in both percentage

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of ownership and type of shareholder, company performance, the existence of anti-takeover protections, opportunities for shareholder action, the responsiveness of the board and management to shareholders as evidenced by progressive shareholder rights policies, and whether the Company currently provides shareholders with the ability to call a special meeting.
Vote CASE-BY-CASE on proposals that remove restriction on the right of shareholders to act independently of management.
5f.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower or eliminate supermajority vote requirements.
6.
MERGERS AND CORPORATE RESTRUCTURINGS
6a.
Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.
6b.
Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals taking into account:
■
Purchase price
■
Fairness opinion
■
Financial and strategic benefits
■
How the deal was negotiated
■
Conflicts of interest
■
Other alternatives for the business
■
Noncompletion risk
6c.
Asset Sales
Vote CASE-BY-CASE on asset sales taking into account:
■
Impact of the balance sheet/working capital
■
Potential elimination of diseconomies
■
Anticipated financial and operating benefits
■
Anticipated use of funds
■
Value received for the asset
■
Fairness opinion
■
How the deal was negotiated
■
Conflicts of interest
6d.
Bundled Proposals
Vote CASE-BY-CASE on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the package items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.
6e.
Conversion of Securities
Vote CASE-BY-CASE on proposals regarding conversion of securities taking into account:
■
Dilution to existing shareholders
■
Conversion price relative to market value
■
Financial issues
■
Control issues
■
Termination penalties
■
Conflicts of interest
6f.
Corporate Reorganization / Debt Restructuring / Prepackaged Bankruptcy Plans / Reserve Leveraged Buyouts / Wrap Plans
Vote CASE-BY-CASE on proposals to increase common and/or preferred stock and to issue shares as part of a debt-restructuring plan taking into account:
■
Dilution to existing shareholders' position
■
Terms of the offer

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■
Financial issues
■
Management’s efforts to pursue other alternatives
■
Control issues
■
Conflicts of interest
6g.
Formation of Holding Company
Vote CASE-BY-CASE on proposals regarding the formation of a holding company taking into account:
■
The reasons for the change
■
Any financial or tax benefits
■
Regulatory benefits
■
Increases in capital structure
■
Changes to articles of incorporation or bylaws of the company
6h.
Going Private Transactions (LBOs and Minority Squeezeouts)
Vote CASE-BY-CASE on going private transactions taking into account:
■
Offer price/premium
■
Fairness opinion
■
How the deal was negotiated
■
Conflicts of interest
■
Other alternatives/offers considered
■
Noncompletion risk
6i.
Joint Ventures
Vote CASE-BY-CASE on proposals to form joint ventures taking into account:
■
Percentages of assets/business contributed
■
Percentage ownership
■
Financial and strategic benefits
■
Governance structure
■
Conflicts of interest
■
Other alternatives
■
Noncompletion risk
6j.
Liquidations
Vote CASE-BY-CASE on liquidations taking into account:
■
Management’s efforts to pursue other alternatives
■
Appraisal value of assets
■
Compensation plan for executives managing the liquidation
6k.
Mergers and Acquisitions / Issuance of Shares to Facilitate Merger or Acquisitions
Vote CASE-BY-CASE on merger and acquisitions determining whether the transaction enhances shareholder value taking into account:
■
Prospects of the combined company, anticipated financial and operating benefits
■
Offer price
■
Fairness opinion
■
How the deal was negotiated
■
Changes in corporate governance
■
Change in the capital structure
■
Conflicts of interest
6l.
Private Placements/Warrants / Convertible Debentures
Vote CASE-BY-CASE on proposals regarding private placements taking into account:
■
Dilution to existing shareholders' position
■
Terms of the offer

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■
Financial issues
■
Management’s efforts to pursue other alternatives
■
Control issues
■
Conflicts of interest
6m.
Spin-offs
Vote CASE-BY-CASE on spin-offs giving consideration to the following:
■
Tax and regulatory advantages
■
Planned use of the sale proceeds
■
Valuation of spin-offs
■
Fairness opinion
■
Benefits to the parent company
■
Conflicts of interest
■
Managerial incentives
■
Corporate governance changes
■
Changes in the capital structure
6n.
Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated by taking into account:
■
Prolonged poor performance with no turnaround in sight
■
Signs of entrenched board and management
■
Strategic plan in place for improving value
■
Likelihood of receiving reasonable value in a sale or dissolution
■
Whether company is actively exploring its strategic options, including retaining a financial advisor
7.
STATE OF INCORPORATION
7a.
Control Share Acquisition Provisions
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.
7b.
Control Share Cash-out Provisions
Vote FOR proposals to opt out of control share cash-out statutes.
7c.
Disgorgement Provisions
Vote FOR proposals to opt out of state disgorgement provisions.
7d.
Fair Price Provisions
Vote AGAINST proposals to adopt fair price provisions taking into account:
■
The vote required to approve the proposed acquisition
■
The vote required to repeal the fair price provisions
■
The mechanism for determining the fair price.
7e.
Freeze out Provisions
Vote FOR proposals to opt out of state freezeout provisions.
7f.
Greenmail
Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
Vote CASE-BY-CASE on antigreenmail proposals when they are bundled with other charter or bylaw amendments.
7g.
Reincorporation Proposals

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Vote FOR proposals to change a company’s state of incorporation, giving consideration to both financial and corporate governance concerns including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. If the change of state of incorporation results in a weakening of shareholders’ interests based on the above, vote AGAINST.
7h.
Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.
7i.
State Antitakeover Statutes
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions)
8.
CAPITAL STRUCTURE
8a.
Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.
8b.
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Votes to increase authorized stock should be limited to less than 15%, except in consideration of stock splits.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote CASE-BY-CASE on proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as an ongoing concern is uncertain.
8c.
Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote AGAINST proposals to create a new class of nonvoting or sub-voting common stock.
8d.
Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
8e. Preemptive Rights
Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights taking into account:
■
The size of a company
■
The characteristics of its shareholder base
■
The liquidity of the stock.
8f. Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote AGAINST proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote AGAINST proposals to increase the number of blank check preferred shares.
8g.
Recapitalization
Vote CASE-BY-CASE on recapitalization (reclassifications of securities) taking into account:
■
A more simplified capital structure
■
Enhanced liquidity
■
Fairness of conversion terms
■
Impact on voting power and dividends

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■
Reasons for the reclassification
■
Conflicts of interest
■
Other alternative considered
8h.
Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Vote FOR management proposals to implement a reverse stock split to avoid delisting. Vote AGAINST proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.
8i.
Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
8j.
Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.
8k.
Tracking Stock
Vote CASE-BY-CASE on the creation of track stock weighing the strategic value of the transaction against such factors as:
■
Adverse governance changes
■
Excessive increases in authorized capital stock
■
Unfair method of distribution
■
Diminution of voting rights
■
Adverse conversion features
■
Negative impact on stock option plans
■
Other alternatives such as spin-off
9.
SOCIAL AND ENVIRONMENTAL ISSUES
9a.
CONSUMER ISSUES AND PUBLIC SAFETY
9a-1.
Animal Rights
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing taking into account:
■
The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products)
■
The availability and feasibility of alternatives to animal testing to ensure product safety, and
■
The degree that competitors are using animal free testing
Vote AGAINST proposals seeking a report on the company’s animal welfare standards if:
■
The company has already published a set of animal welfare standards and monitors compliance
■
The company’s standards are comparable to or better than those of peer firms, and there are no serious controversies surrounding the company’s treatment of animals
■
Reporting information is currently available in other public filings or registrations
9a-2.
Drug Pricing
Vote AGAINST proposals asking the company to implement price restraints on pharmaceutical products. Restraints may be appropriate however, taking into account:
Whether the proposal focuses on a specific drug and region
■
Whether the economic benefits of providing subsidized drugs (e.g. public goodwill) outweigh the costs in terms of reduced profits, lower R & D spending, and harm to competitiveness
■
The extent that reduced prices can be offset through the company’s marketing budget without affecting R & D spending
■
Whether the company already limits price increases of its products
■
Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

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■
The extent that peer companies implement price restraints
9a-3.
Genetically Modified Foods
Vote AGAINST proposals to label genetically modified (GMO) ingredients voluntarily in the company’s products, or alternatively to provide interim labeling and eventually eliminate GMOs. In general, labeling requirements are better undertaken by regulators. Exceptions may be made after taking into account:
■
The costs and feasibility of labeling and/or phasing out
■
The nature of the company’s business and the proportion of it affected by the proposal
■
The proportion of company sales in markets requiring labeling or GMO-free products
■
The extent that peer companies label or have eliminated GMOs
■
Competitive benefits, such as expected increases in consumer demand for the company’s products
■
The risks of misleading consumers without federally mandated, standardized labeling
■
Alternatives to labeling employed by the company
Vote AGAINST proposals asking for a report on the feasibility of labeling products containing GMOs. Reporting requirements are better undertaken by regulators.
Vote AGAINST proposals to completely phase out GMOs from the company’s products. Such resolutions presuppose that there are proven health risks to GMOs, an issue better left to federal regulators, which outweigh the economic benefits derived from biotechnology.
Vote AGAINST reports outlining the steps necessary to eliminate GMOs from the company’s products. Such resolutions presuppose that there are proven health risks to GMOs, an issue better left to federal regulators, which outweigh the economic benefits derived from biotechnology.
Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company’s strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.
9a-4.
Handguns
Vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms falls within the purview of law enforcement agencies.
9a-5.
Predatory Lending
Vote AGAINST requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight. Reporting requirements are better undertaken by regulators. Exceptions may be made in unusual circumstances after taking into account:
■
Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
■
Whether the company has adequately disclosed the financial risks of its sub-prime business
■
Whether the company has been subject to violations of lending laws or serious lending controversies
■
Peer companies' policies to prevent abusive lending practices
9a-6.
Tobacco
Vote CASE-BY-CASE on most tobacco related proposals taking into account:
Second hand smoke:
■
Whether the company complies with all local ordinances and regulations
■
The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness
■
The risk of any health related liabilities
Advertising to youth:
■
Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
■
Whether the company has gone as far as peers in restricting advertising
■
Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
■
Whether restrictions on marketing to youth extend to foreign countries

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Cease production of tobacco related products or avoid selling products to tobacco companies:
■
The percentage of the company’s business affected
■
The economic loss of eliminating the business versus any potential tobacco related liabilities
Spin-off tobacco related businesses:
■
The percentage of the company’s business affected
■
The feasibility of a spinoff
■
Potential future liabilities related to the company’s tobacco business.
9a-7.
Stronger Product Warnings
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.
9a-8.
Investment in Tobacco Stocks
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.
9b.
ENVIRONMENT AND ENERGY
9b-1.
Arctic National Wildlife Refuge
Vote AGAINST reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR). Reporting requirements are better undertaken by regulators. Consideration should also be given to:
■
Whether there are publicly available environmental impact reports
■
Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills
■
The current status of legislation regarding drilling in ANWR
9b-2.
CERES Principles
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
■
The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
■
The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
■
Environmentally conscious practices of peer companies, including endorsement of CERES
■
Costs of membership and implementation
9b-3.
Environmental Reports
Vote AGAINST requests disclosing the company’s environmental policies. Companies are required to comply with various regulatory agencies which are better equipped to evaluate a company’s policies.
9b-4.
Global Warming
Vote AGAINST reports on the level of greenhouse gas emissions from the company’s operations and products. Reporting requirements are better undertaken by regulators.
9b-5.
Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
■
The nature of the company’s business and the percentage affected
■
The extent that peer companies are recycling
■
The timetable prescribed by the proposal
■
The costs and methods of implementation (programs should not be cost prohibitive)
■
Whether the company has a poor environmental track record, such as violations of federal and state regulations
■
The economic argument for recycling of the various waste products
9b-6.
Renewable Energy
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
■
The nature of the company’s business and the percentage affected
■
The extent that peer companies are switching from fossil fuels to cleaner sources
■
The timetable and specific action prescribed by the proposal

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■
The costs of implementation and related economic benefit
Vote AGAINST requests for reports on the feasibility of developing renewable energy sources. Such feasibility studies should be undertaken at a company’s initiative and should consider the economic benefit in addition to technical feasibility.
9c.
GENERAL CORPORATE ISSUES
9c-1.
Link Executive Compensation to Social Performance
Vote AGAINST proposals to review ways of linking executive compensation to social factors such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Many of the above items are subjective and open to broad interpretation which could result in manipulation of executive compensation.
9c-2.
Charitable / Political Contributions
Vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
■
The company is in compliance with laws governing corporate political activities, and
■
The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.
Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and already include reporting requirements.
Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level. Barring contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interest of the company.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsel, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders. Additionally, certain SEC filings already include backgrounds of key executives.
9d.
LABOR STANDARDS AND HUMAN RIGHTS
9d-1.
China Principles
Vote AGAINST proposals to implement the China Principles unless:
■
There are serious controversies surrounding the company’s China operations, and
■
The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO)
9d-2.
Country Specific Human Rights Reports
Vote AGAINST requests for reports detailing the company’s operations in a particular country and steps to protect human rights. Companies are required to comply with local regulations.
9d-3.
International Codes of Conduct / Vendor Standards
Vote AGAINST proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. Companies are required to comply with local regulations. Additional costs relating to such proposals can put companies at competitive disadvantage.
Vote AGAINST reports outlining vendor standards compliance. Vendor compliance is primarily the responsibility of the vendors and could put companies at a competitive disadvantage if required to implement such policies.
9d-4.
MacBride Principles
Vote AGAINST proposals to endorse or increase activity on the MacBride Principles.
9e.
MILITARY BUSINESS
9e-1.
Foreign Military Sales / Offsets

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Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.
9e-2.
Landmines and Cluster Bombs
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
■
Whether the company has in the past manufactured landmine components
■
Whether the company’s peers have renounced future production
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
■
What weapons classifications the proponents view as cluster bombs
■
Whether the company currently or in the past has manufactured cluster bombs or their components
■
The percentage of revenue derived from cluster bomb manufacture
■
Whether the company’s peers have renounced future production
9e-3.
Nuclear Weapons
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and nonmilitary uses, and withdrawal from these contracts could have a negative impact on the company’s business.
9e-4.
Space-based Weaponization
Vote AGAINST reports on a company’s involvement in spaced-based weaponization. Space based weaponization serve military and non-military uses. Additionally, reporting on specifics of activity could disclose confidential information related to our national security.
9f.
WORKPLACE DIVERSITY
9f-1.
Board Diversity
Vote AGAINST reports on the company’s efforts to diversify the board. Current reporting of board of directors’ composition is considered adequate.
Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board taking into account:
■
Degree of board diversity
■
Comparison with peer companies
■
Established process for improving board diversity
■
Existence of independent nominating committee
■
Use of outside search firm
■
History of EEO violations
9f-2.
Equal Employment Opportunity (EEO)
Vote AGAINST reports outlining the company’s affirmative action initiatives. Companies are already required to comply with regulations governing employment practices.
Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers that can pose a significant cost and administration burden on the company.
9f-3.
Glass Ceiling
Vote AGAINST reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations.
9f-4.
Sexual Orientation
Vote AGAINST proposals to amend the company’s EEO policy to include sexual orientation. The company’s management should determine EEO policies and coverages. Non-discrimination of any employee group is encouraged. However, policies should be left to management and should comply with applicable regulations.
Vote AGAINST proposals to extend company benefits to or eliminate benefits from the domestic partners. Benefit decisions should be left to the discretion of the company.

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Marathon Asset Management Limited
GENERAL
Marathon considers that the ability to influence management is an integral part of the investment management function. Marathon strongly adheres to the policy that good corporate governance is totally consistent with enhancing shareholder value. It is Marathon’s policy to exercise voting rights wherever it is practical to do so and if permitted under a client’s IMA/IAA.
A Proxy Voting Dashboard is available on the Marathon Asset Management website showing our vote history with a 180-day lag. Marathon has also been a member of the Principles for Responsible Investment since January 2019. Separately, the firm has been categorised as a Tier One signatory to the UK Stewardship Code by the UK’s Financial Reporting Council; Tier One being the highest level awarded to those managers which provide a good quality and transparent description of their approach to stewardship. Marathon is also a signatory to the Japanese Stewardship Code.
PROXY ADVISORS
In order to facilitate the proxy voting process, Marathon Asset Management has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS are an independent proxy advisor firm who specialise in providing a variety of fiduciary-level proxy advisory and voting services.
ISS also assist the firm by developing and updating their own set of guidelines which are incorporated into our guidelines by reference. They provide research and analysis on stock within all of Marathon’s portfolios, they will vote the ballots through their online portal and will give recommendations based on each agenda item compiled by their analysts in each region.
Marathon does not automatically accept the pre-populated responses input by ISS, nor automatically submits the clients’ votes. Instead all proxy events & supporting documentation (including internal research) are reviewed by the relevant portfolio manager(s)/analyst(s) for their consideration. Each PM has the option to accept the ISS recommendation, or to vote against the rationale provided by ISS. In these cases, a written explanation on the reasons to vote against the recommendation will be retained. This will include any new information filed by an issuer that may impact their decision. Typically, Marathon aims to submit a response at the date of the earliest custodian date (not ISS date). If it becomes apparent that new information is about to be filed by an issuer that could have a significant bearing on the proxy voting decision, the team responsible for submitting Marathon’s response would be asked to reach out to the relevant custodian to discuss delaying submission.
Written confirmation of the portfolio managers’ decision with regards to a proxy voting matter is received in writing by the relevant team, prior to submission via the ISS platform. In extremis, if matters materially altered as a result of information released by the issuer and Marathon had already filed, the relevant team would look to re-submit, talking to custodians as needed.
Where possible, all agenda items will be voted on a case by case basis with no pre-defined policy on how to vote certain events with PMs following any pre-defined client instructions accordingly. Marathon may engage with clients where voting authority has been retained by the client in order to discuss Marathon’s view on a matter. Separately, on any contentious issue Marathon may also look to contact clients to ensure their respective custodian recalls and restrict any stock on loan to enable all share to be voted. Note: Marathon’s overriding objective when investing or voting proxies is to achieve economic benefit for our clients within their agreed risk parameters. Portfolio Managers will expressly prioritise these economic aims over unrelated objectives which would lead them either to sacrifice investment return or take on additional investment risk to promote non-pecuniary goals.
The decision by Marathon to retain ISS is reviewed each year with input from investment managers, compliance and the proxy voting team. This review precedes the annual service review.
PROXY VOTING PROCESS
In addition to providing advice on specific policy voting issues, ISS also coordinate the actual exercise of the proxy vote. This entails receiving voting instructions from Marathon and transmitting them to each clients’ custodian for processing.
Marathon’s proxy team have access to the ISS web platform where ballots are collated from each custodian and linked to the appropriate meeting. These meetings are monitored and recorded in a central spreadsheet. Once the research has been updated, it will be sent to the Investment Manager to solicit their response by the stated deadline. From time to time, proxy votes will be solicited which involves special circumstances and require additional research and discussion. Any additional discussion may be conducted as soon as practical and with best endeavours before the ballot deadlines.
ISS provide a full reporting facility to Marathon detailing voting recommendations and actual votes transmitted to custodians; this reporting is available to clients on request. Marathon’s voting history is also published on its website 180 days after the meeting.

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Appendix a – Proxy Voting

Marathon Asset Management Limited — Continued
There may, from time to time, be instances when votes cast by Marathon on a client’s behalf are rejected. This could be for various reasons outside of Marathon’s control; including missing documentation that needs to be provided by the beneficial owner. E.g. There are some countries that require Power of Attorney documentation which authorises a local agent to facilitate the voting instruction on behalf of the client in the local market. If the appropriate documentation is not available for use, a vote instruction may be rejected. On a best efforts basis, Marathon requests custodians to provide a list of missing POAs for each of our clients on an annual basis to avoid these issues.
Quarterly checks are also completed across different markets and mandates to ensure ballots are being received from the custodian. Quarterly checks on voting will also be conducted by Risk to ensure accuracy and to flag any concerns or breaches to this policy.
SPECIAL CIRCUMSTANCES
Marathon considers their ability to engage with management of companies in which it invests carefully but also considers the right to be able to call a special meeting an important stewardship tool. As such, Marathon may from time to time, either independently or in collaboration with other shareholders call for special meetings.
CONFLICTS OF INTEREST
Occasions may arise during the voting process where a potential conflict of interest could arise. Such conflicts could include: (i) where portfolio managers have opposing views in connection with voting shares of a company they are both invested in; (ii) where Marathon has a separate material relationship with, or is soliciting business from, a company lobbying for proxies; or (iii) where a personal relationship exists, such as where a friend or relation is serving as a director of a company soliciting proxies. A conflict could also exist if a material business relationship exists with a proponent or opponent of a particular initiative. Where Marathon identifies a material conflict of interest, the team involved will raise the matter with Compliance. Such reporting will include full details of the issue including why the conflict is deemed material with confirmation how the proxy vote is to be undertaken in the best interests of all clients thereby helping to mitigate any conflict identified.

Sands Capital Management, LLC
Rule 206(4)-6 under the Advisers Act requires registered investment advisers to adopt and implement written policies and procedures reasonably designed to ensure advisers vote proxies in the best interest of their clients. The procedures must address material conflicts that may arise in connection with proxy voting. Rule 206(4)-6 further requires advisers to describe to clients their proxy voting policies and procedures and to provide copies of such policies and procedures to clients upon their request. Lastly, the Rule requires advisers to disclose how clients may obtain information on how the adviser voted their proxies.
To comply with Rule 206(4)-6, Sands Capital Management, LLC (“SCM”) has adopted and implemented this Policy and the procedures described herein.
POLICY
SCM’s policy is to vote client proxies in the best interest of its clients. Proxies are an asset of a client, which must be treated by SCM with the same care, diligence and loyalty as any asset belonging to a client. In voting proxies SCM should consider the short- and long-term implications of each proposal. In voting proxies, SCM typically is neither an activist in corporate governance nor an automatic supporter of management. However, because SCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, SCM believes that voting proxy proposals in the client’s best economic interests usually means voting with the recommendations of these management teams. Any specific voting instructions provided by an advisory client or its designated agent in writing will supersede this Policy. Clients with their own general or specific proxy voting and governance policies may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s expense.
PROXY COMMITTEE
SCM has established a Proxy Committee, which consists of five permanent members: the Chief Administrative Officer (“CAO”), the Chief Compliance Officer (“CCO”), a Director of Client Relations, the Director of ESG Research, and a member of the Directing Research Team (the “DRT”). The Proxy Committee meets at least annually, and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The CAO or designee acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

153

Appendix a – Proxy Voting

Sands Capital Management, LLC — Continued
The Proxy Committee is responsible for: (i) the oversight and administration of proxy voting on behalf of SCM’s clients, including developing, authorizing, implementing and updating this Policy and the procedures described herein; (ii) overseeing the proxy voting process, including reviewing reports on proxy voting activity at least annually, and as necessary, to fulfill its responsibilities; and (iii) engaging and overseeing third-party service provider(s), as necessary or appropriate, to ensure SCM receives the applicable proxy statements or to provide SCM information, research or other services to facilitate SCM’s proxy voting decisions.
The Proxy Committee has developed a set of criteria to be used when evaluating proxy issues. These criteria and general proxy voting guidelines are set forth in the Proxy Voting Guidelines, which are attached hereto as Attachment A (the “Guidelines”). The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the evaluation of each proposal incorporates considerations specific to the company whose proxy is being voted.
RETENTION AND OVERSIGHT OF PROXY ADVISORY FIRMS
Institutional Shareholder Service (ISS), Glass Lewis, and Stakeholders Empowerment Services (SES) (“Proxy Research Providers”) re independent advisers that specialize in providing a variety of fiduciary- level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided may include in-depth research, global issuer analysis and voting recommendations. SCM has retained Proxy Research Providers to analyze proxy issues and to make vote recommendations on those issues. While we review the recommendations of one or more Proxy Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. SCM votes all proxies based on its own proxy voting policies in the best interests of clients. In addition to research, ISS provides vote execution, reporting, and recordkeeping services to SCM. As part of SCM’s ongoing oversight responsibilities, SCM performs periodic due diligence on the Proxy Research Providers.
PROCEDURES FOR IDENTIFICATION AND VOTING OF PROXIES
The following procedures are designed to resolve material conflicts of interest before voting client proxies.
1.
SCM maintains a list of all clients for which it votes proxies. The list may be maintained either in hard copy or electronically, and is updated by the Investment Operations Team, which obtains proxy voting information from client agreements or internal account onboarding documentation.
2.
As part of the account opening procedure, the Investment Operations Team will note whether or not SCM is responsible for voting proxies for the client.
3.
Where SCM has the authority to vote proxies, the Investment Operations and Client Relations Teams will work with the client to ensure that SCM is designated to receive proxy voting materials from companies or intermediaries.
4.
SCM has retained one or more third parties to assist in the coordination, voting and recordkeeping of proxies (see Retention and Oversight of Proxy Advisory Firms).
5.
The CAO, through a proxy voting designee working as a proxy administrator, receives all proxy voting materials and has overall responsibility for ensuring that proxies are voted and submitted in a timely manner.
6.
SCM’s Investment Research Team (the “Research Team”) is responsible for reviewing proxy proposals for portfolio securities. Prior to a proxy voting deadline, the appropriate Research Team member will decide as how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, a Research Team member may consider information from a number of sources, including management of the company, shareholder groups and independent proxy research services.
7.
If the Research Team or Proxy Administrator becomes aware of potential factual errors, incompleteness or methodological weaknesses in the Proxy Research Providers analysis, they must escalate this issue to the CAO or CCO.
8.
SCM believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. SCM may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. SCM may also engage with management on a range of environmental, social or corporate governance issues throughout the year.
9.
SCM Staff Members involved in the process are responsible for assessing whether there is any material conflict between the interests of SCM or its affiliates or associates and the interests of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this Policy.

154

Appendix a – Proxy Voting

Sands Capital Management, LLC — Continued
10.
If no material conflicts of interest have been identified, SCM will vote proxies according to this Policy (including by not voting if SCM deems that to be in its clients’ best interest).
11.
Upon detection of a conflict of interest, the conflict will be brought to the attention of the Proxy Committee for resolution. See Conflicts of Interest section for additional information.
12.
SCM is not required to vote every client proxy provided that electing not to vote is consistent with SCM’s fiduciary obligations. SCM shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client. See Proxies of Certain Global Issuers below.
13.
SCM may process certain proxies without voting them or may systematically vote with management. Examples include, without limitation, proxies issued by companies SCM has decided to sell, proxies issued for securities that SCM did not select for a client portfolio, such as, securities that were selected by a previous adviser, unsupervised or non-managed securities held in a client’s account (such as ETFs), money market securities, or other securities selected by clients or their representatives other than SCM.
14.
In the event that SCM votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires SCM to vote a certain way on an issue, while SCM deems it beneficial to vote in the opposite direction for its other clients) in SCM’s files.
15.
The CAO and the applicable Research Team member must report any attempts by SCM’s personnel to influence the voting of client proxies in a manner that is inconsistent with this Policy, as well as any attempts by persons or entities outside SCM seeking to influence the voting of client proxies. Reporting shall be made to the CCO, or if the CCO is the person attempting to influence the voting, then to SCM’s General Counsel.
16. All proxy votes will be recorded and the following information must be maintained:
■
The name of the issuer of the portfolio security;
■
The security identifier of the portfolio holding.
■
The Council on Uniform Securities Identification Procedures (“CUSIP”) or similar number, in each case, if any, for the security;
■
The shareholder meeting date;
■
The number of shares SCM is voting firm-wide;
■
A brief identification of the matter voted on;
■
Whether the matter was proposed by the issuer or by a security holder;
■
Whether or not SCM cast its vote on the matter;
■
How SCM voted (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
■
Whether SCM cast its vote with or against management; and
■
Whether any client requested an alternative vote of its proxy.
SECURITIES LENDING
If a client participates in a securities lending program, SCM will not be able to vote the proxy of the shares out on loan. SCM will generally not seek to recall for voting the client shares on loan. However, under rare circumstances, for voting issues that may have a particularly significant impact on the investment (a “Significant Event”), SCM may request a client to recall securities that are on loan if SCM determines that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities. The Research Team member who is responsible for voting the proxy will notify the Proxy Committee in the event they believe a recall of loaned securities is necessary.
In determining whether a recall of a security is warranted, SCM will take into consideration whether the benefit of the vote would be in the client’s best interest despite the costs and the lost revenue to the client and the administrative burden of retrieving the securities. SCM may use third-party service providers to assist it in identifying and evaluating whether an event constitutes a Significant Event. From time to time, the Proxy Committee will deem certain matters to be Significant Events and will adjust the foregoing standard accordingly.

155

Appendix a – Proxy Voting

Sands Capital Management, LLC — Continued
PROXIES OF ISSUERS IN CERTAIN COUNTRIES
It is SCM’s policy to seek to vote all proxies for client securities over which it has proxy voting authority where SCM can reasonably determine that voting such proxies will be in the best interest of its clients.
Voting proxies of issuers in certain countries may give rise to a number of administrative or operational issues that may cause SCM to determine that voting such proxies are not in the best interest of its clients or that it is not reasonably possible to determine whether voting such proxies will be in the best interests of its clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.
■
SCM may receive meeting notices without enough time to fully consider the proxy or after the cut- off date for voting.
■
A market may require SCM to provide local agents with a power of attorney or consularization prior to implementing SCM’s voting instructions.
■
Proxy materials may not be available in English.
■
SCM may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor.
■
Proxy voting in certain countries may require “share blocking.” In such cases, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, SCM believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required SCM generally elects not to vote those shares. The applicable Research Team member in conjunction with the Proxy Committee retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.
The rationale for not voting a client proxy must be documented and the documentation must be maintained in SCM’s files.
CONFLICTS OF INTEREST
The following potential conflicts of interest have been identified:
■
SCM provides services to an institutional client or is in the process of being engaged to provide services to an institutional client that is affiliated with an issuer that is held in the SCM’s client portfolios. For example, SCM may be retained to manage Company A’s pension fund, where Company A is a public company and SCM’s client accounts hold shares of Company A. Another example is SCM’s clients may hold an investment in an issuer affiliated with an adviser of a fund vehicle sub-advised by SCM.
■
SCM provides services to an individual, or is in the process of being engaged to provide services to an individual, who is an officer or director of an issuer that is held in SCM’s client portfolios;
■
A Staff Member maintains a personal or business relationship (not an advisery relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of a Staff Member may be a high-level executive of an issuer that is held in SCM’s client portfolios. The spouse could attempt to influence SCM to vote in favor of management; and
■
SCM or a Staff Member personally owns a significant number of an issuer’s securities that are also held in SCM’s client portfolios. The Staff Member may seek to vote proxies in a different direction for his or her personal holdings than would otherwise be warranted by this Policy. The Staff Member could oppose voting the proxies according to the policy and successfully influence SCM to vote proxies in contradiction to this Policy.
■
The issuer is a vendor whose products or services are material or significant to the business of to the business of SCM or its affiliates.
Due to the difficulty of predicting and identifying all material conflicts, Staff Members are responsible for notifying the CAO or the CCO of any material conflict that may impair SCM’s ability to vote proxies in an objective manner. Upon such notification, the CAO or the CCO will notify the Proxy Committee of the conflict.

156

Appendix a – Proxy Voting

Sands Capital Management, LLC — Continued
In the event that the Proxy Committee determines that SCM has a conflict of interest with respect to a proxy proposal, the Proxy Committee will also determine whether the conflict is “material” to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to SCM’s conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then SCM may vote the proxy in accordance with the recommendation of the relevant Research Team member.
In the event that the Proxy Committee determines that SCM has a material conflict of interest with respect to a proxy proposal, SCM will vote on the proposal in accordance with the determination of the Proxy Committee. Prior to voting on the proposal, SCM may: (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to clients that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how SCM will vote on the proposal (or otherwise obtain instructions from the client as to how to vote the proxy).
RECORDKEEPING
SCM must maintain the documentation described in the following section for a period of not less than five years in an easily accessible place, the first two years at its principal place of business. The CAO will be responsible for the following procedures and for ensuring that the required documentation is retained.
Outside third party request to review proxy votes:
■
Staff Members must be thoughtful and cautious in sharing how SCM plans to vote its clients’ proxies. Until the vote has been cast and the relevant shareholder meeting has transpired, SCM generally treats information about SCM’s voting as confidential. Staff Members may not disclose SCM’s vote prior to the meeting or commit to any third party to vote a certain way without the prior consent of the CCO or General Counsel. Notwithstanding the previous sentence, Staff Members are permitted to prudently express SCM’s thoughts or opinions on topics in discussions with the relevant companies, advisors (3rd party research providers), and other shareholders prior to voting as a part of SCM’s ongoing education and engagement.
■
Once the vote has been cast and the relevant shareholder meeting has transpired, analysts can choose to share how SCM voted with the relevant company or other shareholders, if necessary, as part of SCM’s ongoing engagement with management and the company’s shareholder base.
■
All disclosures of votes in response to requests for vote information not originating from the company must be approved by the CAO prior to the disclosure of the vote. All written requests must be retained in the permanent file. The CAO or designee will record the identity of the outside third party, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.
■
As is consistent with SCM’s Advertising and Marketing Policy, all Staff Members must refer inquiries from the press to the Director, Portfolio Analysis and Communications.
Proxy statements received regarding client securities:
■
Proxy statements must be maintained in accordance with this Policy.
Note: SCM is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.
Proxy voting records:
■
Documents prepared or created by SCM that were material to deciding on how to vote, or that memorialized the basis for the decision, must be maintained in accordance with this Policy.
■
Documentation or notes or any communications received from third parties, other industry analysts, third-party service providers, company’s management discussions, etc. that were material in the basis for the decision, must be maintained in accordance with this Policy.
■
Clients may request their proxy voting record for the 5-year period prior to their request. Records prior to that 5-year request will be provided on a best efforts basis.

157

Appendix a – Proxy Voting

Sands Capital Management, LLC — Continued
DISCLOSURE
SCM will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this Policy and the procedures described herein; and (ii) information about how clients may obtain information on how SCM voted their securities. In addition, certain voting records are available on SCM’s website at www.sandscapital.com.
RESPONSIBILITY
The CAO is responsible for overseeing and implementing this Policy.

Shenkman Capital Management, Inc.
When Shenkman has discretion to vote the proxies of clients, the firm will vote those proxies in the best interest of clients and in accordance with the Proxy Voting Policy and Procedures.
Shenkman will carefully consider all proxy solicitation materials and other information and facts the firm deems relevant in determining how to vote a proxy. If appropriate, Shenkman will vote the relevant proxy on behalf of its discretionary client accounts. On the other hand, Shenkman may refrain from voting a proxy and provide such proxy to the client to vote. A portfolio manager will make all voting decisions on behalf of a discretionary client account based solely on his/her determination of the best interests of that account. The portfolio manager will send his/her decision to the firm’s Portfolio Services Department, which will be responsible for either (a) recording that Shenkman will not be voting the proxy or (b) completing the proxy and returning it to the issuer and/or the custodian in a timely and appropriate manner. Shenkman will use reasonable efforts to respond to each proxy solicitation by the deadline for such response.
Shenkman’s CCO shall monitor that the firm’s processing of proxy statements is handled and processed in accordance with the Proxy Voting Policy and Procedures.
Shenkman will review all proxy solicitation materials the firm receives concerning instruments held in a discretionary client account. Shenkman will evaluate all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when appropriate and when reasonably available. In the absence of specific voting guidelines from a client, Shenkman will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. Shenkman believes that voting proxies in accordance with the firm’s guidelines is in the best interests of clients.
Due to the size and nature of Shenkman’s operations and the firm’s limited affiliations in the securities industry, Shenkman does not expect that material conflicts of interest will arise between the firm and a discretionary client account over proxy voting. Shenkman recognizes, however, that such conflicts may arise from time-to-time, such as, for example, when Shenkman or one of the firm’s affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or reappointment as a director of a company. If a material conflict of interest arises, Shenkman will determine whether voting in accordance with the voting guidelines is in the best interests of the client. Under no circumstances will Shenkman place the firm’s own interests ahead of the interests of discretionary client accounts in voting proxies.
If Shenkman determines that the Proxy Voting Policy and Procedures do not adequately address a material conflict of interest related to a proxy, Shenkman will provide the affected client with copies of all proxy solicitation materials received by the firm with respect to that proxy, notify that client of the actual or potential conflict of interest, and of Shenkman’s intended response to the proxy request (which response will be in accordance with the Proxy Voting Policy and Procedures), and request that the client consent to Shenkman’s intended response. If the client consents to the firm’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, (provided that Shenkman has exercised reasonable efforts to obtain the client’s response), Shenkman will vote the proxy as described in the notice. If the client objects to the firm’s intended response, Shenkman will vote the proxy as directed by the client.

Westfield Capital Management Company, L.P.
INTRODUCTION
Westfield will offer to vote proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance. Therefore, we seek to vote all proxies in the best interests of our clients which includes ERISA plan participants and beneficiaries, as applicable. Westfield also recognizes that the voting of proxies with respect to securities held in client accounts is an investment responsibility having economic value. Based on this, Westfield votes all ballots received for client accounts and covers all costs associated with voting proxy ballots.

158

Appendix a – Proxy Voting

Westfield Capital Management Company, L.P. — Continued
In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), Westfield has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients. Our authority to vote proxies for our clients is established in writing, usually by the investment advisory contract. Clients can change such authority at any time with prior written notice to Westfield. Clients can also contact their Marketing representative or the Operations Department (wcmops@wcmgmt.com) for a report of how their accounts’ securities were voted.
OVERSIGHT OF PROXY VOTING FUNCTION
Westfield has engaged a third-party service provider, Institutional Shareholder Services, Inc. (the “vendor”), to assist with proxy voting. Westfield’s Operations team, with oversight from Compliance, will:
■
oversee the vendor; this includes performing annual audits of the proxy votes and conducting annual due diligence;
■
ensure required proxy records are retained according to applicable rules and regulations and internal policy;
■
distribute proxy reports prepared by the vendor for internal and external requests;
■
review the proxy policy and voting guidelines at least annually; and
■
identify material conflicts of interest that may impair our ability to vote shares in our clients’ best interest.
PROXY VOTING GUIDELINES
Westfield utilizes the vendor’s proxy voting guidelines, which consider market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield does not select a client’s voting policy. Clients must choose the policy that best fits their requirements. Clients may choose to vote in accordance with the vendor’s U.S. proxy voting guidelines (i.e., Standard Guidelines), Taft-Hartley guidelines which are in full conformity with the AFL-CIO’s proxy voting guidelines, Socially Responsible Investing Guidelines (“SRI”) or Sustainability Guidelines. A summary of ISS’ voting guidelines is located at the end of this policy.
The vendor reviews the above listed policies annually to ensure they are still considering market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield will review these changes annually to ensure they are in our clients’ best interests.
Generally, information on Westfield’s proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield may provide such information to solicitors if we believe a response will benefit our clients or a response is requested from the Westfield security analyst or portfolio manager.
PROXY VOTING PROCESS
The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will use best efforts in obtaining any missing ballots; however, we vote only those proxy ballots our vendor has received. For any missing ballots, the vendor and/or Westfield will contact custodians to locate such missing ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate in securities lending programs should be aware that Westfield will not call back any shares on loan for proxy voting purposes. However, we could request a client call back shares if we determine there is the potential for a material benefit in doing so.
For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. Proxies will be voted in accordance with the guidelines, unless the Westfield analyst or portfolio manager believes that following the vendor’s guidelines would not be in the clients’ best interests.
With limited exceptions, an analyst or portfolio manager may request to override the Standard or the Sustainability Guidelines at any time before the meeting cutoff date. In addition, certain proxy ballots (e.g., contentious proposals) may necessitate further review from the analyst or portfolio manager. Compliance will attempt to identify such ballots and bring them to the analyst’s or portfolio manager’s attention. If the analyst or portfolio manager chooses to vote against the vendor’s stated guidelines in any instance, he/she must make the request in writing and provide a rationale for the vote against the stated guidelines. No analyst or portfolio manager overrides are permitted in the Taft-Hartley and SRI guidelines.

159

Appendix a – Proxy Voting

Westfield Capital Management Company, L.P. — Continued
CONFLICTS OF INTEREST
Compliance and Operations are responsible for identifying conflicts of interest that could arise when voting proxy ballots on behalf of our clients. Per Westfield’s Code of Ethics and other internal policies, all employees should avoid situations where potential conflicts may exist. Westfield has put in place certain reviews to ensure proxies are voted solely on the investment merits of the proposal. In identifying potential conflicts, Compliance and Operations will review many factors, including, but not limited to existing relationships with Westfield or an employee, and the vendor’s disclosed conflicts. If an actual conflict of interest is identified, it is reviewed by the Compliance and/or Operations teams. If it is determined that the conflict is material in nature, the analyst or portfolio manager may not override the vendor’s recommendation. Westfield’s material conflicts are coded within the vendor’s system. These meetings are flagged within the system to ensure we do not override the vendor’s recommendations.
Annually Westfield will review ISS’ policies regarding their disclosure of their significant relationships to determine if there are conflicts that would impact Westfield. We will also review their Code of Ethics which specifically identifies their actual or potential conflicts. During our annual due diligence visit we ensure that ISS still has firewalls in place to separate the staff that performs proxy analyses and research from the members of ISS Corporate Solutions, Inc.
PROXY REPORTS
Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up stage, but clients may modify this reporting schedule at any time with prior written notice to Westfield. The reports will contain at least the following information:
■
company name
■
meeting agenda
■
how the account voted on each agenda item
■
how management recommended the vote to be cast on each agenda item
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rationale for any votes against the established guidelines (rationale is not always provided for votes that are in-line with guidelines since these are set forth in the written guidelines)
RECORDKEEPING
In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by either Westfield or the proxy vendor:
■
a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect during the required time period;
■
electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
■
records of each vote cast for each client;
■
documentation created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);
■
written reports to clients on proxy voting and all client requests for information and Westfield’s response;
■
disclosure documentation to clients on how they may obtain information on how we voted their securities

160

111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606-4302
800-422-1050
harborcapital.com
FD.SAI.0322

HARBOR FUNDS
PART C. OTHER INFORMATION
Item 28.	Exhibits
a.	(1)	Amended and Restated Agreement and Declaration of Trust dated December 16, 2016, filed with Post-Effective Amendment No. 131 on October 30, 2017
	(2)	Establishment and Designation of Series of Shares of Beneficial Interest, $.01 Par Value Per Share dated August 19, 2020, filed with Post-Effective Amendment No. 152 on September 12, 2019
b.		Amended and Restated By-Laws dated December 1, 2020 – filed with Post-Effective Amendment No. 164 on June 4, 2021
c.
Article VI of the Amended and Restated Agreement and Declaration of Trust dated December 16, 2016 and
Article III of the Amended and Restated By-Laws dated December 16, 2016; filed with Post-Effective
Amendment No. 131 on October 30, 2017

d.	(1)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Capital
Appreciation Fund – dated July 1, 2013, filed with Post-Effective Amendment No. 101 on August 15, 2013

(2)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Jennison Associates LLC
– Harbor Capital Appreciation Fund – dated July 1, 2013, filed with Post-Effective Amendment No. 101 on
August 15, 2013

(3)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor
Disruptive Innovation Fund – dated September 1, 2021 – filed with Post-Effective Amendment No. 164 on
June 4, 2021

(4)
Non-Discretionary Model Portfolio Provider Agreement between the Registrant, Harbor Capital Advisors,
Inc. and 4BIO Partners, LLP – Harbor Disruptive Innovation Fund – dated September 1, 2021 – filed with
Post-Effective Amendment No. 164 on June 4, 2021

(5)
Non-Discretionary Model Portfolio Provider Agreement between the Registrant, Harbor Capital Advisors,
Inc. and NZS Capital, LLC – Harbor Disruptive Innovation Fund – dated September 1, 2021 – filed with
Post-Effective Amendment No. 164 on June 4, 2021

(6)
Non-Discretionary Model Portfolio Provider Agreement between the Registrant, Harbor Capital Advisors,
Inc. and Sands Capital Management, LLC – Harbor Disruptive Innovation Fund – dated September 1, 2021
– filed with Post-Effective Amendment No. 164 on June 4, 2021

(7)
Non-Discretionary Model Portfolio Provider Agreement between the Registrant, Harbor Capital Advisors,
Inc. and Tekne Capital Management, LLC – Harbor Disruptive Innovation Fund – dated September 1, 2021
– filed with Post-Effective Amendment No. 164 on June 4, 2021

(8)
Non-Discretionary Model Portfolio Provider Agreement between the Registrant, Harbor Capital Advisors,
Inc. and Westfield Capital Management Company, L.P. – Harbor Disruptive Innovation Fund – dated
September 1, 2021 – filed with Post-Effective Amendment No. 164 on June 4, 2021

(9)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Large
Cap Value Fund – dated March 1, 2020, filed with Post-Effective Amendment No. 160 on February 25,
2020

(10)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Aristotle Capital
Management, LLC – Harbor Large Cap Value Fund – dated March 1, 2020, filed with Post-Effective
Amendment No. 160 on February 25, 2020

	(11)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Mid Cap Fund – dated December 1, 2019, filed with Post-Effective Amendment No. 151 on September 5, 2019
(12)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and EARNEST Partners LLC
– Harbor Mid Cap Fund – dated December 1, 2019, filed with Post-Effective Amendment No. 151 on
September 5, 2019

	(13)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Mid Cap Value Fund – dated July 1, 2013, filed with Post-Effective Amendment No. 101 on August 15, 2013
(14)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and LSV Capital
Management – Harbor Mid Cap Value Fund – dated October 1, 2019, filed with Post-Effective Amendment
No. 152 on September 12, 2019

(15)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Small
Cap Growth Fund – dated July 1, 2013; filed with Post-Effective Amendment No. 101 on August 15, 2013

(16)
Amended and Restated Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and
Westfield Capital Management Company, L. P. – Harbor Small Cap Growth Fund – dated February 1, 2022
– filed herewith

(17)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Small
Cap Value Fund – dated July 23, 2013, filed with Post-Effective Amendment No. 101 on August 15, 2013

(18)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and EARNEST Partners LLC
– Harbor Small Cap Value Fund – dated July 1, 2013, filed with Post-Effective Amendment No. 101 on
August 15, 2013

(19)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor
Strategic Growth Fund – dated March 1, 2017, filed with Post-Effective Amendment No. 124 on
December 16, 2016

(20)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Mar Vista Investment
Partners, LLC - Harbor Strategic Growth Fund – dated March 6, 2017, filed with Post-Effective
Amendment No. 124 on December 16, 2016

(21)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor
Diversified International All Cap Fund – dated November 1, 2015, filed with Post-Effective Amendment
No. 116 on October 29, 2015

(22)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Marathon Asset
Management LLP - Harbor Diversified International All Cap Fund – dated September 23, 2020, filed with
Post-Effective Amendment No. 162 on December 15, 2020

(23)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor
Emerging Markets Equity Fund – dated September 23, 2020, filed with Post-Effective Amendment No. 162 on December 15, 2020

(24)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Marathon Asset
Management LLP – Harbor Emerging Markets Equity Fund – dated September 30, 2019, filed with
Post-Effective Amendment No. 162 on December 15, 2020

(25)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor
Focused International Fund – dated June 1, 2019, filed with Post-Effective Amendment No 146 on
March 12, 2019

(26)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Comgest Asset
Management International Limited – Harbor Focused International Fund – dated June 1, 2019, filed with
Post-Effective Amendment No. 146 on March 12, 2019

(27)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Global
Leaders Fund (f/k/a Harbor Global Growth Fund) – dated March 1, 2014, filed with Post-Effective
Amendment No. 113 on February 26, 2015

(28)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Sands Capital
Management, LLC – Harbor Global Leaders Fund – dated October 1, 2019, filed with Post-Effective
Amendment No. 152 on September 12, 2019

(29)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor International Fund – dated July 1, 2013, filed with Post-Effective Amendment No. 101 on August 15, 2013
(30)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Marathon Asset
Management LLP – Harbor International Fund – dated September 23, 2020, filed with Post-Effective
Amendment No. 162 on December 15, 2020

(31)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor
International Growth Fund – dated July 1, 2013, filed with Post-Effective Amendment No. 101 on
August 15, 2013

(32)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Baillie Gifford Overseas
Limited – Harbor International Growth Fund – dated March 1, 2020, filed with Post-Effective Amendment
No. 160 on February 25, 2020

(33)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor
International Small Cap Fund – dated February 1, 2016, filed with Post-Effective Amendment No. 120 on
January 28, 2016

(34)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Cedar Street Asset
Management LLC - Harbor International Small Cap Fund – dated May 23, 2019, filed with Post-Effective
Amendment No. 151 on September 5, 2019

	(35)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Overseas Fund – dated March 1, 2019, filed with Post-Effective Amendment No. 144 on December 10, 2018
(36)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Acadian Asset
Management LLC – Harbor Overseas Fund – dated October 1, 2019, filed with Post-Effective Amendment
No. 152 on September 12, 2019

	(37)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Core Plus Fund – dated February 2, 2022 – filed herewith
	(38)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Income Research & Management – Harbor Core Plus Fund – dated February 2, 2022 – filed herewith
(39)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor
Convertible Securities Fund – dated July 1, 2013, filed with Post-Effective Amendment No. 101 on
August 15, 2013

(40)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Shenkman Capital
Management, Inc. – Harbor Convertible Securities Fund – dated October 1, 2019, filed with Post-Effective
Amendment No. 152 on September 12, 2019

	(41)	Amended and Restated Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Core Bond Fund – dated December 1, 2021 – filed herewith
	(42)	Amended and Restated Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Income Research + Management – Harbor Core Bond Fund – dated December 1, 2021 – filed herewith
(43)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor
High-Yield Bond Fund – dated July 1, 2013, filed with Post-Effective Amendment No. 101 on August 15,
2013

(44)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Shenkman Capital
Management, Inc. – Harbor High-Yield Bond Fund – dated October 1, 2019, filed with Post-Effective
Amendment No. 152 on September 12, 2019

	(45)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Money Market Fund – dated July 1, 2013, filed with Post-Effective Amendment No. 101 on August 15, 2013
(46)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and BNP Paribas Asset
Management USA, Inc. (f/k/a Fisher, Francis, Trees and Watts, Inc.) – Harbor Money Market Fund – dated
July 1, 2013, filed with Post-Effective Amendment No. 101 on August 15, 2013

	(47)	Contractual Expense Limitation between the Registrant on behalf of certain series and Harbor Capital Advisors, Inc. dated March 1, 2022 – filed herewith
	(48)	Contractual Advisory Fee Waiver between the Registrant on behalf of certain series and Harbor Capital Advisors, Inc. dated March 1, 2022 – filed herewith
(49)
Contractual Expense Limitation between the Registrant on behalf of Harbor Disruptive Innovation Fund and Harbor Capital Advisors, Inc. dated September 1, 2021 – filed with Post-Effective Amendment No. 167 on September 1, 2021

e.	(1)	Distribution Agreement between Registrant and Harbor Funds Distributors, Inc. dated July 1, 2013, filed with Post-Effective Amendment No. 128 on May 11, 2017
	(2)	Amendment to Distribution Agreement between Registrant and Harbor Funds Distributors, Inc. dated December 1, 2019, filed with Post-Effective Amendment No. 152 on September 12, 2019
f.		None
g.	(1)
Custodian Agreement between the Registrant and State Street Bank and Trust Company dated
November 19, 1986, as amended through December 1, 2019, filed with Post-Effective Amendment No. 162 on December 15, 2020

h.	(1)
Transfer Agency and Service Agreement between the Registrant and Harbor Services Group, Inc. (f/k/a
Harbor Transfer, Inc.) dated June 7, 2001, filed with Post-Effective Amendment No. 32 on April 20, 2001

	(2)	Transfer Agency and Service Agreement Fee Schedule dated March 1, 2021, filed with Post-Effective Amendment No. 163 on February 23, 2021
	(3)	Form of Rule 12d1-4 Fund of Funds Investment Agreement – filed herewith
i.		Legal Opinion of General Counsel – filed herewith
j.		Consent of Independent Registered Public Accounting Firm – filed herewith
k.		None
l.		None
m.	(1)	Administrative Class Shares Distribution Plan adopted August 31, 2011; filed with Post-Effective Amendment No. 96 on February 27, 2012

	(2)	Investor Class Shares Distribution Plan adopted August 31, 2011; filed with Post-Effective Amendment No. 96 on February 27, 2012
n.		Multiple Class Plan pursuant to Rule 18f-3 dated August 7, 2017, filed with Post-Effective Amendment No. 130 on August 17, 2017
o.		Power of Attorney dated May 21, 2021 – filed with Post-Effective Amendment No. 164 on June 4, 2021
p.	(1)	Harbor Funds Code of Ethics dated November 10, 2020, filed with Post-Effective Amendment No. 162 on December 15, 2020
	(2)	Harbor Capital Advisors, Inc. and Harbor Funds Distributors, Inc. Code of Ethics and Standards of Conduct dated November 1, 2020, filed with Post-Effective Amendment No. 162 on December 15, 2020
	(3)	4BIO Partners LLP Code of Ethics – filed with Post-Effective Amendment No. 167 on September 1, 2021
	(4)	Acadian Asset Management LLC Code of Ethics dated January 2021 – filed herewith
	(5)	Aristotle Capital Management, LLC Code of Ethics dated January 19, 2021 – filed herewith
	(6)	Baillie Gifford Overseas Limited Code of Ethics dated August 2021 – filed herewith
	(7)	BNP Investment Partners USA Code of Ethics dated December 2021 – filed herewith
	(8)	Cedar Street Asset Management LLC Code of Ethics dated April 2019, filed with Post-Effective Amendment No. 151 on September 5, 2019
	(9)	Comgest Asset Management International Limited Code of Ethics dated December 2020 – filed herewith
	(10)	EARNEST Partners LLC Code of Ethics dated July 10, 2018, filed with Post-Effective Amendment No. 144 on December 10, 2018
	(11)	Income Research + Management Code of Ethics dated January 2015, filed with Post-Effective Amendment No. 134 on March 14, 2018
	(12)	Jennison Associates LLC Code of Ethics dated March 31, 2020, filed with Post-Effective Amendment No. 163 on February 23, 2021
	(13)	LSV Asset Management Code of Ethics dated March 3, 2021 – filed herewith
	(14)	Mar Vista Investment Partners, LLC Code of Ethics dated March 31, 2020, filed with Post-Effective Amendment No. 163 on February 23, 2021
	(15)	Marathon Asset Management LLP Code of Ethics dated June 11, 2021 – filed herewith
	(16)	NZS Capital LLC Code of Ethics dated March 31, 2020 – filed with Post-Effective Amendment No. 164 on June 4, 2021
	(17)	Sands Capital Management, LLC Code of Ethics dated September 2020, filed with Post-Effective Amendment No. 163 on February 23, 2021
	(18)	Shenkman Capital Management, Inc. Code of Ethics dated July 1, 2017, filed with Post-Effective Amendment No. 133 on December 11, 2017
	(19)	Tekne Capital Management, LLC Code of Ethics dated December 2020 – filed with Post-Effective Amendment No. 164 on June 4, 2021
	(20)	Westfield Capital Management Company, L.P. Code of Ethics dated June 21, 2021 – filed herewith

101.INS	XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxomony Extension Calculation Linkbase
101.DEF	XBRL Taxomony Extension Definition Linkbase
101.LAB	XBRL Taxomony Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase

Item 29. Persons Controlled by or Under Common Control with Registrant
None
Item 30. Indemnification
The Registrant maintains directors and officers insurance that, subject to the terms, conditions and deductibles of the policy, covers Trustees and officers of the Registrant while acting in their capacities as such. The issuer of the policy is the Chubb Custom Insurance Company, Chubb Group of Insurance Companies.
Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 31. Business or Other Connections of Investment Adviser
The business of Harbor Capital Advisors, Inc. is summarized under “The Adviser” section in the Prospectuses constituting Part A of this Registration Statement, which summaries are incorporated herein by reference.
The business or other connections of each director and officer of Harbor Capital Advisors, Inc. is currently listed in the investment adviser registration on Form ADV for Harbor Capital Advisors, Inc. (File No. 801-60367), and is hereby incorporated herein by reference thereto.

For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of each of the Subadvisers, reference is made to the respective Form ADV, as amended, filed under the Investment Advisers Act of 1940, each of which is incorporated herein by reference. The file number for each Subadviser is listed below.
File Number	Subadviser
801-121342	4BIO Partners LLP
801-28078	Acadian Asset Management LLC
801-60014	Aristotle Capital Management, LLC
801-21051	Baillie Gifford Overseas Limited
801-10577	BNP Paribas Asset Management USA, Inc.
801-114121	Cedar Street Asset Management LLC
801-108369	Comgest Asset Management International Limited
801-56189	EARNEST Partners, LLC
801-29482	Income Research + Management
801-5608	Jennison Associates LLC
801-47689	LSV Asset Management
801-68369	Mar Vista Investment Partners, LLC
801-63397	Marathon Asset Management LLP
801-119089	NZS Capital, LLC
801-64820	Sands Capital Management, LLC
801-25180	Shenkman Capital Management, Inc.
801-76834	Tekne Capital Management, LLC
801-69413	Westfield Capital Management Company, L.P.
Item 32. Principal Underwriter
(a)
None
(b)
The following table sets forth information concerning each director and officer of the Registrant’s principal underwriter, Harbor Funds Distributors, Inc.:
Name	Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Charles F. McCain	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Director, Chief Executive Officer	Chairman, Trustee and President
John S. Halaby	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	President	None
Anmarie S. Kolinski	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Chief Financial Officer, Executive Vice President and Treasurer	Treasurer
Erik D. Ojala	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Director, Executive Vice President	Chief Compliance Officer

Name	Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Gregg M. Boland	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President and AML Compliance Officer	Vice President
Jodie L. Crotteau	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Assistant Secretary and Chief Compliance Officer	Assistant Secretary
Robert C. Atwell	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President	None
John Clough	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President	None
Ben A. Coll	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President - Research	None
Ross W. Frankenfield	33 Arch Street 20th Floor Boston, Massachusetts 02110	Senior Vice President - Research	None
Avery G. Gerald	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President	None
Matthew D. McLaughlin	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President	None
Rebecca Muse-Orlinoff	33 Arch Street 20th Floor Boston, Massachusetts 02110	Senior Vice President - Research	None
Tyler B. Van Zandt	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President	None
Mary B. Gordon	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President	None
Johanna Z. Vogel	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President	None
Jim E. McCoy	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President	None
Chase A. Bower	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President	None
Dale J. Korman	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President	None
Stephanie A. Shuler	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President	None

Name	Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Stephanie A. Nee	33 Arch Street 20th Floor Boston, Massachusetts 02110	Vice President and Secretary	None
Bryan Sullivan	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Vice President, Regional Director	None
Bryan Griffin	33 Arch Street 20th Floor Boston, Massachusetts 02110	Vice President, Regional Director	None
Stephen J. Evangelista	33 Arch Street 20th Floor Boston, Massachusetts 02110	Vice President, Regional Director	None
Scott Sinclair	33 Arch Street 20th Floor Boston, Massachusetts 02110	Vice President	None
Steph R. Rezendes	33 Arch Street 20th Floor Boston, Massachusetts 02110	Vice President	None
Joseph P. Alkaraki	33 Arch Street 20th Floor Boston, Massachusetts 02110	Vice President	None
Alexandra R. Richardson	33 Arch Street 20th Floor Boston, Massachusetts 02110	Vice President	None
Thomas J. Pelletier	33 Arch Street 20th Floor Boston, Massachusetts 02110	Vice President	None
(c)
Not applicable
Item 33. Location of Accounts and Records
The books, accounts, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of the Registrant, Harbor Capital Advisors, Inc., Harbor Funds Distributors, Inc., and Harbor Services Group, Inc. each of which is located at 111 South Wacker Drive, 34th Floor, Chicago, IL 60606. Records also are maintained by each Fund’s respective subadviser at their respective locations identified in this Registration Statement.
Records relating to the duties of the Registrant’s custodian are maintained by State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111.
Item 34. Management Services
Not applicable
Item 35. Undertakings
None

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, the State of Illinois, on February 23, 2022.
Harbor Funds
By: /s/ Charles F. McCain

Charles F. McCain
President and Trustee
Pursuant to the requirements of the Securities Act, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.
Signatures	Title	Date
/s/ Charles F. McCain Charles F. McCain	President and Trustee (Principal Executive Officer)	February 23, 2022
/s/ Anmarie S. Kolinski Anmarie S. Kolinski	Treasurer (Principal Financial and Accounting Officer)	February 23, 2022
/s/ Scott M. Amero* Scott M. Amero	Trustee	February 23, 2022
/s/ Donna J. Dean* Donna J. Dean	Trustee	February 23, 2022
/s/ Randall A. Hack* Randall A. Hack	Trustee	February 23, 2022
/s/ Robert Kasdin* Robert Kasdin	Trustee	February 23, 2022
/s/ Kathryn L. Quirk* Kathryn L. Quirk	Trustee	February 23, 2022
/s/ Douglas J. Skinner* Douglas J. Skinner	Trustee	February 23, 2022
/s/ Ann M. Spruill* Ann M. Spruill	Trustee	February 23, 2022
By* /s/ Charles F. McCain

 Charles F. McCain
 As Attorney-in-Fact
 Dated: February 23, 2022
* Pursuant to Powers of Attorney dated May 21, 2021 filed with Post-Effective Amendment No. 164 on June 4, 2021.